                                        WACHOVIA MORTGAGE LOAN TRUST, LLC,

                                                   as Depositor,

                                          U.S. BANK NATIONAL ASSOCIATION,

                                 as Master Servicer and Certificate Administrator,

   NATIONAL CITY MORTGAGE CO., FIFTH THIRD MORTGAGE COMPANY, SUNTRUST MORTGAGE, INC. AND WELLS FARGO BANK, N.A.

                                                   as Servicers,

                                                        and

                                       HSBC BANK USA, NATIONAL ASSOCIATION,

                                                    as Trustee

                                          POOLING AND SERVICING AGREEMENT

                                               Dated March 27, 2007

                                              _______________________

                                        Mortgage Pass-Through Certificates

                                                   Series 2007-A

         Section 2.03          Representations, Warranties and Covenants of the Master Servicer and the
                               Servicers........................................................................43

         Section 2.04          Assignment of Interest in the Mortgage Loan Purchase Agreement; Depositor

         Section 3.02          Subservicing and Subcontracting; Enforcement of the Obligations of

         Section 3.08          Collection of Mortgage Loan Payments; Servicer Custodial Accounts;
                               Collection Account; Certificate Account; and Upper-Tier Certificate
                               Account..........................................................................59

         Section 3.09          Collection of Taxes, Assessments and Similar Items; Escrow Accounts..............63

         Section 3.10          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................64

                                                             -i-

         Section 3.11          Permitted Withdrawals from the Servicer Custodial Accounts, Collection

         Section 3.16          Documents, Records and Funds in Possession of the Master Servicer and

         Section 5.07          Rights of the Tax Matters Person in Respect of the Certificate
                               Administrator....................................................................89

                                                             -ii-

         Section 7.01          Respective Liabilities of the Depositor, the Master Servicer and the
                               Servicers........................................................................97

         Section 7.02          Merger or Consolidation of the Depositor, the Master Servicer or a
                               Servicer.........................................................................97

         Section 7.03          Limitation on Liability of the Depositor, the Master Servicer, the

         Section 8.03          Directions by Certificateholders and Duties of Trustee During Event of
                               Default.........................................................................104

         Section 8.04          Action upon Certain Failures of the Master Servicer or a Servicer and

                                                             -iii-

         Section 9.03          Neither Trustee nor Certificate Administrator Liable for Certificates or

         Section 9.11          Trustee's Fees and Expenses and Certificate Administrator's Fees and

         Section 10.01         Termination upon Purchase by the Master Servicer or Liquidation of All

                                                             -iv-

                                                             -v-

APPENDICES

Appendix 1                 Calculation of Uncertificated Lower-Tier Regular Interest Y Principal  Reduction
                           Amounts

EXHIBITS

Exhibit A-1                Form of Class A Certificate
Exhibit A-2                Form of Class 1-A-R Certificate
Exhibit B                  Form of Class B-1, Class B-2 and Class B-3 Certificate
Exhibit C                  Form of Class B-4, Class B-5 and Class B-6 Certificate
Exhibit D-1                Mortgage Loan Schedule (Loan Group 1)
Exhibit D-2                Mortgage Loan Schedule (Loan Group 2)
Exhibit D-3                Mortgage Loan Schedule (Loan Group 3)
Exhibit D-4                Mortgage Loan Schedule (Loan Group 4)
Exhibit E                  Form of Request for Release of Documents
Exhibit F                  Form of Certification of Establishment of Account
Exhibit G-1                Form of Transferor's Certificate
Exhibit G-2A               Form 1 of Transferee's Certificate
Exhibit G-2B               Form 2 of Transferee's Certificate
Exhibit H                  Form of Transferee Representation Letter
                           for ERISA Restricted Certificates
Exhibit I-1                Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit I-2                Form of Transferor Certificate Regarding Transfer of Residual Certificates
Exhibit J                  [Reserved]
Exhibit K                  [Reserved]
Exhibit L                  [Reserved]
Exhibit M                  Form of Lost Note Affidavit
Exhibit N                  Form of Custodial Agreement
Exhibit O                  Form of Initial Certification
Exhibit P                  Form of Final Certification
Exhibit Q                  Form of 10-K Certification
Exhibit R                  Relevant Servicing Criteria
Exhibit S                  Additional Form 10-D Disclosure
Exhibit T                  Form of Distribution Date Statement
Exhibit U                  Additional Disclosure Notification
Exhibit V                  Additional Form 10-K Disclosure
Exhibit W                  Form 8-K Disclosure Information

                                                             -vi-

                                          POOLING AND SERVICING AGREEMENT

         THIS POOLING AND  SERVICING  AGREEMENT,  DATED MARCH 27, 2007,  IS HEREBY  EXECUTED BY AND AMONG  WACHOVIA
MORTGAGE LOAN TRUST,  LLC, AS DEPOSITOR,  U.S. BANK NATIONAL  ASSOCIATION  ("U.S.  BANK"),  AS MASTER  SERVICER AND
CERTIFICATE  ADMINISTRATOR,  NATIONAL CITY MORTGAGE CO.  ("NATIONAL  CITY"),  AS A SERVICER,  FIFTH THIRD  MORTGAGE
COMPANY ("FIFTH THIRD"), AS A SERVICER,  SUNTRUST MORTGAGE,  INC.  ("SUNTRUST"),  AS A SERVICER,  WELLS FARGO BANK,
N.A. ("WELLS FARGO"), AS A SERVICER, AND HSBC BANK USA, NATIONAL ASSOCIATION, AS TRUSTEE.

                                           W I T N E S S E T H  T H A T:

         In  consideration of the mutual  agreements  herein  contained,  the Depositor,  the Master Servicer,  the
Servicers, the Certificate Administrator and the Trustee agree as follows:

                                               PRELIMINARY STATEMENT

         In exchange for the  Certificates,  the  Depositor  will convey the Trust Estate to the Trustee and create the Trust.

                                                 Lower-Tier REMIC

         As provided  herein,  the Certificate  Administrator,  on behalf of the Trustee,  will make an election to treat the entire  segregated  pool of assets  described in the  definition of Trust Estate  (including the Mortgage
Loans),  and  subject to this  Agreement,  as a real estate  mortgage  investment  conduit (a "REMIC")  for federal income tax purposes and such segregated pool of assets will be designated as the  "Lower-Tier  REMIC."  Component I of the Class  1-A-R  Certificates  will  represent  ownership  of the sole  class of  "residual  interests"  in the
Lower-Tier REMIC for purposes of the REMIC Provisions (as defined herein).

         The following table irrevocably sets forth the designation,  Uncertificated  Pass-Through Rate and initial
Uncertificated  Principal Balance for each of the "regular interests" in the Lower-Tier REMIC (the "Uncertificated
Lower-Tier  Regular  Interests") and the designation,  Pass-Through Rate and initial Class  Certificate  Balance of
Component I of the Class 1-A-R  Certificates.  None of the  Uncertificated  Lower-Tier  Regular  Interests  will be certificated.  Solely for purposes of  satisfying  Treasury  regulation  Section  1.860G-1(a)(4)(iii),  the "latest possible maturity date" for each of the  Uncertificated  Lower-Tier  Regular Interests and Component I of the Class
1-A-R Certificates shall be the REMIC Certificate Maturity Date.

                                                             1

________________________________________________________________________________________________________________
        Designation                (or Pass-Through Rate)             Principal Balance (or Initial Class
                                                                              Certificate Balance)
________________________________________________________________________________________________________________
            Y-1                          Variable(1)                                                 $21,975.47
________________________________________________________________________________________________________________
            Y-2                          Variable(1)                                                 $70,012.17
________________________________________________________________________________________________________________
            Y-3                          Variable(1)                                                 $40,698.36
________________________________________________________________________________________________________________
            Y-4                          Variable(1)                                                 $13,677.67
________________________________________________________________________________________________________________
            Z-1                          Variable(1)                                             $43,934,763.22
________________________________________________________________________________________________________________
            Z-2                          Variable(1)                                            $139,972,816.71
________________________________________________________________________________________________________________
            Z-3                          Variable(1)                                             $81,356,021.30
________________________________________________________________________________________________________________
            Z-4                          Variable(1)                                             $27,341,653.83
________________________________________________________________________________________________________________
  Component I of the Class               Variable(2)                                                    $100.00
           1-A-R
________________________________________________________________________________________________________________

(1) Calculated in accordance with the definition of "Uncertificated Pass-Through Rate" herein.

(2) For each  Distribution  Date,  interest  will accrue on  Component I of the Class 1-A-R  Certificates  at a per
annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

                                                 Upper-Tier REMIC

                  A segregated pool of assets consisting of the  Uncertificated  Lower-Tier  Regular Interests will be designated as the "Upper-Tier REMIC" and the Certificate  Administrator,  on behalf of the Trustee,  will make a separate REMIC election with respect thereto.  Each of the Certificates  (other than the Class 1-A-R  Certificates)
will be "regular  interests" in the Upper-Tier REMIC (referred to collectively as the "Regular  Certificates")  and
Component II of the Class 1-A-R  Certificates  will represent  ownership of the sole class of "residual  interests"
in the  Upper-Tier  REMIC for  purposes  of the REMIC  Provisions.  Solely  for  purposes  of  satisfying  Treasury regulation Section  1.860G-1(a)(4)(iii),  the "latest possible maturity date," for each of the Regular Certificates and Component II of the Class 1-A-R  Certificates  shall be the REMIC  Certificate  Maturity Date. The Certificates
and the  Uncertificated  Lower-Tier  Regular Interests will represent the entire beneficial  ownership  interest in the Trust.

                  The following table sets forth  characteristics  of the  Certificates,  together with the minimum denominations  and integral  multiples  in excess  thereof in which the Classes of  Certificates  shall be issuable
(except that one  Certificate  of each Class of  Certificates  may be issued in any amount in excess of the minimum denomination):

                                                             2

________________________________________________________________________________________________________________                                                                                         In Excess
Classes                Certificate Balance        Rate              Denomination         Of Minimum
________________________________________________________________________________________________________________
Class 1-A-1                       $40,439,000.00  (1)               $ 10,000             $1
________________________________________________________________________________________________________________
Class 1-A-2                        $1,759,000.00  (1)               $ 10,000             $1
________________________________________________________________________________________________________________
Component II of                            $0.00  (1)               (6)                  N/A
Class 1-A-R
________________________________________________________________________________________________________________
Class 2-A-1                      $128,839,000.00  (2)               $ 10,000             $1
________________________________________________________________________________________________________________
Class 2-A-2                        $5,602,000.00  (2)               $ 10,000             $1
________________________________________________________________________________________________________________
Class 3-A-1                       $74,883,000.00  (3)               $ 10,000             $1
________________________________________________________________________________________________________________
Class 3-A-2                        $3,257,000.00  (3)               $ 10,000             $1
________________________________________________________________________________________________________________
Class 4-A-1                       $25,166,000.00  (4)               $ 10,000             $1
________________________________________________________________________________________________________________
Class 4-A-2                        $1,095,000.00  (4)               $ 10,000             $1
________________________________________________________________________________________________________________
Class B-1                          $6,002,000.00  (5)               $ 10,000             $1
________________________________________________________________________________________________________________
Class B-2                          $1,903,000.00  (5)               $ 10,000             $1
________________________________________________________________________________________________________________
Class B-3                          $1,464,000.00  (5)               $ 10,000             $1
________________________________________________________________________________________________________________
Class B-4                            $878,000.00  (5)               $ 10,000             $1
________________________________________________________________________________________________________________
Class B-5                            $732,000.00  (5)               $ 10,000             $1
________________________________________________________________________________________________________________
Class B-6                            $732,618.73  (5)               $ 10,000             $1
________________________________________________________________________________________________________________

_______________

(1)      For each Distribution  Date,  interest will accrue on these  Certificates at a per annum rate equal to the
Net WAC for the Group 1 Mortgage Loans.

(2)      For each Distribution  Date,  interest will accrue on these  Certificates at a per annum rate equal to the
Net WAC for the Group 2 Mortgage Loans.

(3)      For each Distribution  Date,  interest will accrue on these  Certificates at a per annum rate equal to the
Net WAC for the Group 3 Mortgage Loans.

(4)      For each Distribution  Date,  interest will accrue on these  Certificates at a per annum rate equal to the
Net WAC for the Group 4 Mortgage Loans.

(5)      For each Distribution  Date,  interest will accrue on these  Certificates at a per annum rate equal to Net
WAC for Mortgage  Loans in all Loan Groups,  weighted on the basis of the aggregate  Stated  Principal  Balances of the Mortgage Loans in each Loan Group on the Due Date in the month  preceding the month of such  Distribution  Date minus the Class Certificate Balance of the related Classes of Class A Certificates.

(6)      Other than the 0.01%  Percentage  Interest in the Class 1-A-R  Certificates to be held by the Seller,  the minimum  denomination  of the Class 1-A-R  Certificates  will be 20% of the Percentage  Interest of the Class 1-A-R
Certificates.

                                                             3

                                                     ARTICLE I

                                                    DEFINITIONS

                  Section 1.01      Defined  Terms.  Whenever  used in this  Agreement,  the  following  words  and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

                  1933 Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  1934 Act:  The Securities Act of 1934, as amended, and the rules and regulations thereunder.

                  Accepted  Master  Servicing  Practices:  With  respect  to any  Mortgage  Loan,  those  customary mortgage servicing  practices of prudent mortgage servicing  institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction  where the related  Mortgaged  Property is located, to the  extent  applicable  to the  Trustee or the  Master  Servicer  (except in its  capacity  as  successor  to a
Servicer).

                  Accountant's   Attestation:   The   attestation   required   from  an   Accountant   pursuant  to
Section 12.08.

                  Accrued  Certificate  Interest:  For any Distribution Date and each  interest-bearing  Class, one month's  interest accrued during the related  Interest  Accrual Period at the applicable  Pass-Through  Rate on the applicable Class Certificate Balance.

                  Additional Disclosure Notification:  As defined in Section 12.02.

                  Additional Form 10-D Disclosure:  As defined in Section 12.02.

                  Additional Form 10-K Disclosure:  As defined in Section 12.03.

                  Additional  Servicer:  Each  Affiliate of each Servicer  that Services any of the Mortgage  Loans and each Person who is not an Affiliate of any  Servicer who Services 10% or more of the Mortgage  Loans  (measured by aggregate  Stated  Principal  Balance of the Mortgage Loans,  annually at the  commencement of the calendar year prior to the year in which an Item 1123  Certificate is required to the  delivered).  For  clarification  purposes, the Master Servicer is an Additional Servicer.

                  Adjusted  Pool Amount:  With respect to any  Distribution  Date and Loan Group,  the Cut-Off Date
Pool  Principal  Balance of the  Mortgage  Loans in such Loan Group  minus the sum of (i) all amounts in respect of principal  received in respect of the Mortgage Loans in such Loan Group  (including,  without  limitation,  amounts received as Monthly Payments,  Periodic  Advances,  Principal  Prepayments,  Liquidation  Proceeds and Substitution
Adjustment  Amounts)  and  distributed  to  Holders  of  Certificates  on such  Distribution  Date  and  all  prior
Distribution  Dates,  (ii) the  principal  portion of all  Realized  Losses  (other than Debt  Service  Reductions)
incurred on the  Mortgage  Loans in such Loan Group from the Cut-Off  Date  through the end of the month  preceding such  Distribution  Date and (iii) any amounts  capitalized  as a result of  modifications  to such Mortgage  Loans pursuant to Section 3.21.

                                                             4

                  Advance:  A Periodic Advance or a Servicing Advance.

                  Affiliate:  With respect to any Person,  any other  Person  controlling,  controlled  by or under common  control  with such  Person.  For  purposes  of this  definition,  "control"  means the power to direct  the management and policies of a Person,  directly or indirectly,  whether through ownership of voting  securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  Aggregate  Subordinate  Percentage:  As to any Distribution Date, the aggregate Class Certificate
Balance of the  Subordinate  Certificates  divided by the  aggregate  Pool  Stated  Principal  Balance for all Loan
Groups.

                  Agreement:  This  Pooling  and  Servicing  Agreement  together  with all  amendments  hereof  and supplements hereto.

                  Amount Held for Future  Distribution:  As to any  Distribution  Date and Loan Group, the total of the  amounts  held  in the  related  Servicer  Custodial  Account  at  the  close  of  business  on  the  preceding
Determination  Date on account of (i)  Principal  Prepayments  and  Liquidation  Proceeds  received  or made on the
Mortgage  Loans in such  Loan  Group in the  month of such  Distribution  Date and (ii)  payments  which  represent receipt  of  Monthly  Payments  on the  Mortgage  Loans in such Loan  Group in  respect  of a Due Date or Due Dates subsequent to the related Due Date.

                  Appraised  Value:  With  respect  to any  Mortgaged  Property,  either  (i) the lesser of (a) the appraised  value  determined in an appraisal  obtained by the  originator at  origination of such Mortgage Loan and
(b) the sales price for such  property,  except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing  mortgage loan,  the Appraised  Value of the related  Mortgaged  Property is the appraised value  thereof  determined  in an  appraisal  obtained  at the time of  refinancing,  or (ii) the  appraised  value determined in an appraisal  made at the request of a Mortgagor  subsequent to origination in order to eliminate the
Mortgagor's obligation to keep a Primary Insurance Policy in force.

                  Assignment  of  Mortgage:  An  individual  assignment  of the  Mortgage,  notice of  transfer  or equivalent  instrument  in  recordable  form,  sufficient  under the laws of the  jurisdiction  wherein the related
Mortgaged Property is located to give record notice of the assignment of the Mortgage.

                  Authenticating Agents:  As defined in Section 9.10.

                  Book-Entry Certificate:  All Classes of Certificates other than the Physical Certificates.

                  Business  Day:  Any day other  than (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions  in the State of North  Carolina,  the State of  Delaware,  the State of  Minnesota,  the State of New
York,  the  State of Iowa,  the  State of  California,  the State of South  Carolina,  and each  state in which the servicing  office of a Servicer is located or the states in which the Corporate  Trust  Offices of the  Certificate
Administrator and the Trustee are located are required or authorized by law or executive order to be closed.

                                                             5

                  Certificate:  Any of the Wachovia  Mortgage Loan Trust, LLC Mortgage  Pass-Through  Certificates,
Series 2007-A that are issued pursuant to this Agreement.

                  Certificate  Account:  The separate  Eligible  Account  created and maintained by the Certificate
Administrator  pursuant to  Section 3.08(i) in the name of the Trustee,  for the benefit of the  Certificateholders and designated "HSBC Bank USA,  National  Association,  in trust for registered  holders of Wachovia  Mortgage Loan
Trust, LLC Mortgage  Pass-Through  Certificates,  Series 2007-A." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Certificate Administrator:  U.S. Bank National Association,  and its successors-in-interest  and, if a successor certificate administrator is appointed hereunder, such successor, as certificate administrator.

                  Certificate  Administrator  Fee: With respect to each Loan Group and Distribution  Date, a fee in an amount  equal to  one-twelfth  of the  product of the  Certificate  Administrator  Fee Rate and the Pool  Stated
Principal Balance.

                  Certificate Administrator Fee Rate: 0.0120% per annum.

                  Certificate  Balance:  With  respect  to  any  Certificate  at  any  date,  the  product  of  the
Percentage  Interest of such  Certificate and the Class  Certificate  Balance of the Class of Certificates of which such Certificate is a part.

                  Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of a Book-Entry  Certificate.  With respect to any  Definitive  Certificate,  the  Certificateholder  of such
Certificate.

                  Certificate Register:  The register maintained pursuant to Section 6.02.

                  Certificate Registrar:  The registrar appointed pursuant to Section 6.02.

                  Certificateholder:  The Person in whose  name a  Certificate  is  registered  in the  Certificate
Register,  except that,  solely for the purpose of giving any consent  pursuant to this Agreement,  any Certificate registered  in the name of the  Depositor,  either  Servicer  or any  affiliate  thereof  shall be deemed not to be outstanding  and the  Percentage  Interest and Voting Rights  evidenced  thereby shall not be taken into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights,  as the case may be, necessary to effect any such consent has been obtained,  provided that none of the  Certificate  Registrar,  the  Certificate
Administrator,  or the Trustee shall be responsible  for knowing that any  Certificate is registered in the name of such an affiliate unless a Responsible Officer of any such party has actual knowledge.

                  Certification Parties:  As defined in Section 12.09.

                                                             6

                  Certifying Person:  As defined in Section 12.09.

                  Class: The Class 1-A-1,  Class 1-A-2,  Class 1-A-R,  Class 2-A-1, Class 2-A-2, Class 3-A-1, Class
3-A-2,  Class  4-A-1,  Class  4-A-2,  Class  B-1,  Class  B-2,  Class  B-3,  Class  B-4,  Class  B-5 and  Class B-6
Certificates, as the case may be.

                  Class A  Certificates:  The Class 1-A-1,  Class 1-A-2,  Class  1-A-R,  Class 2-A-1,  Class 2-A-2,
Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates.

                  Class B  Certificates:  The Class B-1,  Class B-2,  Class B-3, Class B-4, Class B-5 and Class B-6
Certificates.

                  Class  1-A-2 Loss  Allocation  Amount:  With  respect to any  Distribution  Date after the Senior
Credit  Support  Depletion  Date,  the amount,  if any, by which the Class  Certificate  Balance of the Class 1-A-2
Certificates  would be reduced as a result of the  allocation of any Realized  Loss pursuant to Section  5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class  2-A-2 Loss  Allocation  Amount:  With  respect to any  Distribution  Date after the Senior
Credit  Support  Depletion  Date,  the amount,  if any, by which the Class  Certificate  Balance of the Class 2-A-2
Certificates  would be reduced as a result of the  allocation of any Realized  Loss pursuant to Section  5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class  3-A-2 Loss  Allocation  Amount:  With  respect to any  Distribution  Date after the Senior
Credit  Support  Depletion  Date,  the amount,  if any, by which the Class  Certificate  Balance of the Class 3-A-2
Certificates  would be reduced as a result of the  allocation of any Realized  Loss pursuant to Section  5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class  4-A-2 Loss  Allocation  Amount:  With  respect to any  Distribution  Date after the Senior
Credit  Support  Depletion  Date,  the amount,  if any, by which the Class  Certificate  Balance of the Class 4-A-2
Certificates  would be reduced as a result of the  allocation of any Realized  Loss pursuant to Section  5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class  Certificate  Balance:  With  respect  to any  Class  and any  date of  determination,  the
Initial  Class  Certificate  Balance of such Class minus the sum of (i) all  distributions  of principal  made with respect  thereto,  (ii) all Realized Losses  allocated  thereto  pursuant to Section  5.03(a),  and (iii) all other reductions in Class Certificate Balance previously  allocated thereto pursuant to Section 5.03(b),  plus the amount of any Subsequent Recoveries added to the Class Certificate Balance of such Class pursuant to Section 5.03(f).

                  Class  Interest  Shortfall:  For any  Distribution  Date and  each  interest-bearing  Class,  the amount by which Accrued  Certificate  Interest for such Class (as reduced  pursuant to Section 5.02(c)) exceeds the amount of interest  actually  distributed  on such Class on such  Distribution  Date  pursuant to clause (i) of the definition of "Interest Distribution Amount."

                                                             7

                  Class Unpaid Interest  Shortfall:  As to any Distribution Date and each  interest-bearing  Class, the amount by which the aggregate  Class  Interest  Shortfalls for such Class on prior  Distribution  Dates exceeds the amount of interest  actually  distributed  on such Class on such prior  Distribution  Dates  pursuant to clause
(ii) of the definition of "Interest Distribution Amount."

                  Closing Date:  March 27, 2007.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection  Account:  The  separate  Eligible  Account  created  and  maintained  by  the  Master
Servicer  pursuant to Section  3.08(f) in the name of the Trustee,  for the benefit of the  Certificateholders  and designated "HSBC Bank USA, National  Association,  in trust for registered holders of Wachovia Mortgage Loan Trust,
LLC Mortgage  Pass-Through  Certificates,  Series  2007-A." Funds in the Collection  Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Commission:  The United States Securities and Exchange Commission.

                  Compensating Interest:  As defined in Section 3.17.

                  Continued Errors:  As defined in Section 3.25(f).

                  Co-op Shares:  Shares issued by private non-profit housing corporations.

                  Corporate  Trust  Office:  With  respect  to  the  Certificate  Administrator,  for  purposes  of transfers and exchanges and for  presentment  and surrender of the  Certificates  for final payment,  60 Livingston
Ave.,  St. Paul, MN  55107-2292,  Attention:  Bond Drop Window,  and for all other  purposes,  60 Livingston  Ave.,
EP-MN-WS3D,  St. Paul, MN 55107-2292,  Attention:  WMLT Series 2007-A.  With respect to the Trustee,  the principal office of the Trustee at which at any  particular  time its  certificate  transfer  services are  conducted,  which office at the date of the  execution  of this  instrument  is  located  at 452 Fifth  Avenue,  New York,  NY 10018,
Attention: Corporate Trust, WMLT 2007-A.

                  Custodial Agreement:  The Custodial  Agreement,  dated as of March 27, 2007, among the Depositor, the Custodian,  the Master Servicer,  the Servicers and the Trustee,  which is attached hereto as Exhibit N, as the same may be amended or modified from time to time in accordance with the terms thereof.

                  Custodian:  U.S. Bank  National  Association,  or its  successor in interest  under the Custodial
Agreement.

                  Customary Servicing  Procedures:  With respect to a Servicer,  procedures  (including  collection procedures)  that such Servicer  customarily  employs and exercises in servicing and  administering  mortgage loans for its own account and which are in  accordance  with accepted  mortgage  servicing  practices of prudent  lending institutions  servicing  mortgage  loans of the same type as the Mortgage Loans in the  jurisdictions  in which the related Mortgaged Properties are located.

                                                             8

                  Cut-Off Date:  March 1, 2007.

                  Cut-Off  Date Pool  Principal  Balance:  For each Loan Group the  aggregate  of the Cut-Off  Date
Principal  Balances  of the  Mortgage  Loans  in such  Loan  Group  which  is  $43,956,838.69  for  Loan  Group  1,
$140,042,828.88 for Loan Group 2, $81,396,719.66 for Loan Group 3 and $27,355,331.50 for Loan Group 4.

                  Cut-Off Date Principal  Balance:  As to any Mortgage Loan, the unpaid  principal  balance thereof as of the close of business on the Cut-Off Date,  reduced by all  installments of principal due on or prior thereto whether or not paid.

                  Debt Service  Reduction:  As to any Mortgage Loan and any  Determination  Date, the excess of (i)
the Monthly  Payment due on the related Due Date under the terms of such  Mortgage Loan over (ii) the amount of the monthly  payment of principal  and/or  interest  required to be paid with respect to such Due Date by the Mortgagor as  established  by a  court  of  competent  jurisdiction  (pursuant  to  an  order  which  has  become  final  and nonappealable)  as a result of a case  initiated  by or against  the  related  Mortgagor  under the  United  States
Bankruptcy  Code, as amended  (Title 11,  U.S.C.);  provided that no such excess shall be considered a Debt Service
Reduction  so long as (a) the  Servicer  servicing  such  Mortgage  Loan is  pursuing  an appeal of the court order giving rise to any such  modification  and (b)(1) such  Mortgage Loan is not in default with respect to payment due thereunder in accordance  with the terms of such Mortgage Loan as in effect  immediately  prior to such  bankruptcy case or (2) Monthly  Payments are being  advanced by such  Servicer in  accordance  with the terms of such Mortgage
Loan as in effect immediately prior to such bankruptcy case.

                  Debt  Service  Reduction  Mortgage  Loan:  Any  Mortgage  Loan that  became the subject of a Debt
Service Reduction.

                  Defaulted  Mortgage  Loan:  Any  Mortgage  Loan as to which  (i) any  payment,  or part  thereof, remains  unpaid for 90 days or more after the original  due date for such  payment,  (ii) the related  Mortgagor is subject to any  bankruptcy or insolvency  proceeding,  (iii) the related  Mortgaged  Property has been  foreclosed, sold  pursuant to a power of sale or  trustee's  sale or  repossessed,  or  proceedings  for  foreclosure,  sale or repossession  have been  commenced or (iv) the Servicer  servicing  such Mortgage Loan has  determined,  consistent with its Customary  Servicing  Procedures,  that such Mortgage Loan is not collectible and should be written off in whole or in part.

                  Defective  Mortgage  Loan:  Any  Mortgage  Loan which is  required  to be cured,  repurchased  or substituted for pursuant to Sections 2.02 or 2.04.

                  Deficient  Valuation:  As to any Mortgage Loan and any Determination  Date, the excess of (i) the then  outstanding  indebtedness  under such  Mortgage  Loan over (ii) the value of the related  Mortgaged  Property established by a court of competent  jurisdiction  (pursuant to an order which has become final and  nonappealable)
as a result of a case initiated by or against the related  Mortgagor  under the United States  Bankruptcy  Code, as amended (Title 11, U.S.C.),  pursuant to which such Mortgagor  retained such Mortgaged  Property;  provided that no such excess shall be considered a Deficient  Valuation so long as (a) the Servicer  servicing such Mortgage Loan is pursuing an appeal of the court order giving rise to any such  modification  and (b)(1) such  Mortgage  Loan is not in default  with  respect to payments due  thereunder  in  accordance  with the terms of such  Mortgage  Loan as in effect  immediately  prior to such bankruptcy  case or (2) Monthly  Payments are being advanced by such Servicer in accordance with the terms of such Mortgage Loan as in effect immediately prior to such bankruptcy case.

                                                             9

                  Deficient  Valuation  Mortgage  Loan:  Any  Mortgage  Loan that became the subject of a Deficient
Valuation.

                  Definitive Certificates:  As defined in Section 6.02(c)(iii).

                  Depositor:  Wachovia  Mortgage Loan Trust,  LLC, a Delaware  limited  liability  company,  or its successor in interest, as depositor under this Agreement.

                  Depository:  The  Depository  Trust  Company,  the  nominee  of  which  is  Cede  &  Co.,  as the registered  Holder of the  Book-Entry  Certificates  or any successor  thereto  appointed in  accordance  with this
Agreement.  The Depository  shall at all times be a "clearing  corporation"  as defined in Section 8-102 of the New
York Uniform Commercial Code.

                  Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the
Depository.

                  Determination  Date:  As to any  Distribution  Date,  the  16th day of the  month of the  related
Distribution  Date or, if such 16th day is not a Business  Day, the Business Day  immediately  preceding  such 16th day.

                  Distribution  Date:  The 20th day of each month  beginning  in April 2007 (or, if such day is not a Business Day, the next Business Day).

                  Distribution Date Statement:  As defined in Section 5.04(b).

                  Due Date:  As to any  Distribution  Date and each  Mortgage  Loan,  the first day in the calendar month of such Distribution Date.

                  Eligible  Account:  Any of (i) an account or accounts in a federal or state chartered  depository institution the short-term  unsecured debt  obligations of which (or, in the case of a depository  institution that is the principal  subsidiary of a holding  company,  the debt obligations of such holding company) have the highest short-term  ratings of each Rating Agency at the time any amounts are held on deposit  therein,  (ii) an account or accounts in a depository  institution in which such accounts are insured by the FDIC (to the limits  established by the FDIC) and the  uninsured  deposits in which  accounts  are  otherwise  secured  such that,  as  evidenced by an
Opinion of Counsel  delivered  to the  Certificate  Administrator  and the Trustee and to each Rating  Agency,  the
Certificateholders  have a claim with respect to the funds in such account or a perfected  first priority  security interest  against any  collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other  depositors  or creditors of the  depository  institution  in which such account is maintained,  (iii) a trust  account  or  accounts  maintained  with the  trust  department  of a  federal  or state chartered  depository  institution,  acting in its fiduciary  capacity or (iv) any other account acceptable to each
Rating  Agency.  Eligible  Accounts  may  bear  interest  and  may  include,  if  otherwise  qualified  under  this definition,  accounts  maintained with the  institutions  acting as Certificate  Administrator,  Master Servicer or
Trustee.

                                                             10

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificates:  Any Class B-4, Class B-5 or Class B-6 Certificate.

                  Error:  As defined in Section 3.25(f).

                  Escrow Account:  As defined in Section 3.09.

                  Escrow  Payments:  The  amounts  constituting  taxes,   assessments,   Primary  Insurance  Policy
premiums,  fire and  hazard  insurance  premiums  and other  payments  as may be  required  to be  escrowed  by the
Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                  Event of Default:  As defined in Section 8.01.

                  Excess  Proceeds:  With respect to any Liquidated  Mortgage  Loan,  the amount,  if any, by which the sum of any  Liquidation  Proceeds of such Mortgage  Loan received in the calendar  month in which such Mortgage
Loan became a  Liquidated  Mortgage  Loan,  net of any amounts  previously  reimbursed  to the related  Servicer as
Nonrecoverable  Advances  with respect to such  Mortgage  Loan  pursuant to Section  3.11(a)(iii),  exceeds (i) the unpaid  principal  balance of such Liquidated  Mortgage Loan as of the Due Date in the month in which such Mortgage
Loan became a Liquidated  Mortgage Loan plus (ii) accrued interest at the Mortgage  Interest Rate from the Due Date as to which interest was last paid up to the Due Date applicable to the  Distribution  Date  immediately  following the calendar month during which such liquidation occurred.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Fifth Third:  As defined in the recitals hereto.

                  Fifth Third Mortgage Loans:  The Mortgage Loans serviced by Fifth Third or any successor  thereto as a Servicer hereunder.

                  Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant to Section 10.01.

                  Financial  Market  Service:   Bloomberg   Financial   Service,   Intex   Solutions,   Inc.,  Loan
Performance,  Inc. or any other  financial  information  provider  designated by the Depositor by written notice to the Certificate Administrator.

                                                             11

                  FIRREA:  The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

                  Fitch:  Fitch Ratings, and its successors in interest.

                  FNMA:  Fannie Mae, or any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 12.04.

                  Fractional Interest:  As defined in Section 5.02(d).

                  Gross Margin:  As to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage
Note and indicated in the Mortgage Loan Schedule as the "Gross  Margin," which  percentage is added to the Index on each Rate  Adjustment  Date to determine  (subject to rounding,  the Initial Cap, the Periodic Cap and the Lifetime
Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

                  Group:  Any of Group 1, Group 2, Group 3 or Group 4.

                  Group 1:  The Group 1-A Certificates.

                  Group 1 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-1 hereto.

                  Group 2:  The Group 2-A Certificates.

                  Group 2 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-2 hereto.

                  Group 3:  The Group 3-A Certificates.

                  Group 3 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-3 hereto.

                  Group 4:  The Group 4-A Certificates.

                  Group 4 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-4 hereto.

                  Group 1-A Certificates:  The Class 1-A-1, Class 1-A-2 and Class 1-A-R Certificates.

                  Group 2-A Certificates:  The Class 2-A-1 and Class 2-A-2 Certificates.

                  Group 3-A Certificates:  The Class 3-A-1 Certificates and Class 3-A-2 Certificates.

                  Group 4-A Certificates:  The Class 4-A-1 Certificates and Class 4-A-2 Certificates.

                  Group  Subordinate  Amount:  With respect to any Distribution Date and any Loan Group, the excess of the Pool  Stated  Principal  Balance for such Loan Group over the  aggregate  Class  Certificate  Balance of the
Senior Certificates of the Related Group immediately prior to such date.

                                                             12

                  Holder:  A Certificateholder.

                  Independent:  When used with  respect to any  specified  Person means such a Person who (i) is in fact  independent of the Depositor,  the Certificate  Administrator,  the Master  Servicer and each Servicer,  (ii)
does not have any direct  financial  interest or any material  indirect  financial  interest in the Depositor,  the
Certificate  Administrator,  the Master Servicer,  any Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Master Servicer or any Servicer as an officer, employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

                  Index:  As to any  Group 1  Mortgage  Loan or Group 3  Mortgage  Loan and Rate  Adjustment  Date,
either (a) a rate per annum  that is  defined  to be the  arithmetic  mean of the  London  interbank  offered  rate quotations  for one year U.S.  Dollar-denominated  deposits,  as  published  in The Wall  Street  Journal  and most recently  available  either (i) as of the first  Business Day in the month  preceding  the month of the  applicable
Rate  Adjustment  Date or (ii)  forty-five  days before the applicable  Rate  Adjustment Date or, in the event that such index is no longer  available,  a substitute index selected by National City,  Fifth Third,  SunTrust or Wells
Fargo, as the applicable  Servicer,  in accordance  with the terms of the related  Mortgage Note, or (b) a rate per annum that is defined to be the weekly average yield on U.S.  Treasury  securities  adjusted to a constant maturity of one year,  as reported by the Federal  Reserve  Board in  statistical  Release No.  H.15(519),  as most recently available either (i) as of the date forty-five  days,  thirty-five days or thirty days prior to the Rate Adjustment
Date or (ii) on the Rate Adjustment  Date as published in the place  specified in the related  Mortgage Note and as made  available  as of the date  specified  in the  related  Mortgage  Note or, in the event  that such index is no longer  available,  a substitute  index selected by National  City,  Fifth Third,  SunTrust or Wells Fargo,  as the
applicable  Servicer,  in accordance  with the terms of the related  Mortgage Note. As to any Group 2 Mortgage Loan or Group 4 Mortgage Loan and Rate  Adjustment  Date, a rate per annum that is defined to be the arithmetic  mean of the London interbank  offered rate quotations for one year U.S.  Dollar-denominated  deposits,  as published in The
Wall Street  Journal and most recently  available  either (i) as of the first  Business Day in the month  preceding the month of the applicable  Rate  Adjustment  Date or (ii)  forty-five  days before the applicable Rate Adjustment
Date or, in the event that such index is no longer  available,  a substitute index selected by National City, Fifth
Third or SunTrust, as the applicable Servicer, in accordance with the terms of the related Mortgage Note.

                  Initial Cap: For each  Mortgage  Loan,  the  applicable  limit on the  adjustment of the Mortgage
Interest Rate for the initial Rate  Adjustment  Date  specified in the  applicable  Mortgage Note and designated as such in the Mortgage Loan Schedule.

                  Initial  Class  Certificate  Balance:  As to each Class of  Certificates,  the Class  Certificate
Balance set forth in the Preliminary Statement.

                                                             13

                  Insurance  Policy:  With respect to any Mortgage Loan  included in the Trust Estate,  any related insurance  policy,  including all riders and endorsements  thereto in effect,  including any replacement  policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds paid by an insurer pursuant to any Insurance  Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

                  Insured  Expenses:  Expenses  covered by an Insurance  Policy or any other insurance  policy with respect to the Mortgage Loans.

                  Interest  Accrual  Period:  As to any  Distribution  Date and each  Class  of  Certificates,  the immediately preceding calendar month.

                  Interest  Distribution  Amount:  For any Distribution Date and each  interest-bearing  Class, the sum of (i) the Accrued  Certificate  Interest,  subject to reduction pursuant to Section 5.02(c) and (ii) any Class
Unpaid Interest Shortfall for such Class.

                  Lifetime  Cap: As to any  Mortgage  Loan,  the maximum  Mortgage  Interest  Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

                  Liquidated  Mortgage  Loan:  With respect to any  Distribution  Date, a Defaulted  Mortgage  Loan
(including any REO Property) that was  liquidated in the calendar  month  preceding the month of such  Distribution
Date and as to which  the  related  Servicer  or the  Master  Servicer  has  certified  (in  accordance  with  this
Agreement)  that it has received  all proceeds it expects to receive in  connection  with the  liquidation  of such
Mortgage Loan including the final disposition of an REO Property.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete  liquidation of Defaulted Mortgage Loans,  whether through trustee's sale,  foreclosure sale or otherwise or amounts  received in connection with any  condemnation or partial release of a Mortgaged  Property and any other proceeds  received in connection  with an REO Property,  less the sum of related  unreimbursed  Servicing
Fees, Certificate Administrator Fees and Advances.

                  Loan Group:  Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4.

                  Loan Group 1:  The Group 1 Mortgage Loans.

                  Loan Group 2:  The Group 2 Mortgage Loans.

                  Loan Group 3:  The Group 3 Mortgage Loans.

                  Loan Group 4:  The Group 4 Mortgage Loans.

                  Loan-to-Value  Ratio:  With  respect  to any  Mortgage  Loan and any date of  determination,  the fraction,  expressed as a percentage,  the numerator of which is the outstanding  principal  balance of the related
Mortgage Loan at the date of  determination  and the  denominator  of which is the  Appraised  Value of the related
Mortgaged Property.

                                                             14

                  Lost Note  Affidavit:  With respect to any Mortgage  Loan as to which the original  Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  an affidavit from the Seller  certifying  that the original  Mortgage Note has been lost,  misplaced or destroyed  (together  with a copy of the related  Mortgage
Note,  if  available,  and  indemnifying  the  Depositor  and its  assignees  against any loss,  cost or  liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit M hereto.

                  Lower-Tier  Distribution  Amount:  For any Distribution  Date, the Pool  Distribution  Amount for
each Loan  Group  shall be  deemed  distributed  to the  Upper-Tier  REMIC,  as the  holder  of the  Uncertificated
Lower-Tier  Regular  Interests,  and to Holders of the Class 1-A-R  Certificates in respect of Component I thereof, in the following amounts and priority:

                  (a)      To the extent of the Pool Distribution Amount for Loan Group 1:

                           (i)      first,   to   Uncertificated   Lower-Tier   Regular   Interests  Y-1  and  Z-1,
         concurrently,  the  Uncertificated  Accrued  Interest for such  regular  interests  remaining  unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,   to   Uncertificated   Lower-Tier   Regular  Interests  Y-1  and  Z-1,
         concurrently,   the   Uncertificated   Accrued  Interest  for  such  regular  interests  for  the  current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  Uncertificated  Lower-Tier  Regular  Interests  Y-1  and  Z-1,  the
         Uncertificated  Lower-Tier  Regular  Interest Y-1  Principal  Distribution  Amount and the  Uncertificated
         Lower-Tier Regular Interest Z-1 Principal Distribution Amount, respectively;

                  (b)      To the extent of the Pool Distribution Amount for Loan Group 2:

                           (i)      first,   to   Uncertificated   Lower-Tier   Regular   Interests  Y-2  and  Z-2,
         concurrently,  the  Uncertificated  Accrued  Interest for such  regular  interests  remaining  unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,   to   Uncertificated   Lower-Tier   Regular  Interests  Y-2  and  Z-2,
         concurrently,   the   Uncertificated   Accrued  Interest  for  such  regular  interests  for  the  current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  Uncertificated  Lower-Tier  Regular  Interests  Y-2  and  Z-2,  the
         Uncertificated  Lower-Tier  Regular  Interest Y-2  Principal  Distribution  Amount and the  Uncertificated
         Lower-Tier Regular Interest Z-2 Principal Distribution Amount, respectively;

                                                             15

                  (c)      To the extent of the Pool Distribution Amount for Loan Group 3:

                           (i)      first,   to   Uncertificated   Lower-Tier   Regular   Interests  Y-3  and  Z-3,
         concurrently,  the  Uncertificated  Accrued  Interest for such  regular  interests  remaining  unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,   to   Uncertificated   Lower-Tier   Regular  Interests  Y-3  and  Z-3,
         concurrently,   the   Uncertificated   Accrued  Interest  for  such  regular  interests  for  the  current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  Uncertificated  Lower-Tier  Regular  Interests  Y-3  and  Z-3,  the
         Uncertificated  Lower-Tier  Regular  Interest Y-3  Principal  Distribution  Amount and the  Uncertificated
         Lower-Tier Regular Interest Z-3 Principal Distribution Amount, respectively;

                  (d)      To the extent of the Pool Distribution Amount for Loan Group 4:

                           (i)      first,   to   Uncertificated   Lower-Tier   Regular   Interests  Y-4  and  Z-4,
         concurrently,  the  Uncertificated  Accrued  Interest for such  regular  interests  remaining  unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,   to   Uncertificated   Lower-Tier   Regular  Interests  Y-4  and  Z-4,
         concurrently,   the   Uncertificated   Accrued  Interest  for  such  regular  interests  for  the  current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  Uncertificated  Lower-Tier  Regular  Interests  Y-4  and  Z-4,  the
         Uncertificated  Lower-Tier  Regular  Interest Y-4  Principal  Distribution  Amount and the  Uncertificated
         Lower-Tier Regular Interest Z-4 Principal Distribution Amount, respectively; and

                  (e)      To  the  extent  of  the  Pool  Distribution   Amount  for  each  Loan  Group  for  such
Distribution  Date  remaining  after  payment  of the  amounts  pursuant  to  paragraphs  (a)  through  (d) of this definition of "Lower-Tier Distribution Amount":

                           (i)      first, to each of the Uncertificated  Lower-Tier  Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses  allocable to principal  previously  allocated to each such regular interests;  provided,  however,  that any amounts distributed pursuant to this paragraph
         (e)(i)  of this  definition  of  "Lower-Tier  Distribution  Amount"  shall not  cause a  reduction  in the
         Uncertificated Principal Balances of any of the Uncertificated Lower-Tier Regular Interests; and

                                                             16

                           (ii)     second, to the Class 1-A-R Certificates in respect of Component I thereof,  any remaining amount.

                  Lower-Tier  Realized  Losses:  Realized  Losses  on each Loan  Group  shall be  allocated  to the
Uncertificated  Lower-Tier  Regular  Interests as follows:  (1) the interest  portion of Realized Losses on Group 1
Mortgage Loans, if any, shall be allocated among  Uncertificated  Lower-Tier Regular Interests Y-1 and Z-1 pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (2) the interest portion of
Realized  Losses on Group 2 Mortgage  Loans, if any, shall be allocated  among  Uncertificated  Lower-Tier  Regular
Interests  Y-2 and Z-2 pro rata  according  to the amount of interest  accrued  but unpaid  thereon,  in  reduction thereof;  (3) the interest  portion of Realized  Losses on Group 3 Mortgage Loans, if any, shall be allocated among
Uncertificated  Lower-Tier  Regular  Interests Y-3 and Z-3 pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof;  and (4) the interest portion of Realized Losses on Group 4 Mortgage Loans, if any, shall be allocated  among  Uncertificated  Lower-Tier  Regular  Interests Y-4 and Z-4 pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such Realized
Losses in excess of the amount  allocated  pursuant  to the  preceding  sentence  shall be  treated as a  principal portion  of  Realized  Losses not  attributable  to any  specific  Mortgage  Loan in such Loan Group and  allocated pursuant to the  succeeding  sentences.  The principal  portion of Realized  Losses with respect to each Loan Group shall be allocated to the  Uncertificated  Lower-Tier  Regular  Interests as follows:  (1) the principal portion of
Realized  Losses on Group 1  Mortgage  Loans  shall be  allocated,  first,  to  Uncertificated  Lower-Tier  Regular
Interest Y-1 to the extent of the  Uncertificated  Lower-Tier  Regular  Interest Y-1 Principal  Reduction Amount in
reduction of the Uncertificated  Principal Balance of such regular interest and, second, the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to  Uncertificated  Lower-Tier  Regular Interest
Z-1 in reduction of the Uncertificated  Principal Balance thereof;  (2) the principal portion of Realized Losses on
Group 2 Mortgage Loans shall be allocated,  first, to Uncertificated  Lower-Tier Regular Interest Y-2 to the extent
of  the  Uncertificated   Lower-Tier  Regular  Interest  Y-2  Principal   Reduction  Amount  in  reduction  of  the
Uncertificated  Principal  Balance of such regular interest and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to Uncertificated  Lower-Tier  Regular Interest Z-2 in reduction of the Uncertificated  Principal Balance thereof;  (3) the principal portion of Realized Losses on Group 3 Mortgage
Loans  shall  be  allocated,  first,  to  Uncertificated  Lower-Tier  Regular  Interest  Y-3 to the  extent  of the
Uncertificated  Lower-Tier  Regular  Interest Y-3  Principal  Reduction  Amount in reduction of the  Uncertificated
Principal  Balance of such regular interest and, second,  the remainder,  if any, of such principal portion of such
Realized  Losses  shall be  allocated  to  Uncertificated  Lower-Tier  Regular  Interest  Z-3 in  reduction  of the
Uncertificated  Principal  Balance  thereof;  and (4) the principal  portion of Realized Losses on Group 4 Mortgage
Loans  shall  be  allocated,  first,  to  Uncertificated  Lower-Tier  Regular  Interest  Y-4 to the  extent  of the
Uncertificated  Lower-Tier  Regular  Interest Y-4  Principal  Reduction  Amount in reduction of the  Uncertificated
Principal  Balance of such regular interest and, second,  the remainder,  if any, of such principal portion of such
Realized  Losses  shall be  allocated  to  Uncertificated  Lower-Tier  Regular  Interest  Z-4 in  reduction  of the
Uncertificated Principal Balance thereof.

                  Lower-Tier REMIC: As defined in the Preliminary Statement.

                                                             17

                  Master Servicer:  As of the Closing Date, U.S. Bank and,  thereafter,  its respective  successors in interest that meet the qualifications as Master Servicer pursuant to this Agreement.

                  MERS:  As defined in Section 2.01(b)(iii).

                  Monthly  Payment:  The  scheduled  monthly  payment  on a  Mortgage  Loan  due  on any  Due  Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise  specified herein,  shall give effect to any related Debt Service Reduction,  Deficient  Valuation or Relief Act Reduction that affects the amount of the monthly payment due on such Mortgage Loan.

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  The  mortgage,  deed of trust  or  other  instrument  creating  a lien on a  Mortgaged
Property securing a Mortgage Note or creating a lien on a leasehold interest.

                  Mortgage  File:  The  mortgage  documents  listed in  Section  2.01  pertaining  to a  particular
Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage  Interest  Rate:  As to any  Mortgage  Loan,  the per annum  rate of  interest  at which interest  accrues on the principal  balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related  Mortgage Note,  which rate is (a) prior to the first Rate  Adjustment  Date for each such Mortgage Loan,  the Mortgage  Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and
(b) from and after such Rate  Adjustment  Date, sum of the Index, as of the Rate Adjustment Date applicable to such
Due Date,  and the Gross  Margin,  rounded as set forth in such  Mortgage  Note,  subject to the Initial  Cap,  the
Periodic Cap and the Lifetime Cap  applicable  to such  Mortgage  Loan at any time during the life of such Mortgage
Loan.

                  Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase  Agreement,  dated March 27, 2007, between Wachovia Bank, National Association, as seller, and the Depositor, as purchaser.

                  Mortgage  Loan  Schedule:  The list of  Mortgage  Loans  (as  from  time to time  amended  by the applicable  Servicer to reflect the addition of Substitute  Mortgage  Loans and the deletion of Defective  Mortgage
Loans pursuant to the provisions of this Agreement)  attached hereto as Exhibit D-1,  Exhibit D-2,  Exhibit D-3 and
Exhibit D-4. The Mortgage Loan Schedule  shall set forth the  following  information  with respect to each Mortgage
Loan:  (i) the  Mortgage  Loan  identifying  number;  (ii) a code  indicating  whether  the  Mortgaged  Property is owner-occupied;  (iii) the property type for each Mortgaged  Property;  (iv) the original months to maturity or the remaining  months to maturity from the Cut-Off Date; (v) the  Loan-to-Value  Ratio as of the Cut-off Date; (vi) the
Mortgage  Interest  Rate as of the Cut-off Date;  (vii) the date on which the first Monthly  Payment was due on the
Mortgage  Loan,  and,  if such date is not the Due Date  currently  in  effect,  such Due Date;  (viii)  the stated
maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the  paid-through  date; (xi) the original  principal amount of the Mortgage Loan;  (xii) the principal  balance of the Mortgage Loan as of the close of business on the Cut-Off  Date,  after  application  of payments of principal  due on or before the Cut-Off Date, whether or not  collected,  and after  deduction of any payments  collected  of scheduled  principal  due after the
Cut-Off  Date;  (xiii)  a  code  indicating  the  purpose  of the  Mortgage  Loan;  (xiv)  a  code  indicating  the documentation  style;  (xv) the Appraised  Value;  (xvi) the first Rate Adjustment  Date;  (xvii) the Rate Ceiling;
(xviii)  the Initial  Cap;  (xix) the  Periodic  Cap;  (xx) the Gross  Margin;  and (xxi) the closing  date of such
Mortgage  Loan.  With  respect  to the  Mortgage  Loans in each Loan  Group in the  aggregate,  the  Mortgage  Loan
Schedule  shall set forth the  following  information,  as of the Cut-Off Date:  (i) the number of Mortgage  Loans;
(ii) the current  aggregate  outstanding  principal  balance of the  Mortgage  Loans;  (iii) the  weighted  average
Mortgage  Interest Rate of the Mortgage  Loans;  and (iv) the weighted  average  months to maturity of the Mortgage
Loans.

                                                             18

                  Mortgage Loans:  The mortgage loans identified in the Mortgage Loan Schedule.

                  Mortgage  Note: The originally  executed note or other  evidence of  indebtedness  evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

                  Mortgaged  Property:  The underlying  property  securing a Mortgage Loan, which may include Co-op
Shares or residential long-term leases.

                  Mortgagor:  The obligor on a Mortgage Note.

                  National City:  As defined in the recitals hereto.

                  National  City  Mortgage  Loans:  The Mortgage  Loans  serviced by National City or any successor thereto as a Servicer hereunder.

                  Net Mortgage  Interest  Rate: As to any Mortgage Loan and any  Distribution  Date,  such Mortgage
Loan's  Mortgage  Interest  Rate  thereon  on the  first  day of the  month  preceding  the  month  of the  related
Distribution Date reduced by the Servicing Fee Rate and the Certificate Administrator Fee Rate.

                  Net WAC:  As to any Loan  Group  and any  Distribution  Date,  the  weighted  average  of the Net
Mortgage  Interest  Rates of the  Mortgage  Loans in such Loan Group  (based on Stated  Principal  Balances  of the
Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution Date).

                  Non-Supported  Interest  Shortfalls:  As to any Distribution  Date, the amount,  if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

                  Non-U.S. Person:  A Person other than a U.S. Person.

                  Nonrecoverable  Advance:  Any  portion of an Advance  previously  made or  proposed to be made in respect of a Mortgage Loan which has not been  previously  reimbursed and which,  in the good faith judgment of the
Master  Servicer or the Servicer  servicing  such Mortgage  Loan,  will not or, in the case of a proposed  Advance, would not be ultimately  recoverable from the related Mortgagor,  related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

                                                             19

                  Officer's  Certificate:  A certificate  signed by the Chairman of the Board, Vice Chairman of the
Board,  President or a Vice  President and by the  Treasurer,  the Secretary or one of the Assistant  Treasurers or
Assistant  Secretaries,  or any other duly authorized officer of the Depositor,  the Master Servicer or a Servicer,
as the case may be.

                  Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee if such opinion is delivered  to the Trustee or  acceptable  to the  Certificate  Administrator  if such  opinion is  delivered to the
Certificate  Administrator,  who may be counsel for the Depositor,  the Master Servicer or a Servicer,  except that any opinion of counsel  relating to the  qualification  of the Upper-Tier  REMIC or the Lower-Tier REMIC as a REMIC
or compliance  with the REMIC  Provisions must be an opinion of Independent  counsel.  Any Opinion of Counsel shall not be at the expense of the Trustee or the Certificate Administrator.

                  Original  Fractional  Interest:  With  respect to each of the  following  Classes of  Subordinate
Certificates, the corresponding percentage described below, as of the Closing Date:

                                    Class B-1                         1.95%
                                    Class B-2                         1.30%
                                    Class B-3                         0.80%
                                    Class B-4                         0.50%
                                    Class B-5                         0.25%
                                    Class B-6                         0.00%

                  Original Subordinate Certificate Balance: $11,711,618.73.

                  OTS:  The Office of Thrift Supervision.

                  Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage  Loan which was not the subject of a
Principal  Prepayment  in Full prior to such Due Date,  which did not become a  Liquidated  Mortgage  Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

                  Ownership  Interest:  As  to  any  Certificate,  any  ownership  or  security  interest  in  such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through  Rate:  As to each Class of  interest-bearing  Certificates,  the per annum rate set forth in the Preliminary Statement.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  As to any  Certificate,  the  percentage  obtained by dividing the initial
Certificate  Balance  of such  Certificate  by the  Initial  Class  Certificate  Balance of the Class of which such
Certificate is a part.

                                                             20

                  Periodic  Advance:  The  payment  required  to  be  made  by  a  Servicer  with  respect  to  any
Distribution  Date  pursuant  to Section  3.20,  the amount of any such  payment  being equal to the  aggregate  of
Monthly  Payments  (net of the  Servicing Fee for such  Servicer) on the Mortgage  Loans  serviced by such Servicer
(including  any REO  Property)  that were due on the related Due Date and not  received as of the close of business on the related  Determination  Date, less the aggregate  amount of any such delinquent  payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

                  Periodic  Cap:  For each  Mortgage  Loan,  the  applicable  limit on  adjustment  of the Mortgage
Interest  Rate for each Rate  Adjustment  Date (other than the  initial  Rate  Adjustment  Date)  specified  in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

                  Permitted Investments:  One or more of the following:

                           (i)      obligations  of or  guaranteed  as to  principal  and  interest  by the  United
         States,  FHLMC,  FNMA or any agency or  instrumentality  of the United  States when such  obligations  are backed by the full faith and credit of the  United  States;  provided  that such  obligations  of FHLMC or
         FNMA shall be limited to senior  debt  obligations  and  mortgage  participation  certificates  other than investments  in  mortgage-backed  or mortgage  participation  securities  with yields  evidencing  extreme sensitivity  to the rate of principal  payments on the  underlying  mortgages,  which shall not constitute
         Permitted Investments hereunder;

                           (ii)     repurchase  agreements on obligations specified in clause (i) maturing not more than one month from the date of  acquisition  thereof with a  corporation  incorporated  under the laws of the United  States or any state  thereof  rated not lower than "A-1+" by S&P,  "F-1" by Fitch and "P-1" by
         Moody's;

                           (iii)    federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which  shall each have an  original  maturity of not more than 90 days and, in the case of  bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a remaining  maturity of more than 30 days)  denominated  in United  States  dollars of any U.S.  depository institution  incorporated  under the laws of the United States or any state thereof,  rated not lower than
         "A-1+" by S&P, "F-1" by Fitch and "P-1" by Moody's;

                           (iv)     commercial paper (having original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the  United  States or any state  thereof  which is rated not lower than "A-1+" by S&P, "F-1" by Fitch and "P-1" by Moody's;

                           (v)      investments in money market funds (including  funds of the institutions  acting as  Trustee,  Master  Servicer,  Certificate  Administrator  or their  affiliates,  or funds  for which an affiliate of the  institutions  acting as Trustee,  Master Servicer or Certificate  Administrator  acts as advisor,  as well as funds for which the  institutions  acting as Trustee,  Master Servicer or Certificate
         Administrator  and its respective  affiliates may receive  compensation)  rated either "AAA" by S&P, "AAA"
         by Fitch and "Aaa" by Moody's or otherwise approved in writing by each Rating Agency; and

                                                             21

                           (vi)     other  obligations or securities that are acceptable to each Rating Agency (but which,  in no event,  are rated  below the top two  rating  categories  by each  Rating  Agency)  and,  as evidenced by an Opinion of Counsel  obtained by the Servicers,  will not affect the  qualification  of the
         Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC;

provided,  however,  that no instrument  shall be a Permitted  Investment if it represents  either (a) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (b) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying obligations.

                  Permitted  Transferee:  Any  Person  other  than  (i) the  United  States,  or any  State  or any political  subdivision  thereof,  or  any  agency  or  instrumentality  of any of  the  foregoing,  (ii) a  foreign government,  international  organization  or any agency or  instrumentality  of either of the  foregoing,  (iii) an organization  which is exempt from tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers'  cooperatives  described in Code Section
521), (iv) rural electric and telephone  cooperatives  described in Code Section  1381(a)(2)(C),  (v) a U.S. Person with  respect to whom  income is  attributable  to a foreign  permanent  establishment  or fixed base  (within  the meaning  of an  applicable  income  tax  treaty) of such  Person or any other  Person and (vi) any other  Person so designated  by the  Servicer  based on an Opinion of Counsel to the effect  that any  transfer  to such  Person may cause the Trust or any other  Holder of a Residual  Certificate  to incur tax  liability  that would not be imposed other than on account of such  transfer.  The terms  "United  States,"  "State"  and  "international  organization"
shall have the meanings set forth in Code Section 7701 or successor provisions.

                  Person:  Any individual,  corporation,  limited liability  company,  partnership,  joint venture, association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof, or any other entity or organization, whether or not a legal entity.

                  Physical Certificates:  The Class 1-A-R, Class B-4, Class B-5 and Class B-6 Certificates.

                  Plan:  As defined in Section 6.02(e).

                                                             22

                  Pool  Distribution  Amount:  As to any  Distribution  Date and Loan Group,  the excess of (a) the sum of (i) the aggregate of (A) the interest  portion of any Monthly  Payment on a Mortgage Loan in such Loan Group
(net of the  Servicing Fee for the Servicer of such Loan Group) and the  principal  portion of any Monthly  Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such  Distribution  Date occurs and which is  received  prior  to the  related  Determination  Date  and (B) all  Periodic  Advances  and  payments  of
Compensating  Interest made by such Servicer in respect of such Loan Group and  Distribution  Date deposited to the
Servicer Custodial Account pursuant to Section  3.08(b)(vii),  or any Periodic Advances or payments of Compensating
Interest  deposited by the Master  Servicer in the Collection  Account  pursuant to Section  3.08(f)(ii);  (ii) all
Liquidation  Proceeds  and  Insurance  Proceeds  received  on the  Mortgage  Loans in such Loan  Group  during  the
preceding   calendar   month  and   deposited  to  the   applicable   Servicer   Custodial   Account   pursuant  to
Section 3.08(b)(iii)  or  to  the  Collection  Account  pursuant  to  Section  3.08(f)(iii);  (iii)  all  Principal
Prepayments  received  on the  Mortgage  Loans in such Loan  Group  during  the month  preceding  the month of such
Distribution  Date and  deposited to the  applicable  Servicer  Custodial  Account  pursuant to Section  3.08(b)(i)
during such period;  (iv) in connection  with  Defective  Mortgage  Loans in such Loan Group,  as  applicable,  the aggregate of the Repurchase Prices and Substitution  Adjustment  Amounts  deposited on the related  Remittance Date pursuant to  Section 3.08(b)(vi);  (v) any other amounts in the applicable  Servicer  Custodial  Account  deposited therein  pursuant  to  Sections  3.08(b)(iv),  (v) and  (viii),  and any other  amounts in the  Collection  Account deposited  therein pursuant to Sections  3.08(f)(iv),  (v) or (vi), in respect of such  Distribution  Date and such
Loan Group;  and (vi) any  Subsequent  Recovery  with  respect to such  Distribution  Date over (b) any (i) amounts permitted to be withdrawn  from the applicable  Servicer  Custodial  Account  pursuant to clauses (i) through (ix), inclusive,  of Section  3.11(a) in respect of such Loan Group and (ii) amounts  permitted to be withdrawn  from the
Collection  Account pursuant to Section 3.11(b) in respect of such Loan Group;  provided that any amounts withdrawn pursuant  to clauses  (iii) and (vii) of Section  3.11(a)  and  clauses  (ii) and (v) of  Section 3.11(b)  shall be allocated in reduction of the Pool  Distribution  Amount for each Loan Group on a pro rata basis in accordance with the Pool Stated Principal Balances for such Distribution Date.

                  Pool  Stated  Principal  Balance:  As to any  Distribution  Date and Loan  Group,  the  aggregate
Stated  Principal  Balances  of all  Mortgage  Loans in such  Loan  Group  that  were  Outstanding  Mortgage  Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

                  Predecessor Servicer Work Product:  As defined in Section 3.25(f).

                  Prepayment  Interest  Shortfall:  As to any Distribution Date and each Mortgage Loan subject to a
Principal  Prepayment  received during the calendar month preceding such Distribution  Date, the amount, if any, by which one  month's  interest at the related  Mortgage  Interest  Rate (net of the  Servicing  Fee for the  Servicer
servicing such Mortgage Loan) on such Principal  Prepayment  exceeds the amount of interest paid in connection with such Principal Prepayment.

                  Primary   Insurance  Policy:   Each  policy  of  primary  mortgage  guaranty   insurance  or  any
replacement  policy  therefor with respect to any Mortgage  Loan,  in each case issued by an insurer  acceptable to
FNMA or FHLMC.

                  Principal  Amount:  As to any  Distribution  Date and a Loan Group,  the sum of (a) the principal portion of each  Monthly  Payment due on each  Mortgage  Loan in such Loan Group on the  related Due Date,  (b) the principal  portion of the  Repurchase  Price of each Mortgage Loan in such Loan Group that was  repurchased  by the
Depositor  pursuant to this Agreement as of such  Distribution  Date,  (c) any  Substitution  Adjustment  Amount in
connection with a Defective  Mortgage Loan in such Loan Group received with respect to such Distribution  Date, (d)
any  Liquidation  Proceeds  allocable to recoveries of principal of Mortgage  Loans in such Loan Group that are not yet Liquidated  Mortgage Loans received  during the calendar month preceding the month of such  Distribution  Date,
(e) with  respect to each  Mortgage  Loan in such Loan Group that  became a  Liquidated  Mortgage  Loan  during the calendar  month  preceding the month of such  Distribution  Date,  the amount of  Liquidation  Proceeds  (excluding
Excess  Proceeds)  allocable to principal  received with respect to such  Mortgage  Loan during the calendar  month preceding the month of such Distribution Date, (f) any Subsequent  Recoveries  received by the Servicers during the calendar month  preceding the month of such  Distribution  Date, and (g) all Principal  Prepayments on the Mortgage
Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

                                                             23

                  Principal  Prepayment:  Any payment or other  recovery  of  principal  on a Mortgage  Loan (other than  Liquidation  Proceeds)  which is received in advance of its scheduled Due Date and is not  accompanied  by an amount  of  interest  representing  scheduled  interest  due on any date in any  month  subsequent  to the month of prepayment.

                  Principal  Prepayment in Full:  Any Principal  Prepayment  of the entire  principal  balance of a
Mortgage Loan.

                  Private Certificates:  The Class B-4, Class B-5 and Class B-6 Certificates.

                  Pro Rata Share: As to any  Distribution  Date and any Class of Subordinate  Certificates  that is not a Restricted  Class,  the portion of the Subordinate  Principal  Distribution  Amount  allocable to such Class, equal to the product of the Subordinate  Principal  Distribution  Amount for such Distribution Date and a fraction, the  numerator  of which is the related  Class  Certificate  Balance  thereof and the  denominator  of which is the aggregate Class Certificate Balance of the Subordinate  Certificates that are not Restricted  Classes.  Solely with respect to  Unscheduled  Principal  Payments,  the Pro Rata Share of a  Restricted  Class shall be 0%. The Pro Rata
Share of a Class of  Subordinate  Certificates  may be  computed  for each of  clause  (i) and  clause  (ii) of the definition of "Subordinate  Principal  Distribution Amount" in the event the Restricted Classes differ with respect to each clause.

                  Qualified  Appraiser:  An appraiser of a Mortgaged  Property duly  appointed by the originator of the related  Mortgage Loan,  who had no interest,  direct or indirect,  in such  Mortgaged  Property or in any loan made on the security  thereof,  whose  compensation  is not affected by the approval or  disapproval of the related
Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

                  Rate  Adjustment  Date:  As to each  Mortgage  Loan,  the Due Date on which an  adjustment to the
Mortgage  Interest Rate of such Mortgage Loan becomes  effective under the related Mortgage Note, which Due Date is the  date  set  forth in the  Mortgage  Loan  Schedule  as the  first  Rate  Adjustment  Date  and each  subsequent anniversary thereof.

                  Rate Ceiling:  The maximum per annum Mortgage  Interest Rate permitted under the related Mortgage
Note.

                                                             24

                  Rating Agency:  Each of S&P and Fitch.  If any such  organization  or a successor is no longer in existence,  "Rating  Agency"  shall  be such  nationally  recognized  statistical  rating  organization,  or  other comparable  Person,  as is  designated  by the  Depositor,  notice  of  which  designation  shall  be  given to the
Certificate  Administrator  and the Trustee.  References  herein to a given  rating or rating  category of a Rating
Agency shall mean such rating category without giving effect to any modifiers.

                  Realized Loss:  With respect to each  Liquidated  Mortgage Loan, an amount as of the date of such liquidation,  as  reported  by the  related  Servicer  to the  Certificate  Administrator,  equal to (i) the unpaid principal  balance of the Liquidated  Mortgage Loan as of the date of such  liquidation,  plus (ii) interest at the
Net Mortgage  Interest Rate from the Due Date as to which  interest was last paid to  Certificateholders  up to the
Due Date in the month in which  Liquidation  Proceeds  are  required  to be  distributed  on the  Stated  Principal
Balance  of such  Liquidated  Mortgage  Loan  from time to time,  minus  (iii) the  Liquidation  Proceeds,  if any, received during the month in which such  liquidation  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Interest Rate and to principal of the Liquidated  Mortgage  Loan. In addition,  to the extent the applicable  Servicer receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized
Loss with respect to that  Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the
Class  Certificate  Balance of any Class of  Certificates on any  Distribution  Date. With respect to each Mortgage
Loan that has become the subject of a Deficient  Valuation,  if the principal amount due under the related Mortgage
Note has been reduced,  the difference  between the principal balance of the Mortgage Loan outstanding  immediately prior to such  Deficient  Valuation  and the  principal  balance of the Mortgage  Loan as reduced by the  Deficient
Valuation,  as reported by the related  Servicer to the  Certificate  Administrator.  With respect to each Mortgage
Loan that has become the subject of a Debt Service  Reduction and any  Distribution  Date,  the amount,  if any, by which the principal  portion of the related  Monthly  Payment has been reduced as reported by the related  Servicer to the Certificate Administrator.

                  Record  Date:  The last day of the month (or, if such day is not a Business  Day,  the  preceding
Business Day) preceding the month of the related Distribution Date.

                  Refinance  Mortgage  Loan:  Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  Regular Certificates:  As defined in the Preliminary Statement hereto.

                  Regulation  AB: Means  Subpart  229.1100 - Asset  Backed  Securities  (Regulation  AB), 17 C.F.R.
§§229.1100  -  229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities Act Release No. 33-8518,  70 Red. Reg. 1,506,  1,531 (Jan. 7,  2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relevant Servicing  Criteria:  The Servicing Criteria  applicable to the various parties,  as set forth on Exhibit R attached hereto. For clarification  purposes,  multiple parties can have  responsibility for the same  Relevant  Servicing  Criteria.  With  respect  to a  Servicing  Function  Participant  engaged  by the Master
Servicer,  each Servicer, the Certificate  Administrator or the Trustee, the term "Relevant Servicing Criteria" may refer to a part of the Relevant Servicing Criteria applicable to such parties.

                                                             25

                  Related  Group:  With  respect  to Loan  Group 1,  means  Group 1; with  respect to Loan Group 2, means Group 2; with respect to Loan Group 3, means Group 3; and with respect to Loan Group 4, means Group 4.

                  Related  Loan Group:  With respect to the Group 1-A  Certificates,  Loan Group 1, with respect to the Group 2-A  Certificates,  Loan  Group 2, with  respect  to the Group 3-A  Certificates,  Loan Group 3, and with respect to the Group 4-A Certificates, Loan Group 4.

                  Relief Act:  The Servicemembers' Civil Relief Act, as amended.

                  Relief Act Reduction:  With respect to any  Distribution  Date, for any Mortgage Loan as to which there has been a reduction  in the amount of interest  collectible  thereon for the most  recently  ended  calendar month as a result of the  application of the Relief Act or comparable  state  legislation,  the amount,  if any, by which  (i) interest  collectible  on such  Mortgage Loan for the most recently  ended  calendar  month is less than
(ii) interest  accrued  pursuant to the terms of the Mortgage  Note on the same  principal  amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

                  REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the
Code.

                  REMIC   Certificate   Maturity  Date:  The  "latest  possible   maturity  date"  of  the  Regular
Certificates as that term is defined in Section 2.08.

                  REMIC  Provisions:  Provisions  of the federal  income tax law  relating to real estate  mortgage investment  conduits,  which  appear at Section 860A  through  860G of  Subchapter M of Chapter 1 of the Code,  and
related provisions,  and regulations promulgated  thereunder,  as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

                  Remittance  Date: As to any  Distribution  Date, the 18th calendar day of the month in which such
Distribution Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

                  REO  Proceeds:  Proceeds,  net of any related  expenses of the  Servicer,  received in respect of any REO Property  (including,  without  limitation,  proceeds  from the rental of the related  Mortgaged  Property)
which are received prior to the final liquidation of such Mortgaged Property.

                  REO  Property:  A  Mortgaged  Property  acquired by the  Servicer on behalf of the Trust  through foreclosure or deed-in-lieu of foreclosure in connection with a Defaulted Mortgage Loan.

                  Reportable Event:  As defined in Section 12.04.

                                                             26

                  Reporting Servicer:  As defined in Section 12.03.

                  Repurchase  Price:  As to any  Defective  Mortgage  Loan  repurchased  on any  date  pursuant  to
Sections  2.02 or 2.04, an amount equal to the sum of (i) the Stated  Principal  Balance  thereof,  (ii) the unpaid accrued  interest  thereon at the  applicable  Mortgage  Interest Rate from the Due Date to which interest was last paid by the  Mortgagor  to the first day of the  month  following  the month in which  such  Mortgage  Loan  became required to be  repurchased,  and (iii) any costs and damages  incurred by the Trust in connection with a breach of the  representation  contained  in  Section  7(iii) of the  Mortgage  Loan  Purchase  Agreement  as a result of any violation of any predatory or abusive lending law with respect to such Mortgage Loan.

                  Request  for  Release:  The  Request  for Release  submitted  by the  Servicer to the  Custodian, substantially in the form of Exhibit E.

                  Required  Insurance  Policy:  With respect to any Mortgage  Loan,  any insurance  policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

                  Residual Certificates:  The Class 1-A-R Certificates.

                  Responsible  Officer:  When used with  respect to the Trustee or the  Certificate  Administrator, any officer of the Corporate  Trust  Department of the Trustee or  Certificate  Administrator,  as the case may be, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant  Secretary,
any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee or  Certificate  Administrator, as the case may be,  customarily  performing  functions  similar to those performed by any of the above  designated officers and, in each case, having responsibility for the administration of this Agreement.

                  Restricted Classes:  As defined in Section 5.02(d).

                  S&P:  Standard & Poor's,  a Division of The  McGraw-Hill  Companies,  Inc., and its successors in interest.

                  Sarbanes-Oxley  Act:  The  Sarbanes-Oxley  Act of  2002  and the  rules  and  regulations  of the
Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 12.09.

                  Seller:  Wachovia  Bank,  National  Association,  as  seller  of the  Mortgage  Loans  under  the
Mortgage Loan Purchase Agreement.

                  Senior Certificates:  The Class A Certificates.

                  Senior  Credit  Support  Depletion  Date:  The  date on which  the  aggregate  Class  Certificate
Balance of the Subordinate Certificates is reduced to zero.

                                                             27

                  Senior  Percentage:  With  respect to any  Distribution  Date and a Loan Group,  the  percentage, carried  six places  rounded up,  obtained  by  dividing  the  aggregate  Class  Certificate  Balance of the Senior
Certificates of the Related Loan Group  immediately  prior to such  Distribution  Date by the Pool Stated Principal
Balance of such Loan Group immediately prior to such Distribution Date.

                  Senior  Prepayment  Percentage:  For any  Distribution  Date and a Loan  Group  during  the seven years beginning on the first  Distribution  Date, 100%. The Senior Prepayment  Percentage for any Distribution Date
and a Loan Group occurring on or after the seven year anniversary of the first  Distribution  Date will,  except as provided herein, be as follows:  for any Distribution Date in the first year thereafter,  the Senior Percentage for such Loan Group plus 70% of the  Subordinate  Percentage  for such Loan Group for such  Distribution  Date; for any
Distribution  Date in the  second  year  thereafter,  the  Senior  Percentage  for such Loan  Group plus 60% of the
Subordinate  Percentage  for such Loan Group for such  Distribution  Date; for any  Distribution  Date in the third year  thereafter,  the Senior  Percentage for such Loan Group plus 40% of the Subordinate  Percentage for such Loan
Group for such Distribution  Date; for any Distribution  Date in the fourth year thereafter,  the Senior Percentage for such Loan Group plus 20% of the  Subordinate  Percentage  for such Loan Group for such  Distribution  Date; and
for any Distribution  Date in the fifth or later years  thereafter,  the Senior  Percentage for such Loan Group for such Distribution Date (unless on any of the foregoing  Distribution  Dates the Total Senior Percentage exceeds the initial Total Senior  Percentage,  in which case the Senior  Prepayment  Percentage for Loan Group 1, Loan Group 2,
Loan Group 3 and Loan Group 4 for such  Distribution  Date will once again equal 100%);  provided,  however,  if on any Distribution Date prior to the April 2010 Distribution Date, prior to giving effect to any  distributions,  the
Aggregate  Subordinate  Percentage is greater than or equal to twice such  percentage  calculated as of the Closing
Date, then the Senior  Prepayment  Percentage for each Loan Group for such  Distribution Date will equal the Senior
Percentage  for such Loan Group plus 50% of the  Subordinate  Percentage  for such Loan  Group;  provided  further, however,  if on or after  the April  2010  Distribution  Date,  prior to giving  effect to any  distributions,  the
Aggregate  Subordinate  Percentage is greater than or equal to twice such  percentage  calculated as of the Closing
Date, then the Senior  Prepayment  Percentage for each Loan Group for such  Distribution Date will equal the Senior
Percentage for such Loan Group.  Notwithstanding  the foregoing,  no decrease in the Senior  Prepayment  Percentage for any Loan Group will occur unless both of the Senior Step Down Conditions are satisfied.

                  Senior Principal  Distribution  Amount:  As to any  Distribution  Date and Loan Group, the sum of
(i) the  Senior  Percentage  for such Loan  Group of the  amounts  described  in  clauses  (a)  through  (d) of the definition  of  "Principal  Amount"  for such  Distribution  Date and Loan  Group  and (ii) the  Senior  Prepayment
Percentage  for such Loan  Group of the  amounts  described  in  clauses  (e),  (f) and  (g) of the  definition  of
"Principal Amount" for such Distribution Date and Loan Group.

                  Senior  Step  Down  Conditions:  As of any  Distribution  Date as to which  any  decrease  in the
Senior  Prepayment  Percentage for any Loan Group applies,  (i) the outstanding  principal  balance of all Mortgage
Loans (including,  for this purpose,  any Mortgage Loans in foreclosure or any REO Property)  delinquent 60 days or more (averaged over the preceding six month period),  as a percentage of the aggregate  Class  Certificate  Balance of the  Subordinate  Certificates,  is not equal to or greater  than 50% or (ii)  cumulative  Realized  Losses with respect  to the  Mortgage  Loans as of the  applicable  Distribution  Date do not  exceed  the  percentages  of the
Original Subordinate Certificate Balance set forth below:

                                                             28

                                                                          Percentage of
                                                                       Original Subordinate
                Distribution Date Occurring                            Certificate Balance

April 2007 through March 2010                                                  20%

April 2010 through March 2015                                                  30%

April 2015 through March 2016                                                  35%

April 2016 through March 2017                                                  40%

April 2017 through March 2018                                                  45%

April 2018 and thereafter                                                      50%

                  Servicers:  National  City with respect to the National  City  Mortgage  Loans,  Fifth Third with respect to the Fifth Third  Mortgage  Loans,  SunTrust with respect to the SunTrust  Mortgage Loans and Wells Fargo with respect to the Wells Fargo Mortgage  Loans,  or, in each case,  its successor in interest,  in its capacity as servicer of the related Mortgage Loans, or any successor servicer appointed as herein provided.

                  Servicer  Advance  Date:  As to any  Distribution  Date,  the 18th  calendar  day of the month in which such Distribution Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

                  Servicer  Custodial  Account:  Each separate  Eligible Account or Accounts created and maintained by the Servicers pursuant to Section 3.08(b).

                  Servicer's Certificate:  The monthly report required by Section 4.01.

                  Service(s)(ing):  In accordance  with Regulation AB, the act of servicing and  administering  the
Mortgage  Loans or any other assets of the Trust by an entity that meets the  definition of "servicer" set forth in
Item 1101 of Regulation AB and is subject to the  disclosure  requirements  set forth in 1108 of Regulation AB. For clarification  purposes,  any uncapitalized  occurrence of this term shall have the meaning commonly  understood by participants in the residential mortgage-backed securitization market.

                  Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in the  performance  by a Servicer of its  servicing  obligations,  including,  but not limited to (i) the preservation,  restoration  and protection of a Mortgaged  Property,  (ii) expenses  reimbursable  to such Servicer pursuant  to  Section  3.14  and any  enforcement  or  judicial  proceedings,  including  foreclosures,  (iii)  the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

                                                             29

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Fee: With respect to each Mortgage Loan and  Distribution  Date, the amount of the fee payable to the Servicer  servicing  such  Mortgage  Loan,  which shall,  for such  Distribution  Date,  be equal to one-twelfth  of the product of the Servicing  Fee Rate with respect to such Mortgage Loan and the Stated  Principal
Balance of such  Mortgage  Loan,  subject to  reduction  as  provided  in Section  3.17.  Such fee shall be payable monthly,  computed  on the basis of the same  Stated  Principal  Balance  and period  respecting  which any related interest  payment on a Mortgage  Loan is computed.  A Servicer's  right to receive the  Servicing  Fee for Mortgage
Loans  serviced  by such  Servicer  is limited  to, and  payable  solely  from,  the  interest  portion  (including recoveries  with respect to interest  from  Liquidation  Proceeds and other  proceeds,  to the extent  permitted by
Section 3.11) of related Monthly Payments collected by such Servicer, or as otherwise provided under Section 3.11.

                  Servicing Fee Rate:  With respect to each Mortgage  Loan  serviced by National  City,  0.250% per annum,  with  respect to each  Mortgage  Loan  serviced  by Fifth  Third,  0.375% per annum,  with  respect to each
Mortgage  Loan  serviced by SunTrust,  0.375% per annum,  and with respect to each  Mortgage Loan serviced by Wells
Fargo, 0.250% per annum.

                  Servicing Function  Participant:  Any Subservicer,  Subcontractor or any other Person, other than each Servicer,  the Master Servicer, the Trustee and the Certificate  Administrator,  that is "participating in the servicing  function"  within the meaning of Item 1122 of  Regulation  AB, the  determination  of which shall be the sole  responsibility of the related Servicer or Master Servicer,  unless such Person's activities relate only to 5%
or less of the Mortgage Loans (measured by aggregate  Stated Principal  Balance of the Mortgage Loans,  annually at the  commencement  of the calendar  year prior to the year in which an  Assessment  of Compliance is required to be delivered,  multiplied by a fraction,  the  numerator of which is the number of months during which such  Servicing
Function  Participant  Services the related  Mortgage Loans and the  denominator of which is 12, or, in the case of the year in which the Closing  Date occurs,  the number of months  elapsed from the Cut-Off Date to the end of such calendar year).

                  Servicing  Officer:   Any  officer  of  the  Master  Servicer  or  a  Servicer  involved  in,  or responsible  for, the  administration  and master  servicing or servicing of the related  Mortgage Loans whose name appears on a list of servicing  officers  furnished to the Certificate  Administrator and the Trustee by the Master
Servicer or such Servicer as such list may from time to time be amended.

                  Similar Law:  As defined in Section 6.02(e).

                  Stated  Principal  Balance:  As to any Mortgage Loan and date,  the unpaid  principal  balance of such Mortgage Loan as of the Due Date  immediately  preceding such date as specified in the  amortization  schedule at the time relating  thereto (before any adjustment to such  amortization  schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial  Principal  Prepayments and Liquidation
Proceeds  allocable to principal  (other than with respect to any  Liquidated  Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related  Mortgagor,  and after giving  effect to any  Deficient  Valuation,  plus any amounts  capitalized  as a result of  modifications  to such
Mortgage Loan pursuant to Section 3.21.

                                                             30

                  Subcontractor:  Any  vendor,  subcontractor  or  other  Person  that is not  responsible  for the overall  servicing of Mortgage  Loans but performs one or more  discrete  functions  identified  in Item 1122(d) of
Regulation  AB with respect to Mortgage  Loans under the  direction or authority of any Servicer (or a  Subservicer of any Servicer), the Master Servicer or the Certificate Administrator.

                  Subordinate Certificates:  The Class B Certificates.

                  Subordinate  Percentage:  As of any  Distribution  Date and Loan  Group,  100%  minus the  Senior
Percentage for such Loan Group for such Distribution Date.

                  Subordinate  Prepayment  Percentage:  As to any Distribution  Date and Loan Group, 100% minus the
Senior Prepayment Percentage for such Loan Group for such Distribution Date.

                  Subordinate  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date and Loan
Group,  an amount equal to the sum of (i) the Subordinate  Percentage for such Loan Group of all amounts  described in clauses (a) through (d) of the definition of "Principal  Amount" for such  Distribution  Date and Loan Group and
(ii) the Subordinate  Prepayment  Percentage of the amounts described in clauses (e), (f) and (g) of the definition of "Principal Amount" for such Distribution Date and Loan Group.

                  Subsequent  Recovery:  As to any  Distribution  Date  and  Loan  Group,  the  sum of all  amounts received  during the calendar  month  preceding the month of such  Distribution  Date on each Mortgage Loan in such
Loan Group subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

                  Subservicer:  Any Person that (i) services  Mortgage  Loans on behalf of any Servicer and (ii) is responsible  for the  performance  (whether  directly or through  sub-servicers  or  Subcontractors)  of  Servicing functions  required to be performed under this Agreement or any Subservicing  Agreement that are identified in Item
1122(d) of Regulation AB.

                  Subservicing  Agreement:  Any subservicing  agreement  (which, in the event the Subservicer is an
Affiliate  of the related  Servicer,  need not be in writing)  between a Servicer and any  Subservicer  relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

                                                             31

                  Substitute  Mortgage Loan: A Mortgage Loan substituted for a Defective  Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal  Balance,  after deduction of the principal portion of the  Monthly  Payment  due in the month of  substitution,  not in excess of,  and not more than 10% less than,  the
Stated Principal  Balance of the Defective  Mortgage Loan; (ii) have a Net Mortgage  Interest Rate equal to that of the Defective  Mortgage  Loan;  (iii) have a  Loan-to-Value  Ratio not higher than that of the  Defective  Mortgage
Loan;  (iv) have a Gross Margin equal to that of the Defective  Mortgage  Loan; (v) have an Initial Cap, a Periodic
Cap and Rate  Ceiling  equal to that of the  Defective  Mortgage  Loan;  (vi) have the same Index and  frequency of mortgage  interest rate  adjustment as the Defective  Mortgage  Loan;  (vii) have a remaining  term to maturity not greater than (and not more than one year less than) that of the Defective  Mortgage Loan; and (viii) comply,  as of the date of  substitution,  with each  Mortgage  Loan  representation  and  warranty  set  forth in this  Agreement relating  to the  Defective  Mortgage  Loan.  More  than one  Substitute  Mortgage  Loan may be  substituted  for a
Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

                  Substitution Adjustment Amount:  As defined in Section 2.02.

                  SunTrust:  As defined in the recitals hereto.

                  SunTrust  Mortgage Loans:  The Mortgage Loans serviced by SunTrust or any successor  thereto as a
Servicer hereunder.

                  Tax Matters  Person:  Any person  designated as "tax matters  person" in accordance  with Section
5.06 and the manner provided under Treasury Regulation § 1.860F-4(d) and Treasury Regulation § 301.6231(a)(7)-1.

                  Total Senior  Percentage:  With respect to any  Distribution  Date, the  percentage,  carried six places  rounded up,  obtained by dividing  the  aggregate  Class  Certificate  Balance of the Class A  Certificates
immediately  prior to such  Distribution  Date by the aggregate  Pool Stated  Principal  Balance of all Loan Groups
immediately prior to such Distribution Date.

                  Treasury  Regulations:  The final and  temporary  regulations  promulgated  under the Code by the
U.S. Department of the Treasury.

                  Trust:  The trust created by this Agreement.

                  Trust  Estate:  The  Mortgage  Loans,  such  assets as shall from time to time be  identified  as deposited in the Servicer  Custodial  Account,  the Collection  Account or the Certificate  Account,  in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

                  Trustee:  HSBC  Bank  USA,  National  Association,  and  its  successors-in-interest  and,  if  a successor trustee is appointed hereunder, such successor, as trustee.

                  Uncertificated Accrued Interest:  With respect to any Uncertificated  Lower-Tier Regular Interest for any  Distribution  Date,  one  month's  interest  at the  related  Uncertificated  Pass-Through  Rate  for such
Distribution  Date, accrued on the  Uncertificated  Principal Balance  immediately prior to such Distribution Date.
Uncertificated  Accrued Interest for the  Uncertificated  Lower-Tier Regular Interests shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.  For purposes of  calculating  the amount of  Uncertificated
Accrued Interest for the  Uncertificated  Lower-Tier  Regular  Interests for any Distribution  Date, any Prepayment
Interest  Shortfalls  or Relief Act  Reduction  (to the  extent not  covered  by  Compensating  Interest)  shall be allocated  among the  Uncertificated  Lower-Tier  Regular  Interests,  pro rata,  based on,  and to the  extent of,
Uncertificated Accrued Interest, as calculated without application of this sentence.

                                                             32

                  Uncertificated Lower-Tier Regular Interests:  As defined in the Preliminary Statement.

                  Uncertificated  Lower-Tier Regular Interest Y Principal  Reduction Amounts:  For any Distribution
Date, the amounts by which the  Uncertificated  Principal  Balances of Uncertificated  Lower-Tier Regular Interests
Y-1,  Y-2,  Y-3 and Y-4 will be reduced on such  Distribution  Date by the  allocation  of Realized  Losses and the distribution of principal, determined as described in Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Y-1: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-1  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Y-1 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Y-1 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Y-1 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Y-1 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Y-2: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-2  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Y-2 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Y-2 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Y-2 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Y-2 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Y-3: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                                                             33

                  Uncertificated   Lower-Tier  Regular  Interest  Y-3  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Y-3 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Y-3 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Y-3 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Y-3 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Y-4: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-4  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Y-4 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Y-4 on such Distribution Date in reduction of the Uncertificated Principal Balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Y-4 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Y-4 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Y Regular  Interests:  Uncertificated  Lower-Tier  Regular  Interests
Y-1, Y-2, Y-3 and Y-4.

                  Uncertificated  Lower-Tier Regular Interest Z Principal  Reduction Amounts:  For any Distribution
Date, the amounts by which the  Uncertificated  Principal  Balances of Uncertificated  Lower-Tier Regular Interests
Z-1,  Z-2,  Z-3 and Z-4 will be reduced on such  Distribution  Date by the  allocation  of Realized  Losses and the distribution  of  principal,  which  shall be in each case the  excess of (A) the sum of (x) the excess of the Pool
Distribution  Amount for the related  Loan Group (i.e.  the  "related  Loan  Group" for  Uncertificated  Lower-Tier
Regular Interest Z-1 is Loan Group 1, the "related Loan Group" for  Uncertificated  Lower-Tier Regular Interest Z-2
is the Loan Group 2, the "related Loan Group" for  Uncertificated  Lower-Tier  Regular Interest Z-3 is Loan Group 3
and the "related Loan Group" for  Uncertificated  Lower-Tier  Regular Interest Z-4 is Loan Group 4) over the sum of the  amounts  thereof  distributable  (i) in  respect  of  interest  on  such  regular  interest  and  the  related
Uncertificated  Lower-Tier  Y Regular  Interest,  (ii) to such  regular  interest  and the  related  Uncertificated
Lower-Tier Y Regular Interest pursuant to clause (e)(i) of the definition of "Lower-Tier  Distribution  Amount" and
(iii) in the case of the Group 1  Mortgage  Loans,  to the Class  1-A-R  Certificates  in respect  of  Component  I thereof  and (y) the amount of Realized  Losses  allocable  to  principal  for the related  Loan Group over (B) the related Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount.

                                                             34

                  Uncertificated  Lower-Tier  Regular  Interest  Z-1: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-1  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Z-1 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Z-1 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Z-1 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Z-1 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Z-2: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-2  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Z-2 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Z-2 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Z-2 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Z-2 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Z-3: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-3  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Z-3 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Z-3 on such Distribution Date in reduction of the principal balance thereof.

                                                             35

                  Uncertificated  Lower-Tier  Regular Interest Z-3 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Z-3 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest  Z-4: A regular  interest in the  Lower-Tier  REMIC that is held as an asset of the  Upper-Tier  REMIC,  that has an initial  principal  balance  equal to the  related
Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-4  Principal   Distribution   Amount:  For  any
Distribution  Date, the excess, if any, of the Uncertificated  Lower-Tier Regular Interest Z-4 Principal  Reduction
Amount  for such  Distribution  Date over the  Realized  Losses  allocated  to  Uncertificated  Lower-Tier  Regular
Interest Z-4 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated  Lower-Tier  Regular Interest Z-4 Principal  Reduction Amount:  The Uncertificated
Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier  Regular Interest Z-4 as
determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Pass-Through  Rate: With respect to any Distribution Date and (i)  Uncertificated
Lower-Tier  Regular  Interests Y-1 and Z-1, the Net WAC for Loan Group 1, (ii)  Uncertificated  Lower-Tier  Regular
Interests  Y-2 and Z-2, the Net WAC for Loan Group 2, (iii)  Uncertificated  Lower-Tier  Regular  Interests Y-3 and
Z-3, the Net WAC for Loan Group 3 and (iv)  Uncertificated  Lower-Tier  Regular  Interests Y-4 and Z-4, the Net WAC
for Loan Group 4.

                  Uncertificated  Principal  Balance:  The  principal  amount  of  any  Uncertificated   Lower-Tier
Regular  Interest  outstanding  as of any date of  determination.  The  Uncertificated  Principal  Balance  of each
Uncertificated Lower-Tier Regular Interest shall never be less than zero.

                  Underwriting  Guidelines:  With respect to the National City  Mortgage  Loans,  the  underwriting guidelines  of National  City.  With respect to the Fifth Third  Mortgage  Loans,  the  underwriting  guidelines of
Fifth Third.  With respect to the SunTrust  Mortgage Loans, the underwriting  guidelines of SunTrust.  With respect to the Wells Fargo Mortgage Loans, the underwriting guidelines of Wells Fargo.

                  Unscheduled  Principal  Payments:  The  amounts  described  in  clauses  (e),  (f) and (g) of the definition of Principal Amount.

                  Upper-Tier REMIC: As defined in the Preliminary Statement.

                  U.S. Bank:  As defined in the recitals hereto.

                                                             36

                  U.S. Person:  A citizen or resident of the United States,  a corporation or partnership  (unless, in the case of a partnership,  Treasury  Regulations are adopted that provide otherwise) created or organized in or under the laws of the United  States,  any state thereof or the District of Columbia,  including an entity  treated as a  corporation  or  partnership  for federal  income tax  purposes,  an estate whose income is subject to United
States  federal  income tax  regardless  of its source,  or a trust if a court within the United  States is able to exercise  primary  supervision  over the  administration  of such trust, and one or more such U.S. Persons have the authority to control all  substantial  decisions of such trust (or, to the extent  provided in applicable  Treasury
Regulations,  certain  trusts in  existence  on August 20,  1996 which are  eligible to elect to be treated as U.S.
Persons).

                  Voting  Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  As of any date of  determination,  (a) 1% of all  Voting  Rights  shall be  allocated  to the
Holders of the Residual  Certificates  and (b) the remaining  Voting Rights shall be allocated among Holders of the remaining  Classes of Certificates in proportion to the Certificate  Balances of their  respective  Certificates on such date.

                  Wells Fargo:  As defined in the recitals hereto.

                  Wells  Fargo  Mortgage  Loans:  The  Mortgage  Loans  serviced  by Wells  Fargo or any  successor thereto as a Servicer hereunder.

                  Section 1.02      Interest  Calculations.  All calculations of interest will be made on a 360-day year consisting of twelve 30-day months.  All dollar amounts  calculated  hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

                  Section 2.01      Conveyance of Mortgage Loans.

                  (a)      The  Depositor,  concurrently  with the  execution  and delivery  hereof,  hereby sells, transfers,  assigns,  sets over and otherwise  conveys to the Trustee on behalf of the Trust for the benefit of the
Certificateholders,  without  recourse,  all the right,  title and interest of the Depositor in and to the Mortgage
Loans,  including  all  interest  and  principal  received on or with  respect to the  Mortgage  Loans  (other than payments of  principal  and  interest due and payable on the  Mortgage  Loans on or before the Cut-Off  Date),  all accounts,  chattel  paper,  deposit  accounts,  documents,  general  intangibles,  goods,  instruments,  investment property,  letter-of-credit  rights,  letters of credit,  money,  and oil, gas, and other minerals,  consisting of, arising  from,  or relating  to, any of the  foregoing,  and all proceeds of the  foregoing.  The  foregoing  sale, transfer,  assignment  and set over does not and is not  intended to result in a creation of an  assumption  by the
Trustee of any  obligation  of the  Depositor or any other  Person in  connection  with the  Mortgage  Loans or any agreement or  instrument  relating  thereto,  except as  specifically  set forth  herein.  In  connection  with the conveyance by the Depositor of the Mortgage Loans, the Depositor  further agrees,  at its own expense,  on or prior to the Closing  Date,  to indicate on its books and records that the  Mortgage  Loans have been sold to the Trustee on behalf of the Trust pursuant to this  Agreement,  and to deliver to the Trustee the Mortgage Loan Schedule.  The
Mortgage Loan Schedule shall be marked as Exhibit D-1,  Exhibit D-2,  Exhibit D-3 and Exhibit D-4 to this Agreement and is hereby incorporated into and made a part of this Agreement.

                                                             37

                  (b)      In connection with such transfer and  assignment,  the Depositor has delivered or caused to be  delivered  to the  Custodian,  on behalf of the  Trustee,  for the  benefit of the  Certificateholders,  the following documents or instruments with respect to each Mortgage Loan so assigned:

                           (i)      the original  Mortgage Note,  endorsed by manual or facsimile  signature either
         (A) in blank or (B) in the following form: "Pay to the order of HSBC Bank USA,  National  Association,  as
         Trustee,  without  recourse,"  with all necessary  intervening  endorsements  showing a complete  chain of endorsement  from the originator to the Trustee (each such  endorsement  being  sufficient to transfer all right, title and interest of the party so endorsing in and to that Mortgage Note);

                           (ii)     except as provided  below,  the original  recorded  Mortgage with evidence of a recording thereon,  or if any such Mortgage has not been returned from the applicable  recording office or has been lost, or if such public recording office retains the original recorded  Mortgage,  a copy of such
         Mortgage  certified by the  Depositor as being a true and correct  copy of the  Mortgage,  if such copy is available;

                           (iii)    subject  to  the  provisos  at the  end  of  this  paragraph,  a duly  executed
         Assignment  of Mortgage  from the mortgagee or assignee of record either (A) in blank or (B) to "HSBC Bank
         USA,  National  Association,  as trustee for the holders of the Wachovia Mortgage Loan Trust, LLC Mortgage
         Pass-Through  Certificates,  Series 2007-A Certificates" (which may be included in a blanket assignment or assignments),  together with, except as provided below,  originals of all interim recorded  assignments of such  mortgage  or copies  of such  interim  assignments  certified  by the  Depositor  as being  true and complete copies of the original recorded intervening  assignments of mortgage (each such assignment,  when duly and validly  completed,  to be in  recordable  form and  sufficient  to effect the  assignment of the related  Mortgage to the assignee  thereof);  provided that, if the related Mortgage has not been returned from the applicable  public recording  office,  such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided,  further,  if the related Mortgage has been recorded in the name of Mortgage  Electronic  Registration  Systems,  Inc. ("MERS") or its designee,  no Assignment of
         Mortgage in favor of the Trustee  will be required to be prepared or delivered  and instead,  the Servicer servicing  such  Mortgage  shall take all actions as are necessary to cause the Trust or the Trustee to be shown as the owner of the  related  Mortgage  Loan on the  records of MERS for  purposes  of the system of recording transfers of mortgages maintained by MERS;

                           (iv)     the  originals  of all  assumption,  modification,  consolidation  or extension agreements, if any, with evidence of recording thereon, if any;

                           (v)      the original or duplicate  original  mortgagee title  insurance  policy and all riders thereto;

                                                             38

                           (vi)     the original of any guarantee executed in connection with the Mortgage Note;

                           (vii)    for each  Mortgage  Loan, if any,  which is secured by a residential  long-term lease,  a copy of the lease with  evidence  of  recording  indicated  thereon,  or, if the lease is in the process of being  recorded,  a photocopy  of the lease,  certified by an officer of the  respective  prior owner of such  Mortgage  Loan or by the  applicable  title  insurance  company,  closing/settlement/escrow agent or  company  or  closing  attorney  to be a true  and  correct  copy of the  lease  transmitted  for recordation;

                           (viii)   the  original  of  any  security  agreement,  chattel  mortgage  or  equivalent document executed in connection with the Mortgage; and

                           (ix)     for each Mortgage Loan secured by Co-op Shares,  the originals of the following documents or instruments:

                                    (A)     The stock certificate;

                                    (B)     The stock power executed in blank;

                                    (C)     The executed proprietary lease;

                                    (D)     The executed recognition agreement;

                                    (E)     The executed assignment of recognition agreement, if any;

                                    (F)     The  executed  UCC-1  financing  statement  with  evidence of recording thereon; and

                                    (G)     Executed  UCC-3   financing   statements  or  other   appropriate   UCC
                           financing  statements,  evidencing a complete and unbroken line of assignments  from the mortgagee to the Trustee with  evidence of recording  thereon (or in a form suitable for recordation).

provided,  however,  that if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original  Mortgage Note,  the Depositor may deliver a Lost Note  Affidavit  together with a copy of such  Mortgage  Note, if a copy is  available,  and shall thereby be deemed to have  satisfied the document delivery requirements of this Section 2.01(b).

                  If in  connection  with any  Mortgage  Loans,  the  Depositor  cannot  deliver (A) the  Mortgage,
(B) all interim recorded assignments, (C) all assumption,  modification,  consolidation or extension agreements, if any, or (D) the lender's title policy  (together with all riders  thereto)  satisfying the  requirements  of clause
(ii),  (iii),  (iv) or (v) above,  respectively,  concurrently  with the execution and delivery hereof because such document or documents  have not been returned from the  applicable  public  recording  office in the case of clause
(ii),  (iii) or (iv) above,  or because the title policy has not been  delivered  to either the Servicer  servicing such  Mortgage  Loan or the  Depositor  by the  applicable  title  insurer  in the case of clause  (v)  above,  the
Depositor shall promptly  deliver or cause to be delivered to the Custodian,  in the case of clause (ii),  (iii) or
(iv) above, such Mortgage,  such interim  assignment or such assumption,  modification,  consolidation or extension agreement,  as the case may be, with evidence of recording  indicated  thereon upon receipt thereof from the public

                                                             39

recording  office,  but in no event shall any such delivery of any such documents or instruments be made later than one year  following the Closing Date,  unless,  in the case of clause (ii),  (iii) or (iv) above,  there has been a continuing  delay at the applicable  recording  office or, in the case of  clause (v),  there has been a continuing delay at the  applicable  insurer and the Depositor has  delivered an Officer's  Certificate  to such effect to the
Custodian.  The  Depositor  shall  forward  or  cause  to be  forwarded  to the  Custodian  (1)  from  time to time additional  original  documents  evidencing  an  assumption  or  modification  of a Mortgage Loan and (2) any other documents  required to be delivered by the Depositor or the related  Servicer to the  Custodian.  In the event that the original  Mortgage is not  delivered and in  connection  with the payment in full of the related  Mortgage Loan the public  recording  office  requires the  presentation  of a "lost  instruments  affidavit and indemnity" or any equivalent  document,  because only a copy of the Mortgage can be delivered with the instrument of  satisfaction or reconveyance,  the  Servicer  servicing  such  Mortgage  Loan shall  prepare,  execute  and  deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

                  As promptly as practicable  subsequent to such transfer and assignment,  and in any event, within
30 days  thereafter,  each Servicer  shall (except for any Mortgage  which has been recorded in the name of MERS or its designee)  (I) cause each Assignment of Mortgage to be in proper form for recording in the  appropriate  public office for real property records within 30 days of the Closing Date and (II) at the Depositor's  expense,  cause to be delivered  for recording in the  appropriate  public office for real  property  records the  Assignments  of the
Mortgages in favor of the  Trustee,  except that,  with  respect to any  Assignment  of a Mortgage as to which such
Servicer has not received the information  required to prepare such assignment in recordable  form, such Servicer's obligation to do so and to deliver the same for such  recording  shall be as soon as  practicable  after receipt of such  information  and in any event within 30 days after the receipt  thereof and, no recording of an Assignment of
Mortgage  will be required in a state if  recording  is not  required by the Rating  Agencies to obtain the initial ratings for the Certificates.

                  In the case of  Mortgage  Loans  that have  been  prepaid  in full as of the  Closing  Date,  the
Depositor,  in lieu of delivering  the above  documents to the  Custodian  will cause the Servicer  servicing  such
Mortgage Loan to deposit in the related Servicer Custodial Account the amount of such payment in full.

                  It is agreed and  understood  by the  Depositor  and the Trustee that none of the Mortgage  Loans are (a) loans subject to 12 CFR Section  226.31,  12 CFR Section 226.32 or 12 CFR Section  226.34,  as amended,  or
(b) "high cost  home,"  "covered"  (excluding  home loans  defined as  "covered  home loans" in the New Jersey Home
Ownership  Security Act of 2002 that were originated  between November 26, 2003 and July 7, 2004), "high risk home"
or  "predatory"  loans  under any  applicable  state,  federal or local law (or a similarly  classified  loan using different  terminology  under a law imposing  heightened  regulatory  scrutiny or  additional  legal  liability for residential mortgage loans having high interest rates, points and/or fees).

                                                             40

                  Section 2.02      Acceptance by the Custodian of the Mortgage  Loans.  Subject to the  provisions of the  following  paragraph,  pursuant  to the  Custodial  Agreement,  the  Custodian,  on behalf of the  Trustee, declares  that it will hold the  documents  referred to in Section  2.01 and the other  documents  delivered  to it constituting  the Mortgage Files,  and that it will hold such other assets as are included in the Trust Estate,  in trust for the  exclusive  use and benefit of all  present and future  Certificateholders.  Upon  execution  of this
Agreement,  the Custodian will deliver to the Depositor,  the Certificate  Administrator and the Trustee an initial certification  in the form of  Exhibit O hereto,  to the effect  that,  except as may be  specified  in the list of exceptions  attached  thereto,  it has received  the  Mortgage  File for each  Mortgage  Loan on the Mortgage  Loan
Schedule.

                  Within 90 days after the execution  and delivery of this  Agreement,  the Custodian  shall review the Mortgage  Files in its  possession and will deliver to the Depositor,  the  Certificate  Administrator  and the
Trustee a final  certification  in the form of Exhibit P hereto.  If, in the course of such review,  the  Custodian finds any document  described in Section  2.01(b)(i),  (ii),  (iii),  (v) and (ix)(A),  (B),  (C), (D), (F) and (G)
which does not meet the  requirements  of Section 2.01 or is omitted from such Mortgage File,  the Custodian  shall promptly so notify the related  Servicer and the  Depositor.  In  performing  any such review,  the  Custodian  may conclusively  rely on the purported  genuineness of any such document and any signature  thereon.  It is understood that the scope of the  Custodian's  review of the Mortgage Files is limited solely to confirming that the documents listed in Section  2.01(b)(i),  (ii),  (iii),  (v) and (ix)(A),  (B),  (C), (D), (F) and (G) have been received and further  confirming  that any and all  documents  delivered  pursuant to Section  2.01 appear on their face to have been executed and relate to the Mortgage Loans  identified in the Mortgage Loan Schedule.  The Custodian  shall not have any  responsibility  for  determining  whether  any  document  is valid and  binding,  whether the text of any assignment or  endorsement  is in proper or recordable  form,  whether any document has been recorded in accordance with the  requirements  of any  applicable  jurisdiction,  or  whether a blanket  assignment  is  permitted  in any applicable  jurisdiction.  The Depositor  hereby  covenants  and agrees that it will promptly  correct or cure such defect  within 90 days from the date it was so notified of such  defect and, if the  Depositor  does not correct or cure such defect  within such period,  the Depositor  will either (a)  substitute  for the related  Mortgage Loan a
Substitute  Mortgage Loan,  which  substitution  shall be  accomplished in the manner and subject to the conditions set forth below or (b)  repurchase  such Mortgage Loan from the Trustee at the  Repurchase  Price for such Mortgage
Loan;  provided,  however,  that in no event shall such a  substitution  occur more than two years from the Closing
Date;  provided,  further,  that such substitution or repurchase shall occur within 90 days of when such defect was discovered  if such defect will cause the  Mortgage  Loan not to be a  "qualified  mortgage"  within the meaning of
Section 860G(a)(3) of the Code.

                  With respect to each Substitute  Mortgage Loan, the Depositor shall deliver to the Custodian,  on behalf of the Trustee,  for the benefit of the  Certificateholders,  the Mortgage Note,  the Mortgage,  the related
Assignment of Mortgage  (except for any Mortgage which has been recorded in the name of MERS or its designee),  and such other  documents and  agreements as are  otherwise  required by Section 2.01,  with the Mortgage Note endorsed and the  Mortgage  assigned as required by Section  2.01(b)(i).  No  substitution  is  permitted  to be made in any calendar  month  after the  Determination  Date for such  month.  Monthly  Payments  due with  respect  to any such
Substitute  Mortgage Loan in the month of substitution  shall not be conveyed to the Trust and shall be retained by the  Depositor.  For the month of  substitution,  distributions  to  Certificateholders  will  include  the Monthly
Payment due for such month on any Defective  Mortgage  Loan for which the  Depositor  has  substituted a Substitute
Mortgage Loan.

                                                             41

                  The  related  Servicer  shall  amend the  Mortgage  Loan  Schedule to reflect the removal of each
Mortgage Loan that has become a Defective  Mortgage Loan and the  substitution  of the Substitute  Mortgage Loan or
Loans and such Servicer  shall deliver the amended  Mortgage Loan Schedule to the Custodian,  the Master  Servicer,
the Certificate  Administrator  and the Trustee.  Upon such  substitution,  each Substitute  Mortgage Loan shall be subject to the terms of this  Agreement  in all  respects,  and the  Depositor  shall be deemed to have made to the
Trustee with respect to such Substitute  Mortgage Loan, as of the date of  substitution,  the  representations  and warranties  made  pursuant  to Section  2.04.  Upon any such  repurchase  or  substitution  and the  deposit to the
Collection  Account of any required  Repurchase Price or Substitution  Adjustment  Amount (as described in the next paragraph),  as  applicable,  and receipt of a Request for Release,  the Custodian  shall release the Mortgage File relating to such  Defective  Mortgage  Loan to the  Depositor  and shall  execute  and  deliver at the  Depositor's direction such instruments of transfer or assignment prepared by the Depositor,  in each case without recourse,  as shall be necessary to transfer to the  Depositor,  or its designee,  any Defective  Mortgage  Loan  repurchased  or substituted for pursuant to this Section 2.02.

                  For any month in which the Depositor  substitutes one or more  Substitute  Mortgage Loans for one or more  Defective  Mortgage  Loans,  the  amount  (if any) by which the  aggregate  principal  balance of all such
Substitute  Mortgage  Loans in a Loan  Group as of the  date of  substitution  is less  than the  aggregate  Stated
Principal Balance of all such Defective  Mortgage Loans in such Loan Group (the  "Substitution  Adjustment  Amount"
for such Loan Group) plus an amount  equal to the  aggregate  of any  unreimbursed  Advances  with  respect to such
Defective  Mortgage  Loans  shall be  deposited  into the  Collection  Account  by the  Depositor  on or before the
Remittance  Date for the  Distribution  Date in the month  succeeding  the calendar  month during which the related
Mortgage Loan is required to be repurchased or replaced hereunder.

                  The Custodian  shall retain  possession and custody of each Mortgage File in accordance  with and subject to the terms and conditions  set forth in the Custodial  Agreement.  Each Servicer  shall promptly  deliver to the  Custodian,  upon the execution  or, in the case of documents  requiring  recording,  receipt  thereof,  the originals of such other  documents or  instruments  constituting  the  Mortgage  File as come into each  Servicer's possession from time to time.

                  It is  understood  and agreed  that the  obligation  of the  Depositor  to  substitute  for or to repurchase  any  Mortgage  Loan which does not meet the  requirements  of Section  2.01 shall  constitute  the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

                  None of the Certificate  Administrator,  the Master Servicer,  the Trustee or the Custodian shall be under any duty or obligation (i) to inspect,  review or examine any such  documents,  instruments,  certificates or other papers to determine that they are genuine,  enforceable,  or appropriate  for the  represented  purpose or that they are other than what they  purport to be on their face or (ii) to  determine  whether  any  Mortgage  File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii) and (viii) and (ix)(E).

                                                             42

                  Section 2.03      Representations,  Warranties  and  Covenants  of the Master  Servicer  and the
Servicers.

                  (a)      National  City  hereby  makes  the  following  representations  and  warranties  to  the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      National City is a corporation duly organized,  validly  existing,  and in good standing under the laws of Ohio and has all  licenses  necessary  to carry on its  business as now being  conducted and is  licensed,  qualified  and in good  standing in each of the states  where a  Mortgaged  Property is located if the laws of such state require  licensing or  qualification in order to conduct business of the type  conducted  by National  City.  National  City has power and  authority  to execute and deliver  this
         Agreement  and to  perform in  accordance  herewith;  the  execution,  delivery  and  performance  of this
         Agreement  (including all instruments of transfer to be delivered  pursuant to this Agreement) by National
         City  and  the  consummation  of  the  transactions   contemplated  hereby  have  been  duly  and  validly
         authorized.  This  Agreement,  assuming due  authorization,  execution  and delivery by the other  parties
         hereto,   evidences  the  valid,   binding  and  enforceable   obligation  of  National  City,  except  as
         enforceability  may be limited  by (A)  bankruptcy,  insolvency,  liquidation,  receivership,  moratorium, reorganization  or other  similar  laws  affecting  the  enforcement  of the rights of  creditors  and (B)
         general  principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law. All requisite  corporate  action has been taken by National City to make this Agreement valid and binding upon
         National City in accordance with its terms.

                  (ii)     No  consent,  approval,   authorization  or  order  is  required  for  the  transactions contemplated  by this  Agreement  from any  court,  governmental  agency  or  body,  or  federal  or state regulatory  authority  having  jurisdiction  over National City or, if required,  such consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The  consummation  of  the  transactions  contemplated  by  this  Agreement  are  in the ordinary  course of business of National  City and will not result in the breach of any term or  provision of the  charter or  by-laws  of  National  City or result in the  breach of any term or  provision  of, or conflict with or constitute a default under or result in the  acceleration  of any obligation  under,  any agreement,  indenture  or loan or credit  agreement  or other  instrument  to which  National  City or its property is subject, or result in the violation of any law, rule,  regulation,  order,  judgment or decree to which National City or its property is subject.

                  (iv)     There  is no  action,  suit,  proceeding  or  investigation  pending  or,  to  the  best knowledge  of National  City,  threatened  against  National  City which,  either  individually  or in the aggregate, would result in any material adverse change in the business,  operations,  financial condition, properties or assets of National  City, or in any material  impairment of the right or ability of National
         City to carry on its  business  substantially  as now  conducted  or which  would draw into  question  the validity of this  Agreement  or the  Mortgage  Loans or of any action  taken or to be taken in  connection with the obligations of National City  contemplated  herein,  or which would materially impair the ability of National City to perform under the terms of this Agreement.

                                                             43

                  (v)      Each Mortgage Loan  serviced by National City was  originated  (A) by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company or similar institution that is  supervised  and  examined  by a federal or state  authority,  or (B) by a  mortgagee  approved  by the
         Secretary of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act,
         as amended.

                  (vi)     No  Mortgage  Loan  serviced  by  National  City is secured by a Mortgage on a leasehold estate.

                  The  representations  and warranties made pursuant to this Section 2.03(a) shall survive delivery of the respective Mortgage Files for the National City Mortgage Loans to the Custodian.

                  (b)      Fifth  Third  hereby  makes  the  following   representations   and  warranties  to  the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      Fifth Third is a corporation  duly  organized,  validly  existing,  and in good standing under the laws of Ohio and has all  licenses  necessary  to carry on its  business as now being  conducted and is  licensed,  qualified  and in good  standing in each of the states  where a  Mortgaged  Property is located if the laws of such state require  licensing or  qualification in order to conduct business of the type  conducted  by Fifth  Third.  Fifth  Third  has power and  authority  to  execute  and  deliver  this
         Agreement  and to  perform in  accordance  herewith;  the  execution,  delivery  and  performance  of this
         Agreement  (including  all  instruments of transfer to be delivered  pursuant to this  Agreement) by Fifth
         Third  and  the  consummation  of  the  transactions  contemplated  hereby  have  been  duly  and  validly authorized.  This  Agreement,  assuming due  authorization,  execution  and delivery by the other  parties hereto,  evidences the valid, binding and enforceable  obligation of Fifth Third, except as enforceability may be limited by (A) bankruptcy, insolvency,  liquidation,  receivership,  moratorium,  reorganization or other similar laws  affecting  the  enforcement  of the rights of creditors and (B) general  principles of equity,  whether  enforcement  is sought in a  proceeding  in equity or at law.  All  requisite  corporate action  has been  taken by Fifth  Third to make this  Agreement  valid and  binding  upon  Fifth  Third in accordance with its terms.

                  (ii)     No  consent,  approval,   authorization  or  order  is  required  for  the  transactions contemplated  by this  Agreement  from any  court,  governmental  agency  or  body,  or  federal  or state regulatory  authority  having  jurisdiction  over Fifth Third or, if  required,  such  consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The  consummation  of  the  transactions  contemplated  by  this  Agreement  are  in the ordinary  course of business of Fifth Third and will not result in the breach of any term or  provision of the  charter or by-laws of Fifth  Third or result in the breach of any term or  provision  of, or conflict with or constitute a default under or result in the  acceleration of any obligation  under, any agreement, indenture  or loan or credit  agreement  or other  instrument  to which  Fifth  Third or its  property  is subject,  or result in the  violation of any law,  rule,  regulation,  order,  judgment or decree to which
         Fifth Third or its property is subject.

                                                             44

                  (iv)     There  is no  action,  suit,  proceeding  or  investigation  pending  or,  to  the  best knowledge of Fifth Third,  threatened against Fifth Third which,  either individually or in the aggregate, would result in any material adverse change in the business, operations,  financial condition,  properties or assets of Fifth Third,  or in any material  impairment  of the right or ability of Fifth Third to carry on its business  substantially  as now  conducted  or which would draw into  question the validity of this
         Agreement or the Mortgage Loans or of any action taken or to be taken in connection  with the  obligations of Fifth  Third  contemplated  herein,  or which  would  materially  impair the  ability of Fifth Third to perform under the terms of this Agreement.

                  (v)      Each  Mortgage  Loan  serviced by Fifth Third was  originated  (A) by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company or similar institution that is  supervised  and  examined  by a federal or state  authority,  or (B) by a  mortgagee  approved  by the
         Secretary of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act,
         as amended.

                  (vi)     No  Mortgage  Loan  serviced  by Fifth  Third is secured by a  Mortgage  on a  leasehold estate.

                  The  representations  and warranties made pursuant to this Section 2.03(b) shall survive delivery of the respective Mortgage Files for the Fifth Third Mortgage Loans to the Custodian.

                  (c)      SunTrust  hereby makes the following  representations  and  warranties to the Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      SunTrust is a corporation duly organized,  validly existing,  and in good standing under the laws of Virginia and has all licenses  necessary to carry on its business as now being  conducted  and is licensed,  qualified and in good  standing in each of the states where a Mortgaged  Property is located if the laws of such state  require  licensing or  qualification  in order to conduct  business of the type conducted by  SunTrust.  SunTrust has power and  authority  to execute and deliver this  Agreement  and to perform in accordance herewith;  the execution,  delivery and performance of this Agreement (including all instruments of transfer to be delivered  pursuant to this  Agreement) by SunTrust and the  consummation of the  transactions  contemplated  hereby have been duly and validly  authorized.  This Agreement,  assuming due authorization,  execution and delivery by the other parties hereto,  evidences the valid,  binding and enforceable  obligation  of  SunTrust,  except  as  enforceability  may  be  limited  by  (A)  bankruptcy, insolvency,  liquidation,  receivership,  moratorium,  reorganization  or other similar laws affecting the enforcement  of the rights of creditors  and (B) general  principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law.  All  requisite  corporate  action has been taken by SunTrust to make this Agreement valid and binding upon SunTrust in accordance with its terms.

                                                             45

                  (ii)     No  consent,  approval,   authorization  or  order  is  required  for  the  transactions contemplated  by this  Agreement  from any  court,  governmental  agency  or  body,  or  federal  or state regulatory  authority  having  jurisdiction  over  SunTrust  or,  if  required,  such  consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The  consummation  of  the  transactions  contemplated  by  this  Agreement  are  in the ordinary  course of  business of SunTrust  and will not result in the breach of any term or  provision  of the charter or by-laws of SunTrust or result in the breach of any term or provision  of, or conflict  with or  constitute a default under or result in the  acceleration  of any  obligation  under,  any  agreement, indenture or loan or credit  agreement or other  instrument to which  SunTrust or its property is subject, or result in the violation of any law, rule,  regulation,  order,  judgment or decree to which SunTrust or its property is subject.

                  (iv)     There  is no  action,  suit,  proceeding  or  investigation  pending  or,  to  the  best knowledge of SunTrust,  threatened against SunTrust which, either individually or in the aggregate,  would result in any material  adverse change in the business,  operations,  financial  condition,  properties or assets of  SunTrust,  or in any  material  impairment  of the right or ability of SunTrust to carry on its business  substantially  as now conducted or which would draw into question the validity of this Agreement or the  Mortgage  Loans  or of any  action  taken or to be taken in  connection  with the  obligations  of
         SunTrust  contemplated  herein,  or which would materially impair the ability of SunTrust to perform under the terms of this Agreement.

                  (v)      Each  Mortgage  Loan  serviced  by  SunTrust  was  originated  (A) by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company or similar institution that is  supervised  and  examined  by a federal or state  authority,  or (B) by a  mortgagee  approved  by the
         Secretary of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act,
         as amended.

                  (vi)     No Mortgage Loan serviced by SunTrust is secured by a Mortgage on a leasehold estate.

                  The  representations  and warranties made pursuant to this Section 2.03(c) shall survive delivery of the respective Mortgage Files for the SunTrust Mortgage Loans to the Custodian.

                  (d)      Wells  Fargo  hereby  makes  the  following   representations   and  warranties  to  the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                                                             46

                  (i)      Wells Fargo is a national banking association duly organized,  validly existing,  and in good  standing  under the federal laws of the United  States of America and has all licenses  necessary to carry on its  business  as now  being  conducted.  Wells  Fargo has power and  authority  to  execute  and deliver this Agreement and to perform in accordance herewith;  the execution,  delivery and performance of this Agreement  (including  all  instruments  of transfer to be delivered  pursuant to this  Agreement) by
         Wells  Fargo and the  consummation  of the  transactions  contemplated  hereby  have been duly and validly authorized.  This  Agreement,  assuming due  authorization,  execution  and delivery by the other  parties hereto,  evidences the valid, binding and enforceable  obligation of Wells Fargo, except as enforceability may be limited by (A) bankruptcy, insolvency,  liquidation,  receivership,  moratorium,  reorganization or other similar laws  affecting  the  enforcement  of the rights of creditors and (B) general  principles of equity,  whether  enforcement  is sought in a  proceeding  in equity or at law.  All  requisite  corporate action  has been  taken by Wells  Fargo to make this  Agreement  valid and  binding  upon  Wells  Fargo in accordance with its terms.

                  (ii)     No  consent,  approval,   authorization  or  order  is  required  for  the  transactions contemplated  by this  Agreement  from any  court,  governmental  agency  or  body,  or  federal  or state regulatory  authority  having  jurisdiction  over Wells Fargo or, if  required,  such  consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The  consummation  of  the  transactions  contemplated  by  this  Agreement  are  in the ordinary  course of business of Wells Fargo and will not result in the breach of any term or  provision of the  charter or by-laws of Wells  Fargo or result in the breach of any term or  provision  of, or conflict with or constitute a default under or result in the  acceleration of any obligation  under, any agreement, indenture  or loan or credit  agreement  or other  instrument  to which  Wells  Fargo or its  property  is subject,  or result in the  violation of any law,  rule,  regulation,  order,  judgment or decree to which
         Wells Fargo or its property is subject.

                  (iv)     There  is no  action,  suit,  proceeding  or  investigation  pending  or,  to  the  best knowledge of Wells Fargo,  threatened against Wells Fargo which,  either individually or in the aggregate, would result in any material adverse change in the business, operations,  financial condition,  properties or assets of Wells Fargo,  or in any material  impairment  of the right or ability of Wells Fargo to carry on its business  substantially  as now  conducted  or which would draw into  question the validity of this
         Agreement or the Mortgage Loans or of any action taken or to be taken in connection  with the  obligations of Wells  Fargo  contemplated  herein,  or which  would  materially  impair the  ability of Wells Fargo to perform under the terms of this Agreement.

                  The  representations  and warranties made pursuant to this Section 2.03(d) shall survive delivery of the respective Mortgage Files for the Wells Fargo Mortgage Loans to the Custodian.

                  (e)      U.S. Bank hereby makes the following  representations  and  warranties to the Depositor, the Trustee and the Servicers, as of the Closing Date:

                                                             47

                  (i)      U.S. Bank is a national banking  association duly organized,  validly  existing,  and in good  standing  under the federal laws of the United  States of America and has all licenses  necessary to carry on its business as now being  conducted.  U.S.  Bank has power and  authority to execute and deliver this  Agreement and to perform in accordance  herewith;  the execution,  delivery and  performance of this
         Agreement  (including  all  instruments  of transfer to be delivered  pursuant to this  Agreement) by U.S.
         Bank  and  the  consummation  of  the  transactions   contemplated  hereby  have  been  duly  and  validly
         authorized.  This  Agreement,  assuming due  authorization,  execution  and delivery by the other  parties hereto,  evidences the valid,  binding and enforceable  obligation of U.S. Bank,  except as enforceability may be limited by (A) bankruptcy, insolvency,  liquidation,  receivership,  moratorium,  reorganization or other similar laws  affecting  the  enforcement  of the rights of creditors and (B) general  principles of equity,  whether  enforcement  is sought in a  proceeding  in equity or at law.  All  requisite  corporate action has been taken by U.S. Bank to make this  Agreement  valid and binding upon U.S. Bank in accordance with its terms.

                  (ii)     No  consent,  approval,   authorization  or  order  is  required  for  the  transactions contemplated  by this  Agreement  from any  court,  governmental  agency  or  body,  or  federal  or state regulatory  authority  having  jurisdiction  over  U.S.  Bank or, if  required,  such  consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The  consummation  of  the  transactions  contemplated  by  this  Agreement  are  in the ordinary  course of business of U.S.  Bank and will not result in the breach of any term or  provision  of the  charter or by-laws of U.S.  Bank or result in the  breach of any term or  provision  of, or  conflict with or constitute a default under or result in the  acceleration of any obligation  under, any agreement, indenture or loan or credit  agreement or other  instrument to which U.S. Bank or its property is subject, or result in the violation of any law, rule,  regulation,  order, judgment or decree to which U.S. Bank or its property is subject.
                  (iv)     There  is no  action,  suit,  proceeding  or  investigation  pending  or,  to  the  best knowledge of U.S.  Bank,  threatened  against U.S. Bank which,  either  individually  or in the aggregate, would result in any material adverse change in the business, operations,  financial condition,  properties or assets of U.S.  Bank,  or in any material  impairment  of the right or ability of U.S. Bank to carry on its  business  substantially  as now  conducted  or which would draw into  question  the  validity of this
         Agreement  or of any  action  taken  or to be taken  in  connection  with  the  obligations  of U.S.  Bank contemplated  herein,  or which  would  materially  impair the ability of U.S.  Bank to perform  under the terms of this Agreement.

                  (f)      The  Trustee  hereby  makes  the  following   representations   and  warranties  to  the
Depositor, the Certificate Administrator, the Master Servicer and the Servicers, as of the Closing Date:

                                                             48

                  (i)      The Trustee is a national banking association duly organized,  validly existing,  and in good  standing  under  the  federal  laws of the  United  States of  America.  The  Trustee  has power and authority to execute and deliver this  Agreement and to perform in  accordance  herewith;  the  execution, delivery  and  performance  of this  Agreement  (including  all  instruments  of transfer to be  delivered pursuant to this Agreement) by the Trustee and the  consummation of the transactions  contemplated  hereby have been  duly and  validly  authorized.  This  Agreement,  assuming  due  authorization,  execution  and delivery by the other parties  hereto,  evidences  the valid,  binding and  enforceable  obligation of the
         Trustee,   except  as  enforceability  may  be  limited  by  (A)  bankruptcy,   insolvency,   liquidation,
         receivership,  moratorium,  reorganization  or other similar laws affecting the  enforcement of the rights of creditors  and (B) general  principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law.  All  requisite  corporate  action has been taken by the Trustee to make this  Agreement valid and binding upon the Trustee in accordance with its terms.

                  (ii)     No  consent,  approval,   authorization  or  order  is  required  for  the  transactions contemplated  by this  Agreement  from any  court,  governmental  agency  or  body,  or  federal  or state regulatory  authority  having  jurisdiction  over the Trustee or, if  required,  such  consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The  consummation  of  the  transactions  contemplated  by  this  Agreement  are  in the ordinary  course of business of the Trustee and will not result in the breach of any term or  provision of the  charter or by-laws of the  Trustee or result in the breach of any term or  provision  of, or conflict with or constitute a default under or result in the  acceleration of any obligation  under, any agreement, indenture  or loan or credit  agreement  or other  instrument  to which the  Trustee  or its  property  is subject, or result in the violation of any law, rule,  regulation,  order, judgment or decree to which the
         Trustee or its property is subject.

                  (iv)     There  is no  action,  suit,  proceeding  or  investigation  pending  or,  to  the  best knowledge of the Trustee,  threatened against the Trustee which,  either individually or in the aggregate, would  draw  into  question  the  validity  of this  Agreement  or of any  action  taken or to be taken in connection with the obligations of the Trustee  contemplated  herein, or which would materially impair the ability of the Trustee to perform under the terms of this Agreement.

                  Section 2.04      Assignment  of Interest in the Mortgage  Loan  Purchase  Agreement;  Depositor
Representations and Warranties.

                  (a)      The  Depositor  hereby  assigns to the Trustee all of its right,  title and  interest in the Mortgage  Loan  Purchase  Agreement,  including but not limited to the  representations  and  warranties of the
Seller set forth in Section 7 thereof.  The  obligations  of the Seller under the Mortgage Loan Purchase  Agreement to substitute or repurchase,  as applicable,  a Mortgage Loan as to which a  representation  set forth in Section 7 thereof is  breached  shall be the  Trustee's  and the  Certificateholders'  sole  remedy for such  breach.  At the request of the Certificate  Administrator,  the Depositor shall take such actions as may be necessary to enable the
Certificate  Administrator to enforce such  representations  and the obligations of the Seller with respect thereto and shall  execute such further  documents as the  Certificate  Administrator  may  reasonably  require in order to enable the Certificate Administrator to carry out such enforcement.

                                                             49

                  (b)      If the Depositor,  the Certificate  Administrator,  the Master Servicer, a Servicer,  or
the  Trustee  discovers  a breach of any of the  representations  and  warranties  set forth in the  Mortgage  Loan
Purchase   Agreement,   which  breach   materially   and   adversely   affects  the  value  of  the   interests  of
Certificateholders  or the  Trustee in the related  Mortgage  Loan,  the party  discovering  the breach  shall give prompt  written  notice of the breach to the other  parties  and the Seller.  Upon  receipt by the  Custodian  of a
Request for Release and by the Custodian or the applicable  Servicer of the applicable  Substitute  Mortgage Loans,
Repurchase  Prices,  or  Substitution  Adjustment  Amounts (as such terms are defined in the Mortgage Loan Purchase
Agreement)  from the Seller as provided in the Mortgage Loan Purchase  Agreement,  the Custodian and the applicable
Servicer  shall notify the Trustee,  the Custodian  shall release to the Seller the related  Mortgage File, and the
Trustee  shall  execute and deliver all  instruments  of  transfer  or  assignment  furnished  to it by the Seller, without recourse,  representation or warranty,  as are necessary to transfer to the Seller the Mortgage Loan or any property  acquired with respect  thereto.  The related  Servicer  shall amend the Mortgage Loan Schedule to reflect such  repurchase.  The Custodian  shall also amend its records to reflect such repurchase and shall promptly notify the Trustee,  the Master Servicer and the  Certificate  Administrator  of such amendment.  If the Seller delivers a
Substitute  Mortgage  Loan, the Custodian  shall examine the Mortgage File for any Substitute  Mortgage Loan in the
manner set forth in Section 2.02(a).

                  (c)      The Depositor makes the following  representations  and warranties to the parties hereto as to the  Mortgage  Loans on which the Trustee is deemed to have relied in  acquiring  the  Mortgage  Loans.  Such representations  and  warranties  speak as of the Closing Date,  but shall survive  until the  termination  of this
Agreement.  Such representations and warranties shall not be waived by any of the parties to this Agreement:

                  (i)      This  Agreement  creates a valid and  continuing  security  interest  (as defined in the
         Uniform  Commercial Code as in force in the relevant  jurisdiction)  in the Mortgage Loans in favor of the
         Trustee,  which  security  interest is prior to all other  liens,  and is  enforceable  as such as against creditors of and purchasers from the Depositor.

                  (ii)     The  Mortgage  Loans  constitute   "instruments"  within  the  meaning  of  the  Uniform
         Commercial Code as in force in the relevant jurisdiction.

                  (iii)    The  Depositor  owns and has good and  marketable  title to the Mortgage  Loans free and clear of any lien, claim or encumbrance of any Person.

                  (iv)     The  Depositor  has received all  consents  and  approvals  required by the terms of the
         Mortgage Loans to the sale of the Mortgage Loans hereunder to the Trustee.

                  (v)      The  Depositor  has  caused or will have  caused,  within  ten days,  the  filing of all appropriate  financing  statements  in the proper  filing office in the  appropriate  jurisdictions  under applicable  law in order to perfect the  security  interest in the Mortgage  Loans  granted to the Trustee hereunder.

                                                             50

                  (vi)     Other than the  security  interest  granted to the Trustee  pursuant to this  Agreement, the Depositor has not pledged,  assigned,  sold, granted a security interest in, or otherwise conveyed any of the Mortgage  Loans.  The Depositor has not  authorized the filing of and is not aware of any financing statements  against the Depositor  that include a description  of collateral  covering the Mortgage  Loans other than any financing  statement  relating to the security interest granted to the Trustee hereunder or that has been terminated.  Debtor is not aware of any judgment or tax lien filings against it.

                  (vii)    The  Custodian  has in its  possession  all original  copies of the Mortgage  Notes that constitute or evidence the Mortgage  Loans.  The Mortgage  Notes that  constitute or evidence the Mortgage
         Loans do not have any marks or notations  indicating  that they have been  pledged,  assigned or otherwise conveyed to any Person other than the  Trustee.  All  financing  statements  filed or to be filed  against the  Depositor in favor of the Trustee in  connection  herewith  describing  the Mortgage  Loans contain a statement to the following  effect:  "A purchase of or security  interest in any  collateral  described in this  financing  statement  will violate the rights of the secured  party as more fully  described in, and subject to the terms of, the related transaction documents."

                  (d)      The Depositor  hereby  covenants to maintain the perfection and priority of the security interest of the Trustee created by this Agreement.

                  Section 2.05      Intent of Parties and Protection of Title.

                  (a)      It is the  express  intent of the  Depositor  and the Trustee  that the  transfer of the
Mortgage  Loans by the  Depositor to the Trustee  pursuant to Section  2.01(a) be, and be construed as, an absolute sale of the Mortgage  Loans.  It is,  further,  not the  intention of such parties that such transfer be deemed the grant of a security  interest  in the  Mortgage  Loans by the  Depositor  to the  Trustee to secure a debt or other obligation of the Depositor.  However, in the event that,  notwithstanding the intent of the parties,  the Mortgage
Loans are held to be the property of the  Depositor,  or if for any other  reason this  Agreement is held or deemed to create a security  interest  in the  Mortgage  Loans,  then:  (1) this  Agreement  shall  constitute  a security agreement,  and (2) the transfer of the Mortgage  Loans  provided  for in Section  2.01(a)  shall be deemed to be a grant by the  Depositor to the Trustee of, and the  Depositor  hereby  grants to the Trustee,  to secure all of the
Depositor's  obligations  hereunder,  a security  interest in all of the Depositor's  right,  title,  and interest, whether now owned or hereafter  acquired,  in and to (i) the Mortgage  Loans,  (ii) all  accounts,  chattel  paper, deposit accounts,  documents,  general  intangibles,  goods,  instruments,  investment  property,  letter-of-credit rights,  letters of credit,  money, and oil, gas, and other minerals,  consisting of, arising from, or relating to, any of the foregoing; and (iii) all proceeds of the foregoing.

                  (b)      The Depositor shall file such financing  statements,  and the Depositor,  the Servicers, and the Trustee (or the  Certificate  Administrator  on behalf of the Trustee) at the  direction  of the  Depositor shall, to the extent  consistent  with this Agreement,  take such other actions as may be necessary to ensure that, if this Agreement were found to create a security  interest in the Mortgage Loans,  such security interest would be a perfected  security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of the  Agreement.  In  connection  herewith,  the Trustee  shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

                                                             51

                  (c)      It is the express intent of the parties  hereto that the transfer of the  Uncertificated
Lower-Tier  Regular  Interests by the Depositor to the Trustee  pursuant to this Agreement be, and be construed as, an absolute sale of the  Uncertificated  Lower-Tier  Regular  Interests.  It is, further,  not the intention of the parties that such  transfer be deemed the grant of a security  interest in the  Uncertificated  Lower-Tier  Regular
Interests by the Depositor to the Trustee to secure a debt or other  obligation of the Depositor.  However,  in the event that,  notwithstanding  the intent of the parties,  the Uncertificated  Lower-Tier Regular Interests are held to be the  property  of the  Depositor,  or if for any other  reason this  Agreement  is held or deemed to create a security interest in the Uncertificated  Lower-Tier Regular Interests,  then: (1) this Agreement shall constitute a security  agreement,  and (2) the transfer of the Uncertificated  Lower-Tier Regular Interests provided for in this
Agreement  shall be deemed to be a grant by the  Depositor to the Trustee of, and the  Depositor  hereby  grants to the  Trustee,  to  secure  all  of  the  Depositor's  obligations  hereunder,  a  security  interest  in all of the
Depositor's right, title, and interest,  whether now owned or hereafter acquired,  in and to (i) the Uncertificated
Lower-Tier  Regular  Interests,  including  all rights  represented  thereby in and to the  Mortgage  Loans and the proceeds thereof,  (ii) all accounts,  chattel paper,  deposit accounts,  documents,  general  intangibles,  goods, instruments,  investment  property,  letter-of-credit  rights,  letters of credit,  money,  and oil, gas, and other minerals,  consisting  of,  arising  from,  or relating  to, any of the  foregoing;  and (iii) all  proceeds of the foregoing.

                  (d)      The Depositor shall file such financing  statements,  and the Depositor,  the Servicers, and the Trustee (or the  Certificate  Administrator  on behalf of the Trustee) at the  direction  of the  Depositor shall, to the extent  consistent  with this Agreement,  take such other actions as may be necessary to ensure that, if this Agreement were found to create a security  interest in the  Uncertificated  Lower-Tier  Regular  Interests,
such security  interest would be a perfected  security  interest of first priority under applicable law and will be maintained as such  throughout the term of the  Agreement.  In connection  herewith,  the Trustee shall have all of the  rights  and  remedies  of a  secured  party  under the  Uniform  Commercial  Code as in force in the  relevant jurisdiction.

                                                             52

                  Section 2.06      Designation  of Interests in the REMIC.  The Depositor  hereby  designates  the
Classes of Class A Certificates  (other than the Class 1-A-R  Certificates) and the Classes of Class B Certificates
as classes  of  "regular  interests"  and  Component  II of the Class  1-A-R  Certificates  as the single  class of
"residual  interest"  in the  Upper-Tier  REMIC  for the  purposes  of Code  Sections  860G(a)(1)  and  860G(a)(2), respectively.  The Depositor hereby further designates each  Uncertificated  Lower-Tier Regular Interest as classes of "regular  interests" and Component I of the Class 1-A-R Certificates as the single class of "residual  interest"
in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

                  Section 2.07      Designation  of Start-up  Day.  The Closing  Date is hereby  designated  as the
"start-up day" of each of the Upper-Tier  REMIC and  Lower-Tier  REMIC within the meaning of Section  860G(a)(9) of the Code.

                  Section 2.08      REMIC  Certificate  Maturity  Date.  Solely for purposes of satisfying  Section
1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is March 1, 2037 (the "REMIC Certificate Maturity Date").

                  Section 2.09      Receipt of Trust Estate;  Execution and Delivery of  Certificates.  The Trustee
acknowledges the issuance of and hereby declares that it holds the  Uncertificated  Lower-Tier Regular Interests on behalf of the  Upper-Tier  REMIC and the  Certificateholders,  and  acknowledges  receipt of the Mortgage Loans and
Uncertificated  Lower-Tier Regular  Interests,  together with all other assets included in the definition of "Trust
Estate."  The  Certificate  Administrator  has  executed  and  delivered  to or upon  the  order  of the  Depositor
Certificates in authorized  denominations  which,  together with the  Uncertificated  Lower-Tier Regular Interests, evidence ownership of the entire Trust Estate.

                                                             53

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

                  Section 3.01      Servicers   to   Service   Mortgage   Loans.   For   and  on   behalf   of  the
Certificateholders,  National City (or any successor  Servicer  thereto)  shall service and administer the National
City Mortgage Loans,  Fifth Third (or any successor  Servicer thereto) shall service and administer the Fifth Third
Mortgage Loans,  SunTrust (or any successor  Servicer  thereto) shall service and administer the SunTrust  Mortgage
Loans,  and Wells Fargo (or any successor  Servicer  thereto) shall service and administer the Wells Fargo Mortgage
Loans, in each case in accordance with the terms of this Agreement,  the Customary Servicing Procedures  applicable to such  Servicer,  all  applicable  requirements  of the Servicing  Criteria,  applicable law and the terms of the related  Mortgage Notes and Mortgages.  In connection with such servicing and  administration,  each Servicer shall have full power and  authority,  acting alone and/or  through  Subservicers  as provided in Section  3.02, to do or cause to be done any and all things that it may deem  necessary or desirable in connection  with such servicing and administration  including,  but not  limited  to,  the power and  authority,  subject to the terms  hereof,  (a) to execute and deliver, on behalf of the Certificateholders  and the Trustee,  customary consents or waivers and other instruments  and documents,  (b) to consent,  with respect to the Mortgage  Loans it services,  to transfers of any
Mortgaged  Property and  assumptions of the Mortgage Notes and related  Mortgages (but only in the manner  provided in this Agreement),  (c) to collect any Insurance Proceeds and other Liquidation  Proceeds relating to the Mortgage
Loans it services,  and (d) to  effectuate  foreclosure  or other  conversion  of the  ownership  of the  Mortgaged
Property  securing any Mortgage Loan it services.  Each Servicer  shall  represent and protect the interests of the
Trust in the same manner as it protects  its own  interests  in mortgage  loans in its own  portfolio in any claim, proceeding  or  litigation  regarding  a  Mortgage  Loan and shall not make or permit any  modification,  waiver or amendment of any term of any Mortgage  Loan,  except as provided  pursuant to Section  3.21.  Without  limiting the generality of the  foregoing,  each  Servicer,  in its own name or in the name of any  Subservicer or the Depositor and the Trustee,  is hereby  authorized  and empowered by the  Depositor and the Trustee,  when the Servicer or any
Subservicer,  as the case may be, believes it appropriate in its reasonable  judgment,  to execute and deliver,  on behalf  of the  Trustee,  the  Depositor,  the  Certificateholders  or any of  them,  any  and all  instruments  of satisfaction or cancellation,  or of partial or full release or discharge,  and all other  comparable  instruments, with respect to the Mortgage Loans it services,  and with respect to the related Mortgaged  Properties held for the benefit of the  Certificateholders.  Each Servicer  shall  prepare and deliver to the Depositor  and/or the Trustee such  documents  requiring  execution and delivery by any or all of them as are necessary or  appropriate to enable such  Servicer to service and  administer  the Mortgage  Loans it services to the extent that such  Servicer is not permitted  to execute  and  deliver  such  documents  pursuant  to the  preceding  sentence.  Upon  receipt of such documents,  the Depositor  and/or the Trustee,  upon the direction of such Servicer,  shall  promptly  execute such documents and deliver them to such Servicer.

                  In  accordance  with the  standards of the preceding  paragraph,  each Servicer  shall advance or cause to be advanced  funds as necessary for the purpose of effecting the payment of taxes and  assessments  on the
Mortgaged  Properties  relating to the Mortgage Loans it services,  which Servicing  Advances shall be reimbursable in the first  instance  from related  collections  from the  Mortgagors  pursuant to Section  3.09,  and further as

                                                             54

provided in Section  3.11.  The costs,  if any,  incurred by a Servicer in effecting  the timely  payments of taxes and  assessments  on the  Mortgaged  Properties  and  related  insurance  premiums  shall not,  for the  purpose of calculating  monthly  distributions to the  Certificateholders,  be added to the Stated  Principal  Balances of the related  Mortgage Loans,  notwithstanding  that the terms of such Mortgage Loans so permit.  However,  advances for taxes may be capitalized in accordance with a loan modification pursuant to Section 3.21.

                  The  relationship  of each Servicer (and of any successor to such Servicer as servicer under this
Agreement) to the Trustee,  the Master Servicer,  the  Certificateholders  and the Certificate  Administrator under this  Agreement  is  intended  by the  parties  to be that of an  independent  contractor  and not  that of a joint venturer,  partner or agent.  In the event of any  conflict,  inconsistency  or  discrepancy  between any servicing provision of this  Agreement and any  servicing  provision of any  servicing  agreement  between the Seller and any
Servicer, the provisions of this Agreement shall control and be binding upon the Seller and such Servicer.

                  Section 3.02      Subservicing and Subcontracting; Enforcement of the Obligations of Servicers.

                  (a)      Each  Servicer may arrange for the  subservicing  of any Mortgage  Loan it services by a
Subservicer pursuant to a Subservicing  Agreement;  provided,  however, that such subservicing  arrangement and the terms of the related  Subservicing  Agreement  must  provide for the  servicing of such  Mortgage  Loan in a manner consistent  with  the  servicing  arrangements  contemplated  hereunder.  Notwithstanding  the  provisions  of  any
Subservicing  Agreement,  any of the provisions of this Agreement relating to agreements or arrangements  between a
Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise,  the related  Servicer shall remain obligated and liable to the Depositor,  the Trustee and the  Certificateholders  for the servicing and administration  of the Mortgage  Loans it services in  accordance  with the  provisions of this  Agreement  without diminution of such obligation or liability by virtue of such  Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer and to the same extent and under the same terms and conditions as if such
Servicer alone were servicing and  administering  those Mortgage Loans. All actions of each  Subservicer  performed pursuant to the related  Subservicing  Agreement shall be performed as agent of the related  Servicer with the same force and effect as if performed directly by such Servicer.

                  (b)      For  purposes of this  Agreement,  each  Servicer  shall be deemed to have  received any collections,  recoveries  or  payments  with  respect to the  Mortgage  Loans it  services  that are  received by a
Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

                  (c)      As part of its servicing  activities  hereunder,  each Servicer,  for the benefit of the
Trustee  and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each
Subservicer  engaged  by  such  Servicer  under  the  related  Subservicing  Agreement,  to  the  extent  that  the non-performance  of any such  obligation  would  have a  material  and  adverse  effect on a  Mortgage  Loan.  Such enforcement,  including,  without  limitation,  the  legal  prosecution  of  claims,  termination  of  Subservicing
Agreements and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as such  Servicer,  in its good faith  business  judgment,  would require were it the owner of the related  Mortgage  Loans.  Such Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery  resulting from such enforcement to the extent,  if any, that such recovery exceeds all amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

                                                             55

                  (d)      Any  Subservicing  Agreement  entered  into by a Servicer  shall  provide that it may be assumed or terminated by the Master Servicer,  if the Master Servicer has assumed the duties of a Servicer,  or any successor  Servicer,  at the Master  Servicer's or successor  Servicer's  option,  as  applicable,  without cost or obligation  to the  assuming  or  terminating  party  or the  Trust,  upon  the  assumption  by such  party  of the obligations of the Servicer  pursuant to Section 8.05.  Each Servicer shall be solely  responsible for any fees and expenses  payable  to any  Subservicer  in  connection  with the  assumption  or  termination  of any  Subservicing
Agreement.

                  Any  Subservicing  Agreement,  and any other  transactions  or services  relating to the Mortgage
Loans involving a Subservicer,  shall be deemed to be between the related Servicer and such Subservicer  alone, and the Trustee,  the Master Servicer,  the Certificate  Administrator and the  Certificateholders  shall not be deemed parties thereto and shall have no  obligations,  duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

                  (e)      A Servicer  shall not permit a  Subservicer  to perform any  servicing  responsibilities hereunder  with respect to the Mortgage  Loans unless that  Subservicer  first agrees in writing with such Servicer to deliver:

                           (i)      an  Item  1123  Certficate,   an  Assessment  of  Compliance,  an  Accountant's
         Attestation  and a Back-Up  Certification  in such manner and at such times that permits that  Servicer to comply with Sections 12.06, 12.07, 12.08 and 12.09 of this Agreement, respectively; and

                           (ii)     a  description  of (A)  any  litigation  or  governmental  proceedings  pending against such  Subservicer that are material to  Certificateholders,  (B) any affiliations or relationships between such  Subservicer  and any Servicer,  the Master  Servicer,  the  Certificate  Administrator,  the
         Custodian or the Trustee,  and (C) any litigation or  affiliations  described in clauses (A) or (B) above,
         respectively,   that  occur  or  arise   after  such   Subservicer   agrees  to  perform   any   servicing
         responsibilities  hereunder.  Each such  description  shall be delivered  to the related  Servicer in such manner and at such  times that  permits  the  Servicer  to comply  with  Sections  12.02 and 12.04 of this
         Agreement.

                  (f)      A Servicer shall not outsource one or more separate servicing  functions  hereunder with respect to the Mortgage  Loans to any  Subcontractor  unless that  Subcontractor  first agrees in writing with such
Servicer to deliver an Assessment of Compliance  and an  Accountant's  Attestation in such manner and at such times that permits that Servicer to comply with Sections 12.07 and 12.08 of this Agreement.

                                                             56

                  Section 3.03      Fidelity Bond; Errors and Omissions Insurance.

                  Each Servicer shall  maintain,  at its own expense,  and provide  evidence  thereof to the Master
Servicer upon request,  a blanket fidelity bond and an errors and omissions  insurance policy,  with broad coverage on all officers,  employees or other persons acting in any capacity requiring such persons to handle funds,  money, documents or papers  relating to the Mortgage Loans it services.  These  policies must insure the related  Servicer against losses  resulting from dishonest or fraudulent acts committed by such Servicer's  personnel,  any employees of outside firms that provide data  processing  services for such  Servicer,  and temporary  contract  employees or student  interns.  Such  fidelity  bond shall also protect and insure such  Servicer  against  losses in connection with the release or  satisfaction of a Mortgage Loan without having  obtained  payment in full of the  indebtedness secured  thereby.  No  provision  of this  Section  3.03  requiring  such  fidelity  bond and errors and  omissions insurance  shall  diminish or relieve a Servicer from its duties and  obligations  as set forth in this  Agreement.
The  minimum  coverage  under any such  bond and  insurance  policy  shall be at least  equal to the  corresponding amounts  required by FNMA in the FNMA  Servicing  Guide or by FHLMC in the FHLMC  Sellers' & Servicers'  Guide,  as
amended or restated  from time to time,  or in an amount as may be permitted  to the Servicer by express  waiver of
FNMA or FHLMC.

                  The Master Servicer shall  maintain,  at its own expense,  a blanket  fidelity bond and an errors and omissions  insurance policy,  affording coverage with respect to all directors,  officers,  employees and other
Persons  acting on the Master  Servicer's  behalf,  and covering  errors and  omissions in the  performance  of the
Master  Servicer's  obligations  hereunder.  The errors and omissions  insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers.

                  Section 3.04      Access to Certain Documentation.

                  The Master  Servicer and each  Servicer  shall  provide to the OTS and the FDIC and to comparable regulatory  authorities  supervising  Holders of Subordinate  Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other  authorities,  access to the documentation  required by applicable  regulations of the OTS and the FDIC with  respect to the Mortgage  Loans.  Such access shall be afforded  without  charge,  but only upon reasonable and prior written  request and during normal  business hours at the offices  designated by the
Master  Servicer  and each  Servicer.  Nothing  in this  Section  3.04  shall  limit the  obligation  of the Master
Servicer or a Servicer to observe any  applicable  law, and the failure of the Master  Servicer or such Servicer to provide  access as provided in this Section 3.04 as a result of such  obligation  shall not  constitute a breach of this Section 3.04.

                  Section 3.05      Maintenance of Primary Insurance Policy; Claims.

                  With  respect to each  Mortgage  Loan  which was  covered  by a Primary  Insurance  Policy on the
Cut-off Date,  or the date that such  Mortgage Loan is  transferred  to the Trustee,  the Servicer  servicing  such
Mortgage  Loan shall,  without any cost to the Trust  Estate,  maintain or cause the  Mortgagor to maintain in full force and effect a Primary  Insurance  Policy  insuring that portion of the Mortgage Loan in excess of a percentage in  conformity  with FNMA  requirements.  Each  Servicer  shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the  Loan-to-Value  Ratio of such Mortgage Loan is reduced to 80% or such other  Loan-to-Value  Ratio as may be required by law. If such Primary Insurance Policy is terminated,  the related
Servicer  shall obtain from another  insurer a comparable  replacement  policy,  with a total coverage equal to the remaining  coverage of such  terminated  Primary  Insurance  Policy.  If the  insurer  shall cease to be an insurer acceptable  to FNMA,  such Servicer  shall notify the Trustee in writing,  it being  understood  that such Servicer

                                                             57

shall not have any  responsibility  or liability for any failure to recover under the Primary  Insurance Policy for such  reason.  If the  related  Servicer  determines  that  recoveries  under  the  Primary  Insurance  Policy  are jeopardized  by the  financial  condition of the insurer,  such  Servicer  shall obtain from another  insurer which meets the  requirements  of this Section 3.05 a replacement  insurance  policy.  No Servicer  shall take any action that would result in  noncoverage  under any  applicable  Primary  Insurance  Policy of any loss that,  but for the actions of the  related  Servicer,  would have been  covered  thereunder.  In  connection  with any  assumption  or substitution  agreement,  the  related  Servicer  shall  promptly  notify the  insurer  under the  related  Primary
Insurance  Policy,  if any, of such  assumption or  substitution  of liability in accordance with the terms of such
Primary  Insurance  Policy and shall take all actions  which may be required by such  insurer as a condition to the continuation of coverage under such Primary  Insurance  Policy.  If such Primary  Insurance Policy is terminated as a result of such  assumption or  substitution  of  liability,  such  Servicer  shall obtain a  replacement  Primary
Insurance Policy as provided above.

                  In connection with its activities as servicer,  each Servicer  agrees to prepare and present,  on behalf of itself,  the  Trustee,  and the  Certificateholders,  claims to the insurer  under any Primary  Insurance
Policy in a timely fashion in accordance with the terms of such Primary  Insurance  Policy and, in this regard,  to take such  action as shall be  necessary  to permit  recovery  under any  Primary  Insurance  Policy  respecting  a
Defaulted Mortgage Loan.  Pursuant to Section  3.08(b)(iii),  any amounts collected by a Servicer under any Primary
Insurance Policy shall be deposited in the related Servicer  Custodial Account,  subject to withdrawal  pursuant to
Section 3.11.

                  Each  Servicer will comply with all  provisions  of applicable  state and federal law relating to the  cancellation of, or collection of premiums with respect to, Primary  Insurance  Policies,  including,  but not limited to, the provisions of the Homeowners  Protection Act of 1998, and all regulations  promulgated  thereunder, as amended from time to time.

                  Section 3.06      Rights of the Depositor and Others in Respect of the Servicers.

                  The  Depositor  may,  but is not  obligated  to,  enforce  the  obligations  of  either  Servicer hereunder and may, but is not obligated to, perform,  or cause a designee to perform,  any defaulted  obligation of a Servicer  hereunder  and in connection  with any such  defaulted  obligation to exercise the related  rights of a
Servicer  hereunder;  provided that no Servicer shall be relieved of any of its obligations  hereunder by virtue of such  performance  by the  Depositor or its  designee.  None of the Trustee,  the  Certificate  Administrator,  the
Master Servicer or the Depositor shall have any  responsibility  or liability for any action or failure to act by a
Servicer,  and the Trustee,  the  Certificate  Administrator  and the Depositor shall not be obligated to supervise the performance of a Servicer hereunder or otherwise.

                                                             58

                  Any  Subservicing  Agreement that may be entered into and any  transactions or services  relating to the  Mortgage  Loans  involving  a  Subservicer  in its  capacity  as such  shall be  deemed to be  between  the
Subservicer and the related Servicer alone,  and the Trustee,  the Certificate  Administrator,  the Master Servicer
and  Certificateholders  shall not be deemed parties thereto and shall have no  obligations,  duties or liabilities with  respect  to  the  Subservicer.  Each  Servicer  shall  be  solely  liable  for  all  fees  owed  by it to any
Subservicer,  irrespective of whether such Servicer's  compensation pursuant to this Agreement is sufficient to pay such fees.

                  Section 3.07      [Reserved].

                  Section 3.08      Collection of Mortgage Loan Payments; Servicer Custodial Accounts;  Collection
Account; Certificate Account; and Upper-Tier Certificate Account.

                  (a)      Each Servicer will proceed  diligently,  in accordance with this  Agreement,  to collect all  payments  due under  each of the  Mortgage  Loans it  services  when the same shall  become  due and  payable.
Further,  each Servicer will in accordance with all applicable law, the terms of the Mortgage Loans,  and Customary
Servicing  Procedures  applicable  thereto  ascertain and estimate taxes,  assessments,  fire and hazard  insurance premiums,  mortgage  insurance  premiums and all other charges with respect to the Mortgage Loans it services that, as  provided  in any  Mortgage,  will  become  due and  payable  to the end that the  installments  payable  by the
Mortgagors  will be  sufficient  to pay such charges as and when they become due and payable.  Consistent  with the foregoing,  each  Servicer may in its  discretion  (i) waive any late payment  charge or any  prepayment  charge or penalty  interest in  connection  with the  prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided,  however,  that such Servicer cannot  extend  the  maturity  of any such  Mortgage  Loan past the date on which the final  payment  is due on the latest  maturing  Mortgage Loan as of the Cut-Off Date. In the event of any such  arrangement,  such Servicer shall make Periodic  Advances on the related  Mortgage Loan in accordance  with the provisions of Section 3.20 during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements.  No Servicer shall be required to institute or join in litigation  with respect to collection  of any  payment  (whether  under a  Mortgage,  Mortgage  Note or  otherwise  or  against  any public or governmental  authority  with respect to a taking or  condemnation)  if it reasonably  believes that  enforcing the provision  of the  Mortgage or other  instrument  pursuant  to which such  payment is  required  is  prohibited  by applicable law.

                  (b)      Each  Servicer  shall  establish  and  maintain  a  Servicer  Custodial  Account.   Each
Servicer  shall  deposit or cause to be  deposited  into the related  Servicer  Custodial  Account,  within two (2)
Business  Days  of  receipt,  except  as  otherwise  specifically  provided  herein,  the  following  payments  and collections  remitted by the related  Subservicers or received by such Servicer in respect of the Mortgage Loans it services  subsequent  to the Cut-Off  Date (other than in respect of  principal  and  interest  due on the Mortgage
Loans on or before the Cut-Off Date) and the following  amounts required to be deposited  hereunder with respect to the Mortgage Loans it services:

                  (i)      all  payments  on  account of  principal  of the  Mortgage  Loans,  including  Principal
         Prepayments;

                                                             59

                  (ii)     all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

                  (iii)    (A)      all Insurance Proceeds and Liquidation Proceeds,  other than Insurance Proceeds to be (1) applied to the  restoration or repair of the Mortgaged  Property,  (2) released to the Mortgagor in accordance with Customary  Servicing  Procedures,  the terms of the Mortgage Loan, or applicable law or
         (3) required  to be  deposited  to an Escrow  Account  pursuant to Section  3.09(a) and (B) any  Insurance
         Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

                  (iv)     any amount  required to be deposited  by such  Servicer  pursuant to Section  3.08(d) in connection  with any losses on  Permitted  Investments  with  respect to the  related  Servicer  Custodial
         Account;

                  (v)      any amounts required to be deposited by such Servicer pursuant to Section 3.14;

                  (vi)     all  Repurchase  Prices,   all  Substitution   Adjustment  Amounts  and  all  Subsequent
         Recoveries received by such Servicer;

                  (vii)    Periodic  Advances  made by such  Servicer  pursuant to Section 3.20 and any payments of
         Compensating Interest; and

                  (viii)   any other amounts required to be deposited hereunder.

                  The foregoing  requirements for deposits to a Servicer  Custodial Account by the related Servicer shall be  exclusive,  it being  understood  and agreed that,  without  limiting the  generality  of the  foregoing, payments in the nature of prepayment  penalties,  late payment charges or assumption  fees, if collected,  need not be deposited by such Servicer.  If a Servicer shall deposit in the related  Servicer  Custodial  Account any amount not required to be  deposited,  it may at any time  withdraw or direct the  institution  maintaining  such Servicer
Custodial  Account to withdraw  such amount from such  Servicer  Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  A Servicer  Custodial  Account may contain funds that belong to one or more trust funds created for mortgage  pass-through  certificates of other series and may contain other funds respecting payments on mortgage  loans  belonging to such  Servicer or serviced by such  Servicer on behalf of others;  provided that such commingling  of funds shall not be permitted at any time during which (i) Fitch's senior  long-term  unsecured debt rating  of such  Servicer  is  below  "A" or (ii)  Fitch's  short-term  rating  of such  Servicer  is  below  "F1."
Notwithstanding  such commingling of funds,  each Servicer shall keep records that accurately  reflect the funds on deposit in the related  Servicer  Custodial  Account that have been  identified by it as being  attributable to the
Mortgage Loans it services.  Each Servicer shall maintain  adequate  records with respect to all  withdrawals  made pursuant to this Section 3.08.  All funds  required to be deposited in a Servicer  Custodial  Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

                  (c)      [Reserved].

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                  (d)      Each  institution at which a Servicer  Custodial  Account is maintained shall invest the funds  therein as directed in writing by the related  Servicer in  Permitted  Investments,  which shall  mature not later than the Business Day next preceding the related  Remittance  Date (except that if such Permitted  Investment is an obligation of the institution  that maintains such account,  then such Permitted  Investment shall mature not later than such Remittance  Date),  and shall not be sold or disposed of prior to its maturity.  All such Permitted
Investments  shall be made in the name of the  Trustee,  for the benefit of the  Certificateholders.  All income or gain (net of any losses)  realized  from any such  investment of funds on deposit in a Servicer  Custodial  Account shall be for the benefit of the related  Servicer as servicing  compensation and shall be retained by it monthly as provided  herein.  The  amount of any  losses  realized  in a  Servicer  Custodial  Account  in respect of any such investments shall promptly be deposited by the related Servicer in such Servicer Custodial Account.

                  (e)      Each Servicer shall give prior notice to the Master  Servicer of any proposed  change of the location of the related  Servicer  Custodial  Account  maintained by such Servicer.  The creation of a Servicer
Custodial  Account shall be evidenced by a certification  substantially  in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Master Servicer.

                  (f)      The Master  Servicer  shall  establish and maintain in the name of the Trustee,  for the benefit of the  Certificateholders,  the  Collection  Account  as a  segregated  trust  account  or  accounts.  The
Collection  Account shall be an Eligible Account.  The Master Servicer will deposit in the Collection  Account,  as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

                           (i)      Any amounts withdrawn from a Servicer Custodial Account;

                           (ii)     Any Periodic  Advances made by the Master Servicer pursuant to Section 3.20 and any payments of Compensating Interest;

                           (iii)    Any Insurance  Proceeds or  Liquidation  Proceeds which were not deposited in a
         Servicer Custodial Account;

                           (iv)     The  Repurchase  Price with  respect to any  Mortgage  Loans  purchased  by the
         Seller pursuant to the Mortgage Loan Purchase  Agreement or by the Depositor  pursuant to Sections 2.02 or
         2.04 hereof and Substitution  Adjustment Amounts received by the Master Servicer,  any and all proceeds of any Mortgage  Loans or property  acquired  with  respect  thereto  repurchased  by U.S.  Bank  pursuant to
         Section 10.01;

                           (v)      Any amounts  required to be deposited  with respect to losses on investments of deposits in the Collection Account; and

                           (vi)     Any other amounts  received by or on behalf of the Master Servicer and required to be deposited in the Collection Account pursuant to this Agreement.

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                  (g)      The  Collection  Account  may  contain  funds  that  belong to one or more  trust  funds created for mortgage  pass-through  certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master  Servicer or serviced by the Master  Servicer on behalf of others;  provided that such commingling of funds shall not be permitted at any time during which Fitch's senior  long-term  unsecured debt rating of the Master Servicer is below "A" or (ii) Fitch's  short-term  rating of the Master Servicer is below
"F1."  Notwithstanding  such  commingling  of funds,  the  Master  Servicer  shall  keep  records  that  accurately reflect the funds on deposit in the Collection  Account that have been  identified by it as being  attributable  to the amounts  deposited to the Collection  Account  pursuant to this  Agreement.  The Master Servicer shall maintain adequate  records with respect to all  withdrawals  made  pursuant to this Section 3.08.  All funds  required to be deposited  in the  Collection  Account  shall  be held in  trust  for the  Certificateholders  until  withdrawn  in accordance with Section 3.11.

                  (h)      The  Collection  Account  shall be held by the Master  Servicer.  The amount at any time credited to the Collection  Account may remain uninvested or may be invested,  in the name of the Trustee,  for the benefit of the  Certificateholders,  in Permitted  Investments  as directed by the Master  Servicer.  All Permitted
Investments  shall mature or be subject to redemption or withdrawal on or before,  and shall be held until, (i) the next  succeeding  Distribution  Date if the obligor for such  Permitted  Investment  is the  institution  acting as
Master  Servicer or if such  Permitted  Investment is a money market mutual fund the advisor of which is the Master
Servicer or an Affiliate  thereof or (ii) if such obligor is any other  Person,  the  Business Day  preceding  such
Distribution  Date.  All income or gain (net of any losses)  realized from any such  investment of funds on deposit in the Collection  Account shall be for the benefit of the Master  Servicer as master  servicing  compensation  and shall be retained by it monthly as provided  herein.  The amount of any losses  realized in the Collection  Account in respect of any such investments shall promptly be deposited by the Master Servicer in the Collection Account.

                  (i)      The Certificate  Administrator  shall establish and maintain in the name of the Trustee, for the benefit of the  Certificateholders,  the  Certificate  Account as a segregated  trust  account or accounts.
The  Certificate  Account  shall  be an  Eligible  Account.  The  Certificate  Administrator  will  deposit  in the
Certificate  Account,  as  identified  by  the  Certificate  Administrator  and  as  received  by  the  Certificate
Administrator, the following amounts:

                           (i)      Any  amounts  withdrawn  from  the  Collection   Account  pursuant  to  Section
         3.11(b)(vii);

                           (ii)     Any amounts  required to be deposited  with respect to losses on investments of deposits in the Certificate Account; and

                           (iii)    Any other  amounts  received by or on behalf of the  Certificate  Administrator and required to be deposited in the Certificate Account pursuant to this Agreement.

                  (j)      All  amounts  deposited  to the  Certificate  Account  shall be held by the  Certificate
Administrator  in the name of the Trustee in trust for the benefit of the  Certificateholders  in  accordance  with the terms and provisions of this Agreement.

                  (k)      The  Certificate  Account shall  constitute a trust  account of the Trust  segregated on the books of the  Certificate  Administrator  and held by the Certificate  Administrator  in trust in its Corporate
Trust  Office.  The  Certificate  Account  shall be an  Eligible  Account.  The amount at any time  credited to the
Certificate  Account may remain uninvested or may be invested,  in the name of the Trustee,  for the benefit of the

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Certificateholders,  in  Permitted  Investments  as  directed  by  the  Certificate  Administrator.  All  Permitted
Investments  shall mature or be subject to redemption or withdrawal on or before,  and shall be held until, (i) the
Distribution  Date on which such amounts are to  withdrawn  and paid to the  Certificateholders  if the obligor for such Permitted  Investment is the institution acting as Certificate  Administrator or if such Permitted  Investment is a money market  mutual fund the advisor of which is the  Certificate  Administrator  or an Affiliate  thereof or
(ii) if such obligor is any other Person,  the Business Day preceding  such  Distribution  Date. All income or gain
(net of any losses)  realized from any such investment of funds on deposit in the Certificate  Account shall be for the  benefit of the  Certificate  Administrator  as  compensation  and shall be  retained by it monthly as provided herein.  The amount of any losses  realized in the  Certificate  Account in respect of any such  investments  shall promptly be deposited by the Certificate Administrator in the Certificate Account.

                  (l)      The Certificate  Administrator  shall establish and maintain the Upper-Tier  Certificate
Account (which may be a sub-account of the Certificate  Account).  On each  Distribution Date (other than the Final
Distribution  Date, if such Final  Distribution  Date is in  connection  with a purchase of the assets of the Trust
Estate by the Depositor),  the Certificate  Administrator shall, from funds available on deposit in the Certificate
Account,  deposit, in immediately available funds, by wire transfer or otherwise,  into the Upper-Tier  Certificate
Account, the Lower-Tier Distribution Amount.

                  Section 3.09      Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

                  (a)      To the extent  required by the related  Mortgage  Note and not violative of current law, each  Servicer  shall  segregate  and hold all funds  collected  and received  pursuant to each Mortgage Loan which constitute  Escrow  Payments in trust  separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts  (collectively,  the "Escrow  Accounts"),  in each case titled  "[Insert name of  Servicer],  in trust for  registered  holders of Wachovia  Mortgage Loan Trust,  LLC
Mortgage  Pass-Through  Certificates,  Series  2007-A  and  various  Mortgagors."  Each  Escrow  Account  shall  be established  with a commercial  bank, a savings bank or a savings and loan  association  that meets the  guidelines set forth by FNMA or FHLMC as an eligible  institution  for escrow  accounts and which is a member of the Automated
Clearing House.  In any case,  each Escrow Account shall be insured by the FDIC to the fullest extent  permitted by law. Each  Servicer  shall deposit in the  appropriate  Escrow  Account  within two (2) Business  Days,  and retain therein:  (i) all Escrow  Payments  collected  on account of the  Mortgage  Loans,  (ii) all  amounts  representing proceeds  of any  hazard  insurance  policy  which are to be applied to the  restoration  or repair of any  related
Mortgaged  Property and (iii) all amounts  representing  proceeds of any Primary Insurance  Policy.  Nothing herein shall  require a Servicer to compel a Mortgagor to establish an Escrow  Account in violation of  applicable  law or the terms of the related Mortgage Loan.

                  (b)      Withdrawals of amounts so collected  from the Escrow  Accounts may be made by a Servicer only (i) to effect timely payment of taxes,  assessments,  mortgage insurance  premiums,  fire and hazard insurance premiums,  condominium or PUD association  dues, or comparable items  constituting  Escrow Payments for the related
Mortgage,  (ii) to  reimburse the Servicer out of related Escrow  Payments made with respect to a Mortgage Loan for

                                                             63

any  Servicing  Advance  made by the Servicer  pursuant to Section  3.09(c)  with  respect to such  Mortgage  Loan,
(iii) to  refund to any Mortgagor any sums  determined  to be overages,  (iv) for transfer to a Servicer  Custodial
Account upon default of a Mortgagor or in accordance  with the terms of the related  Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged  Property,  (vi) to pay to the Mortgagor,
to the extent  required by law or the terms of the Mortgage Loan,  any interest paid on the funds  deposited in the applicable  Escrow Account,  (vii) to pay to itself any interest earned on funds deposited in the applicable Escrow
Accounts  (and not required to be paid to the  Mortgagor),  (viii) to the extent  permitted  under the terms of the related  Mortgage Note and applicable  law, to pay late fees with respect to any Monthly  Payment which is received after the applicable grace period,  (ix) to withdraw  suspense  payments that are deposited into an Escrow Account,
(x) to withdraw  any amounts  inadvertently  deposited  in and Escrow  Account or (xi) to clear and  terminate  any
Escrow Account upon the  termination of this Agreement in accordance  with Section 10.01.  Any Escrow Account shall not be a part of the Trust Estate.

                  (c)      With respect to each  Mortgage  Loan,  each Servicer  shall  maintain  accurate  records reflecting  the status of taxes,  assessments  and other  charges which are or may become a lien upon the Mortgaged
Property  and the  status of  Primary  Insurance  Policy  premiums  and fire and hazard  insurance  coverage.  Each
Servicer shall obtain,  from time to time, all bills for the payment of such charges  (including  renewal premiums)
and shall effect payment  thereof prior to the applicable  penalty or  termination  date and at a time  appropriate for securing  maximum  discounts  allowable,  employing  for such purpose  deposits of the  Mortgagor in the Escrow
Account,  if any, which shall have been estimated and  accumulated by such Servicer in amounts  sufficient for such purposes,  as allowed  under the terms of the Mortgage  Loan.  To the extent that a Mortgage  Loan does not provide for Escrow  Payments,  such Servicer  shall  determine  whether any such payments are made by the  Mortgagor.  Each
Servicer assumes full  responsibility  for the timely payment of all such bills and shall effect timely payments of all such bills  irrespective of each Mortgagor's  faithful  performance in the payment of same or the making of the
Escrow  Payments.  Each Servicer  shall advance any such payments that are not timely paid, but each Servicer shall be  required so to advance  only to the extent  that such  Servicing  Advances,  in the good faith  judgment of the related  Servicer,  will be  recoverable  by such  Servicer  out of  Insurance  Proceeds,  Liquidation  Proceeds or
otherwise.

                  Section 3.10      Access to Certain Documentation and Information Regarding the Mortgage Loans.

                  Each Servicer shall afford the Master Servicer and the Trustee  reasonable  access to all records and  documentation  in its  possession  regarding  the  Mortgage  Loans it  services  and all  accounts,  insurance information and other matters  relating to this  Agreement,  such access being afforded  without  charge,  but only upon reasonable request and during normal business hours at the office designated by each Servicer.

                  Upon reasonable advance notice in writing,  each Servicer will provide to each  Certificateholder which is a savings and loan  association,  bank or  insurance  company  certain  reports and  reasonable  access to
information   and   documentation   regarding   the  Mortgage   Loans  it  services   sufficient   to  permit  such
Certificateholder  to comply with applicable  regulations of the OTS or other  regulatory  authorities with respect to investment  in the  Certificates;  provided  that each Servicer  shall be entitled to be reimbursed by each such
Certificateholder for actual expenses incurred by such Servicer in providing such reports and access.

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                  Section 3.11      Permitted  Withdrawals  from  the  Servicer  Custodial  Accounts,  Collection
Account, Certificate Account and Upper-Tier Certificate Account.

                  (a)      Each  Servicer  may  from  time to time  make  withdrawals  from  the  related  Servicer
Custodial Account, for the following purposes:

                  (i)      to pay to  such  Servicer  (to  the  extent  not  previously  retained),  the  servicing compensation  to  which  it is  entitled  pursuant  to  Section  3.17,  and to pay to  such  Servicer,  as additional servicing  compensation,  earnings on or investment income with respect to funds in or credited to such Servicer Custodial Account;

                  (ii)     to  reimburse  such  Servicer  for  unreimbursed  Advances  made by it,  such  right  of reimbursement  pursuant to this clause (ii) being limited to amounts  received on the Mortgage  Loan(s) in respect of which any such Advance was made;

                  (iii)    to  reimburse  such  Servicer  for any  Nonrecoverable  Advance  previously  made or any
         Advances capitalized in accordance with Section 3.21(c);

                  (iv)     to reimburse such Servicer for Insured Expenses from the related Insurance Proceeds;

                  (v)      to pay to the  purchaser,  with respect to each  Mortgage  Loan or REO Property that has been  purchased  pursuant to Section 2.02 or 2.04,  all amounts  received  thereon  after the date of such purchase;

                  (vi)     [Reserved];

                  (vii)    to reimburse  such  Servicer or the  Depositor  for expenses  incurred by either of them and reimbursable pursuant to Section 7.03;

                  (viii)   to withdraw any amount  deposited in such  Servicer  Custodial  Account and not required to be deposited therein;

                  (ix)     to remit to the Master  Servicer on each  Remittance  Date (i) all  amounts  credited to such Servicer  Custodial  Account as of the close of business on the related  Determination  Date,  net of charges against or withdrawals  from such Servicer  Custodial  Account  pursuant to this Section  3.11(a), and excluding any Principal  Prepayments  received  after the end of the preceding  calendar  month,  plus
         (ii) to the extent not already deposited in such Servicer  Custodial  Account,  all Compensating  Interest
         and  Periodic  Advances,  if any,  for such  Distribution  Date which the  Servicer is  obligated to remit pursuant  to  Sections  3.17 and 3.20,  respectively,  minus  (iii) any  amounts  attributable  to Monthly
         Payments in respect of a Due Date or Due Dates  subsequent  to the  related  Due Date for such  Remittance
         Date; and

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                  (x)      to clear  and  terminate  such  Servicer  Custodial  Account  upon  termination  of this
         Agreement pursuant to Section 10.01.

                  Each  Servicer  shall keep and  maintain  separate  accounting  records,  on a  Mortgage  Loan by
Mortgage Loan basis,  for the purpose of justifying  any withdrawal  from the related  Servicer  Custodial  Account pursuant to clauses (i), (ii),  (iv) and (v). Prior to making any withdrawal  from the Servicer  Custodial  Account pursuant to clause  (iii),  each  Servicer  shall  deliver to the Master  Servicer an  Officer's  Certificate  of a
Servicing  Officer   indicating  the  amount  of  any  previous  Advance  determined  by  such  Servicer  to  be  a
Nonrecoverable  Advance  and  identifying  the  related  Mortgage  Loan(s)  and their  respective  portions of such
Nonrecoverable Advance.

                  With respect to any  remittance  received by the Master  Servicer  after the  Remittance  Date on which such  remittance was due, the  applicable  Servicer  shall pay to the Master  Servicer  interest on such late payment  at an  annual  rate  equal  to the  prime  rate,  adjusted  as of the  date of each  change,  plus two (2)
percentage  points,  but in no event greater than the maximum  amount  permitted by  applicable  law. Such interest shall be deposited in the related  Servicer  Custodial  Account by the  applicable  Servicer for  remittance to the
Master  Servicer  on the date such  late  payment  is made and  shall  cover  the  period  commencing  with the day following  such  Remittance  Date and  ending  with the day on which  such  payment is made,  both  inclusive.  The payment by a Servicer  of any such  interest  shall not be deemed an  extension  of time for payment or a waiver of any Event of Default by the Master Servicer or the Certificate Administrator.

                  (b)      The Master Servicer may from time to time make withdrawals  from the Collection  Account for the following purposes:

                  (i)      to reimburse  the Master  Servicer for  unreimbursed  Advances made by it, such right of reimbursement  pursuant to this clause (i) being  limited to amounts  received on the Mortgage  Loan(s) in respect of which any such Advance was made;

                  (ii)     to reimburse the Master Servicer for any  Nonrecoverable  Advance previously made or any
         Advances capitalized in accordance with Section 3.21(c);

                  (iii)    to  reimburse  the Master  Servicer  for Insured  Expenses  from the  related  Insurance
         Proceeds;

                  (iv)     to pay to the Master  Servicer as  compensation  earnings on or  investment  income with respect to funds in the Collection Account;

                  (v)      to reimburse the Trustee,  the Master  Servicer and the Certificate  Administrator  for,
         or to pay expenses  incurred by either such party which are  reimbursable  or payable  pursuant to Section
         3.01, 7.03, 7.05, 8.01, 9.07 or 9.11 of this Agreement;

                  (vi)     to withdraw  and return to the Master  Servicer any amount  deposited in the  Collection
         Account and not required to be deposited therein;

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                  (vii)    to remit to the  Certificate  Administrator  at or before 10:00 a.m.,  New York time, on each  Distribution  Date all amounts  credited to the  Collection  Account as of such  remittance,  net of charges against or withdrawals from the Collection Account pursuant to this Section 3.11(b); and

                  (viii)   to clear  and  terminate  the  Collection  Account  upon  termination  of the  Agreement pursuant to Section 10.01.

The Master Servicer shall keep and maintain a separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, and shall provide a copy to the Certificate  Administrator,  for the purpose of accounting for any  reimbursement  from the Collection Account pursuant to clauses (i) through (iii).

                  (c)      The  Certificate  Administrator  may  from  time  to  time  make  withdrawals  from  the
Certificate  Account  for  the  following  purposes:  (i) on  each  Distribution  Date,  to pay to the  Certificate
Administrator  the Certificate  Administrator Fee with respect to the Mortgage Loans in each Loan Group due on such
Distribution  Date, from the Pool Distribution  Amount,  and to pay to the Certificate  Administrator as additional compensation  earnings on or investment  income with respect to funds in the Certificate  Account,  if any, (ii) on each  Distribution  Date, to make  distributions to  Certificateholders  in the manner specified in this Agreement,
(iii) to withdraw and return to the Certificate  Administrator any amount deposited in the Certificate  Account and not required to be deposited therein;  and (ii) to clear and terminate the Certificate  Account upon termination of the Agreement pursuant to Section 10.01.

                  (d)      Notwithstanding  anything  herein to the  contrary,  the  Regular  Certificates  and the
Class  1-A-R  Certificates  shall  not  receive  distributions  directly  from  the  Certificate  Account.  On each
Distribution  Date,  funds on deposit in the Upper-Tier  Certificate  Account shall be used to make payments on the
Regular  Certificates  and the Class 1-A-R  Certificates  as provided in  Sections  5.01 and 5.02.  The  Upper-Tier
Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

                  Section 3.12      Maintenance of Hazard Insurance.

                  Each Servicer  shall cause to be maintained  for each Mortgage Loan it services,  fire and hazard insurance with extended coverage  customary in the area where the Mortgaged  Property is located in an amount which is at least equal to the lesser of (a) the full  insurable  value of the  Mortgaged  Property or (b) the greater of
(i) the  outstanding  principal  balance  owing on the  Mortgage  Loan and (ii) an amount such that the proceeds of such  insurance  shall be sufficient  to avoid the  application  to the Mortgagor or loss payee of any  coinsurance clause  under the policy.  If the  Mortgaged  Property  is in an area  identified  in the  Federal  Register by the
Federal  Emergency  Management  Agency as having  special  flood  hazards (and such flood  insurance  has been made available) the Servicer  servicing the related  Mortgage Loan will cause to be maintained a flood insurance  policy meeting the requirements of the current  guidelines of the Federal  Insurance  Administration  and the requirements of FNMA or FHLMC.  Each  Servicer  shall also  maintain on REO Property,  fire and hazard  insurance  with extended coverage in an amount which is at least equal to the maximum  insurable value of the improvements  which are a part of such property,  liability  insurance and, to the extent  required,  flood insurance in an amount required above.

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Any amounts  collected  by a Servicer  under any such  policies  (other than  amounts to be  deposited in an Escrow
Account and  applied to the  restoration  or repair of the  property  subject to the  related  Mortgage or property acquired in liquidation  of the Mortgage  Loan, or to be released to the Mortgagor in accordance  with the terms of the  Mortgage  Loan,  applicable  law, or  applicable  Customary  Servicing  Procedures)  shall be deposited in the related  Servicer  Custodial  Account,  subject to withdrawal  pursuant to Section  3.11(a).  It is understood  and agreed that no  earthquake  or other  additional  insurance  need be required  by a Servicer  of any  Mortgagor  or maintained on REO Property,  other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall require such additional  insurance.  All policies  required  hereunder shall be endorsed with standard  mortgagee  clauses  with loss  payable to the related  Servicer,  and shall  provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to such Servicer.

                  The  hazard  insurance  policies  for  each  Mortgage  Loan  secured  by a unit in a  condominium development  or planned unit  development  shall be  maintained  with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

                  Notwithstanding  the  foregoing,  each Servicer may maintain a blanket  policy  insuring  against hazard  losses on all of the  Mortgaged  Properties  relating  to the  Mortgage  Loans in lieu of  maintaining  the required  hazard  insurance  policies for each Mortgage  Loan and may maintain a blanket  policy  insuring  against special flood hazards in lieu of maintaining  any required  flood  insurance.  Any such blanket  policies shall (A)
be consistent with prudent  industry  standards,  (B) name the related Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate  unpaid principal  balance on the related Mortgage Loans without  co-insurance, and (D)  otherwise  comply with the  requirements  of this  Section  3.12.  Any such  blanket  policy may contain a deductible  clause;  provided  that if any  Mortgaged  Property  is not  covered  by a  separate  policy  otherwise complying  with this Section 3.12 and a loss occurs with respect to such  Mortgaged  Property which loss would have been covered by such a policy,  the related  Servicer shall deposit in the related Servicer  Custodial  Account the difference,  if any,  between the amount that would have been payable under a separate  policy  complying with this
Section 3.12 and the amount paid under such blanket policy.

                  Section 3.13      Enforcement of Due-On-Sale  Clauses.  Each Servicer shall, to the extent it has knowledge of any  conveyance  or  prospective  conveyance of any  Mortgaged  Property by any Mortgagor  (whether by absolute  conveyance or by contract of sale, and whether or not the Mortgagor  remains or is to remain liable under the Mortgage  Note and/or the  Mortgage),  exercise its rights to  accelerate  the maturity of such  Mortgage  Loan under the "due-on-sale"  clause, if any, applicable  thereto;  provided,  however,  that no Servicer shall exercise any such rights if prohibited by law from doing so.

                  Section 3.14      Realization Upon Defaulted Mortgage Loans; REO Property.

                  (a)      Each Servicer  shall use reasonable  efforts to foreclose  upon or otherwise  comparably convert the ownership of Mortgaged  Properties  securing  such of the Mortgage  Loans (but shall not sell or convey such Mortgage  Loan,  except as required  pursuant to Section 2.02,  2.04 or 10.01 of this  Agreement) as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent payments.  In connection  with such  foreclosure  or other  conversion,  each  Servicer  shall follow the Customary
Servicing  Procedures  applicable to it and shall meet the requirements of the insurer under any Required Insurance
Policy;  provided,  however,  that a Servicer may enter into a special  servicing  agreement  with an  unaffiliated
Holder  of 100%  Percentage  Interest  of a Class of  Class B  Certificates  or a holder  of a class of  securities

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representing   interests  in  the  Class B  Certificates  alone  or  together  with  other  subordinated   mortgage
pass-through  certificates,  but the  applicable  Servicer  will be required to continue  otherwise  to service the
Mortgage  Loans in  accordance  with the  provisions of this  Agreement.  Such  agreement  shall be subject to each
Rating Agency's  acknowledgment  that the ratings of the Certificates in effect  immediately  prior to the entering into such agreement  would not be qualified,  downgraded or withdrawn and the  Certificates  would not be placed on credit  review  status  (except for possible  upgrading)  as a result of such  agreement.  Any such  agreement  may contain  provisions  whereby  such  holder may  instruct  the related  Servicer  to  commence or delay  foreclosure proceedings  with respect to delinquent  Mortgage Loans and will contain  provisions for the deposit of cash by the holder that would be available for distribution to  Certificateholders  if Liquidation  Proceeds are less than they otherwise  may have been had such Servicer  acted in accordance  with its normal  procedures.  Notwithstanding  the foregoing,  no Servicer  shall be required to expend its own funds in connection  with any  foreclosure  or towards the restoration of any Mortgaged  Property unless it shall determine (i) that such restoration  and/or  foreclosure will increase the proceeds of liquidation of the Mortgage Loan after  reimbursement  to itself of such expenses and
(ii) that such  expenses  will be  recoverable  to it through  proceeds of the  liquidation  of the  Mortgage  Loan
(respecting  which it shall  have  priority  for  purposes  of  withdrawals  from the  related  Servicer  Custodial
Account).  Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

                  The  decision  of a Servicer to  foreclose  on a  Defaulted  Mortgage  Loan shall be subject to a determination  by such  Servicer  that the  proceeds of such  foreclosure  would  exceed the costs and  expenses of bringing such a proceeding.

                  With respect to any REO Property,  the deed or  certificate of sale shall be taken in the name of the Trustee for the benefit of the  Certificateholders,  or its nominee, on behalf of the  Certificateholders.  The
Trustee's  name shall be placed on the title to such REO Property  solely as the Trustee  hereunder  and not in its individual  capacity.  The Servicer  servicing  the related  Mortgage  Loan shall ensure that the title to such REO
Property  references  this  Agreement and the Trustee's  capacity  hereunder.  Pursuant to its efforts to sell such
REO Property,  such Servicer  shall either itself or through an agent  selected by the Servicer  manage,  conserve, protect and operate such REO Property in the same manner that it manages,  conserves,  protects and operates  other foreclosed  property for its own account and in the same manner that similar  property in the same  locality as the
REO Property is managed.  Incident to its conservation  and protection of the interests of the  Certificateholders, such  Servicer may rent the same, or any part  thereof,  as such  Servicer  deems to be in the best interest of the
Certificateholders  for the period prior to the sale of such REO  Property.  Each  Servicer  shall  prepare for and deliver to the  Certificate  Administrator  and the Trustee a statement  with respect to each REO Property that has been rented,  if any,  showing the aggregate  rental income  received and all expenses  incurred in connection with the  management  and  maintenance  of such REO  Property at such times as is  necessary  to enable the  Certificate

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Administrator  to comply with the  reporting  requirements  of the REMIC  Provisions;  provided,  however,  that no
Servicer  shall have a duty to rent any REO  Property on behalf of the Trust.  The net monthly  rental  income,  if any, from such REO Property shall be deposited in the related  Servicer  Custodial  Account no later than the close of business on each  Determination  Date. Each Servicer shall perform,  with respect to the Mortgage Loans, the tax reporting  and  withholding  required  by  Sections  1445 and 6050J of the Code with  respect to  foreclosures  and abandonments,  the tax  reporting  required  by Section  6050H of the Code with  respect to the receipt of mortgage interest  from  individuals  and, if required by Section  6050P of the Code,  with respect to the  cancellation  of indebtedness by certain financial entities,  by preparing such tax and information  returns as may be required,  in the form  required.  Each Servicer shall deliver copies of such reports to the  Certificate  Administrator  and the
Trustee.

                  The Trustee shall  furnish each Servicer with any powers of attorney and other  documents in form as provided to it necessary or appropriate  to enable such Servicer to service and administer the related  Mortgage
Loans and REO Property.

                  The Trustee shall execute and deliver to the related Servicer any court  pleadings,  requests for trustee's sale or other  documents  necessary or desirable in connection with (i) the foreclosure or trustee's sale with respect to a Mortgaged  Property;  (ii) any legal action brought to obtain  judgment  against any Mortgagor on the Mortgage Note or other security  instrument;  (iii) obtaining a deficiency  judgment against the Mortgagor;  or
(iv)  enforcing  any other  rights or remedies  provided  by the  Mortgage  Note or other  security  instrument  or otherwise available at law or equity.

                  The income earned from the management of any REO Properties,  net of  reimbursement to a Servicer for expenses  incurred  (including  any  property or other taxes) in  connection  with such  management  and net of unreimbursed  Servicing  Fees,  Periodic  Advances and Servicing  Advances  applicable to such  Servicer,  shall be applied to the payment of  principal  of and  interest  on the related  Defaulted  Mortgage  Loans  (solely for the purposes of  allocating  principal  and  interest,  interest  shall be treated as accruing as though such  Mortgage
Loans were still  current),  and all such  income  shall be  deemed,  for all  purposes  in this  Agreement,  to be payments on account of  principal  and  interest  on the related  Mortgage  Notes and shall be  deposited  into the related Servicer  Custodial  Account.  To the extent the net income received during any calendar month is in excess of the amount  attributable to amortizing  principal and accrued interest at the related Mortgage  Interest Rate on the related  Mortgage Loan for such calendar month,  such excess shall be considered to be a partial  prepayment of principal of the related Mortgage Loan.

                  The  proceeds  from  any  liquidation  of a  Mortgage  Loan,  as well as any  income  from an REO
Property,  will be applied in the following  order of priority:  first,  to reimburse the Servicer  servicing  such
Mortgage  Loan for any related  unreimbursed  Servicing  Advances and Servicing  Fees;  second,  to reimburse  such
Servicer for any unreimbursed  Periodic  Advances and to reimburse the related Servicer  Custodial  Account for any
Nonrecoverable  Advances (or portions  thereof) that were previously  withdrawn by the Servicer pursuant to Section
3.11(a)(ii)  that  related to such  Mortgage  Loan;  third,  to  reimburse  the Master  Servicer,  the  Certificate
Administrator  and the Trustee for any amounts incurred by them in connection with such Mortgage Loan;  fourth,  to accrued and unpaid  interest (to the extent no Periodic  Advance has been made for such amount or any such Periodic
Advance has been  reimbursed)  on the Mortgage Loan or related REO Property,  at the Mortgage  Interest Rate to the
Due Date occurring in the month in which such amounts are required to be  distributed;  and fifth, as a recovery of principal of the Mortgage Loan.  Excess Proceeds,  if any, from the liquidation of a Liquidated  Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.17.

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                  (b)      When a Mortgage  Loan becomes a Defaulted  Mortgage  Loan,  the related  Servicer  shall promptly notify the Master Servicer and the Certificate Administrator of such occurrence.

                  Section 3.15      Custodian to  Cooperate;  Release of Mortgage  Files.  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer  servicing  such Mortgage Loan of a notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  such  Servicer will (and if the Servicer does not, the Master  Servicer may)  immediately  notify the Custodian by  delivering,  or causing to be delivered,  two copies (one of which will be returned to such  Servicer  with the  Mortgage  File) of a Request for Release  (which may be delivered in an electronic  format  acceptable to the  Custodian  and such  Servicer).  Upon receipt of such request,  the Custodian  shall within seven Business Days release the related  Mortgage File to or at the direction of such Servicer.  The Trustee shall, at such Servicer's  written  direction,  execute and deliver to such Servicer the request for  reconveyance,  deed of  reconveyance  or release or  satisfaction  of mortgage or such  instrument releasing the lien of the Mortgage,  in each case provided by such  Servicer,  together with the Mortgage Note with written  evidence of cancellation  thereon.  If the Mortgage has been recorded in the name of MERS or its designee, such  Servicer  shall take all  necessary  action to reflect the release of the Mortgage on the records of MERS. To the extent  permitted by the terms of the Mortgage Loan and applicable  law,  expenses  incurred in connection with any instrument of  satisfaction  or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan,  including for such purpose  collection under any policy of flood insurance,  any fidelity bond or errors or omissions  policy,  or for the purposes of effecting a partial  release of any Mortgaged  Property from the lien of the Mortgage or the making of any  corrections  to the Mortgage  Note or the Mortgage or any of the other  documents  included in the Mortgage
File, the Custodian shall,  upon delivery to the Custodian of a Request for Release signed by a Servicing  Officer, release the Mortgage File within seven  Business Days to the Servicer  servicing  such Mortgage  Loan. The Servicer shall cause the Mortgage  File so released to be returned to the  Custodian  when the need therefor by the Servicer no longer  exists,  unless the Mortgage  Loan is liquidated  and the proceeds  thereof are deposited in the related
Servicer  Custodial  Account,  in which case such  Servicer  shall  deliver to the Custodian a Request for Release, signed by a Servicing Officer.

                  The  Trustee  shall  execute  and  deliver  to each  Servicer  any powers of  attorney  and other documents  prepared by such Servicer that are reasonably  necessary or appropriate to enable such Servicer to carry out its  servicing  and  administrative  duties  under  this  Agreement,  upon the  request  of such  Servicer.  In addition,  upon  prepayment  in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, each Servicer is authorized to give, as  attorney-in-fact  for the Trustee and the mortgagee under the Mortgage,  an instrument of  satisfaction  (or  Assignment of Mortgage  without  recourse)  regarding the
Mortgaged  Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage,  as the case may be, shall be delivered to the Person  entitled  thereto  against receipt of the prepayment in full. If

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the Mortgage is registered in the name of MERS or its designee,  such Servicer  shall take all necessary  action to reflect the release on the records of MERS.  Such  Servicer  may deliver or cause to be  delivered  to the Trustee, for signature,  as appropriate,  any court pleadings,  requests for trustee's sale or other documents  necessary to effectuate any  foreclosure or any legal action  brought to obtain  judgment  against the Mortgagor on the Mortgage
Note or the  Mortgage or to obtain a  deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage Note or the Mortgage otherwise available at law or in equity.

                  Section 3.16      Documents,  Records  and  Funds  in  Possession  of the  Master  Servicer  and
Servicers to be Held for the Trustee.

                  Each Servicer  shall  transmit to the Custodian  all  documents and  instruments  in respect of a
Mortgage  Loan  coming  into the  possession  of such  Servicer  from time to time and shall  account  fully to the
Certificate  Administrator  and the  Trustee  for any  funds  received  by such  Servicer  or which  otherwise  are collected by such  Servicer as  Liquidation  Proceeds or Insurance  Proceeds in respect of any Mortgage  Loan.  The documents  constituting  the servicing  file shall be held by the Servicer  servicing the related  Mortgage Loan as custodian  and bailee for the  Trustee.  All  Mortgage  Files and funds  collected or held by, or under the control of, a Servicer in respect of any Mortgage  Loans,  whether from the  collection of principal and interest  payments or from  Liquidation  Proceeds,  including  but not  limited  to,  any funds on  deposit  in the  related  Servicer
Custodial  Account,  shall be held by such  Servicer  for and on behalf of the  Trustee and shall be and remain the sole and  exclusive  property  of the  Trustee,  subject  to the  applicable  provisions  of this  Agreement.  Each
Servicer also agrees that it shall not knowingly  create,  incur or subject any Mortgage File or any funds that are deposited  in the  related  Servicer  Custodial  Account,  Collection  Account,  Certificate  Account or any Escrow
Account,  or any funds that  otherwise  are or may become due or  payable  to the  Trustee  for the  benefit of the
Certificateholders,  to  any  claim,  lien,  security  interest,  judgment,  levy,  writ  of  attachment  or  other encumbrance  created by such Servicer,  or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection  with, a Mortgage Loan,  except,  however,  that each
Servicer  shall be entitled to set off against  and deduct from any such funds any amounts  that are  properly  due and payable to such Servicer under this Agreement.

                  Section 3.17      Servicing and Master Servicing Compensation.

                  Each  Servicer  shall be  entitled  out of each  payment of interest  (or  portion  thereof) on a
Mortgage  Loan it services to retain or withdraw  from the related  Servicer  Custodial  Account an amount equal to the Servicing Fee for such Distribution Date.

                  Additional  servicing  compensation  in  the  form  of  Excess  Proceeds,  prepayment  penalties, assumption  fees,  late  payment  charges  and all  income  and  gain net of any  losses  realized  from  Permitted
Investments  and all other  customary and  ancillary  income and fees shall be retained by a Servicer to the extent not  required  to be  deposited  in the related  Servicer  Custodial  Account  pursuant  to Section  3.08(b).  Each
Servicer  shall be  required  to pay all  expenses  incurred  by it in  connection  with its  servicing  activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

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                  Notwithstanding  the  foregoing,  with  respect  to  the  payment  of  the  Servicing  Fee on any
Distribution  Date,  the aggregate  Servicing Fee for a Servicer for such  Distribution  Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the  Prepayment  Interest  Shortfall for such  Distribution
Date relating to the Mortgage  Loans it services and (b)  one-twelfth of 0.250% of the aggregate  Stated  Principal
Balance of such Mortgage  Loans for such  Distribution  Date in the case of the Mortgage Loans serviced by National
City,  one-twelfth  of  0.375%  of the  aggregate  Stated  Principal  Balance  of  such  Mortgage  Loans  for  such
Distribution  Date in the case of the  Mortgage  Loans  serviced  by Fifth  Third,  one-twelfth  of  0.375%  of the aggregate Stated Principal  Balance of such Mortgage Loans for such  Distribution  Date in the case of the Mortgage
Loans serviced by SunTrust,  and one-twelfth of 0.250% of the aggregate Stated  Principal  Balance of such Mortgage
Loans for such  Distribution  Date in the case of the Mortgage Loans  serviced by Wells Fargo (any such  reduction,
"Compensating  Interest").  To the  extent  the  Servicers  fail to pay  Compensating  Interest  in  respect of any
Distribution  Date, the Master  Servicer shall deposit into the Collection  Account the amount of any  Compensating
Interest  remaining unpaid by the Servicers on any Distribution  Date up to the amount of the compensation  payable to the Master Servicer on such Distribution Date pursuant to this Agreement.

                  The Master  Servicer  will be entitled to all income and gain  realized  from any  investment  of funds in the Collection  Account,  pursuant to Section 3.08, for the performance of its activities  hereunder.  The
Master Servicer shall be required to pay all expenses  incurred by it in connection  with its activities  hereunder and shall not be entitled to reimbursement therefor except as otherwise provided in this Agreement.

                  Section 3.18      [Reserved].

                  Section 3.19      [Reserved].

                  Section 3.20      Advances.

                  Each Servicer shall  determine on or before each Servicer  Advance Date whether it is required to make a Periodic  Advance  pursuant to the  definition  thereof.  If a Servicer  determines it is required to make a
Periodic  Advance,  it shall, on or before the Servicer Advance Date,  either (a) deposit into the related Servicer
Custodial  Account an amount equal to the Advance and/or (b) make an appropriate  entry in its records  relating to the related Servicer  Custodial  Account that any portion of the Amount Held for Future  Distribution  with respect to a Loan Group in such Servicer  Custodial  Account has been used by such Servicer in discharge of its  obligation to make any such  Periodic  Advance on a Mortgage  Loan in such Loan Group.  Any funds so applied shall be replaced by such  Servicer  by deposit  in such  Servicer  Custodial  Account  no later  than the close of  business  on the
Business Day preceding the next Servicer  Advance Date.  Each Servicer shall be entitled to be reimbursed  from the
Servicer  Custodial  Account for all  Advances of its own funds made  pursuant to this  Section 3.20 as provided in
Section  3.11(a).  The obligation to make Periodic  Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan.

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                  Each  Servicer  shall  deliver to the Master  Servicer on the related  Servicer  Advance  Date an
Officer's  Certificate of a Servicing Officer  indicating the amount of any proposed Periodic Advance determined by such  Servicer to be a  Nonrecoverable  Advance.  Notwithstanding  anything to the contrary,  no Servicer  shall be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

                  If the  Monthly  Payment on a  Mortgage  Loan that was due on a related  Due Date is  delinquent, other than as a result of application  of the Relief Act, and the amount of the Periodic  Advance which the related
Servicer was required to make  pursuant to this Section 3.20 exceeds the amount  delivered by such  Servicer to the
Master  Servicer for deposit in the Collection  Account,  then an Event of Default shall have occurred with respect to such  Servicer.  The Master  Servicer,  in its capacity as successor  Servicer,  or another  successor  Servicer appointed by the Master Servicer  hereunder will deposit in the Collection  Account not later than the Business Day immediately  preceding the related  Distribution Date an amount equal to such deficiency,  net of the Servicing Fee for such Mortgage Loan, except to the extent the Master Servicer or other successor  Servicer,  as the case may be, determines  that any such advance,  if made,  would be a  Nonrecoverable  Advance.  Subject to the  foregoing,  the
Master Servicer or other successor  Servicer,  as the case may be, shall continue to make such advances through the date that the  related  Servicer  is  required  to do so under  this  Agreement.  If the Master  Servicer  or other successor  Servicer,  as the case may be, deems an advance to be a Nonrecoverable  Advance,  on the second Business
Day prior to the related  Distribution  Date, the Master Servicer or such other successor Servicer shall present an
Officer's  Certificate  to the  Certificate  Administrator  (i)  stating  that the  Master  Servicer  or such other successor  Servicer  elects not to make a  Periodic  Advance in a stated  amount and (ii)  detailing  the reason it deems the advance to be a Nonrecoverable Advance.

                  Section 3.21      Modifications, Waivers, Amendments and Consents.

                  (a)      Except as provided in Section  3.08(a) and this Section  3.21,  no Servicer  shall agree to enter into,  or shall  enter  into,  any  modification,  waiver,  forbearance  or  amendment  of any term of any
Mortgage Loan, unless such Mortgage Loan is a Defaulted  Mortgage Loan. All  modifications,  waivers,  forbearances or amendments of any Defaulted  Mortgage Loan shall be in writing and shall be consistent with Customary  Servicing
Procedures.

                  (b)      The related  Servicer  may, with respect to any Defaulted  Mortgage  Loan,  agree to any modification,  waiver,  forbearance,  or amendment of any term of such Defaulted  Mortgage Loan without the consent of the  Depositor,  the  Trustee,  the  Certificate  Administrator,  the  Master  Servicer,  the  Custodian  or any
Certificateholder;  provided,  however,  that no  Servicer  shall agree to enter  into,  or shall  enter into,  any modification,  waiver,  forbearance  or amendment of any  Defaulted  Mortgage  Loan if such  modification,  waiver, forbearance, or amendment would:

                  (i)      affect  the amount or timing of any  related  payment of  principal,  interest  or other amount payable thereunder; or

                  (ii)     in such Servicer's  judgment,  materially  impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon;

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unless,  in either case,  such  modification,  waiver,  forbearance or amendment is, in such  Servicer's  judgment, reasonably  likely to produce a greater  recovery  with  respect  to such  Mortgage  Loan than  would  liquidation.
Subject to the applicable  Customary  Servicing  Procedures,  the related  Servicer may permit a forbearance  for a
Mortgage Loan which such Servicer has been advised would default if such forbearance is not granted.

                  (c)      Any  payment  of  interest  which is  deferred  pursuant  to any  modification,  waiver, forbearance  or amendment  permitted  hereunder  shall not, for purposes  hereof,  including,  without  limitation, calculating monthly  distributions to  Certificateholders,  be added to the unpaid principal balance of the related
Mortgage Loan,  notwithstanding  that the terms of such Mortgage Loan or such modification,  waiver or amendment so permit.  However, interest may be capitalized in accordance with a loan modification pursuant to Section 3.21(b).

                  (d)      The related  Servicer  may, to the extent  permitted by  applicable  law or the terms of the Mortgage Loan, as a condition to granting any request by a Mortgagor for consent,  modification,  or amendment, the granting of which is within such  Servicer's  discretion  pursuant to the Mortgage Loan and is permitted by the terms of this Agreement,  require that such Mortgagor pay to such Servicer,  as additional servicing  compensation, a reasonable or customary fee for the  additional  services  performed in  connection  with such request,  together with any related costs and expenses  incurred by such Servicer,  which amount shall be retained by such Servicer as additional servicing compensation.

                  (e)      Each Servicer shall notify the Certificate  Administrator  and the Master  Servicer,  in
writing,  of any  modification or amendment of any term of any Mortgage Loan it services and the date thereof,  and shall deliver to the Custodian for deposit in the related  Mortgage File, an original  counterpart of the agreement relating to such  modification  or amendment,  promptly (and in any event within ten Business  Days)  following the execution thereof;  provided,  however, that if any such modification or amendment is required by applicable law to be  recorded,  such  Servicer  (i) shall  deliver to the  Custodian a copy  thereof  and (ii) shall  deliver to the
Custodian such document,  with evidence of notification  upon receipt thereof from the public recording  office, if applicable.  Such Servicer  shall send a copy of any such  notification  to the Master  Servicer  promptly upon its receipt thereof.

                  Section 3.22      [Reserved].

                  Section 3.23      [Reserved].

                  Section 3.24      Master Servicer.

                  The Master  Servicer  shall have no duties  (express or otherwise)  except as expressly set forth herein.  The Master Servicer shall  supervise,  monitor and oversee the obligations of the Servicers to service and administer  their  respective  Mortgage  Loans in accordance  with the terms of this  Agreement and shall have full power and  authority to do any and all things which it may deem  necessary  or  desirable in  connection  with such master servicing and administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner  consistent with Accepted Master  Servicing  Practices.  Furthermore,  the Master Servicer shall oversee and consult  with  each  Servicer  as  necessary  from  time to time to carry  out the  Master  Servicer's  obligations

                                                             75

hereunder,  shall  receive,  review and  evaluate all reports,  information  and other data  provided to the Master
Servicer by each  Servicer  and shall cause each  Servicer to perform and observe the  covenants,  obligations  and conditions  to be  performed  or  observed  by such  Servicer  under  this  Agreement.  The Master  Servicer  shall independently  and separately  monitor each Servicer's  servicing  activities with respect to each related Mortgage
Loan,  reconcile  the results of such  monitoring  with such  information  provided in the  previous  sentence on a monthly basis and coordinate  corrective  adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected  information,  the Master Servicer shall provide such  information to the Certificate
Administrator  by the 15th  calendar  day of each  month  as shall be  necessary  in order  for it to  prepare  the statements  specified in Section 5.04, and prepare any other  information  and statements  required to be forwarded by the  Master  Servicer  hereunder.  The  Master  Servicer  shall  reconcile  the  results  of its  Mortgage  Loan monitoring with the actual remittances of the Servicers as reported to the Master Servicer.

                  Section 3.25      Monitoring of Servicers.

                  (a)      The  Master  Servicer  shall  be  responsible  for  reporting  to the  Trustee  and  the
Depositor the compliance by each Servicer with its duties under this  Agreement.  In the review of each  Servicer's activities,  the Master  Servicer may rely upon an  Officer's  Certificate  of the  Servicer  (or similar  document signed  by an  officer  of the  Servicer)  with  regard  to such  Servicer's  compliance  with  the  terms  of this
Agreement.  In the  event  that the  Master  Servicer,  in its  judgment,  determines  that a  Servicer  should  be terminated in accordance  with this  Agreement,  or that a notice  should be sent pursuant to this  Agreement  with respect to the  occurrence of an event that,  unless cured,  would  constitute  grounds for such  termination,  the
Master  Servicer  shall notify the  Depositor and the Trustee  thereof,  and the Master  Servicer  shall issue such notice or take such other action as it deems appropriate.

                  (b)      The Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall enforce the  obligations of each Servicer under this  Agreement,  and shall,  in the event that a Servicer fails to perform its  obligations  in accordance  with this  Agreement,  subject to the  preceding  paragraph and to Article
VIII,  terminate the rights and obligations of such Servicer  hereunder and act as servicer of the related Mortgage
Loans or appoint a successor Servicer;  provided,  however, it is understood and acknowledged by the parties hereto that there will be a period of  transition  (not to exceed 90 days) before the actual  servicing  functions  (other than the  advancing  function  required  by  Section  3.20  hereof)  can be  fully  transferred  to such  successor
Servicer.  Such  enforcement,  including,  without  limitation,  the legal  prosecution  of claims,  termination of servicing and the pursuit of other  appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage  Loans.  The Master  Servicer  shall pay the costs of such  enforcement  at its own  expense, except as set forth  below,  provided  that the Master  Servicer  shall not be required to  prosecute or defend any legal action except to the extent that the Master Servicer shall have received  reasonable  indemnity for its costs and expenses in pursuing such action.

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                  (c)      To the  extent  that the  costs and  expenses  of the  Master  Servicer  related  to any termination of a Servicer,  appointment of a successor  Servicer or the transfer and assumption of servicing by the
Master Servicer  (including,  without limitation,  (i) all legal costs and expenses and all due diligence costs and expenses  associated  with an evaluation of the  potential  termination  of the Servicer as a result of an event of default  by such  Servicer,  (ii) all costs and  expenses  associated  with the  complete  transfer  of  servicing, including,  but not limited to, all  servicing  files and all  servicing  data and the  completion,  correction  or manipulation  of such  servicing  data as may be  required  by the  successor  Servicer  to  correct  any errors or insufficiencies  in the servicing  data or otherwise to enable the successor  service to service the Mortgage Loans in  accordance  with this  Agreement  and (iii) all costs and  expenses  associated  with any  Errors or  Continued
Errors) are not fully and timely  reimbursed by the terminated  Servicer,  the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Collection Account.

                  (d)      The  Master  Servicer  shall  require  each  Servicer  to  comply  with  the  remittance requirements and other obligations set forth in this Agreement.

                  (e)      If the  Master  Servicer  acts  as  Servicer,  it  will  not  assume  liability  for the representations and warranties of the Servicer that it replaces.

                  (f)      Notwithstanding  anything  contained  herein to the contrary,  any  successor  Servicer, including  the  Master  Servicer  acting as  successor  Servicer,  is  authorized  to accept and rely on all of the accounting,  records  (including  computer  records) and work of the predecessor  Servicer  relating to the related
Mortgage Loans  (collectively,  the  "Predecessor  Servicer Work Product")  without any audit or other  examination thereof,  and the successor Servicer shall have no duty,  responsibility,  obligation or liability for the acts and omissions of any predecessor  Servicer.  If any error,  inaccuracy,  omission or incorrect or non-standard practice or procedure  (collectively,  "Errors")  exists in any  Predecessor  Servicer  Work Product and such Errors make it more difficult to service or should cause or contribute to the successor  Servicer  making or continuing any Errors
(collectively,  "Continued  Errors"),  the  successor  Servicer  shall  have  no duty or  responsibility  for  such
Continued  Errors.  In the event that the  successor  Servicer  becomes  aware of Errors or Continued  Errors,  the successor  Servicer shall use  commercially  reasonable  efforts to reconstruct  and reconcile such data to correct such  Errors and  Continued  Errors and to prevent  future  Continued  Errors.  The Master  Servicer  as  successor
Servicer shall be entitled to recover its costs thereby as transition  expenses in accordance  with Section 3.25(c)
hereof.

                  Section 3.26      Power to Act; Procedures.

                  The  Master  Servicer  shall  master  service  the  Mortgage  Loans and shall have full power and authority,  subject to the REMIC  Provisions and the provisions of Article X hereof,  to do any and all things that it may deem  necessary or desirable in  connection  with the master  servicing and  administration  of the Mortgage
Loans,  including  but not  limited  to the  power and  authority  (i) to  execute  and  deliver,  on behalf of the
Certificateholders  and the Trustee,  customary  consents or waivers and other  instruments and documents,  (ii) to consent to transfers  of any  Mortgaged  Property and  assumptions  of the  Mortgage  Notes and related  Mortgages,
(iii) to  collect any Insurance  Proceeds and  Liquidation  Proceeds,  and (iv) to effectuate  foreclosure or other conversion  of the  ownership of the  Mortgaged  Property  securing any Mortgage  Loan, in each case, in accordance with the provisions of this  Agreement;  provided,  however,  that the Master  Servicer shall not (and,  consistent with its  responsibilities  under Section 3.25,  shall not permit any Servicer to) and each Servicer agrees that it will not  knowingly  or  intentionally  take any action,  or fail to take (or fail to cause to be taken) any action reasonably  within its control and the scope of duties more  specifically  set forth herein,  that, under the REMIC
Provisions,  if taken or not  taken,  as the case may be,  would  cause the Trust to fail to  qualify as a REMIC or

                                                             77

result in the imposition of a tax upon the Trust  (including but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions to a REMIC set forth in Section 860G(d)
of the Code)  unless the Master  Servicer  has received an Opinion of Counsel (but not at the expense of the Master
Servicer)  to the effect that the  contemplated  action  would not cause the Trust to fail to qualify as a REMIC or result in the  imposition  of a tax upon the Trust.  The Trustee shall  furnish the Master  Servicer,  upon written request from a Servicing  Officer,  with any powers of attorney  empowering the Master  Servicer or any Servicer to execute and deliver  instruments of satisfaction or cancellation,  or of partial or full release or discharge,  and to foreclose  upon or  otherwise  liquidate  Mortgaged  Property,  and to appeal,  prosecute or defend in any court action  relating to the Mortgage  Loans or the Mortgaged  Property,  in  accordance  with this  Agreement,  and the
Trustee shall execute and deliver such other  documents,  as the Master Servicer may request,  to enable the Master
Servicer to master service and administer  the Mortgage Loans and carry out its duties  hereunder,  in each case in accordance  with Accepted  Master  Servicing  Practices  (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master  Servicer or any  Servicer).  If the Master  Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken  prohibit  such action if taken in the name of the Trustee or that the Trustee would be adversely  affected under the "doing  business" or tax laws of such  state if such  action is taken in its name,  the  Master  Servicer  shall  join  with the  Trustee  in the appointment  of a co-trustee  pursuant to Section 9.09 hereof.  In the  performance  of its duties  hereunder,  the
Master  Servicer shall be an independent  contractor and shall not,  except in those  instances  where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

                                                    ARTICLE IV

                                            SERVICER'S MONTHLY REPORTS

                  Section 4.01      Servicer's Monthly Reports.

                  On or prior to the 10th  calendar  day of each month (or, if such  calendar day is not a Business
Day, the  immediately  succeeding  Business Day),  each Servicer shall deliver to the Master  Servicer a Servicer's
Certificate  in substance and format  mutually  acceptable to each Servicer and the Master  Servicer  setting forth the  information  necessary  in order for the Master  Servicer  to perform  its  reporting  obligations  under this
Agreement.

                                                     ARTICLE V

                                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                                               REMIC ADMINISTRATION

                  Section 5.01      Distributions.  On each  Distribution  Date,  based  solely on the  information provided to the Certificate  Administrator by the Master Servicer and the Servicers, the Certificate  Administrator
shall  distribute out of the  Upper-Tier  Certificate  Account or the  Certificate  Account,  as applicable (to the extent funds are available  therein),  to each  Certificateholder  of record on the related Record Date (other than as  provided in  Section 10.01  respecting  the final  distribution)  by wire  transfer to the account at a bank or

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other  depository   institution  having  appropriate  wire  transfer  facilities   specified  in  writing  by  such
Certificateholder  to the  Certificate  Administrator  or, if no such prior written wire transfer  instruction  has been provided to the Certificate  Administrator,  by check mailed to such  Certificateholder  entitled to receive a distribution  on such  Distribution  Date at the address  appearing in the Certificate  Register,  or by such other
means  of  payment  as  such   Certificateholder   and  the  Certificate   Administrator  shall  agree  upon,  such
Certificateholder's  Percentage  Interest in the amount to which the related Class of  Certificates  is entitled in accordance with the priorities set forth below in Section 5.02.

                  None of the  Holders  of any Class of  Certificates,  the  Depositor,  the Master  Servicer,  the
Servicers,  the  Certificate  Administrator  or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

                  Section 5.02      Priorities of Distributions.

                  (a)      On each Distribution  Date, based solely on the information  provided to the Certificate
Administrator  by the Master  Servicer and the Servicers,  the  Certificate  Administrator  shall withdraw from the
Certificate  Account  (to the extent  funds are  available  therein)  (1) the  amounts  payable to the  Certificate
Administrator  pursuant  to  Section  3.11(c)(i)  and shall pay such  funds to the  Certificate  Administrator  and
(2) the Pool  Distribution  Amount for each Loan Group,  and shall apply such funds,  first,  to  distributions  in respect of the Uncertificated  Lower-Tier Regular Interests for deposit in the Upper-Tier  Certificate  Account, as specified  in this  Section  5.02(a)  and then from the  Upper-Tier  Certificate  Account to  distributions  on the
Certificates,  paying  priorities (i) through (ii) to each Group from the applicable Pool  Distribution  Amount and priorities  (iii) and (iv) from the  remaining  combined  Pool  Distribution  Amounts,  in the  following  order of priority and to the extent of such funds:

                  (i)      to each  Class of  Senior  Certificates  of such Loan  Group,  an  amount  allocable  to interest  equal to the  Interest  Distribution  Amount for such Class and any  shortfall  being  allocated among such Classes in  proportion to the amount of the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall;

                  (ii)     to the  Senior  Certificates  of a  Group,  in an  aggregate  amount  up to  the  Senior
         Principal  Distribution  Amount for such Group,  such  distribution  to be allocated among such Classes in accordance with Section 5.02(b);

                  (iii)    to each Class of  Subordinate  Certificates,  subject  to  paragraph  (d) below,  in the following order of priority:

                           (A)      to the Class B-1  Certificates,  an amount  allocable to interest  equal to the
                  Interest Distribution Amount for such Class for such Distribution Date;

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                           (B)      to the Class B-1  Certificates,  an amount  allocable to principal equal to its
                  Pro Rata Share for such Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (C)      to the Class B-2  Certificates,  an amount  allocable to interest  equal to the
                  Interest Distribution Amount for such Class for such Distribution Date;

                           (D)      to the Class B-2  Certificates,  an amount  allocable to principal equal to its
                  Pro Rata Share for such Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (E)      to the Class B-3  Certificates,  an amount  allocable to interest  equal to the
                  Interest Distribution Amount for such Class for such Distribution Date;

                           (F)      to the Class B-3  Certificates,  an amount  allocable to principal equal to its
                  Pro Rata Share for such Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (G)      to the Class B-4  Certificates,  an amount  allocable to interest  equal to the
                  Interest Distribution Amount for such Class for such Distribution Date;

                           (H)      to the Class B-4  Certificates,  an amount  allocable to principal equal to its
                  Pro Rata Share for such Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (I)      to the Class B-5  Certificates,  an amount  allocable to interest  equal to the
                  Interest Distribution Amount for such Class for such Distribution Date;

                           (J)      to the Class B-5  Certificates,  an amount  allocable to principal equal to its
                  Pro Rata Share for such Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (K)      to the Class B-6  Certificates,  an amount  allocable to interest  equal to the
                  Interest Distribution Amount for such Class for such Distribution Date; and

                           (L)      to the Class B-6  Certificates,  an amount  allocable to principal equal to its
                  Pro Rata Share for such Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero; and

                  (iv)     to the Holder of the Class 1-A-R  Certificates,  any amounts remaining in the Upper-Tier
         Certificate Account.

                  No Class of  Certificates  will be  entitled  to any  distributions  with  respect  to the amount payable  pursuant to clause (ii) of the definition of "Interest  Distribution  Amount" after its Class  Certificate
Balance has been reduced to zero.

                  All  distributions  in respect of the  Interest  Distribution  Amount for a Class will be applied first with  respect to the amount  payable  pursuant to clause (i) of the  definition  of "Interest  Distribution
Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

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         Distributions on the Uncertificated  Lower-Tier  Regular Interests.  On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the  Uncertificated  Lower-Tier  Regular  Interests,  the
Lower-Tier Distribution Amount in the amounts and with the priorities set forth in the definition thereof.

         Realized Losses shall be allocated among the  Uncertificated  Lower-Tier Regular Interests as specified in the definition of Lower-Tier Realized Losses.

         Subsequent  Recoveries shall be applied to the  Uncertificated  Lower-Tier  Regular  Interests in a manner analogous to the application of Realized Losses of the Uncertificated Lower-Tier Regular Interests.

         For federal  income tax purposes,  the  Pass-Through  Rate for the Class B-1,  Class B-2, Class B-3, Class
B-4, Class B-5 and Class B-6 Certificates  for any  Distribution  Date shall be expressed as a per annum rate equal to the weighted average of the Uncertificated  Pass-Through  Rates for Uncertificated  Lower-Tier Regular Interests
Y-1,  Y-2,  Y-3 and Y-4,  weighted,  for  each of the  foregoing  determinations,  on the  basis of the  respective
Uncertificated  Principal  Balance of each such  Uncertificated  Lower-Tier  Regular  Interest  (computed  to eight decimal places), immediately prior to such Distribution Date.

                  (b)      (i)      With respect to the Class A Certificates of Loan Group 1:

                  On each  Distribution  Date  prior to the  Senior  Credit  Support  Depletion  Date,  the  amount distributable  to the Related Group for Loan Group 1 pursuant to Section  5.02(a)(ii) for such  Distribution  Date, will be  distributed  based solely on the  information  contained in each  Servicer's  Certificate in the following order of priority:

                  first,  to the Class  1-A-R  Certificates  in  respect  of  Component  I thereof  until its Class
Certificate Balance has been reduced to zero;

                  second,  concurrently,  to the Class 1-A-1  Certificates  and the Class 1-A-2  Certificates,  pro
rata, until their Class Certificate Balances have been reduced to zero.

                  (ii)     With respect to the Class A Certificates of Loan Group 2:

                  On each  Distribution  Date  prior to the  Senior  Credit  Support  Depletion  Date,  the  amount distributable  to the Related Group for Loan Group 2 pursuant to Section  5.02(a)(ii) for such  Distribution  Date, will be distributed  to the Class 2-A-1  Certificates  and Class 2-A-2  Certificates,  pro rata,  until their Class
Certificate Balances have been reduced to zero.

                  (iii)    With respect to the Class A Certificates of Loan Group 3:

                  On each  Distribution  Date  prior to the  Senior  Credit  Support  Depletion  Date,  the  amount distributable  to the Related Group for Loan Group 3 pursuant to Section  5.02(a)(ii) for such  Distribution  Date, will be distributed  to the Class 3-A-1  Certificates  and Class 3-A-2  Certificates,  pro rata,  until their Class
Certificate Balances have been reduced to zero.

                                                             81

                  (iv)     With respect to the Class A Certificates of Loan Group 4:

                  On each  Distribution  Date  prior to the  Senior  Credit  Support  Depletion  Date,  the  amount distributable  to the Related Group for Loan Group 4 pursuant to Section  5.02(a)(ii) for such  Distribution  Date, will be distributed  to the Class 4-A-1  Certificates  and Class 4-A-2  Certificates,  pro rata,  until their Class
Certificate Balances have been reduced to zero.

                  (v)      Notwithstanding  the  foregoing,  on each  Distribution  Date prior to the Senior Credit
Support  Depletion Date but on or after the date on which the aggregate  Class  Certificate  Balance of the Class A
Certificates of a Group have been reduced to zero, amounts otherwise  distributable from the Unscheduled  Principal
Amounts for the Related Loan Group on the  Subordinate  Certificates  will be paid as  principal  to the  remaining classes of Class A  Certificates  in accordance  with the  priorities  set forth for the  applicable  Group in (i),
(ii), (iii) or (iv) above,  provided that on such  Distribution Date (a) the Aggregate  Subordinate  Percentage for
such  Distribution  Date is less than twice the initial  Aggregate  Subordinate  Percentage or (b) the  outstanding principal  balance of all Mortgage  Loans  (including,  for this purpose,  any Mortgage Loans in foreclosure or any
REO Property and any Mortgage  Loan for which the mortgagor  has filed for  bankruptcy)  delinquent 60 days or more
(averaged over the preceding  six-month period),  as a percentage of the aggregate Class Certificate Balance of the
Subordinate  Certificates,  is greater  than or equal to 50%.  If the Class A  Certificates  of two or more  Groups remain  outstanding,  the  distributions  described  above will be made to the Class A Certificates of such Groups, pro rata, in  proportion  to the  aggregate  Class  Certificate  Balance of the Class A  Certificates  of each such
Group.  In  addition,  if on any  Distribution  Date  the  aggregate  Class  Certificate  Balance  of the  Class  A
Certificates  of a Group is greater  than the Adjusted  Pool Amount of the related Loan Group (any such Group,  the
"Undercollateralized  Group"  and any  such  excess,  the  "Undercollateralized  Amount"),  all  amounts  otherwise distributable  as principal on the Subordinate  Certificates  pursuant to  5.02(a)(iii)(L),  (J), (H), (F), (D) and
(B), in that order,  will be paid as  principal to the Class A  Certificates  of the  Undercollateralized  Group in
accordance  with the priorities set forth for the applicable  Group above under (i), (ii),  (iii) or (iv) until the aggregate  Class  Certificate  Balance of the Class A  Certificates  of the  Undercollateralized  Group  equals the
Adjusted Pool Amount of the related Loan Group.  The amount of any Class Unpaid  Interest  Shortfalls  with respect to the  Undercollateralized  Group (including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the  Undercollateralized  Group prior to the  payment of any  Undercollateralized  Amount  from  amounts otherwise  distributable as principal on the Subordinate  Certificates  pursuant to Section  5.02(a)(iii)(L),  (J),
(H),  (F), (D) and (B), in that order:  such amount will be paid to such  Undercollateralized  Group in  accordance with  the  priorities  set  forth  in  Section  5.02(a)(i)  up to  their  Interest  Distribution  Amounts  for such
Distribution Date. If two or more Groups are  Undercollateralized  Groups,  the distributions  described above will be made,  pro rata, in proportion to the amount by which the  aggregate  Class  Certificate  Balance of the Class A
Certificates of each such Group exceeds the Adjusted Pool Amount of the related Loan Group.

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                  On each Distribution  Date on or after the Senior Credit Support Depletion Date,  notwithstanding the allocation  and priority set forth above,  the portion of the Pool  Distribution  Amount with respect to a Loan
Group  available  to be  distributed  as  principal  of the Class A  Certificates  of the  Related  Group  shall be distributed  concurrently,  as  principal,  on such  Classes,  pro  rata,  on the basis of their  respective  Class
Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

                  (c)      On each Distribution Date, Accrued  Certificate  Interest for each Class of Certificates for such  Distribution  Date  shall be reduced by such  Class's  pro rata  share,  based on such  Class's  Interest
Distribution  Amount for such  Distribution  Date,  without taking into account the allocation made by this Section
5.02(c), of (A) Non-Supported  Interest Shortfalls,  and (B) each Relief Act Reduction incurred during the calendar month  preceding the month of such  Distribution  Date.  In addition,  on each  Distribution  Date on and after the
Senior Credit Support Depletion Date,  Accrued  Certificate  Interest for each Class of Certificates  relating to a
Loan Group for such Distribution  Date also shall be reduced by such Class's pro rata share,  based on such Class's
Interest  Distribution  Amount for such Distribution  Date, without taking into account the allocation made by this
Section 5.02(c), of any Realized Loss on a Mortgage Loan in the Related Loan Group allocable to interest.

                  (d)      Notwithstanding the priority and allocation contained in Section  5.02(a)(iii),  if with respect  to any  Class of  Subordinate  Certificates  on any  Distribution  Date,  (i) the  aggregate  of the Class
Certificate Balances  immediately prior to such Distribution Date of all Classes of Subordinate  Certificates which have a higher  numerical Class  designation  than such Class,  divided by (ii) the aggregate Pool Stated  Principal
Balance for all Loan Groups  immediately prior to such  Distribution Date (the "Fractional  Interest") is less than the Original  Fractional  Interest for such Class,  no Unscheduled  Principal  Payments will be made to any Classes junior to such Class (the "Restricted  Classes") and the Class Certificate  Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the  Subordinate  Certificates  that are not Restricted  Classes.
Any funds remaining will be distributed in the order provided in Section 5.02(a)(iii).

                  Section 5.03      Allocation of Losses.

                  (a)      On or prior to the 10th  calendar  day of each month,  each  Servicer  shall  inform the
Master  Servicer in writing with respect to each  Mortgage  Loan it  services:  (1) whether any Realized  Loss is a
Deficient Valuation or a Debt Service Reduction,  (2) of the amount of such loss or Deficient Valuation,  or of the terms of such Debt Service  Reduction and (3) of the total amount of Realized  Losses.  The Master  Servicer  shall provide  such  information  to the  Certificate  Administrator  and,  based on such  information,  the  Certificate
Administrator  shall  determine  and  allocate  the total  amount of Realized  Losses  with  respect to the related
Distribution  Date.  Realized  Losses  shall  be  allocated  to  the  Certificates  by a  reduction  in  the  Class
Certificate Balances of the designated Classes pursuant to Section 5.03(b) below.

                  (b)      The  Class   Certificate   Balance  of  the  Class  of  Subordinate   Certificates  then
outstanding  with the  highest  numerical  Class  designation  shall be  reduced on each  Distribution  Date by the amount, if any, necessary such that the aggregate of the Class Certificate  Balances of all outstanding  Classes of
Certificates  (after  giving  effect  to the  amount to be  distributed  as a  distribution  of  principal  and the allocation  of Realized  Losses on such  Distribution  Date) equals the sum of the  Adjusted  Pool Amounts for such
Distribution Date.

                                                             83

                  After the Senior Credit  Support  Depletion  Date, the Class  Certificate  Balances of the Senior
Certificates of the Related Loan Group in the aggregate shall be reduced on each  Distribution  Date by the amount, if any, by which the aggregate of the Class  Certificate  Balances of all outstanding  Senior  Certificates of such
Related Loan Group (after  giving effect to the amount to be  distributed  as a  distribution  of principal and the allocation of Realized  Losses on the Mortgage Loans in the Related Loan Group on such  Distribution  Date) exceeds the Adjusted Pool Amount for such Loan Group and such Distribution Date.

                  Any such reduction  shall be allocated  among the Classes of Senior  Certificates  of the Related
Group pro rata based on the Class Certificate Balances immediately prior to such Distribution Date.

                  (c)      Any Realized  Loss  allocated to a Class of  Certificates  or any reduction in the Class
Certificate  Balance of a Class of  Certificates  pursuant to Section  5.03(b)  above shall be allocated  among the
Certificates of such Class pro rata in proportion to their respective Percentage Interests.

                  (d)      The  calculation  of  the  amount  to be  distributed  as  principal  to  any  Class  of
Certificates with respect to a Distribution Date (the "Calculated  Principal  Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided,  however,  that the actual distribution of principal to the Classes of  Certificates  shall be made  subsequent to the  allocation  of Realized  Losses for such  Distribution  Date. In the event that after the allocation of Realized  Losses for a  Distribution  Date, the
Calculated  Principal  Distribution for a Class of Subordinated  Certificates is greater than the Class Certificate
Balance of such Class,  the excess shall be  distributed  pro rata to the Classes of  Subordinate  Certificates  in accordance with their remaining Class Certificate Balances.

                  (e)      After the Senior Credit Support  Depletion Date, on any  Distribution  Date on which the
Class  1-A-2  Loss  Allocation  Amount is greater  than  zero,  the Class  Certificate  Balance of the Class  1-A-2
Certificates will be reduced by the Class 1-A-2 Loss Allocation Amount and,  notwithstanding  Section 5.03(b),  the
Class  Certificate  Balance of the Class 1-A-1  Certificates will not be reduced by the Class 1-A-2 Loss Allocation
Amount.  After the Senior Credit Support  Depletion  Date, on any  Distribution  Date on which the Class 2-A-2 Loss
Allocation  Amount is greater than zero,  the Class  Certificate  Balance of the Class 2-A-2  Certificates  will be reduced by the Class 2-A-2 Loss Allocation  Amount and,  notwithstanding  Section  5.03(b),  the Class  Certificate
Balances  of the Class 2-A-1  Certificates  will not be reduced by the Class 2-A-2 Loss  Allocation  Amount.  After the Senior  Credit  Support  Depletion  Date,  on any  Distribution  Date on which the Class 3-A-2 Loss  Allocation
Amount is greater than zero, the Class Certificate  Balance of the Class 3-A-2  Certificates will be reduced by the
Class 3-A-2 Loss Allocation  Amount and,  notwithstanding  Section 5.03(b),  the Class  Certificate  Balance of the
Class 3-A-1  Certificates  will not be reduced by the Class 3-A-2 Loss Allocation  Amount.  After the Senior Credit
Support  Depletion Date, on any Distribution  Date on which the Class 4-A-2 Loss Allocation  Amount is greater than zero,  the Class  Certificate  Balance of the Class  4-A-2  Certificates  will be  reduced by the Class  4-A-2 Loss
Allocation  Amount  and,  notwithstanding  Section  5.03(b),  the Class  Certificate  Balance  of the  Class  4-A-1
Certificates will not be reduced by the Class 4-A-2 Loss Allocation Amount.

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                  (f)      If, after taking into account any Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such Subsequent  Recoveries will be applied to increase the Class Certificate Balance of the Class of Certificates  with the highest payment priority to which Realized Losses have been allocated,  but not by more than the amount of Realized  Losses  previously  allocated to that Class of  Certificates  pursuant to this
Section 5.03.  The amount of any  remaining  Subsequent  Recoveries  will be applied to  sequentially  increase the
Class  Certificate  Balance of the  Certificates,  beginning with the Class of  Certificates  with the next highest payment  priority,  up to the  amount of such  Realized  Losses  previously  allocated  to such Class or Classes of
Certificates  pursuant to this Section 5.03.  Holders of such  Certificates will not be entitled to any payments in respect of  current  interest  on the amount of such  increases  for any  Interest  Accrual  Period  preceding  the
Distribution  Date on which such increase  occurs.  Any such  increases  shall be applied to the Class  Certificate
Balance of each Certificate of such Class in accordance with its respective Fractional Interest.

                  (g)      Notwithstanding  any other provision of this Section 5.03, no Class Certificate  Balance of a Class  will be  increased  on any  Distribution  Date such that the Class  Certificate  Balance  of such Class exceeds its Initial  Class  Certificate  Balance less all  distributions  of principal  previously  distributed  in respect of such Class on prior Distribution Dates.

                  Section 5.04      Statements to Certificateholders.

                  (a)      Prior  to the  Distribution  Date in each  month,  based  solely  upon  the  information provided to the Certificate  Administrator by the Master Servicer and on each Servicer's  Certificate  delivered to the Master  Servicer  pursuant to Section 4.01, the  Certificate  Administrator  shall prepare and make available a statement as to the distributions to be made on such  Distribution  Date containing the following  information with respect to such Distribution Date:

                  (i)      the date of such  Distribution  Date and the  Determination  Date for such  Distribution
         Date;

                  (ii)     for each Class, the applicable Record Date and Interest Accrual Period;

                  (iii)    for each Loan Group,  the amount  allocable to  principal,  separately  identifying  the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (iv)     for each Loan  Group,  the amount  allocable  to  interest,  any Class  Unpaid  Interest
         Shortfall  included in such  distribution  and any remaining Class Unpaid Interest  Shortfall after giving effect to such distribution;

                  (v)      if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds  available  therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

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                  (vi)     the Class Certificate  Balance of each Class of Certificates  after giving effect to the distribution of principal on such Distribution Date;

                  (vii)    for each Loan Group,  the Pool Stated Principal  Balance for the following  Distribution
         Date;

                  (viii)   for each Group, the Senior  Percentage and the Subordinate  Percentage for the following
         Distribution Date and the Total Senior Percentage and Aggregate  Subordinate  Percentage for the following
         Distribution Date;

                  (ix)     the amount of the  Servicing  Fee paid to or retained by each  Servicer  with respect to each Loan Group and such Distribution Date;

                  (x)      the  amount  of  the   Certificate   Administrator   Fee  retained  by  the  Certificate
         Administrator with respect to such Distribution Date;

                  (xi)     the  Pass-Through  Rate for  each  such  Class  of  Certificates  with  respect  to such
         Distribution Date;

                  (xii)    for each Loan Group,  the amount of Periodic  Advances  included in the  distribution on such  Distribution  Date and the  aggregate  amount of Periodic  Advances  outstanding  as of the close of business on such  Distribution  Date and the amount of Periodic  Advances  reimbursed  since the  previous
         Distribution Date;

                  (xiii)   the amount of  Servicing  Advances  made since the  previous  Distribution  Date and the aggregate amount of Servicing Advances outstanding as of the close of business on such Distribution Date;

                  (xiv)    the number and aggregate  Stated  Principal  Balance of the Mortgage Loans,  the Net WAC
         for each Loan Group,  the  weighted  average  remaining  term to maturity  of the  Mortgage  Loans and the cumulative  amount  of  Principal  Prepayments,  each as of the close of  business  on the last day of the calendar month preceding such Distribution Date;

                  (xv)     for each Loan Group,  the number and aggregate  principal  amounts of Mortgage Loans (A)
         delinquent  (exclusive of Mortgage Loans in foreclosure) in 30-day  increments until  foreclosure or other disposition (B)  in  foreclosure,  as of the  close of  business  on the last  day of the  calendar  month preceding such Distribution Date;

                  (xvi)    for each Loan Group,  with  respect to any  Mortgage  Loan that  became an REO  Property during the preceding  calendar month, the loan number and Stated  Principal  Balance of such Mortgage Loan as of the close of business on the  Determination  Date preceding such  Distribution  Date and the date of acquisition thereof;

                  (xvii)   for each Loan Group,  the total number and  principal  balance of any REO  Properties as of the close of business on the Determination Date preceding such Distribution Date;

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                  (xviii)  for each Loan Group,  the Senior  Prepayment  Percentage and the Subordinate  Prepayment
         Percentage for the following Distribution Date;

                  (xix)    for each Loan  Group,  the  aggregate  amount of  Realized  Losses  incurred  during the preceding calendar month;

                  (xx)     for each Loan Group, the amount of any Subsequent Recoveries;

                  (xxi)    any  expenses or  indemnification  amounts paid by the Trust,  the  specific  purpose of each payment and the parties to whom such payments were made;

                  (xxii)   any  material  modifications,  extensions  or waivers as to Mortgage  Loan terms,  fees, penalties or payments since the previous Distribution Date and cumulatively since the Cut-off Date;

                  (xxiii)  unless such  information  is set forth in the Form 10-D  relating  to such  Distribution
         Date or a prior Form 8-K and provided the  Certificate  Administrator  is reasonably  able to include such information on the statement,  any material  breaches of  representations  and warranties  relating to the
         Mortgage Loans and any material breach of covenants hereunder; and

                  (xxiv)   the number and aggregate  principal  balance of any Mortgage  Loans  repurchased  by the
         Depositor from the Trust since the previous Distribution Date.

                  (b)      No  later  than  each  Distribution  Date,  the  Certificate  Administrator  shall  make available  on its  website at  www.usbank.com.mbs  a statement  substantially  in the form of Exhibit T hereto (the
"Distribution Date Statement")  setting forth the information set forth in Section 5.04(a) and shall make available a copy of such  Distribution  Date Statement to the Trustee.  Upon written request,  the Certificate  Administrator
shall  mail  a  paper  copy  of  the   Distribution   Date   Statement   to  any  Person  that  is  unable  to  use
www.usbank.com.mbs.  The  Certificate  Administrator  shall  have  the  right  to  change  the way  statements  are distributed in order to make such  distribution more convenient  and/or  accessible to the  Certificateholders  and the Rating Agencies, and the Certificate Administrator shall provide timely notice to all regarding such changes.

                  In  the  case  of  information   furnished   pursuant  to  clauses  (iii),   (iv)  and  (xii)  of
Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                  On each  Distribution  Date,  the  Certificate  Administrator  shall  prepare  and furnish to the
Financial  Market  Service,  in electronic or such other format and media mutually  agreed upon by the  Certificate
Administrator,  the  Financial  Market  Service and the  Depositor,  the  information  contained  in the  statement described in Section 5.04(a) for such Distribution Date.

                  Within  a  reasonable  period  of time  after  the end of each  calendar  year,  the  Certificate
Administrator  shall  furnish  to each  Person  who at any  time  during  the  calendar  year was the  Holder  of a
Certificate,  if requested in writing by such Person,  a statement  containing the information set forth in clauses

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(iii),  (iv) and (ix) of Section  5.04(a),  in each case  aggregated  for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the Certificate  Administrator shall be deemed to have been satisfied to the extent that substantially  comparable  information shall be provided by the
Certificate Administrator pursuant to any requirements of the Code as from time to time in force.

                  The Certificate  Administrator  shall deliver to the Holders of Certificates  and the Trustee any reports  or  information  the  Certificate  Administrator  is  required  by this  Agreement  or the Code,  Treasury
Regulations  or REMIC  Provisions  to deliver to the Holders of  Certificates,  and the  Certificate  Administrator
shall prepare and provide to the Certificateholders  and the Trustee (by mail, telephone,  or publication as may be permitted by applicable Treasury  Regulations) such other reasonable  information as the Certificate  Administrator deems  necessary  or  appropriate  or is  required  by the Code,  Treasury  Regulations,  and the REMIC  Provisions
including,  but not limited to, (i)  information  to be reported to the Holders of the  Residual  Certificates  for quarterly  notices on Schedule Q (Form 1066) (which  information  shall be forwarded to the Holders of the Residual
Certificates  by the  Certificate  Administrator),  (ii)  information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original  issue  discount in such  Holders'  gross income and (iii)  information  to be provided to all Holders of  Certificates  setting forth the percentage of each
REMIC's assets,  determined in accordance  with Treasury  Regulations  using a convention,  not  inconsistent  with
Treasury Regulations,  selected by the Certificate  Administrator in its absolute discretion,  that constitute real estate  assets  under  Section  856 of the Code,  and  assets  described  in  Section  7701(a)(19)(C)  of the Code;
provided,  however,  that in setting forth the percentage of such assets of each REMIC,  nothing  contained in this
Agreement,  including  without  limitation  Section 7.03 hereof,  shall be interpreted  to require the  Certificate
Administrator  periodically  to appraise  the fair market  values of the assets of the Trust Estate or to indemnify the Trust  Estate,  any  Certificateholders,  or any other  Person  from any  adverse  federal,  state or local tax consequences  associated  with a change  subsequently  required to be made in the  Depositor's  initial  good faith determinations  of such fair  market  values (if  subsequent  determinations  are  required  pursuant  to the REMIC
Provisions) made from time to time.

                  Section 5.05      Tax Returns and Reports to Certificateholders.

                  (a)      For federal  income tax  purposes,  each REMIC shall have a calendar  year  taxable year and shall maintain its books on the accrual method of accounting.

                  (b)      The Certificate  Administrator shall prepare or cause to be prepared,  shall cause to be timely  signed  by the  Trustee,  and  shall  file or cause  to be filed  with the  Internal  Revenue  Service  and applicable  state or local tax  authorities  income tax  information  returns for each taxable year with respect to each  REMIC  containing  such  information  at the times  and in the  manner as may be  required  by the Code,  the
Treasury  Regulations  or state or local  tax  laws,  regulations,  or  rules,  and  shall  furnish  or cause to be furnished to each REMIC and the  Certificateholders the  schedules,  statements or information at such times and in such manner as may be required  thereby.  Within 30 days of the Closing Date, the Certificate  Administrator  shall furnish or cause to be furnished  to the Internal  Revenue  Service,  on Form 8811 or as otherwise  required by the
Code or the Treasury  Regulations,  the name,  title,  address and  telephone  number of the person that Holders of the Certificates may contact for tax information  relating  thereto,  together with such additional  information at the time or times and in the manner  required by the Code or the Treasury  Regulations.  Such  federal,  state,  or local income tax or  information  returns  shall be signed by the Trustee,  or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

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                  (c)      In the first  federal  income tax return of each of the  Upper-Tier  and the  Lower-Tier
REMIC for its short  taxable year ending  December  31,  2007,  REMIC status shall be elected for such taxable year and all succeeding taxable years.

                  (d)      The  Certificate  Administrator  will  maintain or cause to be  maintained  such records relating  to each  REMIC,  including  but not  limited to records  relating  to the  income,  expenses,  assets and liabilities  of the Trust  Estate,  and the  initial  fair  market  value and  adjusted  basis of the Trust  Estate property and assets  determined at such  intervals as may be required by the Code or the Treasury  Regulations,  as may be necessary to prepare the foregoing returns, schedules, statements or information.

                  Section 5.06      Tax  Matters  Person.  The Tax Matters  Person  shall have the same duties with respect to each REMIC as those of a "tax  matters  partner"  under  Subchapter C of Chapter 63 of Subtitle F of the
Code.  The Seller,  as Holder of a Percentage  Interest in the Class 1-A-R  Certificates,  is hereby  designated as the Tax Matters  Person for the  Upper-Tier  REMIC and the  Lower-Tier  REMIC.  By its  acceptance of a Class 1-A-R
Certificate,  each Holder thereof  irrevocably  appoints the Certificate  Administrator to act as agent for the Tax
Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC,  except that the Certificate  Administrator shall not be required to pay any taxes.

                  Section 5.07      Rights of the Tax Matters Person in Respect of the  Certificate  Administrator.
The Certificate  Administrator  shall afford the Tax Matters Person,  upon reasonable notice during normal business hours,  access to all records  maintained by the Certificate  Administrator  in respect of its duties hereunder and access to officers of the  Certificate  Administrator  responsible  for  performing  such duties.  The  Certificate
Administrator  shall make  available to the Tax Matters  Person such books,  documents  or records  relating to the
Certificate  Administrator's  services  hereunder  as the Tax Matters  Person  shall  reasonably  request.  The Tax
Matters Person shall not have any  responsibility  or liability for any action or failure to act by the Certificate
Administrator  and is not  obligated to supervise  the  performance  of the  Certificate  Administrator  under this
Agreement or otherwise.

                  Section 5.08      REMIC  Related  Covenants.  For as long as the Trust shall exist,  the Trustee, the  Certificate  Administrator,  the  Depositor  and each  Servicer  shall act in  accordance  herewith  to assure continuing  treatment of the Upper-Tier  REMIC and the  Lower-Tier  REMIC as REMICs and avoid the imposition of tax on either REMIC.  In particular:

                  (a)      The Trustee  shall not create,  or permit the  creation  of, any  "interests"  in either
REMIC  within  the  meaning  of Code  Section  860D(a)(2)  other  than the  interests  represented  by the  Regular
Certificates, the Residual Certificates and the Uncertificated Lower-Tier Regular Interests.

                  (b)      Except as otherwise  provided in the Code,  (i) the Depositor  and each  Servicer  shall not  contribute to the Trust Estate and the Custodian,  on behalf of the Trustee,  and the Trustee shall not accept property unless  substantially all of the property held in each REMIC constitutes  either "qualified  mortgages" or

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"permitted  investments" as defined in Code Sections 860G(a)(3) and (5),  respectively,  and (ii) no property shall be  contributed  to each REMIC after the start-up day unless such  contribution  would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

                  (c)      Except  as  otherwise   provided  in  this  Agreement,   neither  the  Trustee  nor  the
Certificate  Administrator  shall accept on behalf of either REMIC any fee or other compensation for services,  and none of the Certificate  Administrator,  the Trustee or any Servicer shall knowingly accept, on behalf of the Trust
Estate any income from assets other than those permitted to be held by a REMIC.

                  (d)      Neither  the  Servicers  nor the  Trustee  shall  sell or permit  the sale of all or any portion of the Mortgage  Loans (other than in accordance  with Sections  2.02,  2.04 or 3.14),  unless such sale is pursuant to a "qualified  liquidation"  of the  applicable  REMIC as defined in Code Section  860F(a)(4)(A)  and in accordance with Article X.

                  (e)      The  Certificate  Administrator  shall maintain books with respect to the Trust and each
REMIC on a calendar year taxable year and on an accrual basis.

                  None of the Master Servicer,  the Servicers,  the Certificate  Administrator or the Trustee shall engage in a "prohibited  transaction" (as defined in Code Section 860F(a)(2)),  except that, with the prior written consent  of the  Servicer  and the  Depositor,  the  Trustee  or the  Certificate  Administrator  may engage in the activities  otherwise  prohibited by the foregoing  paragraphs (b), (c) and (d);  provided that the Servicers shall have  delivered  to the Trustee  and the  Certificate  Administrator  an Opinion of Counsel to the effect that such transaction  will not result in the imposition of a tax on either the Upper-Tier  REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC;  and,  provided further,  that the Servicers shall have demonstrated  to the  satisfaction  of the  Trustee  and the  Certificate  Administrator  that such action will not adversely affect the rights of the Holders of the Certificates,  the Certificate Administrator,  or the Trustee and
that such action will not adversely impact the rating of the Certificates.

                                                    ARTICLE VI

                                                 THE CERTIFICATES

                  Section 6.01      The  Certificates.  The  Classes  of Senior  Certificates  and the  Subordinate
Certificates  shall be  substantially  in the forms set forth in Exhibit A-1, Exhibit A-2, Exhibit B and Exhibit C, as  applicable,  and  shall,  on  original  issue,  be  executed  by the  Certificate  Administrator  and  shall be authenticated  and delivered by the  Certificate  Administrator  to or upon the order of the Depositor upon receipt by the Custodian,  on behalf of the Trustee,  of the documents  specified in Section 2.01. The Senior  Certificates
(other than the Class 1-A-R  Certificates)  shall be  available to  investors  in  interests  representing  minimum dollar  Certificate  Balances  of  $10,000  and  integral  multiples  of  $1 in  excess  thereof.  The  Subordinate
Certificates  shall be available to investors in interests  representing  minimum  dollar  Certificate  Balances of

                                                             90

$10,000 and integral  dollar  multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different  Certificate  Balance).  Other than the 0.01% Percentage  Interest in the Class 1-A-R Certificates
to be held by the Seller,  the minimum  denomination of the Class 1-A-R  Certificates will be 20% of the Percentage
Interest of the Class 1-A-R  Certificates.  The Senior  Certificates  (other than the Class 1-A-R Certificates) and the Class B-1,  Class B-2 and Class B-3  Certificates  shall  initially  be issued in  book-entry  form through the
Depository and delivered to the Depository or its designee,  and all other Classes of Certificates  shall initially be issued in definitive, fully-registered form.

                  The  Certificates  shall  be  executed  by  manual  or  facsimile  signature  on  behalf  of  the
Certificate  Administrator  by an  authorized  officer or signatory.  Certificates  bearing the manual or facsimile signatures of individuals  who were, at the time when such  signatures  were affixed,  authorized to sign on behalf of the Certificate  Administrator shall bind the Certificate  Administrator,  notwithstanding that such individuals or any of them have ceased to be so  authorized  prior to the execution  and delivery of such  Certificates  or did not hold such  offices or  positions  at the date of such  Certificate.  No  Certificate  shall be  entitled to any benefit  under this  Agreement,  or be valid for any  purpose,  unless such  Certificate  shall have been  manually countersigned  by  the  Certificate  Administrator  substantially  in  the  form  provided  for  herein,  and  such countersignature  upon any Certificate shall be conclusive evidence,  and the only evidence,  that such Certificate has  been  duly  authenticated  and  delivered  hereunder.  All  Certificates  shall  be  dated  the  date of their countersignature.

                  Section 6.02      Registration of Transfer and Exchange of Certificates.

                  (a)      The  Certificate  Administrator  shall  cause to be kept at an  office  or agency in the city in which the Corporate  Trust Office of the  Certificate  Administrator  is located a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Certificate  Administrator  shall provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates  as herein  provided.  The
Certificate  Administrator  shall  initially  serve  as  Certificate  Registrar  for  the  purpose  of  registering
Certificates and transfers and exchanges of Certificates as herein provided.

                  (b)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other
Certificates of authorized  denominations of the same Class and aggregate  Percentage  Interest,  upon surrender of the  Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange,  the  Certificate  Administrator  shall execute and the  Certificate  Administrator  shall  authenticate, countersign and deliver the Certificates  which the  Certificateholder  making the exchange is entitled to receive.
Every  Certificate  presented or surrendered  for transfer or exchange shall be duly endorsed by, or be accompanied by a written  instrument  of transfer in form  satisfactory  to the  Certificate  Registrar  duly  executed by, the
Holder thereof or its attorney duly authorized in writing.

                  (c)      (i)      Except as provided in paragraph  (c)(iii)  below,  the Book-Entry  Certificates shall at all times remain  registered in the name of the  Depository or its nominee and at all times:  (A)
         registration of the Certificates may not be transferred except to another  Depository;  (B) the Depository shall maintain  book-entry  records with respect to the  Certificate  Owners and with respect to ownership and  transfers of such  Book-Entry  Certificates;  (C)  ownership  and  transfers of  registration  of the
         Book-Entry  Certificates on the books of the Depository shall be governed by applicable rules  established

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         by the  Depository;  (D) the  Depository  may collect its usual and customary  fees,  charges and expenses from its  Depository  Participants;  (E) the Depository  shall be the  representative  of the  Certificate
         Owners of the  Book-Entry  Certificates  for  purposes  of  exercising  the rights of  Holders  under this
         Agreement,  and  requests  and  directions  for and  votes of the  Depository  shall  not be  deemed to be inconsistent  if they are made with  respect to  different  Certificate  Owners;  and (F) the  Certificate
         Administrator  may rely and  shall be  fully  protected  in  relying  upon  information  furnished  by the
         Depository with respect to its Depository  Participants and furnished by the Depository  Participants with respect to indirect  participating  firms and persons  shown on the books of such  indirect  participating firms as direct or indirect Certificate Owners.

                  (ii)     All  transfers  by  Certificate  Owners  of  Book-Entry  Certificates  shall  be made in accordance with the procedures  established by the Depository  Participant or brokerage firm  representing such  Certificate  Owner.  Each  Depository  Participant  shall only transfer  Book-Entry  Certificates of
         Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the
         Depository's normal procedures.

                  (iii)    If (A) (1) the  Depositor  advises the  Certificate  Administrator  in writing  that the
         Depository is no longer willing or able to properly  discharge its  responsibilities  as  Depository,  and
         (2) the Certificate  Administrator or the Depositor is unable to locate a qualified  successor,  or (B) to the extent  permitted  by law,  the  Depositor  at its option  advises the  Certificate  Administrator  in writing  that it elects to  terminate  the  book-entry  system  through the  Depository,  the  Certificate
         Administrator shall notify all Certificate Owners,  through the Depository,  of the occurrence of any such
         event  and  of  the  availability  of  definitive,   fully-registered   Certificates   (the  "Definitive
         Certificates")  to Certificate  Owners.  Upon surrender to the  Certificate  Administrator  of the related
         Class  of  Certificates  by the  Depository,  accompanied  by the  instructions  from the  Depository  for registration,  the  Certificate  Administrator  shall prepare the Definitive  Certificates,  which will be executed and  authenticated  by the Certificate  Administrator  pursuant to clause (b) above.  None of the
         Servicers,  the Depositor,  the Certificate  Administrator or the Trustee shall be liable for any delay in delivery of such  instruction  and may  conclusively  rely on, and shall be  protected in relying on, such instructions.  The Depositor shall provide the  Certificate  Administrator  with an adequate  inventory of certificates  to  facilitate  the issuance and transfer of Definitive  Certificates.  Upon the issuance of
         Definitive   Certificates,   the  Holders  of  the   Definitive   Certificates   shall  be  recognized  as
         Certificateholders hereunder.

                  (d)      No transfer of a Private  Certificate  shall be made unless such transfer is exempt from the  registration  requirements of the 1933 Act and any applicable  state  securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such  transfer,  (i) unless  such transfer is made in reliance on Rule 144A under the 1933 Act, the  Certificate  Administrator  or the Depositor may require a written Opinion of
Counsel (which may be in-house  counsel)  acceptable to and in form and substance  reasonably  satisfactory  to the
Certificate  Administrator  and the Depositor  that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws,  which Opinion of Counsel shall not be an expense of the Certificate  Administrator  or the
Depositor and (ii) the Certificate  Administrator shall require a certificate from the  Certificateholder  desiring to effect such  transfer  substantially  in the form  attached  hereto as Exhibit G-1 and a  certificate  from such
Certificateholder's  prospective transferee  substantially in the form attached hereto either as Exhibit G-2A or as
Exhibit  G-2B,  which  certificates  shall not be an expense of the  Certificate  Administrator  or the  Depositor;

                                                             92

provided  that the  foregoing  requirements  under  clauses (i) and (ii) shall not apply to a transfer of a Private
Certificate  between or among the Depositor,  the Seller,  the Servicers,  their  affiliates or both. The Depositor shall  provide  to any Holder of a Private  Certificate  and any  prospective  transferees  designated  by any such
Holder,  information  regarding the related Certificates and the Mortgage Loans and such other information as shall be  necessary  to satisfy the  condition  to  eligibility  set forth in Rule  144A(d)(4)  for  transfer of any such certificate  without  registration  thereof under the 1933 Act pursuant to the registration  exemption  provided by
Rule 144A. The Holder of a Private  Certificate  desiring to effect such transfer shall,  and does hereby agree to, indemnify  the Master  Servicer,  the  Certificate  Administrator,  each  Servicer,  the Trustee and the  Depositor against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such federal and state laws.

                  (e)      No transfer of an ERISA Restricted  Certificate or a Residual  Certificate shall be made unless the transferee delivers to the Certificate  Administrator either (i) a representation  letter in the form of
Exhibit H from the  transferee  of such  Certificate,  which  representation  letter shall not be an expense of the
Depositor,  the Certificate  Administrator,  the Trustee, the Master Servicer or the Servicers, or (ii) in the case of any  ERISA  Restricted  Certificate  presented  for  registration  in the name of an  employee  benefit  plan or arrangement,  including an individual  retirement account,  subject to Title I of ERISA,  Section 4975 of the Code, or any  federal,  state  or local  law  which is  similar  to  Section  406 of  ERISA or  Section  4975 of the Code
("Similar Law") (collectively,  a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel for the benefit of the Trustee,  Servicers,  the Master Servicer and the Certificate  Administrator upon which they may rely  that the  purchase  of the  ERISA  Restricted  Certificate  is  permissible  under  local  law,  will not constitute or result in a non-exempt  prohibited  transaction under Section 406 of ERISA,  Section 4975 of the Code or Similar  Law,  and will not subject the  Certificate  Administrator,  the  Trustee,  the Master  Servicer or the
Servicers to any  obligation  or liability in addition to those  undertaken  in this  Agreement,  which  Opinion of
Counsel  shall not be an expense  of the  Certificate  Administrator,  the  Trustee,  the  Master  Servicer  or the
Servicers.  Any transferee of an ERISA  Restricted  Certificate that does not comply with either clause (i) or (ii)
of the  preceding  sentence  will be  deemed  to have  made one of the  representations  set  forth in  Exhibit  H.
Notwithstanding  anything else to the contrary herein,  any purported  transfer of a Residual  Certificate to or on behalf  of a Plan  shall be void and of no  effect.  Notwithstanding  anything  else to the  contrary  herein,  any purported  transfer  of an ERISA  Restricted  Certificate  to or on behalf of a Plan  without  the  delivery to the
Certificate  Administrator,  the  Trustee,  the  Master  Servicer  and  the  Servicers  of an  Opinion  of  Counsel
satisfactory to the Certificate Administrator and the Servicers as described above shall be void and of no effect.

                                                             93

                  None of the Trustee,  the Certificate  Administrator,  the Servicers,  the Master Servicer or the
Certificate  Registrar  shall have any  liability  for  transfers  of  Book-Entry  Certificates  made  through  the book-entry  facilities of the Depository or between or among any  Depository  Participants  or Certificate  Owners, made in violation of applicable  restrictions.  The  Certificate  Administrator  and the Trustee may rely and shall be fully  protected  in relying  upon  information  furnished  by the  Depository  with  respect to its  Depository
Participants  and  furnished  by the  Depository  Participants  with  respect to indirect  participating  firms and
Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  To the extent  permitted  under  applicable law (including,  but not limited to, ERISA),  none of the Depositor,  the Certificate  Administrator,  the Master Servicer or the Trustee shall be under any liability to any Person for any  registration of transfer of any ERISA  Restricted  Certificate that is in fact not permitted by this  Section 6.02 or for making any payments  due on such  Certificate  to the Holder  thereof or taking any other action with respect to such Holder under the  provisions of this  Agreement so long as the transfer was  registered by the Certificate Registrar in accordance with the foregoing requirements.

                  (f)      Each Person who has or who acquires  any  Ownership  Interest in a Residual  Certificate
shall be deemed by the  acceptance  or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following  provisions,  and the rights of each Person  acquiring any Ownership  Interest in a Residual  Certificate are expressly subject to the following provisions:

                  (i)      Each Person  holding or  acquiring  any  Ownership  Interest  in a Residual  Certificate
         shall be a Permitted  Transferee and shall promptly notify the Certificate  Administrator of any change or impending change in its status as a Permitted Transferee.

                  (ii)     No Person shall  acquire an  Ownership  Interest in a Residual  Certificate  unless such
         Ownership Interest is a pro rata undivided interest.

                  (iii)    In  connection  with any  proposed  transfer  of any  Ownership  Interest  in a Residual
         Certificate,  the  proposed  transferee  shall  deliver  to the  Certificate  Administrator,  in form  and substance satisfactory to the Certificate  Administrator,  an affidavit in the form of Exhibit I-1 hereto, and the  proposed  transferor  shall  deliver  to the  Certificate  Administrator,  in form and  substance satisfactory  to the  Certificate  Administrator,  a  transferor  certificate  in the form of Exhibit  I-2 hereto.

                  (iv)     Notwithstanding  the  delivery of an  affidavit  by a proposed  transferee  under clause
         (iii) above,  if a Responsible  Officer of the  Certificate  Administrator  has actual  knowledge that the proposed  transferee is not a Permitted  Transferee,  no transfer of any Ownership  Interest in a Residual
         Certificate to such proposed transferee shall be effected by the Certificate Administrator.

                  (v)      No Ownership  Interest in a Residual  Certificate  may be purchased by or transferred to any  Person  that is not a U.S.  Person,  unless  (A) such  Person  holds  such  Residual  Certificate  in connection  with  the  conduct  of a trade  or  business  within  the  United  States  and  furnishes  the transferor,  the Depositor and the Certificate  Administrator  with an effective  Internal Revenue Service
         Form W-8ECI (or successor  thereto) or (B) the transferee  delivers to the  transferor,  the Depositor and the  Certificate  Administrator  an Opinion of Counsel  from a  nationally-recognized  tax  counsel to the effect  that  such  transfer  is in  accordance  with the  requirements  of the  Code and the  regulations promulgated  thereunder  and that such  transfer of a Residual  Certificate  will not be  disregarded  for federal income tax purposes.

                                                             94

                  (vi)     Any  attempted  or  purported   transfer  of  any  Ownership   Interest  in  a  Residual
         Certificate  in violation of the  provisions  of this Section 6.02 shall be  absolutely  null and void and shall vest no rights in the purported  transferee.  If any  purported  transferee  shall,  in violation of the provisions of this Section 6.02, become a Holder of a Residual  Certificate,  then the prior Holder of such Residual  Certificate that is a Permitted  Transferee  shall, upon discovery that the registration of transfer of such Residual  Certificate  was not in fact permitted by this Section 6.02, be restored to all rights  as  Holder  thereof  retroactive  to the  date  of  registration  of  transfer  of  such  Residual
         Certificate.   The  Certificate  Administrator  shall  be  under  no  liability  to  any  Person  for  any registration of transfer of a Residual  Certificate  that is in fact not permitted by this Section 6.02 or for making any  distributions  due on such Residual  Certificate to the Holder thereof or taking any other action with  respect to such Holder  under the  provisions  of the  Agreement  so long as the transfer was registered in accordance  with this Section 6.02. The  Certificate  Administrator  and the Depositor shall be  entitled  to  recover  from any  Holder of a  Residual  Certificate  that was in fact not a  Permitted
         Transferee  at  the  time  such   distributions   were  made  all  distributions  made  on  such  Residual
         Certificate.  Any such  distributions  so  recovered by the  Certificate  Administrator  or the  Depositor
         shall be distributed and delivered by the Certificate  Administrator  to the prior Holder of such Residual
         Certificate that is a Permitted Transferee.

                  (vii)    If any Person other than a Permitted  Transferee  acquires any  Ownership  Interest in a
         Residual  Certificate  in  violation  of the  restrictions  in this  Section  6.02,  then the  Certificate
         Administrator,  based on information  provided to the  Certificate  Administrator  by each Servicer,  will provide to the Internal Revenue  Service,  and to the Persons  specified in Section  860E(e)(3) and (6) of the Code,  information  needed to compute the tax imposed under  Section  860E(e) of the Code on transfers of residual  interests  to  disqualified  organizations.  The  expenses of the  Certificate  Administrator under this clause (vii) shall be reimbursable by the Trust.

                  (viii)   No  Ownership  Interest  in a Residual  Certificate  shall be  acquired by a Plan or any
         Person acting on behalf of a Plan.

                  (g)      [Reserved]

                  (h)      No service charge shall be imposed for any transfer or exchange of  Certificates  of any
Class,  but the  Certificate  Registrar may require  payment of a sum  sufficient to cover any tax or  governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (i)      All  Certificates  surrendered  for  transfer  and  exchange  shall be  destroyed by the
Certificate Registrar in accordance with its standard procedures.

                                                             95

                  Section 6.03      Mutilated,  Destroyed,  Lost  or  Stolen  Certificates.  If (a)  any  mutilated
Certificate is surrendered to the  Certificate  Registrar or the  Certificate  Registrar  receives  evidence to its satisfaction of the destruction,  loss or theft of any  Certificate,  and (b) there is delivered to the Certificate
Administrator,  the Trustee,  the Depositor and the  Certificate  Registrar  such security or indemnity  reasonably satisfactory  to each, to save each of them  harmless,  then,  in the absence of actual  notice to the  Certificate
Administrator,  the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a protected purchaser,  the  Certificate  Administrator  shall execute and  authenticate  and the  Certificate  Registrar shall deliver,  in  exchange  for or in  lieu  of any  such  mutilated,  destroyed,  lost or  stolen  Certificate,  a new
Certificate  of the same Class and  Percentage  Interest  but bearing a number not  contemporaneously  outstanding.
Upon the issuance of any new Certificate under this Section,  the Certificate  Registrar may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other expenses (including the fees and expenses of the Certificate  Registrar) connected  therewith.  Any duplicate
Certificate  issued pursuant to this Section shall constitute  complete and  indefeasible  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate  shall be found at any time.

                  Section 6.04      Persons  Deemed  Owners.  Prior  to  due  presentation  of  a  Certificate  for registration  of  transfer,  the  Depositor,  the  Servicers,  the  Certificate  Administrator,  the  Trustee,  the
Certificate Registrar and any agent of the Depositor,  the Servicers,  the Certificate  Administrator,  the Trustee
or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 5.01 and for all other purposes whatsoever,  and none of the Depositor,  the Servicers,  the Master Servicer,  the Certificate  Administrator,  the
Trustee, the Certificate  Registrar or any agent of the Depositor,  the Servicers,  the Certificate  Administrator,
the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                                             96

                                                    ARTICLE VII

                               THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICERS

                  Section 7.01      Respective  Liabilities  of  the  Depositor,  the  Master  Servicer  and  the
Servicers.  The Depositor,  the Master Servicer and each Servicer shall each be liable in accordance  herewith only to the extent of the obligations  specifically and respectively  imposed upon and undertaken by the Depositor,  the
Master Servicer and each Servicer herein.  By way of illustration  and not limitation,  the Depositor is not liable for the  servicing  and  administration  of the Mortgage  Loans,  nor is it obligated by Section 8.01 to assume any obligations  of either  Servicer  or to appoint a designee  to assume  such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

                  Section 7.02      Merger or  Consolidation  of the Depositor,  the Master Servicer or a Servicer.
The  Depositor,  the Master  Servicer and each  Servicer  will each keep in full effect its  existence,  rights and franchises as a separate  entity under the laws governing its  organization,  and will each obtain and preserve its qualification  to do business as a foreign  corporation  in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the
Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the  Depositor,  the Master  Servicer or either  Servicer  may be merged or consolidated,  or any corporation  resulting from any merger or  consolidation  to which the Depositor,  the Master
Servicer or such Servicer shall be a party, or any Person  succeeding to the business of the Depositor,  the Master
Servicer  or such  Servicer,  shall be the  successor  of the  Depositor,  the Master  Servicer  or the  applicable
Servicer,  as the case may be,  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto,  anything herein to the contrary  notwithstanding;  provided,  however, that the successor or surviving  Person to the applicable  Servicer  shall be qualified to service  mortgage loans on behalf of FNMA or FHLMC.

                  Section 7.03      Limitation on Liability of the Depositor,  the Master Servicer,  the Servicers
and Others; Liability of Master Servicer and Servicers.

                  (a)      None of the Depositor,  the Master  Servicer,  either  Servicer or any of the directors, officers,  employees or agents of the Depositor,  the Master Servicer or of a Servicer shall be under any liability to the Trust  Estate or the  Certificateholders  for any  action  taken or for  refraining  from the  taking of any action  in good  faith  pursuant  to this  Agreement,  or for  errors in  judgment;  provided,  however,  that this provision  shall not protect the  Depositor,  the Master  Servicer,  the  Servicers or any such Person  against any breach of warranties or  representations  made herein or any liability  which would  otherwise be imposed by reason of  willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties or by reason of  reckless disregard  of  obligations  and duties  hereunder.  The  Depositor,  the Master  Servicer,  each  Servicer  and any director,  officer,  employee or agent of the Depositor,  the Master  Servicer or a Servicer may rely in good faith on any document of any kind prima facie  properly  executed  and  submitted  by any Person  respecting  any matters arising  hereunder.  The  Depositor,  the Master  Servicer,  each Servicer and any director,  officer,  employee or agent of the  Depositor,  the Master  Servicer  or a Servicer  shall be  indemnified  by the Trust  Estate and held

                                                             97

harmless  against any loss,  liability or expense  incurred in  connection  with any legal action  relating to this
Agreement or the Certificates,  other than any loss,  liability or expense related to any specific Mortgage Loan or
Mortgage  Loans  (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this
Agreement)  and any loss,  liability  or  expense  incurred  by reason of willful  misfeasance,  bad faith or gross negligence in the  performance of duties  hereunder or by reason of reckless  disregard of  obligations  and duties hereunder.  None of the Depositor,  the Master  Servicer or either Servicer shall be under any obligation to appear in,  prosecute or defend any legal action which is not  incidental to its  respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Depositor,  the
Master  Servicer or a Servicer  may in its  discretion  undertake  any such action  which it may deem  necessary or desirable in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the
Certificateholders  hereunder.  In such  event,  the legal  expenses  and costs of such  action  and any  liability resulting  therefrom shall be expenses,  costs and liabilities of the Trust Estate,  and the Depositor,  the Master
Servicer  and each  Servicer  shall be  entitled  to be  reimbursed  therefor  out of amounts  attributable  to the
Mortgage Loans on deposit in the related Servicer Custodial Account as provided by Section 3.11.

                  (b)      Subject to  clause (a)  above,  each  Servicer  (except the Trustee if it is required to succeed  the  Servicer  hereunder)  indemnifies  and  holds the  Trustee,  the  Master  Servicer,  the  Certificate
Administrator,  the  Depositor  and the Trust  harmless  against  any and all  claims,  losses,  penalties,  fines, forfeitures,  reasonable legal fees and related costs,  judgments,  and any other costs, fees and expenses that the
Trustee,  the Master Servicer,  the Certificate  Administrator,  the Depositor and the Trust may sustain in any way related to the failure of such  Servicer to perform its duties and service the Mortgage  Loans in  compliance  with this Agreement.  The related  Servicer,  the Trustee,  the Master Servicer,  the Certificate  Administrator and the
Depositor  shall  notify the other  parties if a claim is made that may result in such claims,  losses,  penalties, fines,  forfeitures,  legal fees or related  costs,  judgments,  or any other  costs,  fees and  expenses,  and the related  Servicer  shall  assume (with the consent of the  applicable  party) the defense of any such claim and pay all expenses in connection  therewith,  including  reasonable counsel fees, and promptly pay, discharge and satisfy any  judgment  or decree  which may be  entered  against  any  Servicer,  the  Trustee,  the Master  Servicer,  the
Certificate  Administrator,  the  Depositor  or the  Trust  in  respect  of  such  claim.  The  provisions  of this
Section 7.03(b)  shall survive the  resignation or removal of any Servicer,  the  termination of this Agreement and the payment of the outstanding Certificates.

                  (c)      In taking or  recommending  any  course of action  pursuant  to this  Agreement,  unless specifically  required to do so pursuant to this  Agreement,  a Servicer  shall not be required to  investigate  or make  recommendations  concerning  potential  liabilities which the Trust might incur as a result of such course of action by reason of the  condition  of the  Mortgaged  Properties  but shall  give  notice to the  Trustee  and the
Certificate Administrator if it has notice of such potential liabilities.

                  (d)      A Servicer shall not be liable for any acts or omissions of any other  Servicer,  except as otherwise expressly provided herein.

                                                             98

                  (e)      Subject to clause (a)  above,  the Master  Servicer  indemnifies  and holds the Trustee, the  Certificate  Administrator,  the  Depositor  and the  Trust  harmless  against  any and  all  claims,  losses, penalties,  fines,  forfeitures,  reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee,  the Certificate  Administrator,  the Depositor and the Trust may sustain related to the failure of the Master  Servicer to perform its duties and master  service the  Mortgage  Loans in  compliance  with this Agreement.  The Master Servicer,  the Trustee,  the Certificate  Administrator  and the Depositor shall notify the other parties if a claim is made that may result in such claims, losses, penalties,  fines, forfeitures,  legal fees or related  costs,  judgments,  or any other costs,  fees and expenses,  and the Master  Servicer shall assume
(with the  consent  of the  Trustee  and the  Depositor)  the  defense of any such  claim and pay all  expenses  in connection  therewith,  including  reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree  which may be entered  against  the  Trustee,  the  Master  Servicer,  the  Certificate  Administrator,  the
Depositor  or the Trust in  respect of such  claim.  The  provisions  of this  Section 7.03(e)  shall  survive  the resignation  or  removal  of the  Master  Servicer,  the  termination  of this  Agreement  and the  payment  of the outstanding Certificates.

                  (f)      The  Master  Servicer  shall not be under any  obligation  to appear  in,  prosecute  or defend any legal  action that is not  incidental  to its duties  under this  Agreement  and that in its opinion may involve it in any expense or liability;  provided,  however,  the Master Servicer may in its  discretion,  with the consent of the Trustee (which consent shall not be unreasonably  withheld),  undertake any such action which it may deem  necessary or desirable  with respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action and any  liability  resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust,  and the Master
Servicer shall be entitled to be reimbursed  therefor out of the Collection  Account as provided by Section 3.11(b)
hereof.  Nothing in this Section  7.03(f) shall affect the Master  Servicer's  obligation to supervise,  or to take such actions as are  necessary to ensure,  the  servicing  and  administration  of the Mortgage  Loans  pursuant to
Sections 3.24 and 3.25 hereof.

                  Section 7.04      Depositor,  Master  Servicer  and  Servicers  Not  to  Resign.  Subject  to the
provisions  of Section  7.02,  none of the  Depositor,  the Master  Servicer or any Servicer  shall resign from its respective  obligations and duties hereby imposed on it except upon  determination that its duties hereunder are no longer  permissible under applicable law. Any such determination  permitting the resignation of the Depositor,  the
Master  Servicer or a Servicer shall be evidenced by an Opinion of Counsel to such effect  delivered to the Trustee and the  Certificate  Administrator.  No such  resignation  by a Servicer shall become  effective  until the Master
Servicer  or a  successor  Servicer  shall  have  assumed  such  Servicer's  responsibilities  and  obligations  in accordance with Section 8.05 hereof,  and no such  resignation by the Master Servicer shall become effective unless and until the Certificate Administrator shall also resign and be removed in accordance with Section 9.06 hereof.

                  Section 7.05      Successor  Master  Servicer.  If the  Master  Servicer  shall for any reason no longer be the Master Servicer  (including by reason of an Event of Default),  the Trustee shall  thereupon  assume, if it so elects,  or shall appoint a successor  Master  Servicer to assume,  all of the rights and  obligations  of such Master Servicer  hereunder arising  thereafter (except that the Trustee or any successor Master Servicer shall not be (a) liable for any acts or omissions of such predecessor  Master Servicer  hereunder,  (b) obligated to make

                                                             99

Advances if it is  prohibited  from doing so by  applicable  law,  (c) deemed to have made any  representations  or warranties  of such  predecessor  Master  Servicer  hereunder,  (d) fund any  losses  on any  Permitted  Investment directed by such  predecessor  Master  Servicer,  or (e) obligated to perform any obligation of the Master Servicer under  Section  12.06 or  Section  12.08  with  respect  to any  period of time  during  which the  Trustee or such successor  Master  Servicer  was not  acting as the  Master  Servicer).  Any such  assumption  shall be  subject to
Section 8.05 hereof and shall  require the removal of the  Certificate  Administrator  in  accordance  with Section
9.06 hereof.

                  In connection  with the  appointment  of any successor  master  servicer or the assumption of the duties of the Master  Servicer,  the Trustee may make such  arrangements  for the  compensation  of such  successor master  servicer out of payments on the Mortgage  Loans as the Trustee and such  successor  master  servicer  shall agree.  Notwithstanding the foregoing,  the compensation  payable to a successor master servicer may not exceed the compensation  which the Master  Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

                  All costs incurred in connection  with the  transition of the master  servicing to the Trustee or the  successor  Master  Servicer  shall be paid by the  predecessor  Master  Servicer,  and if not so paid shall be reimbursed  to the Trustee by the Trust.  If the Trustee is acting as Master  Servicer  pursuant to either  Section
7.04 or  Section  8.05,  all costs  incurred  by the  Trustee  acting as Master  Servicer  in  connection  with the transition of master  servicing from the Trustee to a successor  Master  Servicer shall be paid by the  predecessor
Master  Servicer  from which the Trustee took over as Master  Servicer  pursuant to either  Section 7.04 or Section
8.05, and if not so paid shall be reimbursed to the Trustee by the Trust.

                  Section 7.06      Sale and  Assignment  of Master  Servicing.  The Master  Servicer  may sell and assign  its  rights and  delegate  its  duties  and  obligations  in its  entirety  as Master  Servicer  under this
Agreement,  and the Depositor may terminate  the Master  Servicer  without cause and select a new Master  Servicer;
provided,  however,  that: (i) the purchaser or transferee  accepting such assignment and delegation (a) shall be a
Person  which shall be  qualified  to service  mortgage  loans for Fannie Mae or Freddie  Mac; (b) shall have a net worth of not less than  $10,000,000  (unless  otherwise  approved  by each  Rating  Agency  pursuant to clause (ii)
below);  (c) shall be reasonably  satisfactory  to the Trustee and the Depositor (as evidenced in a writing  signed by the Trustee and the  Depositor);  and (d) shall  execute  and deliver to the Trustee an  agreement,  in form and substance  reasonably  satisfactory  to the Trustee,  which  contains an  assumption  by such Person of the due and punctual  performance  and  observance  of each  covenant and condition to be performed or observed by it as master servicer  under this Agreement and any custodial  agreement  from and after the effective  date of such  agreement;
(ii) each Rating  Agency  shall be given prior  written  notice of the  identity of the  proposed  successor to the
Master  Servicer,  and each  Rating  Agency's  rating  of the  Certificates  in  effect  immediately  prior to such assignment,  sale and  delegation  will not be downgraded,  qualified or withdrawn as a result of such  assignment, sale and  delegation,  as  evidenced by a letter to such effect  delivered to the Master  Servicer and the Trustee;

                                                             100

(iii) the Master  Servicer  assigning  and selling the master  servicing  shall deliver to the Trustee an Officer's
Certificate  and an Opinion of Counsel  addressed to the Trustee,  each  stating that all  conditions  precedent to such action under this  Agreement  have been  completed and such action is permitted by and complies with the terms of this  Agreement;  (iv) in the event the Master  Servicer  is  terminated  without  cause by the  Depositor,  the
Depositor  shall pay the  terminated  Master  Servicer a  termination  fee equal to 0.25% of the  aggregate  Stated
Principal  Balance of the Mortgage  Loans at the time the master  servicing of the Mortgage Loans is transferred to the  successor  Master  Servicer;  and (v) the  Certificate  Administrator  shall  also  resign  and be  removed in accordance  with Section 9.06 hereof.  No such  assignment or delegation  shall affect any rights or liabilities of the Master Servicer arising prior to the effective date thereof.

                                                   ARTICLE VIII

                                                      DEFAULT

                  Section 8.01      Events of Default.  If any one of the  following  events  ("Events of Default")
shall occur and be continuing:

                  (a)      any failure by the Master  Servicer or a Servicer to deposit  amounts in the Certificate
Account,  Collection  Account or the related Servicer  Custodial  Account,  respectively,  in the amount and manner provided  herein so as to enable the  Certificate  Administrator  to  distribute  to Holders  of  Certificates  any payment  required to be made under the terms of such  Certificates  and this Agreement which  continues  unremedied for a period of three (3) Business  Days after the date upon which  written  notice of such failure shall have been given to the Master Servicer or such Servicer; or

                  (b)      failure on the part of the Master  Servicer or a Servicer  duly to observe or perform in any material  respect any other  covenants or agreements  of the Master  Servicer or such Servicer set forth in the
Certificates  or in this  Agreement,  which  covenants and agreements  continue  unremedied for a period of 30 days after the date on which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Master Servicer or such Servicer by the Certificate  Administrator,  the Trustee or the Depositor, or to the
Master Servicer,  the Servicers,  the Depositor,  the Certificate  Administrator  and the Trustee by the Holders of
Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

                  (c)      any breach of a  representation  or warranty  made by a Servicer or the Master  Servicer under this Agreement,  which materially and adversely  affects the interests of the  Certificateholders,  and which breach  continues  unremedied  for a period of 30 days  after  the date on which  written  notice  of such  breach, requiring the same to be remedied,  shall have been given to such Servicer by the Master Servicer,  the Certificate
Administrator,  the Trustee or the Depositor, to the Master Servicer by a Servicer, the Depositor,  the Certificate
Administrator  or  the  Trustee,  or to  the  Servicers,  the  Master  Servicer,  the  Depositor,  the  Certificate
Administrator  and the Trustee by the Holders of Certificates  evidencing  Voting Rights  aggregating not less than
25% of all Certificates affected thereby; or

                  (d)      the  entry of a decree or order by a court or agency  or  supervisory  authority  having jurisdiction  in the premises for the  appointment  of a  conservator,  receiver or liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities or similar  proceedings against the Master Servicer or a  Servicer,  or for the  winding up or  liquidation  of the  Master  Servicer  or a  Servicer's  affairs,  and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

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                  (e)      the consent by the Master  Servicer or a Servicer to the  appointment  of a  conservator or receiver or liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities  or similar  proceedings of or relating to the Master Servicer or a Servicer or of or relating to substantially  all of its  property;  or the  Master  Servicer  or a  Servicer  shall  admit in writing  its  inability  to pay its debts generally as they become due, file a petition to take  advantage of any  applicable  insolvency  or  reorganization statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
or

                  (f)      the failure by the Master  Servicer or a Servicer to duly  perform,  within the required time period, its obligations under Article XII;

then,  and in each and every such case (other than an Event of Default  described in clause (a) hereof  regarding a failure to make  required  Periodic  Advances),  (i) so long as an Event of Default in respect of a Servicer  shall not have been remedied by the  applicable  Servicer,  the Master  Servicer may, and at the direction of the Holders of  Certificates  evidencing  Voting Rights  aggregating  not less than 51% of all  Certificates  affected  thereby shall,  by notice  then given in writing to such  Servicer,  terminate  all of the rights and  obligations  of such
Servicer under this  Agreement and (ii) so long as an Event of Default in respect of the Master  Servicer shall not have been remedied by the Master  Servicer,  either the Trustee or the  Depositor  may, and at the direction of the
Holders of  Certificates  evidencing  Voting  Rights  aggregating  not less than 51% of all  Certificates  affected thereby  shall,  by notice  then  given in  writing to the Master  Servicer  (and to the  Trustee,  if given by the
Depositor,  and to the  Depositor,  if given by the Trustee),  terminate all of the rights and  obligations  of the
Master Servicer under this  Agreement.  If an Event of Default  described in clause (a) hereof  regarding a failure to make required  Periodic  Advances shall occur in respect of a Servicer,  the Master Servicer shall, by notice to the related  Servicer,  terminate all of the rights and  obligations  of such Servicer under this Agreement and the
Master Servicer,  as successor  Servicer,  or another successor  Servicer appointed by the Master Servicer pursuant to Section  8.05,  shall make the  Periodic  Advance  which such  Servicer  failed to make  (subject  to the Master
Servicer's  determination as to the recoverability of such Periodic  Advance).  If an Event of Default described in clause (a) hereof  regarding  a failure to make  required  Periodic  Advances  shall occur in respect of the Master
Servicer,  the Trustee shall, by notice to the Master Servicer,  terminate all of the rights and obligations of the
Master  Servicer  under this  Agreement  and the Trustee,  as successor  Servicer,  or another  successor  Servicer appointed by the Trustee,  acting as successor Master  Servicer,  pursuant to Section 8.05, shall make the Periodic
Advance which the Master Servicer failed to make.

                  On or after the  receipt  by a  Servicer  of a written  notice of  termination  pursuant  to this
Section  8.01,  all  authority  and power of such  Servicer  under  this  Agreement,  whether  with  respect to the
Certificates  or the Mortgage  Loans or  otherwise,  shall pass to and be vested in the Master  Servicer (or in the successor  Servicer  appointed by the Depositor,  for an Event of Default pursuant to Section 8.01(f)),  subject to
Sections 3.25 and 8.05 hereof,  pursuant to and under this Section  8.01,  unless and until such time as the Master
Servicer,  if applicable,  shall appoint a successor  Servicer  pursuant to Section 8.05, and, without  limitation, the  Master  Servicer  (or the  successor  Servicer  appointed  by the  Depositor,  as the case  may be) is  hereby authorized and empowered to execute and deliver,  on behalf of such  Servicer,  as  attorney-in-fact  or otherwise,

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any and all  documents  and other  instruments,  and to do or  accomplish  all other  acts or things  necessary  or appropriate  to effect the purposes of such notice of  termination.  Each  Servicer  agrees to  cooperate  with the
Master  Servicer (or the  successor  Servicer  appointed  by the  Depositor,  as the case may be) in effecting  the termination of the  responsibilities  and rights of such Servicer hereunder,  including,  without  limitation,  the transfer to the Master  Servicer (or the successor  Servicer  appointed by the Depositor,  as the case may be), for the  administration  by it, of all amounts  that have been  deposited  by such  Servicer  in the  related  Servicer
Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans.

                  The Master Servicer (or the successor  Servicer  appointed by the Depositor,  as the case may be)
shall be entitled to be  reimbursed  by the  Servicer  (or by the Trust,  if the  Servicer is unable to fulfill its obligations  hereunder) for all costs  associated with the transfer of servicing,  including,  without  limitation, any costs or expenses  associated with the complete  transfer of all servicing data and the completion,  correction or  manipulation  of such  servicing  data as may be required by the Master  Servicer  (or the  successor  Servicer appointed by the Depositor,  as the case may be) to correct any errors or  insufficiencies in the servicing data or otherwise to enable the Master  Servicer (or the successor  Servicer  appointed by the  Depositor,  as the case may
be) to service the Mortgage Loans properly and effectively.

                  If the Master  Servicer  acts as a  successor  Servicer,  it shall not assume  liability  for the representations  and  warranties  of the  Servicer  that it  replaces.  The Master  Servicer  shall use  reasonable efforts to have any  successor  Servicer  assume  liability  for the  representations  and  warranties  made by the terminated Servicer.

                  On or after the receipt by the Master  Servicer of a written  notice of  termination  pursuant to this Section 8.01,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates  or the  Mortgage  Loans or  otherwise,  shall  pass to and be vested in the  Trustee  (or in the successor  Master  Servicer  appointed  by the  Depositor,  for an Event of Default  pursuant to Section  8.01(f)), subject  to  Section  8.05  hereof,  pursuant  to and under this  Section  8.01,  unless and until such time as the
Trustee shall appoint a successor Master Servicer  pursuant to Section 8.05, and, without  limitation,  the Trustee
(or the  successor  Master  Servicer  appointed  by the  Depositor,  as the case may be) is hereby  authorized  and empowered to execute and deliver, on behalf of the Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination.  The Master  Servicer and  Certificate  Administrator  agree to cooperate with the Trustee (or the successor  Master  Servicer  appointed by the Depositor,  as the case may be) in effecting the termination of the responsibilities  and rights of the Master Servicer and Certificate  Administrator hereunder,  including,  without limitation, the transfer to the Trustee (or the successor Master Servicer appointed by the  Depositor,  as the case may be), for the  administration  by it, of all amounts that have been deposited by the  Master  Servicer  or  Certificate  Administrator  in the  Collection  Account  or the  Certificate  Account or
thereafter received by the Master Servicer or Certificate Administrator with respect to the Mortgage Loans.

                  Upon  obtaining  notice  or  knowledge  of the  occurrence  of an Event of  Default,  the  Person obtaining  such notice or  knowledge  shall give  prompt  written  notice  thereof to  Certificateholders  at their respective  addresses  appearing  in the  Certificate  Register and to each Rating  Agency.  All costs and expenses
(including  attorneys'  fees)  incurred in  connection  with  transferring  the  servicing  files to the  successor
Servicer and amending this  Agreement to reflect such  succession  as Servicer  pursuant to this Section 8.01 shall be paid by the predecessor  Servicer (or, if the predecessor  Servicer is the Master  Servicer,  by the predecessor

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to such  predecessor,  or, if not so paid,  by the  Trust).  All costs and  expenses  (including  attorneys'  fees)
incurred in connection with  transferring  the master servicing files to the successor Master Servicer and amending this  Agreement to reflect such  succession as Master  Servicer  pursuant to this Section 8.01 shall be paid by the predecessor  Master  Servicer (or, if the predecessor  Master  Servicer is the Trustee,  by the predecessor to such predecessor,  or, if not so paid, by the Trust).  Notwithstanding  the  termination  of the Master  Servicer or any
Servicer  pursuant  hereto,  the Master  Servicer and each  Servicer  shall remain  liable for any causes of action arising out of any Event of Default  relating  to the Master  Servicer or such  Servicer,  respectively,  occurring prior to such termination.

                  The Holders of  Certificates  entitled to at least 66 2/3% of the Voting Rights  allocated to the
Classes  of  Certificates  affected  by an Event of Default  may,  on behalf of all  Certificateholders,  waive any events  permitting  removal of the Master  Servicer as the Master  Servicer  or a Servicer as servicer  pursuant to this  Article VIII,  provided,  however,  that an Event of Default  involving  making a required  distribution on a
Certificate  may only be waived  by all  Holders  of  Certificates,  provided  further,  however,  that an Event of
Default  under  Section  8.01(f) may only be waived with the  consent of the  Depositor.  Upon any waiver of a past default,  such  default  shall cease to exist and any Event of Default  arising  therefrom  shall be deemed to have been  remedied  for every  purpose of this  Agreement.  No such  waiver  shall  extend to any  subsequent  or other default  or impair  any right  consequent  thereto  except to the extent  expressly  so waived.  Notice of any such waiver shall be given by the Certificate Administrator to the Rating Agencies.

                  Section 8.02      Remedies of Trustee.  During the  continuance of any Event of Default,  so long as such Event of Default  shall not have been  remedied,  the  Trustee,  in  addition  to the rights  specified  in
Section  8.01,  shall have the right,  in its own name as trustee of an express  trust,  to take all actions now or hereafter  existing  at law,  in equity or by statute  to  enforce  its  rights  and  remedies  and to protect  the interests,  and  enforce  the rights  and  remedies,  of the  Certificateholders  (including  the  institution  and prosecution of all judicial,  administrative  and other proceedings and the filing of proofs of claim in connection therewith).  Except as otherwise  expressly  provided in this  Agreement,  no remedy provided for by this Agreement shall be  exclusive of any other  remedy,  and each and every  remedy  shall be  cumulative  and in addition to any other  remedy and no delay or  omission to exercise  any right or remedy  shall  impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                  Section 8.03      Directions  by  Certificateholders  and  Duties  of  Trustee  During  Event of
Default.  During  the  continuance  of any Event of  Default,  Holders of  Certificates  evidencing  Voting  Rights aggregating  not less than 25% of each Class of  Certificates  affected  thereby  may  direct the time,  method and place of conducting  any  proceeding  for any remedy  available to the Trustee,  or  exercising  any trust or power conferred upon the Trustee under this Agreement;  provided,  however, that the Trustee shall be under no obligation to pursue any such remedy,  or to exercise any of the trusts or powers vested in it by this  Agreement  (including,

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without  limitation,  (a) the conducting or defending of any  administrative  action or litigation  hereunder or in relation  hereto,  and (b) the terminating of the Master Servicer or any successor  Master Servicer from its rights and duties as servicer  hereunder)  at the request,  order or direction  of any of the  Certificateholders,  unless such  Certificateholders  shall have offered to the Trustee security or indemnity reasonable to the Trustee against the costs,  expenses and liabilities which may be incurred therein or thereby and, provided further,  that, subject to the  provisions  of Section 9.01,  the Trustee  shall have the right to decline to follow any such  direction if the  Trustee,  based upon an Opinion of Counsel,  determines  that the action or  proceeding  so  directed  may not lawfully be taken or if the  Trustee in good faith  determines  that the action or  proceeding  so  directed  would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

                  Section 8.04      Action upon  Certain  Failures of the Master  Servicer or a Servicer  and upon
Event of Default.  In the event that a Responsible  Officer of the Certificate  Administrator  or the Trustee shall have actual  knowledge  of any failure of the Master  Servicer or a Servicer  specified  in Section  8.01(a) or (b)
which would become an Event of Default upon the Master  Servicer's  or such  Servicer's  failure to remedy the same after notice,  the Certificate  Administrator or the Trustee,  as the case may be, shall give notice thereof to the
Master  Servicer or such Servicer,  as applicable.  If a Responsible  Officer of the Certificate  Administrator  or
the Trustee shall have  knowledge of an Event of Default,  the  Certificate  Administrator  or the Trustee,  as the
case may be, shall give prompt written notice thereof to the Certificateholders.

                  Section 8.05      Trustee and Master Servicer to Act; Appointment of Successors.

                  (a)      If an Event of Default  (other  than an Event of Default  pursuant  to Section  8.01(f))
occurs with respect to the Master Servicer, the Trustee shall take action as follows:

                           (i)      On and after the time the  Master  Servicer  receives  a notice of  termination pursuant to Section 8.01,  the Trustee  shall,  subject to the  provisions of Section 7.05 hereof,  be the successor in all respects to the Master  Servicer in its capacity as master  servicer under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating thereto placed on the Master Servicer by the terms and provisions  hereof or shall appoint a successor  pursuant to Section 7.05.  Notwithstanding  anything  provided herein to the contrary,  under no  circumstances  shall any  provision  of this  Agreement  be  construed to require the
         Trustee,  acting in its capacity as successor to the Master  Servicer in its  obligation to make Advances, to advance,  expend or risk its own funds or otherwise  incur any financial  liability in the  performance of its  duties  hereunder  if it  shall  have  reasonable  grounds  for  believing  that  such  funds  are non-recoverable.  Notwithstanding  the above,  the  Trustee  may, if it shall be  unwilling  so to act, or shall,  if it is legally  unable so to act,  appoint,  or petition a court of  competent  jurisdiction  to appoint,  any  established  housing  and home  finance  institution  having a net  worth of not less  than
         $15,000,000 as the successor to the terminated  Master Servicer  hereunder in the assumption of all or any part of the responsibilities,  duties or liabilities of the Master Servicer hereunder;  provided, however,

                                                             105

         that any such  institution  appointed as successor  Master  Servicer shall not, as evidenced in writing by each Rating  Agency,  adversely  affect the then current rating of any Class of  Certificates  immediately prior to the termination of the terminated  Master  Servicer.  The appointment of the Trustee or any other successor  Master  Servicer shall not affect any liability of the  predecessor  Master  Servicer which may have arisen under this Agreement  prior to its  termination as Master  Servicer,  nor shall the Trustee or any other  successor  Master  Servicer  be liable  for any acts or  omissions  of the  predecessor  Master
         Servicer  or for  any  breach  by  such  predecessor  Master  Servicer  of any of its  representations  or warranties  contained herein or in any related document or agreement.  Pending  appointment of a successor to the terminated Master Servicer  hereunder,  unless the Trustee is prohibited by law from so acting, the
         Trustee  shall act in such  capacity as provided  above.  The Trustee and such  successor  shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  (b)      If an Event of Default  (other  than an Event of Default  pursuant  to Section  8.01(f))
occurs with respect to a Servicer, the Master Servicer shall take action as follows:

                           (i)      On and after the time a Servicer  receives a notice of termination  pursuant to
         Section  8.01,  the Master  Servicer  shall,  subject to the  provisions  of Section 3.25  hereof,  be the successor  in all  respects to such  Servicer in its  capacity as servicer  under this  Agreement  and the transactions  set forth or provided  for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto  placed on such Servicer by the terms and  provisions  hereof or shall appoint a successor  pursuant to Section 3.25.  Notwithstanding  anything provided herein to the contrary, under no  circumstances  shall any  provision  of this  Agreement  be  construed  to  require  the  Master
         Servicer,  acting in its  capacity as  successor  to a Servicer in its  obligation  to make  Advances,  to advance,  expend or risk its own funds or otherwise  incur any financial  liability in the  performance of
         its  duties   hereunder  if  it  shall  have  reasonable   grounds  for  believing  that  such  funds  are
         non-recoverable.  Subject to Section 8.05(b)(ii),  as compensation  therefor, the Master Servicer shall be entitled to such  compensation  as the  terminated  Servicer  would have been  entitled to hereunder if no such notice of  termination  had been given.  Notwithstanding  the above,  the Master  Servicer may, if it shall be unwilling so to act, or shall,  if it is legally unable so to act,  appoint,  or petition a court of competent  jurisdiction to appoint,  any established  housing and home finance institution having a net worth  of not  less  than  $15,000,000  as the  successor  to the  terminated  Servicer  hereunder  in the assumption of all or any part of the  responsibilities,  duties or liabilities of such Servicer hereunder;
         provided,  however,  that any such institution  appointed as successor Servicer shall not, as evidenced in writing by each Rating  Agency,  adversely  affect the then  current  rating of any Class of  Certificates immediately  prior to the termination of the terminated  Servicer.  The appointment of the Master Servicer or any other  successor  Servicer  shall not affect any liability of the  predecessor  Servicer  which may have arisen under this Agreement  prior to its  termination as a Servicer,  nor shall the Master  Servicer or any other  successor  Servicer be liable for any acts or omissions of the  predecessor  Servicer or for any breach by such predecessor  Servicer of any of its  representations or warranties  contained herein or in any related  document or  agreement.  Pending  appointment  of a successor to the  terminated  Servicer hereunder,  unless the Master Servicer is prohibited by law from so acting,  the Master Servicer shall act in such  capacity as provided  above.  The Master  Servicer  and such  successor  shall take such  action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                                                             106

                           (ii)     In connection  with the  appointment of a successor  Servicer or the assumption of the duties of a  Servicer,  as  specified  in Section  8.05(b)(i),  the Master  Servicer  may make such arrangements  for the  compensation  of such  successor out of payments on Mortgage  Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

                  (c)      If an Event of Default  pursuant to Section  8.01(f)  occurs with  respect to a Servicer or the  Master  Servicer,  on and  after  the time  such  Servicer  or the  Master  Servicer  receives  a notice of termination  pursuant to Section  8.01,  the  successor to such  Servicer or the Master  Servicer  appointed by the
Depositor  shall be the successor in all respects to such Servicer or the Master  Servicer under this Agreement and the  transactions  set forth or provided  for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating  thereto placed on such Servicer or the Master  Servicer by the terms and provisions  hereof.
The successor to such Servicer or Master  Servicer  shall be an  established  housing and home finance  institution having a net  worth of not less  than  $15,000,000;  provided,  however,  that any such  institution  appointed  as successor  Servicer or Master Servicer shall not, as evidenced in writing by each Rating Agency,  adversely  affect the then  current  rating of any Class of  Certificates  immediately  prior to the  termination  of the  terminated
Servicer or Master  Servicer,  as applicable.  The  appointment of the successor  Servicer or Master Servicer shall not affect any liability of the  predecessor  Servicer or Master  Servicer,  as  applicable,  which may have arisen under this Agreement prior to its termination as a Servicer or Master  Servicer,  nor shall the successor  Servicer or Master  Servicer  be liable  for any acts or  omissions  of the  predecessor  Servicer  or Master  Servicer,  as applicable,  or for any breach by such  predecessor  Servicer or Master Servicer of any of its  representations  or warranties  contained  herein or in any  related  document  or  agreement.  Any such  successor  Servicer or Master
Servicer  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate  any such succession.  In  connection  with the  appointment  of a successor  Servicer or the  assumption  of the duties of a
Servicer,  the Master Servicer may make such  arrangements  for the  compensation of such successor out of payments on Mortgage Loans serviced by the  predecessor  Servicer as it and such  successor  shall agree,  not to exceed the
Servicing Fee Rate.

                  Section 8.06      Notification  to  Certificateholders.  Upon any termination or appointment of a successor to the Master Servicer or a Servicer pursuant to this Article VIII, the Certificate  Administrator  shall give  prompt  written  notice  thereof  to  Certificateholders  at  their  respective  addresses  appearing  in the
Certificate Register and to the Rating Agencies.

                                                    ARTICLE IX

                                     THE TRUSTEE AND CERTIFICATE ADMINISTRATOR

                  Section 9.01      Duties of Trustee and the Certificate Administrator.

                  (a)      The  Trustee  prior to the  occurrence  of an Event of  Default  of which a  Responsible
Officer of the Trustee  shall have actual  knowledge  with  respect to the Master  Servicer and after the curing or waiver of all Events of  Default  with  respect  to the Master  Servicer  which may have  occurred,  undertakes  to perform  such  duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of
Default with respect to the Master  Servicer has occurred of which a Responsible  Officer of the Trustee shall have actual  knowledge  (which has not been cured or waived),  the Trustee shall  exercise such of the rights and powers vested  in it by this  Agreement,  and use the same  degree  of care and skill in their  exercise  as a  reasonably prudent  person would  exercise or use under the  circumstances  in the conduct of such  person's own affairs.  The
Certificate  Administrator  shall perform such duties and only such duties as are  specifically  required of it, as set forth in this Agreement.

                                                             107

                  The Trustee and the Certificate  Administrator,  upon receipt of all  resolutions,  certificates, statements,  opinions,  reports,  documents,  orders  or other  instruments  furnished  to such  Person  which  are specifically  required  to be  furnished  pursuant  to any  provision  of this  Agreement,  shall  examine  them to determine  whether they conform to the  requirements of this Agreement;  provided  however that neither the Trustee nor  the  Certificate  Administrator  shall  be  responsible  for  the  accuracy  or  content  of  any  resolution, certificate,  statement,  opinion,  report,  document,  order or other instrument furnished by the Servicers or the
Depositor  hereunder.  If any such instrument is found not to conform in any material  respect to the  requirements of  this  Agreement,  the  Trustee  or the  Certificate  Administrator,  as the  case  may  be,  shall  notify  the
Certificateholders of such instrument in the event that the Trustee or the Certificate  Administrator,  as the case may be, after so requesting, does not receive a satisfactorily corrected instrument.

                  (b)      No  provision  of this  Agreement  shall be  construed  to  relieve  the  Trustee or the
Certificate  Administrator  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misfeasance; provided, however, that:

                  (i)      Prior to the  occurrence  of an Event of Default with respect to the Master  Servicer of which a  Responsible  Officer of the Trustee shall have actual  knowledge,  and after the curing or waiver of all such Events of Default  with respect to the Master  Servicer  which may have  occurred,  the duties and  obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement;
         neither the Trustee nor the Certificate  Administrator  shall be liable except for the performance of such duties  and  obligations  as are  specifically  set  forth in this  Agreement,  no  implied  covenants  or obligations  shall be read into this Agreement against the Trustee or the Certificate  Administrator  and, in the  absence of bad faith on the part of the  Trustee and the  Certificate  Administrator,  the Trustee
         and the  Certificate  Administrator  may  conclusively  rely,  as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee and the  Certificate  Administrator  by the  Depositor,  the Master  Servicer or any  Servicer and
         which on their face, do not contradict the requirements of this Agreement;

                  (ii)     Neither the Trustee (in its individual  capacity) nor the Certificate  Administrator (in its  individual  capacity)  shall be personally  liable for an error of judgment made in good faith by any
         Responsible  Officer  or other  officers  thereof,  unless  it shall be  proved  that the  Trustee  or the
         Certificate Administrator, as the case may be, was negligent in ascertaining the pertinent facts;

                  (iii)    Neither the Trustee (in its individual  capacity) nor the Certificate  Administrator (in its  individual  capacity)  shall be  personally  liable  with  respect to any action  taken,  suffered or omitted  to be taken by it in good  faith  in  accordance  with the  direction  of  Certificateholders  as provided in Section 8.03;

                                                             108

                  (iv)     The  Trustee  shall not be charged  with  knowledge  of any  default or Event of Default unless a  Responsible  Officer of the  Trustee  assigned  to and  working in the  Corporate  Trust  Office obtains  actual  knowledge  of such  default or Event of Default or any  officer of the  Trustee  receives written  notice of such  default or Event of Default at its  Corporate  Trust  Office.  In the  absence of such notice or actual  knowledge,  the Trustee may  conclusively  assume that there is no default or Event of Default;

                  (v)      The  Certificate  Administrator  shall not be  charged  with  knowledge  of any  default
         (other than a default in payment to the  Certificate  Administrator)  unless a Responsible  Officer of the
         Certificate  Administrator  assigned to working in the Corporate Trust Office obtains actual  knowledge of such failure or event or any officer of the  Certificate  Administrator  receives  written  notice of such failure or event at its  Corporate  Trust  Office and in the  absence of receipt of such  notice or actual knowledge,  the Certificate  Administrator  may  conclusively  assume that there is no default or Event of
         Default;

                  (vi)     No  provision  in  this  Agreement   shall  require  the  Trustee  or  the   Certificate
         Administrator to expend or risk its own funds (including,  without  limitation,  the making of any Advance by the Trustee as a successor  Master  Servicer) or otherwise  incur any personal  financial  liability in the  performance  of any of its  duties as  Trustee  or  Certificate  Administrator  hereunder,  or in the exercise  of any of its  rights or powers,  if the  Trustee or the  Certificate  Administrator  shall have reasonable  grounds for  believing  that  repayment  of funds or adequate  indemnity  against such risk or liability is not reasonably  assured to it, and none of the provisions  contained in this Agreement  shall in any event require the Trustee or the Certificate  Administrator  to perform,  or be responsible for the manner or  performance  of, any of the  obligations  of a  Servicer  under this  Agreement,  except,  with respect to the Master  Servicer,  during such time,  if any, as the Trustee shall be the successor to, and be vested  with the  rights,  duties,  powers  and  privileges  of, the  predecessor  Master  Servicer  in accordance with the terms of this Agreement; and

                  (vii)    Neither the  Certificate  Administrator  nor the Trustee shall have a duty (A) to see to any  recording,  filing,  or  depositing  of this  Agreement  or any  agreement  referred to herein or any financing  statement or  continuation  statement,  or to see to the  maintenance  of any such recording or filing or depositing or to any  rerecording,  refiling or redepositing  of any thereof,  (B) to see to any insurance,  or (C) to see to the  payment  or  discharge  or any tax,  assessment,  or other  governmental charge or any lien or  encumbrance  of any kind owing with  respect to,  assessed or levied  against,  any part of the Trust Estate other than from funds available in the Certificate Account.

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                  Section 9.02      Certain Matters Affecting the Trustee and Certificate Administrator.

                  Except as otherwise provided in Section 9.01:

                  (i)      Each of the  Trustee  and the  Certificate  Administrator  may request and rely upon and shall be  protected  in acting or  refraining  from acting  upon any  resolution,  Officer's  Certificate, certificate  of  auditors  or any other  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper parties;

                  (ii)     Each of the Trustee and the Certificate  Administrator  may consult with counsel and any advice or Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder  in good faith and in  accordance  with such advice or
         Opinion of Counsel;

                  (iii)    Neither the Trustee nor the Certificate  Administrator  shall be under any obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto  at the  request,  order  or  direction  of any of the
         Certificateholders,  pursuant to the provisions of this Agreement,  unless such  Certificateholders  shall have offered to the Trustee or the Certificate  Administrator,  as the case may be, reasonable security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of  Default  of which a  Responsible  Officer  shall have  actual  knowledge  (which has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree  of care  and  skill in their  exercise  as a  prudent  person  would  exercise  or use  under  the circumstances in the conduct of such person's own affairs;

                  (iv)     Neither the Trustee nor the  Certificate  Administrator  shall be personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be  authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v)      Prior to the  occurrence  of an  Event  of  Default  hereunder  of  which a  Responsible
         Officer  of the  Trustee  shall  have  actual  knowledge  and after the curing or waiving of all Events of
         Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the facts or  matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates of any Class evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

                                                             110

                  (vi)     Prior to the  occurrence  of an Event of  Default  hereunder  and  after  the  curing or waiving of all Events of Default  which may have  occurred,  the  Certificate  Administrator  shall not be bound  to make any  investigation  into  the  facts or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates of any Class evidencing,  as to such  Class,  Percentage  Interests  aggregating  not less than  50%;  provided,  however,  that if the payment within a reasonable time to the Certificate  Administrator  of the costs,  expenses or liabilities likely to be incurred  by it in the making of such  investigation  is, in the  opinion of the  Certificate
         Administrator,  not reasonably assured to the Certificate  Administrator by the security afforded to it by the terms of this Agreement,  the Certificate  Administrator may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

                  (vii)    The  right  of  the  Trustee   and  the   Certificate   Administrator   to  perform  any
         discretionary  act  enumerated  in this  Agreement  shall not be  construed  as a duty,  and  neither  the
         Certificate  Administrator  nor the Trustee  shall be  answerable  for other than it negligence or willful misconduct in the performance of such act;

                  (viii)   Neither  the  Trustee nor the  Certificate  Administrator  shall be required to give any bond or surety in respect of the execution of the Trust created  hereby or the powers  granted  hereunder;
         and

                  (ix)     The  Certificate  Administrator  and the Trustee may execute any of the trusts or powers hereunder  or perform any duties  hereunder  either  directly or by or through  agents or attorneys or the
         Custodian or any other  custodian or nominee,  and neither the Trustee nor the  Certificate  Administrator shall be  responsible  for any  misconduct or  negligence  on the part of (1) any such agent,  attorney or custodian appointed by them with due care, or (2) the Custodian.

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                  Section 9.03      Neither  Trustee nor  Certificate  Administrator  Liable for  Certificates  or
Mortgage  Loans.  The recitals  contained  herein and in the  Certificates  (other than the  execution  of, and the authentication  of, the  Certificates  by the Trustee)  shall not be taken as the  statements of the Trustee or the
Certificate  Administrator,  and neither the Trustee nor the Certificate  Administrator assumes  responsibility for their  correctness.  Neither the Trustee nor the  Certificate  Administrator  makes any  representations  as to the validity or sufficiency of this  Agreement or of the  Certificates  or any Mortgage Loans save that the Trustee and the  Certificate  Administrator  represent  that,  assuming due execution and delivery by the other parties hereto, this  Agreement  has been duly  authorized,  executed and  delivered  by it and  constitutes  its legal,  valid and binding  obligation,  enforceable  against it in  accordance  with its terms,  subject  to  applicable  insolvency, receivership,  moratorium and other laws affecting the rights of creditors generally,  and to general principles of equity and the  discretion  of the court  (regardless  of whether  considered in a proceeding in equity or at law).
Neither the Trustee nor the  Certificate  Administrator  shall be  accountable  for the use or  application  by the
Depositor of funds paid to the Depositor in  consideration  of the  assignment of the Mortgage  Loans  hereunder by the Depositor,  or for the use or application of any funds paid to  Subservicers  or any Servicer in respect of the
Mortgage  Loans or  deposited  into a Servicer  Custodial  Account,  the  Collection  Account or any other  account hereunder (other than the Certificate Account) by the Master Servicer or a Servicer.

                  Neither the Trustee nor the Certificate  Administrator  shall at any time have any responsibility or liability  for or with respect to the  legality,  validity  and  enforceability  of any Mortgage or any Mortgage
Loan, or the  perfection  and priority of any Mortgage or the  maintenance  of any such  perfection and priority or for or with  respect  to the  sufficiency  of the Trust  Estate or its  ability  to  generate  the  payments  to be distributed to Certificateholders under this Agreement,  including,  without limitation:  the existence,  condition and ownership of any Mortgaged  Property;  the existence and  enforceability of any hazard insurance thereon (other than if the  Trustee  shall  assume  the duties of a  predecessor  Master  Servicer  pursuant  to Section  8.05 and thereupon  only for the acts or  omissions  of the  Trustee as  successor  Master  Servicer);  the  validity of the assignment of any Mortgage Loan to the Trustee or of any intervening  assignment;  the completeness of any Mortgage
Loan;  the  performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a predecessor  Master  Servicer  pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor  Master  Servicer);  the  compliance by the Depositor,  the Master  Servicer or the Servicers with any warranty  or  representation  made under this  Agreement  or in any related  document  or the  accuracy of any such warranty or  representation;  any investment of monies by or at the direction of the Master  Servicer or a Servicer or any loss resulting  therefrom,  it being  understood  that the Trustee and the Certificate  Administrator  shall remain  responsible  for any part of the Trust Estate that either party may hold in its  individual  capacity;  the acts or omissions of any of the Depositor,  the Master  Servicer (other than if the Trustee shall assume the duties of a  predecessor  Master  Servicer  pursuant to Section 8.05 and  thereupon  only for the acts or omissions of the
Trustee as successor Master  Servicer),  any Servicer,  any Subservicer or any Mortgagor;  any action of the Master
Servicer (other than if the Trustee shall assume the duties of a predecessor  Master  Servicer  pursuant to Section
8.05 and thereupon  only for the acts or omissions of the Trustee as successor  Master  Servicer),  any Servicer or any  Subservicer  taken in the name of the  Trustee or the  Certificate  Administrator;  the  failure of the Master
Servicer,  any Servicer or any  Subservicer to act or perform any duties  required of it as agent of the Trustee or the Certificate  Administrator  hereunder;  or any action by the Trustee or the Certificate  Administrator taken at the instruction of the Master  Servicer (other than if the Trustee shall assume the duties of a predecessor  Master
Servicer  pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor  Master
Servicer) or any Servicer;  provided,  however, that the foregoing shall not relieve the Trustee or the Certificate
Administrator of its obligation to perform its duties under this Agreement.

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                  Section 9.04      Trustee  and  Certificate  Administrator  May  Own  Certificates.  Each  of the
Trustee and the  Certificate  Administrator  in their  individual or any other  capacities  may become the owner or pledgee of  Certificates  with the same  rights it would have if it were not Trustee or  Certificate  Administrator and may  otherwise  deal with the  Master  Servicer,  any  Servicer,  any  Subservicer  or any of their  respective affiliates with the same right it would have if it were not the Trustee or the Certificate Administrator.

                  Section 9.05      Eligibility Requirements for Trustee,  Certificate  Administrator.  Each of the
Trustee and the  Certificate  Administrator  hereunder  shall at all times be (a) an  institution  the  deposits of which are fully  insured by the FDIC and (b) a corporation  or banking  association  organized  and doing  business under the laws of the United States of America or of any State,  authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of not less than  $50,000,000  and subject to  supervision or examination  by  Federal  or State  authority  and (c) with  respect  to every  successor  trustee  or  certificate administrator  hereunder  either an institution (i) the long-term  unsecured debt obligations of which are rated at least "A" by Fitch and S&P and "A2" by  Moody's or (ii) whose  serving  as  Trustee  or  Certificate  Administrator hereunder would not result in the lowering of the ratings  originally  assigned to any Class of  Certificates.  The
Trustee shall not be an affiliate of the Depositor,  the Master  Servicer or any Servicer.  If such  corporation or banking  association  publishes  reports of condition at least annually,  pursuant to law or to the requirements of the  aforesaid  supervising  or  examining  authority,  then for the purposes of this  Section  9.05,  the combined capital and surplus of such  corporation  or banking  association  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trustee or the
Certificate  Administrator  shall cease to be eligible in accordance  with the provision of this Section 9.05,  the
Trustee or the Certificate  Administrator,  as the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06. The Certificate  Administrator  and any successor  Certificate  Administrator may not be the  Depositor  or an affiliate of the  Depositor,  or an  originator,  the Master  Servicer,  a Servicer or
Subservicer of the Mortgage Loans, unless the Certificate Administrator is an institutional trust department.

                  Section 9.06      Resignation  and  Removal of Trustee  and the  Certificate  Administrator.  The
Trustee may at any time resign and be discharged  from the trust hereby  created by giving  written  notice thereof to the Depositor, the Certificate  Administrator,  the Master Servicer and the Servicers and mailing a copy of such notice to all Holders of record.  The  Certificate  Administrator  may at any time resign  (including in connection with the  resignation or termination of the Master  Servicer) by giving written notice thereof to the Trustee,  the
Master  Servicer and the  Depositor  and mailing a copy of such notice to all Holders of record;  provided that any resignation  and  removal  of the  Certificate  Administrator  shall not be  effective  unless and until the Master
Servicer  resigns  and is  removed  in  accordance  with  Section  7.04  hereof.  The  Trustee  or the  Certificate
Administrator,  as applicable,  shall also mail a copy of such notice of  resignation  to each Rating Agency.  Upon

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receiving  such notice of  resignation,  the  Depositor  shall use its best efforts to promptly  appoint a mutually acceptable  successor Trustee or Certificate  Administrator,  as applicable,  by written instrument,  in duplicate, one copy of which  instrument  shall be  delivered  to the  resigning  Trustee  or  Certificate  Administrator,  as applicable,  and one copy to the successor  Trustee or Certificate  Administrator,  as applicable.  If no successor
Trustee or  Certificate  Administrator,  as the case may be, shall have been so appointed  and shall have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Trustee or Certificate
Administrator  may petition any court of  competent  jurisdiction  for the  appointment  of a successor  Trustee or
Certificate Administrator.

                  If (i) at any time the  Trustee or the  Certificate  Administrator  shall cease to be eligible in accordance  with the  provisions  of Section  9.05 and shall fail to resign  after  written  request  therefor by a
Servicer,  (ii) at any time the Trustee or the  Certificate  Administrator  shall become  incapable  of acting,  or shall be  adjudged a bankrupt  or  insolvent,  or a  receiver  or  conservator  of the  Trustee or the  Certificate
Administrator  or of their  respective  property  shall be  appointed,  or any public  officer shall take charge or control of the  Trustee  or the  Certificate  Administrator  or of their  respective  property  or affairs  for the purpose of  rehabilitation,  conservation  or  liquidation,  (iii) the  Certificate  Administrator  fails to timely comply with Article XII, or (iv) the  Certificate  Administrator  is the Master  Servicer,  and a successor  master servicer  is  appointed  pursuant to Section  7.05 or Sections  8.01 and 8.05,  then the  Depositor  may remove the
Trustee or the  Certificate  Administrator,  as the case may be, and  appoint a  successor  Trustee or  Certificate
Administrator by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee or the Certificate Administrator, as applicable, so removed and one copy to the successor.

                  The Holders of  Certificates  evidencing  not less than 50% of the Voting  Rights may at any time remove the  Trustee or the  Certificate  Administrator  by  written  instrument  or  instruments  delivered  to the
Servicers and the Trustee or the Certificate  Administrator,  as applicable;  the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee or Certificate  Administrator,  as the case may be, in accordance with this Section 9.06.

                  Any  resignation  or removal of the Trustee or  Certificate  Administrator  and  appointment of a successor  Trustee or successor  Certificate  Administrator  pursuant to any of the provisions of this Section 9.06 shall become  effective upon acceptance of appointment by the successor  Trustee or Certificate  Administrator,  as the case may be, as  provided  in  Section  9.07.  Notwithstanding  the  foregoing,  in the  event the  Certificate
Administrator  advises the Trustee that it is unable to continue to perform its  obligations  pursuant to the terms of this  Agreement  prior to the  appointment  of a  successor,  the Trustee  shall be  obligated  to perform  such obligations  until a new Certificate  Administrator is appointed.  Such performance  shall be without  prejudice to any claim by a party hereto or beneficiary  hereof  resulting from the  Certificate  Administrator's  breach of its obligations  hereunder.  As  compensation  therefore,  the Trustee  shall be  entitled to all fees the  Certificate
Administrator would have been entitled to if it had continued to act hereunder.

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                  Section 9.07      Successor  Trustee  or  Certificate  Administrator.  Any  successor  Trustee or successor Certificate  Administrator  appointed as provided in Section 9.06 shall execute,  acknowledge and deliver to the  Depositor  and to its  predecessor  Trustee or  Certificate  Administrator,  as  applicable,  an instrument accepting  such  appointment  hereunder,  and thereupon the  resignation or removal of the  predecessor  Trustee or
Certificate  Administrator shall become effective and such successor Trustee or Certificate  Administrator,  as the case may be,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties  and  obligations  of its  predecessor  hereunder,  with like  effect as if  originally  named as Trustee or
Certificate  Administrator,  as applicable,  herein.  The predecessor  Trustee or Certificate  Administrator  shall duly assign,  transfer,  deliver and pay over to the successor  Trustee or Certificate  Administrator,  as the case may be, all related  documents and  statements,  and money and other  property held by it hereunder,  together with all instruments of transfer and assignment or other documents  properly  executed as may be reasonably  required to effect  such  transfer  and such of the  records  or  copies  thereof  maintained  by the  predecessor  Trustee  or
Certificate  Administrator in the administration  hereof as may be reasonably requested by the successor Trustee or
Certificate  Administrator,  as  the  case  may  be,  and  shall  thereupon  be  discharged  from  all  duties  and responsibilities  under  this  Agreement;  provided,  however,  that  if the  predecessor  Trustee  or  Certificate
Administrator has been terminated  pursuant to the third paragraph of Section 9.06, all reasonable  expenses of the predecessor Trustee or Certificate  Administrator  incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

                  No successor Trustee or Certificate  Administrator  shall accept  appointment as provided in this
Section 9.07 unless at the time of such appointment  such successor  Trustee or Certificate  Administrator,  as the case may be, shall be eligible under the provisions of Section 9.05.

                  Upon  acceptance  of  appointment  by  a  successor  Trustee  or  Certificate  Administrator,  as applicable,  as provided in this Section 9.07, the Certificate  Administrator shall cooperate to mail notice of the succession  of such  Trustee  or  Certificate  Administrator,  as the  case may be,  hereunder  to all  Holders  of
Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

                  Section 9.08      Merger or  Consolidation  of  Trustee  or the  Certificate  Administrator.  Any
corporation or banking  association  into which either the Trustee or the Certificate  Administrator  may be merged or converted or with which it may be  consolidated,  or any corporation or banking  association  resulting from any merger,  conversion or  consolidation  to which the Trustee or the Certificate  Administrator  shall be a party, or any corporation or banking  association  succeeding to all or substantially  all of the corporate trust business of the  Trustee  or  the  Certificate  Administrator,  shall  be  the  successor  of the  Trustee  or the  Certificate
Administrator,  as  applicable,  hereunder,  if such  corporation  or banking  association  is  eligible  under the provisions of Section  9.05,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 9.09      Appointment  of  Co-Trustee  or Separate  Trustee.  Notwithstanding  any of the
provisions  hereof,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any  Mortgaged  Property may at the time be located or for any other  reason,  the Master  Servicer and the Trustee acting  jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons approved by the Trustee as  co-trustee or separate  trustee of all or any part of the Trust Estate,  and to vest in

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such Persons,  in such capacity,  such title to the Trust Estate,  or any part thereof,  and,  subject to the other provision of this Section 9.09,  such powers,  duties,  obligations,  rights and trusts as the Master  Servicer and the  Trustee  may  consider  necessary  or  desirable.  If the  Master  Servicer  shall  not  have  joined  in such appointment  within ten days after the receipt by it of a request to do so, the Trustee  alone shall have the power to make such  appointment.  No  co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of eligibility as a successor  Trustee under Section 9.05 and no notice to Holders of  Certificates of the appointment of a co-trustee or a separate trustee shall be required under Section 9.07.

                  In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this Section
9.09,  all rights,  powers,  duties and  obligations  conferred or imposed  upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction  in which any particular  acts are to be performed,  the Trustee shall be  incompetent  or  unqualified  to  perform  such acts,  in which  event such  rights,  powers,  duties and obligations  (including the holding of title to the Trust Estate or any portion  thereof in any such  jurisdiction)
shall be exercised  and  performed by such  separate  trustee or  co-trustee  at the  direction of the Trustee.  No trustee  hereunder  shall  be held  personally  liable  by  reason  of any act or  omission  of any  other  trustee hereunder;  provided,  however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the
Trustee of its obligations hereunder.

                  Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
IX. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property specified in its instrument of appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this  Agreement  relating to the  conduct of,  affecting  the  liability  of, or  affording  protection  to, the
Trustee.  Every such instrument shall be filed with the Trustee.

                  Any  separate  trustee or  co-trustee  may,  at any time,  constitute  the  Trustee  its agent or attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect  of this  Agreement  on its  behalf and in its name.  If any  separate  trustee or  co-trustee  shall become incapable of acting,  resign or be removed,  or shall be adjudged a bankrupt or insolvent,  or a receiver of its property  shall be appointed,  or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor  trustee.  The Trustee may, at any time,  accept the resignation of or remove any separate trustee or co-trustee.

                  Section 9.10      Authenticating  Agents.  The Certificate  Administrator may appoint one or more authenticating  agents  ("Authenticating  Agents")  which shall be authorized  to act on behalf of the  Certificate
Administrator in  authenticating or  countersigning  Certificates.  Initially,  the  Authenticating  Agent shall be
U.S.  Bank  National  Association.  Wherever  reference  is  made  in  this  Agreement  to  the  authentication  or countersigning of Certificates by the Certificate Administrator or the Certificate  Administrator's  certificate of

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authentication  or  countersigning,  such reference shall be deemed to include  authentication or countersigning on behalf of the Trustee by an Authenticating  Agent and a certificate of authentication or countersignature  executed on behalf of the Trustee by an  Authenticating  Agent. Each  Authenticating  Agent must be a corporation or banking association  organized and doing business under the laws of the United States of America or of any State,  having a combined  capital  and  surplus of at least  $15,000,000,  authorized  under such laws to do a trust  business  and subject to supervision or examination by Federal or State authorities.

                  Any  corporation  or banking  association  into which any  Authenticating  Agent may be merged or converted or with which it may be  consolidated,  or any  corporation  or banking  association  resulting  from any merger,  conversion or  consolidation  to which any  Authenticating  Agent shall be a party,  or any corporation or banking association  succeeding to the corporate agency business of any Authenticating  Agent, shall continue to be the  Authenticating  Agent  without  the  execution  or filing of any paper or any  further  act on the part of the
Trustee or the Authenticating Agent.

                  Any  Authenticating  Agent may at any time resign by giving  written notice of resignation to the
Trustee,  the Certificate  Administrator  and the Master Servicer.  The Certificate  Administrator  may at any time terminate the agency of any  Authenticating  Agent by giving written  notice of termination to such  Authenticating
Agent,  the Certificate  Registrar and the Master  Servicer.  Upon receiving a notice of resignation or upon such a termination,  or in case, at any time any  Authenticating  Agent shall cease to be eligible in accordance  with the provisions  of this Section 9.10,  the  Certificate  Administrator  may appoint a successor  Authenticating  Agent, shall give  written  notice of such  appointment  to the Master  Servicer  and the Trustee and shall mail notice of
such  appointment  to  all  Certificateholders.   Any  successor   Authenticating  Agent  upon  acceptance  of  its
appointment  hereunder  shall  become  vested  with all the  rights,  powers,  duties and  responsibilities  of its predecessor  hereunder,  with like effect as if  originally  named as  Authenticating  Agent.  Each  Authenticating
Agent shall be entitled to the rights and benefits and immunities of this Article IX.

                  Section 9.11      Trustee's Fees and Expenses and Certificate  Administrator's Fees and Expenses.
 The Trustee,  as compensation for its services  hereunder,  shall be entitled to an annual fee in an amount agreed upon between the Trustee and the Certificate  Administrator,  payable by the Certificate  Administrator  out of its own funds and not out of any funds of the Trust  Estate.  The  Certificate  Administrator  will be  entitled to the
Certificate  Administrator  Fee for the  performance  of its activities  hereunder.  In addition,  the  Certificate
Administrator  will be entitled to all income and gain  realized from any  investment  of funds in the  Certificate
Account,  if any,  pursuant to Section 3.08, for the performance of its activities  hereunder.  The Trustee and the
Certificate  Administrator  and any  director,  officer,  employee  or agent  of the  Trustee  and the  Certificate
Administrator  shall be  indemnified  by the  Trust  and held  harmless  against  any loss,  liability  or  expense
(including  reasonable  attorney's  fees) (a) incurred in connection with (i) any claim or legal action relating to this  Agreement  or  the  Certificates  or  (ii)  the  performance  of  any of  the  Trustee's  or the  Certificate
Administrator's  duties relating to this Agreement or the Certificates,  other than any loss,  liability or expense incurred  by reason of  willful  misfeasance,  bad faith or  negligence  in the  performance  of any of its  duties hereunder,  (b) resulting  from any tax or  information  return which was prepared by, or should have been prepared by, the  Servicers  or (c) arising out of the transfer of any Private  Certificate  not in  compliance  with ERISA.
Notwithstanding  anything in this  Agreement  to the  contrary,  the Trustee  shall not be liable for any  special,

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indirect  or  consequential  damages  (including  but not  limited to lost  profits),  even if the Trustee has been advised  of the  likelihood  of such loss or damage and  regardless  of the form of action.  Such  indemnity  shall survive  the  termination  of  this  Agreement  or the  resignation  or  removal  of  the  Trustee  or  Certificate
Administrator,  as  applicable,  hereunder.  Without  limiting the  foregoing,  except as otherwise  agreed upon in writing by the Depositor and the Trustee or the Certificate  Administrator,  as applicable, and except for any such expense,  disbursement  or advance as may arise from the Trustee's or the Certificate  Administrator's  negligence, bad faith or willful  misconduct,  the Trust shall reimburse the Trustee and the Certificate  Administrator for all
reasonable expenses,  disbursements and advances incurred or made by the Trustee or the Certificate  Administrator, as  applicable,  in accordance  with any of the  provisions of this  Agreement to the extent  permitted by Treasury
Regulations  Section  1.860G-1(b)(3)(ii)  and (iii).  Except as otherwise provided herein,  neither the Trustee nor the  Certificate  Administrator  shall be entitled to payment or  reimbursement  for any routine  ongoing  expenses incurred by the Trustee or the Certificate  Administrator,  as applicable,  in the ordinary course of its duties as
Trustee or Certificate Administrator, Certificate Registrar or paying agent hereunder or for any other expenses.

                  Section 9.12      [Reserved].

                  Section 9.13      [Reserved].

                  Section 9.14      Limitation of Liability.  The Certificates are executed by the Trustee,  not in its individual  capacity but solely as Trustee of the Trust, in the exercise of the powers and authority  conferred and vested in it by this  Agreement.  Each of the  undertakings  and agreements  made on the part of the Trustee in the  Certificates  is made and intended not as a personal  undertaking  or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                  Section 9.15      Trustee May Enforce Claims Without  Possession of  Certificates.  All rights of action and claims under this Agreement or the  Certificates  may be prosecuted and enforced by the Trustee  without the possession of any of the Certificates or the production  thereof in any proceeding  relating thereto,  and such preceding  instituted by the Trustee  shall be brought in its own name or in its capacity as Trustee.  Any recovery of judgment  shall,  after provision for the payment of the reasonable  compensation,  expenses,  disbursement  and advances of the Trustee,  its agents and counsel, be for the ratable benefit of the  Certificateholders  in respect of which such judgment has been recovered.

                  Section 9.16      Suits for  Enforcement.  In case an Event of  Default  or other  default by the
Master Servicer,  any Servicer or the Depositor  hereunder of which a Responsible Officer of the Trustee shall have actual  knowledge  shall  occur and be  continuing,  the  Trustee,  in its  discretion,  may proceed to protect and enforce  its rights and the  rights of the  Holders of  Certificates  under  this  Agreement  by a suit,  action or proceeding  in equity or at law or  otherwise,  whether for the specific  performance  of any covenant or agreement contained  in  this  Agreement  or in aid of the  execution  of any  power  granted  in this  Agreement  or for the enforcement of any other legal,  equitable or other remedy,  as the Trustee,  being advised by counsel,  shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

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                  Section 9.17      Waiver  of  Bond   Requirement.   Each  of  the  Trustee  and  the  Certificate
Administrator shall be relieved of, and each  Certificateholder  hereby waives, any requirement of any jurisdiction in which the Trust Estate,  or any part thereof,  may be located that the Trustee or the Certificate  Administrator post a bond or other surety with any court, agency or body whatsoever.

                  Section 9.18      Waiver  of  Inventory,  Accounting  and  Appraisal  Requirement.  Each  of  the
Trustee and the  Certificate  Administrator  shall be relieved of, and each  Certificateholder  hereby waives,  any requirement of any  jurisdiction  in which the Trust Estate,  or any part thereof,  may be located that the Trustee or the Certificate  Administrator  file any inventory,  accounting or appraisal of the Trust Estate with any court, agency or body at any time or in any manner whatsoever.

                                                     ARTICLE X

                                                    TERMINATION

                  Section 10.01     Termination  upon  Purchase  by the  Master  Servicer  or  Liquidation  of All
Mortgage Loans.  Subject to Section 10.02, the respective  obligations and  responsibilities of the Depositor,  the
Master  Servicer,  the Servicers,  the  Certificate  Administrator  and the Trustee  created hereby (other than the
obligation  of  Certificate   Administrator  to  make  certain  payments  to  Certificateholders  after  the  Final
Distribution  Date and to send certain  notices as hereinafter  set forth and the  obligations  of the  Certificate
Administrator  pursuant to Sections  5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Certificate  Administrator on the Final  Distribution  Date pursuant to this Article X following the earlier of (a) the  purchase by U.S.  Bank (or a successor  Master  Servicer  thereto)  of all  Mortgage  Loans and all REO
Property  remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal  Balance of
each  Mortgage  Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is  included  pursuant  to  clause  (ii)  below)  and (ii) the fair  market  value of such REO  Property  (as determined  by such  Servicer as of the close of business on the third  Business Day next  preceding  the date upon which notice of any such  termination is furnished to  Certificateholders  pursuant to the fourth paragraph of this
Article  X),  plus any Class  Unpaid  Interest  Shortfall  for any  Class of  Certificates  as well as one  month's interest at the related  Mortgage  Interest Rate on the Stated  Principal  Balance of each Mortgage Loan (including any Mortgage  Loan as to which REO Property has been  acquired) or (b) the final payment or other  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Estate or the  disposition  of all REO Property.

                  Regardless of the  foregoing,  in no event shall the Trust  created  hereby  continue  beyond the expiration  of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.  Kennedy,  the late ambassador of the United States to the Court of St. James's, living on the date hereof.

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                  The  right of U.S.  Bank (or a  successor  Master  Servicer  thereto)  to  repurchase  all of the
Mortgage Loans is conditioned upon the Pool Stated Principal  Balance as of the Final  Distribution Date being less than 5% of the Cut-off Date Pool  Principal  Balance.  If such right is exercised,  the Custodian  shall,  promptly following  payment of the purchase  price,  release to U.S. Bank or its designee the Mortgage  Files  pertaining to the Mortgage Loans being purchased.

                  Notice of any  termination,  specifying the Final  Distribution  Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the
Certificate  Administrator for payment of the final  distribution and for cancellation,  shall be given promptly by
U.S. Bank (if exercising  its right to purchase the assets of the Trust) or by the  Certificate  Administrator  (in
any other case) by letter to  Certificateholders  mailed not earlier  than the 15th day and not later than the 20th day of the month next preceding the month of such final  distribution  specifying  (1) the Final  Distribution Date upon which final payment of the  Certificates  will be made upon  presentation and surrender of Certificates at the office or agency of the  Certificate  Administrator  therein  designated,  (2) the amount of any such final payment and (3) that the Record Date  otherwise  applicable to such  Distribution  Date is not  applicable,  payments being made  only upon  presentation  and  surrender  of the  Certificates  at the  office  or  agency of the  Certificate
Administrator therein specified.  If U.S. Bank is obligated to give notice to  Certificateholders as aforesaid,  it shall give such notice to the Trustee, each Servicer,  the Certificate  Administrator and the Certificate Registrar
at the time such  notice is given to  Certificateholders.  In the event  such  notice is given by U.S.  Bank,  U.S.
Bank shall deposit in the  Certificate  Account at least one Business Day prior to the Final  Distribution  Date in immediately  available funds an amount equal to the amount necessary to make the amount,  if any, on deposit in the
Certificate  Account on the Final  Distribution  Date equal to the  purchase  price for the  related  assets of the
Trust  computed as above  provided  together with a statement as to the amount to be  distributed  on each Class of
Certificates pursuant to the next succeeding paragraph.

                  Upon presentation and surrender of the Certificates,  the Certificate  Administrator  shall cause to be distributed to  Certificateholders  of each Class, to the extent that funds are sufficient  therefor,  in the order set forth in Section  5.02 hereof,  on the Final  Distribution  Date and in  proportion  to their  respective
Percentage  Interests,  with  respect to  Certificateholders  of the same Class,  an amount equal to (I) as to each
Class of  Certificates,  the Class  Certificate  Balance  thereof plus accrued  interest  thereon in the case of an interest  bearing  Certificate and (II) as to the Class 1-A-R  Certificates,  the amounts,  if any, which remain on deposit in the Upper-Tier  Certificate  Account (other than the amounts retained to meet claims) after  application pursuant to clause (I) above.

                  If all of the  Certificateholders  do not  surrender  their  Certificates  for final  payment and cancellation on or before the Final Distribution Date, the Certificate  Administrator  shall on such date cause all funds in the Certificate  Account not distributed in final  distribution  to  Certificateholders  to continue to be held by the Certificate  Administrator  in an Eligible Account for the benefit of such  Certificateholders  and the
Servicers (if it exercised its right to purchase the assets of the Trust Estate) or the  Certificate  Administrator

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(in any other case) shall give a second  written  notice to the  remaining  Certificateholders  to surrender  their
Certificates  for cancellation and receive the final  distribution  with respect thereto.  If within one year after the  second  notice  all the  Certificates  shall not have  been  surrendered  for  cancellation,  the  Certificate
Administrator  may take  appropriate  steps,  or may  appoint an agent to take  appropriate  steps,  to contact the remaining  Certificateholders  concerning  surrender of their Certificates,  and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

                  Section 10.02     Additional Termination Requirements.

                  (a)      If U.S.  Bank  exercises  its purchase  option as provided in Section  10.01,  the Trust
shall  be  terminated  in  accordance  with  the  following   additional   requirements,   unless  the  Certificate
Administrator  and the Trustee  have  received an Opinion of Counsel to the effect that the failure of the Trust to comply with the  requirements  of this Section 10.02 will not (i) result in the  imposition of taxes on "prohibited transactions"  of the Trust as  defined  in Section  860F of the Code,  or (ii)  cause the Trust  Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

                  (i)      within 90 days prior to the Final  Distribution  Date set forth in the  notice  given by
         U.S. Bank under Section  10.01,  the Trustee shall sell all of the assets of the Trust Estate to U.S. Bank for cash; and

                  (ii)     the notice  given by U.S.  Bank or the  Certificate  Administrator  pursuant  to Section
         10.01 shall provide that such notice  constitutes  the adopting of a plan of complete  liquidation  of the
         Upper-Tier  REMIC and the  Lower-Tier  REMIC as of the date of such notice  (or,  if earlier,  the date on which such notice was mailed to  Certificateholders).  The  Certificate  Administrator  shall also specify such date in the final tax return of the Upper-Tier REMIC and Lower-Tier REMIC.

                  (b)      By their  acceptance of the Residual  Certificates,  the Holders thereof hereby agree to take such other action in connection with such plan of complete  liquidation as may be reasonably  requested by the
Depositor, the Trustee or the Certificate Administrator.

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

                  Section 11.01     Amendment.  This  Agreement may be amended from time to time by the  Depositor, the Master Servicer,  the Servicers,  the Certificate  Administrator  and the Trustee without the consent of any of the  Certificateholders,  but if such amendment would adversely affect or add to the duties of the Custodian,  with the consent of the  Custodian (i) to cure any ambiguity or mistake,  (ii) to correct or supplement  any  provisions herein or therein which may be  inconsistent  with any other  provisions of this  Agreement,  any amendment to this
Agreement,  the Certificates or the related Prospectus Supplement,  (iii) to modify, eliminate or add to any of its provisions  to such extent as shall be necessary  to maintain the  qualification  of the  Upper-Tier  REMIC and the
Lower-Tier  REMIC as REMICs at all times that any  Certificates are outstanding or to avoid or minimize the risk of the  imposition  of any tax on either REMIC  pursuant to the Code that would be a claim  against the Trust  Estate,

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provided that (a) the Trustee and the Certificate  Administrator  have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such  qualification  or to avoid or minimize the risk of the imposition  of any such tax and (b) such  action  shall not, as  evidenced  by such  Opinion of Counsel,  adversely affect in any material respect the interests of any  Certificateholder,  (iv) to change the timing and/or nature of deposits  into the  Certificate  Account  provided  that (a) such change  shall not, as  evidenced by an Opinion of
Counsel,  adversely  affect in any  material  respect the  interests of any  Certificateholder  and (b) such change shall not adversely affect the then-current  rating of the Senior  Certificates,  the Class B-1  Certificates,  the
Class B-2  Certificates,  the Class B-3  Certificates,  the Class B-4 Certificates or the Class B-5 Certificates as
evidenced  by a letter  from any  Rating  Agency  rating  such  Certificates  to such  effect,  (v) to comply  with
Regulation  AB, and (vi) to make any other  provisions  with  respect to matters or  questions  arising  under this
Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement,  provided that such action  pursuant  to this clause (vi) shall not, as  evidenced  by an Opinion of Counsel,  adversely  affect in any material  respect the  interests  of any  Certificateholder,  provided  that the  amendment  shall not be deemed to adversely  affect in any  material  respect the  interests of the  Certificateholders  and no Opinion of Counsel to
that effect  shall be required if the Person  requesting  the  amendment  obtains a letter from each Rating  Agency stating that the  amendment  would not result in the  downgrading  or  withdrawal  of the  respective  ratings then assigned to the  Certificates.  Notwithstanding  any contrary  provision of this  Agreement,  the Trustee shall not consent to any  amendment to this  Agreement  for which  consent of the  Certificateholders  has not been  obtained unless it shall have first  received  an Opinion of  Counsel  (subject  to Section  5.08 and at the  expense of the party  seeking  such  amendment)  to the effect that such  amendment  or the  exercise of any power  granted to the
Master  Servicer,  the  Certificate  Administrator,  the Depositor or the Trustee in accordance with such amendment will not result in the  imposition  of a federal tax on the Trust or cause any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  This Agreement may also be amended from time to time by the Depositor,  the Master Servicer,  the
Servicers,  the Certificate  Administrator and the Trustee, with the consent of the Holders of Certificates of each
Class of  Certificates  which is affected by such  amendment,  evidencing,  as to each such Class of  Certificates,
Percentage  Interests  aggregating  not less than 66-2/3%,  for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions of this Agreement or of modifying in any manner the rights of the Holders of such  Certificates;  provided,  however,  that no such amendment  shall (A) reduce in any manner the amount of, or delay the timing of,  collections of payments on Mortgage Loans or  distributions  which are required to be made on any  Certificate  without the consent of the Holder of such  Certificate  or (B) reduce the aforesaid percentage  required to consent to any such amendment,  without the consent of the Holders of all Certificates then
Outstanding.

                  Prior  to the  solicitation  of  consent  of  Certificateholders  in  connection  with  any  such amendment,  the party seeking such amendment  shall furnish the Trustee and the Certificate  Administrator  with an
Opinion of Counsel  stating  whether such amendment  would  adversely  affect the  qualification  of the Upper-Tier
REMIC or the  Lower-Tier  REMIC as REMICs and notice of the  conclusion  expressed in such Opinion of Counsel shall be  included  with any such  solicitation.  An  amendment  made  with the  consent  of all  Certificateholders  and executed in accordance  with this Section 11.01 shall be permitted or authorized by this Agreement  notwithstanding that such Opinion of Counsel may conclude that such  amendment  would  adversely  affect the  qualification  of the
Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

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                  Prior to the  execution  of any  amendment  to this  Agreement,  the Trustee and the  Certificate
Administrator  shall be entitled to receive and rely upon an Opinion of Counsel  (which  shall not be an expense of the Trust Estate)  stating that the  execution of such  amendment is  authorized  and permitted by this  Agreement.
Each of the  Certificate  Administrator  and the Trustee may,  but shall not be  obligated  to, enter into any such amendment which adversely affects its own rights, duties and immunities under this Agreement.

                  It shall not be  necessary  for the consent of  Certificateholders  under this  Section  11.01 to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the  substance  thereof.  The  manner of  obtaining  such  consents  and of  evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be  subject to such  reasonable  requirements  as the  Certificate
Administrator may prescribe.

                  The Trustee shall give prompt  written  notice to the Custodian of any amendment or supplement to this Agreement and shall furnish the Custodian with a written copy thereof.

                  Section 11.02     Recordation  of  Agreement.  This  Agreement is subject to  recordation  in all appropriate  public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the  Mortgages are situated,  and in any other  appropriate  public recording  office or elsewhere,  such  recordation  to be effected by the Servicer  servicing the related  Mortgage
Loans and at its  expense  on  direction  by the  Depositor,  who will act  solely at the  direction  of Holders of
Certificates  evidencing not less than 50% of all Voting Rights,  but only upon receipt of an Opinion of Counsel to the effect that such recordation  materially and beneficially  affects the interests of  Certificateholders  (which
Opinion of Counsel shall not be at the expense of the Depositor).

                  For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

                  Section 11.03     Limitation  on Rights of  Certificateholders.  The death or  incapacity  of any
Certificateholder   shall  not  operate  to   terminate   this   Agreement   or  the  Trust,   nor   entitle   such
Certificateholder's  legal  representatives  or heirs to claim an  accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust,  nor otherwise  affect the rights,  obligations and liabilities of the parties hereto or any of them.

                  No  Certificateholder  shall have any right to vote (except as provided  herein) or in any manner otherwise  control the operation and management of the Trust, or the  obligations of the parties hereto,  nor shall anything  herein set forth,  or contained in the terms of the  Certificates,  be construed so as to constitute  the
Certificateholders  from time to time as partners or members of an association;  nor shall any Certificateholder be under any  liability to any third person by reason of any action  taken by the parties to this  Agreement  pursuant to any provision hereof.

                  No  Certificateholder  shall have any right by virtue or by availing  itself of any provisions of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously  shall have given to the Trustee a written notice of default and of the continuance  thereof,  as provided herein,  and unless also the Holders of Certificates  evidencing  Percentage
Interests  aggregating  not less than 25% of each Class of  Certificates  affected  thereby shall have made written

                                                             123

request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have  offered to the Trustee such  reasonable  indemnity  as it may require  against the costs,  expenses and liabilities  to be incurred  therein or thereby,  and the  Trustee,  for 60 days after its receipt of such  notice, request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or proceeding;
it being  understood  and  intended,  and being  expressly  covenanted by each  Certificateholder  with every other
Certificateholder  and the Trustee,  that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing  itself or themselves of any provisions of this  Agreement to affect,  disturb or prejudice  the rights of the  Holders  of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference  to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the equal,  ratable and common benefit of all  Certificateholders.  For the protection and enforcement  of the  provisions of this Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 11.04     Governing  Law.  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE  STATE OF NEW  YORK,  WITHOUT  APPLICATION  OF THE  CONFLICTS  OF LAWS  PROVISIONS
THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL  OBLIGATIONS  LAW), AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 11.05     Notices.  All  demands,  notices,   instructions,   directions,   requests  and
communications  required to be delivered  hereunder shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  certified  mail,  return  receipt  requested,  to (a) in the case of the
Depositor,  Wachovia  Mortgage Loan Trust,  LLC, 301 S. College Street,  NC5578-Suite G, Charlotte,  NC 28288-5578,
Attention:  General Counsel and Chief Financial Officer,  (b) in the case of National City,  National City Mortgage
Co.,  3232  Newmark Dr.,  Miamisburg,  OH 45342,  Attention:  Mary Beth  Criswell,  (c) in the case of Fifth Third,
Fifth Third Bank, 5001 Kingsley  Drive,  Cincinnati,  Ohio 45263,  Attention:  Steve Johnson MD 1MOB2V,  (d) in the
case  of  SunTrust,  SunTrust  Mortgage,  Inc.,  1001  Semmes  Avenue,  Richmond,  VA  23224,  Attention:   Annette
Holman-Foreman,  (e) in the case of Wells Fargo, 1 Home Campus,  Des Moines,  Iowa 50328-0001,  Attention:  John B.
Brown,  MAC  X2302-033,  with a copy to General  Counsel,  MAC X2401-06T,  (f) in the case of the Master  Servicer,
2121 Cliff  Drive,  #205,  Eagan,  MN 55122,  Attention:  WMLT Series  2007-A,  (g) in the case of the  Certificate
Administrator,  at its Corporate Trust Office,  (h) in the case of the Trustee,  at its Corporate Trust Office, (i)
in the case of  Fitch,  Fitch  Ratings,  One State  Street  Plaza,  New York,  New York  10004,  Attn:  Residential
Mortgage  Surveillance  Group,  and (j) in the case of S&P,  Standard  and Poor's,  a division  of The  McGraw-Hill
Companies,  Inc., 55 Water Street,  New York, New York 10041,  Attn:  Mortgage  Surveillance  Group; or, as to each party,  at such other  address as shall be designated  by such party in a written  notice to each other party.  Any notice  required or  permitted  to be mailed to a  Certificateholder  shall be given by first  class mail,  postage prepaid,  at the  address of such  Holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the
Certificateholder receives such notice.

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                  Section 11.06     Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions  or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants, agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 11.07     Certificates    Nonassessable   and   Fully   Paid.   It   is   intended   that
Certificateholders  shall not be personally  liable for  obligations of the Trust,  that the  beneficial  ownership interests  represented by the Certificates  shall be  nonassessable  for any losses or expenses of the Trust or for any  reason  whatsoever,  and that  Certificates  upon  execution,  countersignature  and  delivery  thereof by the
Certificate Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

                  Section 11.08     Access to List of  Certificateholders.  The Certificate  Registrar will furnish or cause to be furnished  to the Trustee and the  Certificate  Administrator,  within 5 days after the receipt of a request by the  Trustee  and/or the  Certificate  Administrator  in  writing,  a list,  in such form as the Trustee and/or the Certificate  Administrator may reasonably require, of the names and addresses of the  Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

                  If three or more  Certificateholders  apply  in  writing  to the  Trustee,  and such  application states that the applicants desire to communicate with other  Certificateholders  with respect to their rights under this Agreement or under the  Certificates and is accompanied by a copy of the  communication  which such applicants propose to transmit,  then the Trustee  shall,  within five  Business  Days after the receipt of such  application, afford such applicants  access during normal business hours to the most recent list of  Certificateholders  held by the  Trustee.  If such a list is as of a date more than 90 days prior to the date of  receipt  of such  applicants'
request,  the Trustee shall promptly  request from the Certificate  Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

                  Every  Certificateholder,  by  receiving  and  holding  such list,  agrees  with the  Certificate
Registrar,  the Certificate  Administrator and the Trustee that neither the Certificate Registrar,  the Trustee nor the Certificate  Administrator  shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders  hereunder,  regardless of the source from which such information was derived.

                                                    ARTICLE XII

                                                1934 ACT REPORTING

                  Section 12.01     Commission Reporting.

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                  (a)      The Certificate  Administrator,  each Servicer and the Master Servicer shall  reasonably cooperate with the Depositor in connection with the Trust's  satisfying the reporting  requirements  under the 1934
Act.  The  Certificate  Administrator  shall  prepare  on behalf of the  Depositor  any  Forms  8-K,  10-D and 10-K customary  for similar  securities as required by the 1934 Act, and the  Depositor  shall sign and the  Certificate
Administrator shall file (via EDGAR) such forms on behalf of the Depositor.

                  (b)      Failure of a Servicer to timely  comply with this  Article XII  (including  with respect to the time frames required in this Article) shall be deemed an Event of Default,  and the Master Servicer,  at the
direction  of the  Depositor,  shall,  in  addition  to  whatever  rights the Master  Servicer  may have under this
Agreement and at law or equity or to damages,  including  injunctive relief and specific  performance,  upon notice immediately  terminate  all the rights and  obligations  of such  Servicer  under this  Agreement and in and to the
Mortgage Loans and the proceeds thereof without  compensating  such Servicer for the same, and the Depositor shall, in  accordance  with  Sections  8.01 and 8.05,  thereupon  appoint  a  successor  Servicer.  This  paragraph  shall supersede any other provision in this Agreement or any other agreement to the contrary.

                  (c)      Failure of the Master  Servicer to timely comply with this Article XII  (including  with respect to the time frames required in this Article) shall be deemed an Event of Default,  and the Trustee,  at the direction of the  Depositor,  shall,  in addition to whatever  rights the Trustee may have under this Agreement and at law or equity or to damages,  including  injunctive  relief and specific  performance,  upon notice  immediately terminate all the rights and  obligations  of the Master  Servicer  under this Agreement and in and to the Mortgage
Loans and the proceeds  thereof without  compensating the Master Servicer for the same, and the Depositor shall, in accordance with Sections 8.01 and 8.05,  appoint a successor  Master  Servicer.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

                  (d)      If  the  Certificate  Administrator  fails  to  timely  comply  with  this  Article  XII
(including  with respect to the time frames  required in this Article),  the Trustee,  at the written  direction of the  Depositor,  shall,  in  addition to whatever  rights the Trustee may have under this  Agreement  and at law or equity or to damages,  including injunctive relief and specific performance,  upon notice immediately terminate all the rights and obligations of the Certificate  Administrator  under this Agreement and in and to the Mortgage Loans and the proceeds thereof without  compensating the Certificate  Administrator for the same, and the Depositor shall thereupon  appoint a successor  Master Servicer  pursuant to Section 9.07. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

                  (e)      Each of the  parties  acknowledges  and agrees  that the  purpose  of Article  XII is to facilitate  compliance  by the Depositor  with the  provisions of  Regulation  AB.  Therefore,  each of the parties agrees that (i) the  obligations  of the parties  hereunder  shall be interpreted in such a manner as to accomplish that purpose,  (ii) the parties'  obligations  hereunder will be supplemented and modified in writing, as agreed to and executed by the parties hereto,  as necessary to be consistent with any such  amendments,  interpretive  advice or  guidance,  convention  or  consensus  among  active  participants  in the  asset-backed  securities  markets or otherwise  in respect of the  requirements  of  Regulation  AB,  (iii) the parties  shall  comply  with  reasonable

                                                             126

requests made by the Depositor,  the Master  Servicer or the Certificate  Administrator  for delivery of additional information as the Depositor,  the Master Servicer or the  Certificate  Administrator  may reasonably  determine is necessary  to comply  with the  provisions  of  Regulation  AB,  to the  extent  the  delivery  of such  additional information is practicable  from a timing  perspective,  and (iv) no amendment of this Agreement  shall be required to effect any such changes in the parties'  obligations  as are necessary to accommodate  evolving  interpretations of the provisions of Regulation AB.

                  Section 12.02     Form 10-D Reporting.  Within 15 days after each  Distribution  Date (subject to permitted  extensions  under the 1934 Act), the Certificate  Administrator  shall prepare and file on behalf of the
Trust any Form 10-D  required by the 1934 Act, in form and  substance as required by the 1934 Act. The  Certificate
Administrator  shall file each such Form 10-D with a copy of the related Monthly Statement  attached  thereto.  Any disclosure in addition to the Monthly  Statement  that is required to be included on Form 10-D  ("Additional  Form
10-D  Disclosure")  shall be  reported  by the  parties  set forth on Exhibit S to the  Depositor  and  Certificate
Administrator and directed and approved by the Depositor pursuant to the following  paragraph,  and the Certificate
Administrator  will have no duty or liability  for any failure  hereunder  to  determine or prepare any  Additional
Form 10-D Disclosure, except as set forth in the next paragraph.

                  As set forth on Exhibit S hereto,  within two  Business  Days  after each  Distribution  Date for which a Form 10-D is required to be filed,  (i) the parties set forth  thereon  shall be required to provide to the
Certificate   Administrator  and  the  Depositor,  to  the  extent  known  by  a  responsible  person  thereof,  in
EDGAR-compatible  form, or in such other form as otherwise  agreed upon by the Certificate  Administrator  and such party,  the form and substance of any  Additional  Form 10-D  Disclosure  together  with an  additional  disclosure notification  in the form of Exhibit U hereto (an  "Additional  Disclosure  Notification")  and (ii) the  Depositor
will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form
10-D  Disclosure on the related Form 10-D. The Depositor will be responsible  for any reasonable  fees and expenses assessed or incurred by the  Certificate  Administrator  in  connection  with  including any  Additional  Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

                  At  least  eight  calendar  days  prior  to the  date a Form  10-D is due to be  filed  with  the
Commission (the "10-D Filing Deadline"),  the Certificate  Administrator shall forward  electronically a draft copy of the Form 10-D to the  Depositor  for review.  Within two  calendar  days of receipt,  but in no event later than the  sixth  calendar  day  prior  to  the  10-D  Filing  Deadline,  the  Depositor  shall  notify  the  Certificate
Administrator  of any changes to or approval  of such Form 10-D.  In the absence of receipt of any written  changes or approval,  the Certificate  Administrator  shall be entitled to assume that such Form 10-D is in final form, and the  Certificate  Administrator  shall deliver the Form 10-D to the Master  Servicer for  execution.  No later than five calendar days prior to the 10-D Filing  Deadline,  a duly  authorized  representative  of the Master  Servicer shall  sign the Form  10-D and  deliver  such  Form  10-D to the  Certificate  Administrator  for  filing  with the
Commission.  If a Form 10-D cannot be filed on time or if a  previously  filed Form 10-D needs to be  amended,  the

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Certificate  Administrator  will follow the procedures set forth in Section 12.05.  Promptly (but no later than one
Business Day) after filing with the Commission,  the Certificate  Administrator will make available on its internet website a final  executed copy of each Form 10-D prepared and filed by the  Certificate  Administrator.  Each party to this Agreement  acknowledges  that the performance by the Master Servicer and the Certificate  Administrator  of
its duties  under this  Section  12.02  related to the  timely  preparation,  execution  and filing of Form 10-D is contingent upon such parties strictly  observing all applicable  deadlines in the performance of their duties under this Section 12.02.  Neither the  Certificate  Administrator  nor the Master  Servicer shall have any liability for any loss,  expense,  damage or claim  arising out of or with  respect to any failure to  properly  prepare,  timely execute  and/or  timely  file such Form 10-D,  where such  failure  results  from the  Certificate  Administrator's inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-D,  not  resulting  from its own  negligence,  bad faith or willful misconduct.

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                  Section 12.03     Form 10-K  Reporting.  On or prior to March 1 of each year in which a Form 10-K must be filed with respect to the Trust,  the Depositor will provide to the  Certificate  Administrator  a draft of the first page of a Form 10-K that  includes the  information  regarding the Depositor and the Trust as approved by the  Depositor  for  inclusion in the Form 10-K to be prepared by the  Certificate  Administrator  pursuant to this
Section  12.03.  Within 90 days  after the end of each  fiscal  year of the  Trust or such  earlier  date as may be required  by the 1934 Act (the "10-K  Filing  Deadline")  (it being  understood  that the fiscal year for the Trust ends on December  31st of each year) in which a Form 10-K is  required by the 1934 Act to be filed with  respect to the Trust,  commencing in March 2008, the Certificate  Administrator  shall prepare and file on behalf of the Trust a Form 10-K,  in form and  substance as required by the 1934 Act.  Each such Form 10-K shall  include the following items, in each case to the extent they have been delivered to the Certificate  Administrator  within the applicable time frames set forth in this Agreement and the related  Custodial  Agreement,  (i) the Item 1123  Certificate  for
each Servicer,  each Additional Servicer and the Master Servicer (each, a "Reporting  Servicer") as described under
Section 12.06,  (ii)(A) the Assessment of Compliance  with servicing  criteria for each Reporting  Servicer and any
Servicing  Function  Participant  as described  under Section  12.07,  and (B) if any  Reporting  Servicer's or any
Servicing  Function  Participant's  Assessment of Compliance  identifies  any material  instance of  noncompliance, disclosure  identifying such instance of noncompliance,  or if any Reporting  Servicer's or any Servicing  Function
Participant's  Assessment  of  Compliance  is not  included as an exhibit to such Form 10-K,  disclosure  that such report is not included and an explanation why such report is not included,  (iii)(A) the  Accountant's  Attestation for each Reporting  Servicer and any Servicing Function  Participant,  as described under Section 12.08, and (B) if any  Accountant's  Attestation  identifies any material  instance of  noncompliance,  disclosure  identifying  such instance of  noncompliance,  or if any such  Accountant's  Attestation  is not  included as an exhibit to such Form
10-K,  disclosure that such report is not included and an explanation  why such report is not included,  and (iv) a
Sarbanes-Oxley   Certification   as  described  in  Section  12.09   (provided,   however,   that  the  Certificate
Administrator,  at its discretion, may omit from the Form 10-K any Item 1123 Certificate,  Assessment of Compliance
or  Accountants  Attestation  that is not required to be filed with such Form 10-K pursuant to Regulation  AB). Any disclosure  or  information  in  addition  to (i)  through  (iv) above that is required to be included on Form 10-K
("Additional  Form 10-K  Disclosure")  shall be reported by the parties set forth on Exhibit V to the Depositor and
Certificate  Administrator and directed and approved by the Depositor pursuant to the following paragraph,  and the
Certificate  Administrator  will have no duty or  liability  for any failure  hereunder to determine or prepare any
Additional Form 10-K Disclosure, except as set forth in the next paragraph.

                  As set forth on  Exhibit V hereto,  no later  than March 1 of each year that the Trust is subject to the 1934 Act reporting  requirements,  commencing  in 2008 (or March 15 with respect to the Master  Servicer and the  Certificate  Administrator),  (i) the  parties  set forth on  Exhibit V shall be  required  to  provide to the
Certificate  Administrator  and  the  Depositor,  to  the  extent  known  by  a  responsible  officer  thereof,  in
EDGAR-compatible  form, or in such other form as otherwise  agreed upon by the Certificate  Administrator  and such party,  the form and substance of any Additional Form 10-K Disclosure,  if applicable,  together with an Additional
Disclosure Notification and (ii) the Depositor will approve, as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form 10-K  Disclosure on Form 10-K. The Depositor will be responsible  for any  reasonable  fees and  expenses  assessed or incurred  by the  Certificate  Administrator  in  connection  with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                                                             129

                  After  preparing the Form 10-K, the  Certificate  Administrator  shall forward  electronically  a draft copy of the Form 10-K to the Depositor  for review.  Within three  Business Days of receipt,  but in no event later than March 23, the Depositor  shall notify the Certificate  Administrator  in writing (which may be furnished electronically)  of any  changes to or  approval  of such Form  10-K.  In the  absence  of  receipt of any  written changes or  approval  the  Certificate  Administrator  shall be  entitled to assume that such Form 10-K is in final form.  No later  than the  close of  business  on the 4th  Business  Day  prior to the 10-K  Filing  Deadline,  the
Depositor  shall  sign the Form 10-K and  return  an  electronic  or fax copy of such  signed  Form  10-K  (with an original  executed hard copy to follow by overnight mail) to the Certificate  Administrator.  If a Form 10-K cannot be filed on time or if a  previously  filed Form 10-K  needs to be  amended,  the  Certificate  Administrator  will follow the procedures  set forth in Section  12.05.  Promptly (but no later than one (1) Business Day) after filing with the Commission,  the Certificate  Administrator  will make available on its internet  website a final executed copy of each  Form  10-K  prepared  and filed by the  Certificate  Administrator.  The  parties  to this  Agreement acknowledge  that the  performance by the Master  Servicer and the  Certificate  Administrator  of its duties under this Section 12.03 related to the timely  preparation  and filing of Form 10-K is contingent upon such parties (and the Custodian,  Servicers and any Additional  Servicer or Servicing  Function  Participant)  strictly observing all applicable  deadlines in the performance of their duties under Article XII.  Neither the Certificate  Administrator nor the Master  Servicer  shall have any  liability  for any loss,  expense,  damage,  claim arising out of or with respect to any failure to properly  prepare and/or timely file such Form 10-K,  where such failure results from the
Certificate  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto  needed to prepare,  arrange for execution or file such Form 10-K,  not  resulting  from its own negligence, bad faith or willful misconduct.

                  Section 12.04     Form 8-K  Reporting.  Within four (4) Business Days after the  occurrence of an event  requiring  disclosure  on Form 8-K  (each  such  event,  a  "Reportable  Event"),  and if  requested  by the
Depositor,  the Certificate  Administrator  shall prepare and file on behalf of the Trust any Form 8-K, as required by the 1934 Act,  provided  that the Depositor  shall file the initial Form 8-K in connection  with the issuance of the  Certificates.  Any disclosure or information  related to a Reportable  Event or that is otherwise  required to be included on Form 8-K ("Form 8-K Disclosure  Information")  shall be reported by the parties set forth on Exhibit
W to the Depositor and the  Certificate  Administrator  and directed and approved by the Depositor  pursuant to the following  paragraph,  and the Certificate  Administrator  will have no duty or liability for any failure hereunder to  determine  or prepare  any Form 8-K  Disclosure  Information  or any Form 8-K,  except as set forth in the next paragraph.

                  As set forth on Exhibit W hereto,  for so long as the Trust is subject to the 1934 Act  reporting requirements,  no later than the end of business (New York City time) on the 2nd Business Day after the  occurrence of a  Reportable  Event (i) the  parties to this  transaction  shall be  required  to  provide  to the  Certificate
Administrator and the Depositor,  to the extent known by a responsible officer thereof,  in EDGAR-compatible  form, or in such other form as  otherwise  agreed upon by the  Certificate  Administrator  and such  party,  the form and

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substance  of any  Form  8-K  Disclosure  Information,  if  applicable,  together  with  an  Additional  Disclosure
Notification  and (ii) the Depositor  will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Form 8-K Disclosure  Information.  The Depositor will be responsible  for any reasonable  fees and expenses  assessed or incurred by the  Certificate  Administrator  in  connection  with  including any Form 8-K
Disclosure Information on Form 8-K pursuant to this paragraph.

                  After  preparing  the Form 8-K, the  Certificate  Administrator  shall forward  electronically  a draft copy of the Form 8-K to the  Depositor for review.  Promptly,  but no later than the close of business on the
3rd Business Day after the Reportable  Event,  the Depositor shall notify the Certificate  Administrator in writing of any changes to or approval  of such Form 8-K.  In the  absence of receipt of any  written  changes or  approval, the  Certificate  Administrator  shall be  entitled  to  assume  that  such  Form  8-K is in final  form and a duly authorized  representative  of the Certificate  Administrator may proceed with the execution and filing of the Form
8-K. A duly  authorized  representative  of the Master  Servicer  shall sign the Form 8-K.  If a Form 8-K cannot be filed on time or if a previously  filed Form 8-K needs to be amended,  the  Certificate  Administrator  will follow the  procedures  set forth in Section  12.05.  Promptly  (but no later than one (1) Business Day) after filing with the Commission,  the Certificate  Administrator  will make available on its internet  website a final executed copy of each Form 8-K prepared and filed by the  Certificate  Administrator.  The parties to this Agreement  acknowledge that the  performance by the  Certificate  Administrator  and the Master  Servicer of its duties under this Section
12.04 related to the timely  preparation and filing of Form 8-K is contingent upon such parties strictly  observing all  applicable  deadlines  in the  performance  of their  duties  under this  Section  12.04.  Neither  the Master
Servicer  nor the  Certificate  Administrator  shall  have any  liability  for any loss,  expense,  damage or claim arising out of or with  respect to any failure to properly  prepare  and/or  timely file such Form 8-K,  where such failure  results  from the  Certificate  Administrator's  inability  or failure to obtain or  receive,  on a timely basis,  any  information  from any other party hereto  needed to prepare,  arrange for  execution or file such Form
8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Section 12.05     Delisting;  Amendment;  Late Filing of Reports.  On or before January 30 of the first  year in  which  the  Certificate  Administrator  is able to do so  under  applicable  law,  the  Certificate
Administrator  shall prepare and file a Form 15  Suspension  Notification  relating to the automatic  suspension of reporting in respect of the Trust under the 1934 Act.

                  In the event that the  Certificate  Administrator  is unable to timely  file with the  Commission all or any required  portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement  because required disclosure  information  was either not  delivered to it or delivered to it after the delivery  deadlines set forth in this Agreement or for any other reason, the Certificate  Administrator shall promptly notify  electronically the
Depositor.  In the case of Form 10-D and 10-K,  the parties to this Agreement  shall  cooperate to prepare and file a Form  12b-25 and a 10-D/A and  10-K/A as  applicable,  pursuant  to Rule  12b-25 of the 1934 Act.  In the case of
Form 8-K, the  Certificate  Administrator  will,  upon receipt of all required Form 8-K Disclosure  Information and upon the approval and direction of the  Depositor,  include such  disclosure  information on the next Form 10-D. In the event that any  previously  filed Form 8-K, 10-D or 10-K needs to be amended in connection  with any Additional

                                                             131

Form 10-D Disclosure,  the Certificate  Administrator  shall  electronically  notify the Depositor and such parties will  cooperate to prepare any necessary  Form 8-K/A,  10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K or 10-D shall be signed by a duly authorized  representative  of the Master Servicer.  Any amendment to
Form 10-K shall be signed by the  Depositor.  The parties to this  Agreement  acknowledge  that the  performance by the  Certificate  Administrator  and the Master  Servicer of their duties under this Section  12.05  related to the timely  preparation  and filing of Form 15, a Form 12b-25 or any  amendment to Form 8-K, 10-D or 10-K is contingent upon each such party  performing  its duties under this  Section.  Neither the  Certificate  Administrator  nor the
Master Servicer shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or timely file any such Form 15, Form 12b-25 or any  amendments to Forms 8-K,
10-D or 10-K,  where such failure  results from the Certificate  Administrator's  inability or failure to obtain or receive,  on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 15,  Form  12b-25 or any  amendments  to Forms  8-K,  10-D or 10-K,  not  resulting  from its own negligence, bad faith or willful misconduct.

                  Section 12.06     Annual  Statements of Compliance.  The Master  Servicer and each Servicer shall deliver or  otherwise  make  available  (and the Master  Servicer  and each  Servicer  shall  cause any  Additional
Servicer  engaged by it to  deliver or  otherwise  make  available)  to the  Master  Servicer  and the  Certificate
Administrator  on or before March 1 of each year (or with respect to the Master  Servicer,  March 15 of each year), commencing  in March  2008,  an  Officer's  Certificate  (an "Item  1123  Certificate")  stating,  as to the signer thereof,  that (A) a review of such party's  activities  during the preceding  calendar year or applicable  portion thereof and of such party's  performance  under this Agreement,  or such other applicable  agreement in the case of an  Additional  Servicer,  has been made under such  officer's  supervision  and (B) to the best of such  officer's knowledge,  based on such review, such party has fulfilled all its obligations under this Agreement,  or such other applicable  agreement in the case of an  Additional  Servicer,  in all material  respects  throughout  such year or applicable  portion  thereof,  or, if there has been a failure  to  fulfill  any such  obligation  in any  material respect,  specifying  each such failure  known to such officer and the nature and status  thereof.  Promptly  after receipt  of each such Item 1123  Certificate,  the  Depositor  shall  review  such Item 1123  Certificate  and,  if applicable,  consult with each such party,  as applicable,  as to the nature of any failures by such party,  in the fulfillment  of any of such party's  obligations  hereunder or, in the case of an Additional  Servicer,  under such other applicable agreement.

                  The Master  Servicer shall include all annual  statements of compliance  received by it from each
Servicer with its own annual statement of compliance to be submitted to the Certificate  Administrator  pursuant to this Section.

                  In the  event the  Master  Servicer  or any  Additional  Servicer  engaged  by any such  party is terminated  or resigns  pursuant  to the terms of this  Agreement,  or any  applicable  agreement  in the case of a
Additional  Servicer,  as the case may be,  such party  shall  provide an Item 1123  Certificate  pursuant  to this
Section  12.06  or to such  applicable  agreement,  as the  case  may be,  notwithstanding  any  such  termination, assignment or resignation.

                  Section 12.07     Annual  Assessments of Compliance.  By March 1 of each year (or with respect to the Master  Servicer and the  Certificate  Administrator,  March 15 of each year),  commencing  in March 2008,  the
Master  Servicer,  the  Certificate  Administrator  and each  Servicer,  each at its own expense,  shall furnish or otherwise  make  available,  and each such party shall cause any Servicing  Function  Participant  engaged by it to furnish or otherwise make available,  each at its own expense,  to the Master  Servicer,  a report on an assessment

                                                             132

of compliance with the Relevant  Servicing  Criteria (an "Assessment of Compliance")  that contains (A) a statement by such party of its  responsibility  for assessing  compliance with the Relevant Servicing Criteria for each party as set forth on  Exhibit  R, (B) a  statement  that such  party  used the  Relevant  Servicing  Criteria  to assess compliance  with the Relevant  Servicing  Criteria,  (C) such party's  assessment of  compliance  with the Relevant
Servicing  Criteria  as of and for the  fiscal  year  covered by the Form 10-K  required  to be filed  pursuant  to
Section 12.03,  including,  if there has been any material  instance of noncompliance  with the Relevant  Servicing
Criteria,  a  discussion  of each such  failure  and the nature  and status  thereof,  and (D) a  statement  that a registered public accounting firm has issued an Accountant's  Attestation on such party's  Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

                  No later  than the end of each  fiscal  year for the  Trust for  which a 10-K is  required  to be filed,  each Servicer and the Master Servicer shall each forward to the Certificate  Administrator the name of each
Servicing  Function  Participant  engaged by it and what  Relevant  Servicing  Criteria  will be  addressed  in the
Assessment of Compliance  prepared by such  Servicing  Function  Participant  (provided,  however,  that the Master
Servicer need not provide  information  to the  Certificate  Administrator  so long as the Master  Servicer and the
Certificate  Administrator  are the same  person).  When the Master  Servicer and each  Servicer (or any  Servicing
Function  Participant  engaged by them) submit their  Assessments of Compliance to the  Certificate  Administrator,
such parties will also at such time include the Assessments of Compliance (and Accountant's  Attestation)  pursuant to Section 12.08 of each Servicing Function Participant engaged by it.

                  Promptly  after receipt of each  Assessment of Compliance,  the Depositor  shall review each such report and, if applicable,  consult with the Master Servicer, the Certificate Administrator,  each Servicer and any
Servicing Function  Participant  engaged by such parties as to the nature of any material instance of noncompliance with the  Relevant  Servicing  Criteria by each such party.  Notwithstanding  the  foregoing,  none of such parties will be  required  to deliver  any  Assessment  of  Compliance  until  April 15 in any given year so long as it has received  written  confirmation  from the Depositor  that a Form 10-K is not required to be filed in respect of the
Trust for the preceding calendar year.

                  The  Master  Servicer  shall  include  all  Assessments  of  Compliance  received  by it from the
Servicers with its own Assessment of Compliance to be submitted to the Certificate  Administrator  pursuant to this
Section.

                                                             133

                  In the event the  Master  Servicer,  the  Certificate  Administrator  or any  Servicing  Function
Participant  engaged  by any such  party is  terminated,  assigns  its rights  and  obligations  under,  or resigns pursuant to, the terms of this Agreement,  or any other applicable agreement,  as the case may be, such party shall provide  an  Assessment  of  Compliance  pursuant  to this  Section  12.07,  or such  other  applicable  agreement, notwithstanding any such termination, assignment of resignation.

                  The Master  Servicer shall enforce any  obligation of the  Custodian,  to the extent set forth in the Custodial  Agreement to deliver to the Master  Servicer an  Assessment of Compliance  within the time frame set forth in, and in such form and  substance  as may be  required  pursuant  to the  Custodial  Agreement.  The Master
Servicer shall include such  Assessment of Compliance  with its own Assessment of Compliance to be submitted to the
Certificate Administrator pursuant to this Section.

                  Section 12.08     Accountant's  Attestation.  By March 15 of each year,  commencing in 2008,  the
Master Servicer,  the Certificate  Administrator and each Servicer,  each at its own expense, shall cause, and each such party shall cause any  Servicing  Function  Participant  engaged by it to cause,  each at its own  expense,  a registered  public  accounting firm (which may also render other services to the Master  Servicer,  the Certificate
Administrator  or a  Servicer  or such other  Servicing  Function  Participants,  as the case may be) and that is a member of the  American  Institute  of  Certified  Public  Accountants  to  furnish a report  (the  "Accountant's
Attestation") to the Master Servicer,  to the effect that (i) it has obtained a  representation  regarding  certain matters  from the  management  of such party,  which  includes an assertion  that such party has complied  with the
Relevant  Servicing  Criteria,  and (ii) on the basis of an examination  conducted by such firm in accordance  with standards for  attestation  engagements  issued or adopted by the PCAOB,  it is expressing an opinion as to whether such party's  compliance with the Relevant  Servicing  Criteria was fairly stated in all material  respects,  or it cannot express an overall  opinion  regarding  such party's  assessment of compliance  with the Relevant  Servicing
Criteria.  In the event that an overall opinion cannot be expressed,  such registered  public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be  available  for general use and not contain restricted use language.

                  Promptly  after  receipt  of such  Accountant's  Attestations  from  the  Master  Servicer,  each
Servicer,  the Custodian,  the Certificate  Administrator  or any Servicing  Function  Participant  engaged by such parties,  (i) the  Depositor  shall  review the reports  and, if  applicable,  consult  with such parties as to the nature of any defaults by such parties,  in the  fulfillment of any of each such party's  obligations  hereunder or under any other applicable  agreement,  and (ii) the Certificate  Administrator  shall confirm that each Assessment of Compliance is coupled with an Accountant's  Attestation  meeting the requirements of this Section and notify the
Depositor of any  exceptions.  Notwithstanding  the  foregoing,  none of such parties  shall be required to deliver any such  assessments  until April 15 in any given year so long as it has received  written  confirmation  from the
Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master  Servicer  shall include each such  attestation  furnished to it by the Servicers with its own attestation to be submitted to the Certificate Administrator pursuant to this Section.

                  In the event the Master Servicer, the Certificate  Administrator,  the Custodian, any Servicer or
any Servicing Function  Participant engaged by any such party, is terminated,  assigns its rights and duties under, or resigns  pursuant to the terms of, this  Agreement,  or any  applicable  Custodial  Agreement or any  applicable
Subservicing  Agreement,  as the case may be, such party shall,  at its sole  expense,  cause a  registered  public accounting  firm to provide an attestation  pursuant to this Section  12.08,  or such other  applicable  agreement, notwithstanding any such termination, assignment or resignation.

                  The Master  Servicer shall enforce any  obligation of the  Custodian,  to the extent set forth in the  Custodial  Agreement  to deliver to the Master  Servicer an  attestation  as may be  required  pursuant to the
Custodial  Agreement.  The  Master  Servicer  shall  include  each  such  attestation  with  its  own  Accountant's
Attestation to be submitted to the Certificate Administrator pursuant to this Section.

                                                             134

                  Section 12.09     Sarbanes-Oxley  Certification.  Each Form 10-K  shall  include a  certification
(the  "Sarbanes-Oxley  Certification")  required to be included therewith pursuant to the Sarbanes-Oxley  Act. Each
Servicer,  the Master  Servicer and the  Certificate  Administrator  shall provide,  and each Servicer,  the Master
Servicer  and the  Certificate  Administrator  shall cause any  Servicing  Function  Participant  engaged by it to, provide to the Person who signs the  Sarbanes-Oxley  Certification  (the "Certifying  Person"),  by March 1 of each year (or with respect to the Master  Servicer and the  Certificate  Administrator,  March 15 of each year) in which the Trust is subject to the  reporting  requirements  of the 1934 Act and otherwise  within a reasonable  period of time upon request,  a certification  (each, a "Back-Up  Certification"),  in the form attached hereto as Exhibit Q, upon  which the  Certifying  Person,  the entity  for which the  Certifying  Person  acts as an  officer,  and such entity's officers,  directors and Affiliates  (collectively with the Certifying  Person,  "Certification  Parties")
can  reasonably  rely.  The Depositor  shall serve as the  Certifying  Person on behalf of the Trust.  In the event the Master Servicer,  the Certificate  Administrator or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement,  or any applicable  Subservicing  Agreement,  as the case may be, such party shall provide a Back-Up  Certification  to the Certifying  Person  pursuant to this Section
12.09  with  respect  to the  period  of time it was  subject  to this  Agreement  or any  applicable  Subservicing
Agreement, as the case may be.

                  Section 12.10     Indemnification.  Each party  required to deliver an  Assessment  of Compliance and an Accountant's  Attestation  and/or an Item 1123 Certificate  under Article XII (each, a "Responsible  Party")
shall  indemnify and hold harmless the  Certificate  Administrator,  the Master Servicer and the Depositor and each of their  directors,  officers,  employees,  agents,  and affiliates  from and against any and all claims,  losses, damages,  penalties,  fines,  forfeitures,  reasonable legal fees and related costs,  judgments and other costs and expenses  arising out of or based upon (a) any breach by such  Responsible  Party of any if its  obligations  under this  Article  XII  including  particularly  its  obligation  to  provide  any  Assessment  of  Compliance  and  an
Accountant's  Attestation  and/or an Item 1123  Certificate  or any  information,  data or material  required to be included in any 1934 Act report,  (b) any misstatement or omission in any information,  data or materials  provided by such  Responsible  Party (or, in the case of the  Certificate  Administrator  or Master  Servicer,  any material misstatement  of material  omission in (i) any Item 1123  Certificate,  Assessment  of  Compliance  or  Attestation
report  delivered by it, or by any Servicing  Function  Participant  engaged by it, pursuant to this Agreement,  or
(ii) any Additional Form 10-D  Disclosure,  Additional  Form 10-K Disclosure  concerning the Master Servicer or the
Certificate  Administrator),  or (c) the negligence,  bad faith or willful  misconduct of such Responsible Party in connection with the performance of any if its obligations  hereunder.  If the  indemnification  provided for herein is  unavailable  or  insufficient  to hold  harmless the Master  Servicer,  the  Certificate  Administrator  or the
Depositor,  then  each  Responsible  Party  agrees  that it shall  contribute  to the  amount  paid or  payable  by
Certificate  Administrator,  the Master  Servicer  or the  Depositor,  as  applicable,  as a result of any  claims, losses,  damages or liabilities  incurred by the Master Servicer,  the Certificate  Administrator or the Depositor,
as applicable,  in such  proportion as is appropriate  to reflect the relative  fault of the Master  Servicer,  the
Certificate  Administrator  or the Depositor,  as applicable,  on the one hand and such  Responsible  Party, on the other.  This  indemnification  shall survive the  termination of this Agreement or the  termination of any party to
this  Agreement.   Notwithstanding   the  foregoing,   none  of  the  Responsible   Parties  shall  be  liable  for
consequential, indirect or punitive damages.

                                                             135

                  Each Servicer agrees to indemnify and hold harmless each of the Depositor,  the Master  Servicer, the Certificate  Administrator  and the Trustee and each Person,  if any, who "controls" the Depositor,  the Master
Servicer,  the  Certificate  Administrator  or the Trustee within the meaning of the 1933 Act and their  respective officers,  directors  and  affiliates  from  and  against  any  losses,  damages,  penalties,  fines,  forfeitures, reasonable  and  necessary  legal fees and related  costs,  judgments and other costs and expenses that such Person may  sustain  arising out of third  party  claims  based on (i) the  failure of any  Subservicer  or  Subcontractor related to such  Servicer to deliver or cause to be  delivered  when  required  any  Assessment  of  Compliance  or
Accountant's  Attestation  required  pursuant  to Section  12.08,  or (ii) any  material  misstatement  or omission contained in any Assessment of Compliance  provided by any such  Subservicer or  Subcontractor  pursuant to Section
12.08.  This  indemnification  shall survive the  termination of this Agreement or the  termination of any party to this  Agreement.  Notwithstanding  the  foregoing,  no such  Subservicer or  Subcontractor  shall be liable for any consequential, special or punitive damages.

                                                             136

                  IN  WITNESS  WHEREOF,  the  Depositor,  the  Master  Servicer,  the  Servicers,  the  Certificate
Administrator  and the  Trustee  have caused  this  Agreement  to be duly  executed  by their  respective  officers thereunto duly authorized to be hereunto affixed, all as of the date first above written.

                                                     WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                                           as Depositor

                                                     By: /s/ Robert J. Perret
                                                          Name:  Robert J. Perret
                                                          Title: Vice President

                                                     NATIONAL CITY MORTGAGE CO.,
                                                           as a Servicer

                                                     By: /s/ Richard Buck
                                                          Name: Richard Buck
                                                          Title: Assistant Vice President

                                                     FIFTH THIRD MORTGAGE COMPANY,
                                                           as a Servicer

                                                     By: /s/ Stephen Johnson
                                                          Name: Stephen Johnson
                                                          Title: Vice President

                                                     SUNTRUST MORTGAGE, INC.,
                                                           as a Servicer

                                                     By: /s/ Annette Holman-Foreman
                                                          Name: Annette Holman-Foreman
                                                          Title: Vice President

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                           as a Servicer

                                                     By: /s/ Bradley A. Davis
                                                          Name: Bradley A. Davis
                                                          Title:  Vice President

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                           as Master Servicer and Certificate Administrator

                                                     By: /s/ Shannon M. Rantz
                                                          Name: Shannon M. Rantz
                                                          Title: Vice President

                                                     HSBC BANK USA, NATIONAL ASSOCIATION
                                                           as Trustee

                                                     By: /s/ Fernando Acebedo
                                                          Name: Fernando Acebedo
                                                          Title:Vice President

STATE OF MINNESOTA                  )
                                    )        ss.:
COUNTY OF RAMSEY                    )
                                    )

                  On the 27th day of March,  2007,  before me, a notary  public in and for the State of  Minnesota, personally  appeared  Shannon M. Rantz known to me who,  being by me duly sworn,  did depose and say that s/he is a
Vice  President  of U.S.  Bank  National  Association,  a national  banking  association,  one of the parties  that executed the  foregoing  instrument;  and that s/he signed  his/her name thereto by order of the Board of Directors of such association.

                                                               ______/s/Tiffiany M. Jeanson_____________
                                                                             Notary Public

[Notarial Seal]

My commission expires _1/31/2009__.

STATE OF NORTH CAROLINA             )
                                    )        ss.:
COUNTY OF                           )
                                    )

                  On the  27th day of  March,  2007,  before  me, a  notary  public  in and for the  State of North
Carolina,  personally  appeared Robert J. Perret,  known to me who, being by me duly sworn, did depose and say that
s/he is a Vice President of Wachovia  Mortgage Loan Trust, LLC, a Delaware limited  liability  company,  one of the parties that executed the  foregoing  instrument;  and that s/he signed  her/his name thereto by order of the Board of Directors of such corporation.

                                                               _______/s/ Evelyn S. King________________
                                                                             Notary Public

[Notarial Seal]

My commission expires __1/21/98____.

STATE OF MARYLAND                   )
                                    )        ss.:
COUNTY OF FREDERICK                 )
                                    )

                  On the 27thth day of March, 2007, before me, a notary public in and for the State of North
Carolina, personally appeared Bradley A. Davis, known to me  who, being by me duly sworn, did depose and say that
s/he is a Vice President of Wells Fargo Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                                   ______/s/ Caroline H. Mills_______
                                                                             Notary Public

[Notarial Seal]

My commission expires 1/21/2008.

STATE OF OHIO                       )
                                    )        ss.:
COUNTY OF                           )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of Ohio, personally appeared Stephen Johnson known to me who, being by me duly sworn, did depose and say that s/he is a
Vice President of Fifth Third Mortgage Company, an Ohio corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                                _____/s/ Mary Robin Ruholl-Cassady_____
                                                                             Notary Public

[Notarial Seal]

My commission expires 6/17/2011.

STATE OF VIRGINIA                   )
                                    )        ss.:
COUNTY OF                           )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of Virginia, personally appeared Annette Holman-Foreman known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of SunTrust Mortgage, Inc., a Virginia corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                                  ___ /s/ Sherry L. Sykes_____________
                                                                             Notary Public

[Notarial Seal]

My commission expires 10/31/10  .

STATE OF OHIO                       )
                                    )        ss.:
COUNTY OF                           )
                                    )

                  On the ____th day of March, 2007, before me, a notary public in and for the State of Ohio, personally appeared Richard Buck,  known to me who, being by me duly sworn, did depose and say that s/he is a
Assistant Vice President of National City Mortgage Co., an Ohio corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                             _______ /s/ Michelle Pyburn     _____________
                                                                             Notary Public

[Notarial Seal]

My commission expires __9/7/08__________.

STATE OF NEW YORK                     )
                                      )        ss.:
COUNTY OF                             )
                                      )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of New York, personally appeared Fernando Acebedo, known to me who, being by me duly sworn, did depose and say that s/he is a
Vice President of HSBC Bank USA, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                               ________/s/ Audrey H. Zabriskie___________
                                                                             Notary Public

[Notarial Seal]

My commission expires __1/16/2011___.

                                                                                                                          APPENDIX 1

              CALCULATION OF UNCERTIFICATED LOWER-TIER REGULAR INTEREST Y PRINCIPAL REDUCTION AMOUNTS

         Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts:  For any Distribution Date the
amounts by which the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-1, Y-2,
Y-3 and Y-4, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         First, for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, determine the Net WAC for the applicable Loan Group for distributions of interest that will be made on the next succeeding Distribution
Date (the "Group Interest Rate").  The Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount
for Uncertificated Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4 will be determined pursuant to the "Generic solution for the Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts" set forth below (the
"Generic Solution") by making identifications among the actual Loan Groups and their related Uncertificated
Lower-Tier Regular Interests and the Net WAC and the Groups named in the Generic Solution and their related
Uncertificated Lower-Tier Regular Interests as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with
Uncertificated Lower-Tier Regular Interests Y-AA and Z-AA.  The Group Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

B.  Determine which Group has the second lowest Group Interest Rate.  That Group will be identified with Group BB and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with
Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That Group will be identified with Group CC and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with
Uncertificated Lower-Tier Regular Interests Y-CC and Z-CC.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That Group will be identified with Group DD and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with
Uncertificated Lower-Tier Regular Interests Y-DD and Z-DD.  The Group Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

Second, apply the Generic Solution set forth below to determine the Uncertificated Lower-Tier Regular Interest Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

                  Generic Solution for the Uncertificated Lower-Tier Regular Interest Y Principal Reduction
Amounts:  For any Distribution Date, the amounts by which the Uncertificated Principal Balances of Uncertificated
Lower-Tier Regular Interests Y-AA, Y-BB, Y-CC and Y-DD, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =     the Net WAC for Group AA for interest to be distributed on the next succeeding Distribution Date.

K% =     the Net WAC for Group BB for interest to be distributed on the next succeeding Distribution Date.

L% =     the Net WAC for Group CC for interest to be distributed on the next succeeding Distribution Date.

M% =     the Net WAC for Group DD for interest to be distributed on the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%.

PJB =    the Group AA Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB =    the Group BB Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =    the Group CC Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB = the Group DD Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =      the Class B Pass-Through Rate
    =    (J%PJB + K%PKB + L%PLB + M%PMB)/(PJB + PKB + PLB + PMB)

                                                             2

R11 =    the weighted average of the Net WACs for Group AA, Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
             =    {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                         (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R21 =    the weighted average of  the Net WACs for Group AA, Group BB and Group CC after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date

      =  {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)}/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 =    the Net WAC for Group DD
       = { M% (Pm - ΔPm)}/( Pm - ΔPm )

R31 =    the weighted average of the Net WACs for Group AA and Group BB after giving effect to the allocation of
         Realized Losses and distributions of principal to be made on such Distribution Date
       =          {(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 =    the weighted average of the Net WACs for Group CC and Group DD after giving effect to the allocation of
         Realized Losses and distributions of principal to be made on such Distribution Date
       = { L% (Pl - ΔPl) + M% (Pm - ΔPm)}/( Pl - ΔPl + Pm - ΔPm)

R41 =    the Net WAC for Group AA after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
       = J%

R42 =    the weighted average of the Net WACs for Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
                  =        {K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                                    ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm )

r11 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier Regular
         Interests Y-AA, Y-BB, Y-CC and Y-DD
      =  (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r21 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier Regular
         Interests Y-AA, Y-BB and Y-CC
      =  (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =    the Uncertificated Pass-Through Rate for Uncertificated Lower-Tier Regular Interest Y-DD
      =  ( M% Ym)/( Ym )

                                                             3

r31 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier Regular
         Interests Y-AA and Y-BB
      =  (J% Yj + K% Yk )/(Yj + Yk )

r32 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier Regular
         Interests Y-CC and Y-DD
      =  ( L% Yl + M% Ym )/( Yl + Ym)

r41 =    the Uncertificated Pass-Through Rate for Uncertificated Lower-Tier Regular Interest Y-AA
      =  J%

r42 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier Regular
         Interests Y-BB, Y-CC and Y-DD
      =  (K%  Yk + L% Yl + M% Ym)/(Yk + Yl + Ym)

Yj =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA after distributions on the prior Distribution Date.

Yk =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-BB after distributions on the prior Distribution Date.

Yl =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC after distributions on the prior Distribution Date.

Ym =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-DD after distributions on the prior Distribution Date.

ΔYj =       the Uncertificated Lower-Tier Regular Interest Y-AA Principal Reduction Amount.

ΔYk =       the Uncertificated Lower-Tier Regular Interest Y-BB Principal Reduction Amount.

ΔYl =       the Uncertificated Lower-Tier Regular Interest Y-CC Principal Reduction Amount.

ΔYm =       the Uncertificated Lower-Tier Regular Interest Y-DD Principal Reduction Amount.

Zj =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-AA after distributions on the prior Distribution Date.

Zk =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-BB after distributions on the prior Distribution Date.

Zl =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-CC after distributions on the prior Distribution Date.

Zm =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-DD after distributions on the prior Distribution Date.

                                                             4

ΔZj =       the Uncertificated Lower-Tier Regular Interest Z-AA Principal Reduction Amount.

ΔZk =       the Uncertificated Lower-Tier Regular Interest Z-BB Principal Reduction Amount.

ΔZl =       the Uncertificated Lower-Tier Regular Interest Z-CC Principal Reduction Amount.

ΔZm = the Uncertificated Lower-Tier Regular Interest Z-DD Principal Reduction Amount.

Pj =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests Y-AA and
         Z-AA after distributions on the prior Distribution Date.
    =    Yj + Zj

Pk =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests Y-BB and
         Z-BB after distributions on the prior Distribution Date.
     =   Yk + Zk

Pl =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests Y-CC and
         Z-CC after distributions on the prior Distribution Date.
    =    Yl + Zl =

Pm =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests Y-DD and
         Z-DD after distributions on the prior Distribution Date.
      =  Ym + Zm

ΔPj =       the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan
         Group AA from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R Certificates in respect of Component I thereof.
      =  the aggregate of the Uncertificated Lower-Tier Regular Interest Y-AA Principal Reduction Amount and the
         Uncertificated Lower-Tier Regular Interest Z-AA Principal Reduction Amount.
      =  ΔYj + ΔZj

ΔPk =       the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan
         Group BB from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R Certificates in respect of Component I thereof.
       = the aggregate of the Uncertificated Lower-Tier Regular Interest Y-BB Principal Reduction Amount and the
         Uncertificated Lower-Tier Regular Interest Z-BB Principal Reduction Amount.
       = ΔYk + ΔZk

ΔPl=        the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan
         Group CC  from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R Certificates in respect of Component I thereof.

                                                             6

      =  the aggregate of the Uncertificated Lower-Tier Regular Interest Y-CC Principal Reduction Amount and the
         Uncertificated Lower-Tier Regular Interest Z-CC Principal Reduction Amount.
      =  ΔYl + ΔZl

ΔPm =       the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan
         Group DD from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class 1-A-R Certificate in respect of Component I thereof.
        =         the aggregate of the Uncertificated Lower-Tier Regular Interest Y-DD Principal Reduction Amount
         and the Uncertificated Lower-Tier Regular Interest Z-DD Principal Reduction Amount.
        =         ΔYm + ΔZm

α =         .0005

γ1 =        (R - R11)/(R12 - R).  If R=>M%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =        (R - R21)/(R22 - R).  If R=>L%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =        (R - R31)/(R32 - R).  If R=>K%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =        (R - R41)/(R42 - R).  If R<K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn =
         (Yn/Pn)ΔPn.

If γ4 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn =
         Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

Δ1Yj =      0,                                                                    if R11< r11;

         (R11- r11)( Yj + Yk + Yl + Ym)Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

                                                             6

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk },                               if R11=> r11 and L%>R11=>K%; and

         (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                                    if R11=> r11 and
         K%>R11=>J%.

Δ1Yk =      0,                                                                    if R11< r11 and R11=>K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yk/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },      if R11=> r11 and L%>R11=>K%; and

         0,                                                                     if R11=> r11 and R11<K%.

Δ1Yl =      0,                                                                    if R11< r11 and R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         0,                                                                     if R11=> r11 and R11<L%.

                                                             7

Δ1Ym =      0,                                                                    if R11< r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                             if R11< r11 and L%<=R11<M%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         0,                                                                     if R11=> r11 and R11<M%.

Δ1Yj, Δ1Yk, Δ1Yl and Δ1Ym are numbers respectively between Yj, Yk, Yl and Ym and 0 such that
                  {J%(Yj - Δ1Yj ) + K%( Yk.- Δ1Yk) + L%( Yl.- Δ1Yl) + M%( Ym.- Δ1Ym) }/
                  (Yj - Δ1Yj + Yk.- Δ1Yk + Yl.- Δ1Yl + Ym.- Δ1Ym)
                  = R11.

Y11 =    Yj - Δ1Yj + Yk.- Δ1Yk + Yl.- Δ1Yl + Ym.- Δ1Ym

P11 =    Pj + Pk + Pl + Pm.

Z11 =    Zj + Zk + Zl + Zm.

ΔY11 = ΔYj - Δ1Yj + ΔYk.- Δ1Yk + ΔYl.- Δ1Yl + ΔYm.- Δ1Ym .

ΔP11 = ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 = ΔZj + ΔZk + ΔZl + ΔZm.

1.       If Yn - α(Pn - ΔPn) => 0, Y11- α(P11 - ΔP11) => 0, and γ1(P11 -
         ΔP11) < (Pn - ΔPn), then ΔYn = Yn - αγ1(P11 - ΔP11) and
         ΔY11 = Y11 - α(P11 - ΔP11).

2.       If Yn - α(Pn - ΔPn) => 0, Y11 - α(P11 - ΔP11) => 0, and
         γ1(P11 - ΔP11) => (Pn - ΔPn), then ΔYn = Yn - α(Pn - ΔPn) and
         ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

3.       If Yn - α(Pn - ΔPn) < 0, Y11 - α(P11 - ΔP11) => 0, and
         Y11 - α(P11 - ΔP11) => Y11 - (Yn/γ1), then
         ΔYn = Yn - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 - ΔP11).

                                                             8

4.       If Yn - α(Pn - ΔPn) < 0, Y11 - (Yn/γ1) => 0, and
         Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1), then ΔYn = 0 and
         ΔY11 = Y11 - (Yn/γ1).

5.       If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yn/γ1) < 0, and
         Yn - α(Pn - ΔPn) <= Yn - (γ1Y11), then ΔYn = Yn - (γ1Y11) and
         ΔY11 = 0.

6.       If Y11 - α(P11 - ΔP11) < 0, Yn - α(Pn - ΔPn) => 0, and
         Yn - α(Pn - ΔPn) => Yn - (γ1Y11), then ΔYn = Yn - α(Pn - ΔPn) and
         ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = Δ1Yj + [(Yj - Δ1Yj )/Y11 ]Δ Y11

ΔYk = Δ1Yk + [(Yk - Δ1Yk )/Y11 ]ΔY11

ΔYl = Δ1Yl + [(Yl - Δ1Yl )/Y11 ]Δ Y11

ΔYm = Δ1Ym + [(Ym - Δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized
Losses and defining the Principal Distribution Amounts for the respective Uncertificated Lower-Tier Regular
Interests is to accomplish the following goals in the following order of priority:

1.       Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
         Date to which such provisions relate and assuring that each of the Uncertificated Lower-Tier Regular
         Interest Y Principal Reduction Amounts and Uncertificated Lower-Tier Regular Interest Z Principal
         Reduction Amounts is greater than or equal to zero for such Distribution Date;

2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier
         Regular Interest Y-AA and Uncertificated Lower-Tier Regular Interest Z-AA, the Uncertificated Principal
         Balance of Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interest Y-BB and
         Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated Principal Balance of Uncertificated
         Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal
         Balances of Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular
         Interest Z-CC, and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
         Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
         Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest Z-DD in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the
         Distribution Date to which such provisions relate; and

                                                             9

3.       Making the larger of (a) the fraction whose numerator is (Yn - ΔYn ) and whose denominator is the sum of
         (Yn - ΔYn) and (Zn - ΔZn) and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to
         0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved because one or more of ΔYj, ΔYk, ΔYl and ΔYm, as so defined is greater than the related one of ΔPj, ΔPk, ΔPl and ΔPm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm and ΔYm < ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

Δ2Yj =      0,                                                                    if R21< r21;

         (R21- r21)( Yj + Yk + Yl )Yj/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and L%>R21=>K%; and

         (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                                 if R21=> r21 and K%>R21=>J%.

Δ2Yk =      0,                                                                    if R21< r21 and R21=>K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  { (R21 - K%)Yk + (R21 - L%)Yl },                              if R21< r21 and R21<K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and L%>R21=>K%; and

         0,                                                                     if R21=> r21 and R21<K%.

                                                             10

Δ2Yl =      (R21- r21)( Yj + Yk + Yl )/(R21 - L%),                                if R21< r21 and
K%<=R21<L%;

         (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },          if R21< r21 and R21<K%;

         0,                                                                     if R21=> r21.

Δ2Ym =      0,                                                                    if R22< r22;

         (R22- r22)( Ym + Yn )/(R22 - M%),                    if R22=> r22 and R22=>M%;

Δ2Yn =      the greater of 0 and ΔPn - Zn,                                           if R22=N%;

         (R22- r22)( Ym + Yn)/(R22 - N%),                                       if R22< r22 and M%<=R22<N%;

         0,                                                                     if R22=> r22 and R22<N%.

Δ2Yj, Δ2Yk, Δ2Yl, Δ2Ym and Δ2Yn are numbers respectively between Yj, Yk, Yl, Ym and
         Yn and 0 such that:

                  {J%(Yj - Δ2Yj ) + K%( Yk.- Δ2Yk) + L%( Yl.- Δ2Yl)}/
                           ( Yj - Δ2Yj + Yk.- Δ2Yk + Yl.- Δ2Yl)

                  = R21;

         and

                  { M%( Ym.- Δ2Ym) + N%( Yn.- Δ2Yn) }/
                           (Ym.- Δ2Ym + Yn.- Δ2Yn)

                  = R22.

Y21 =    Yj - Δ2Yj + Yk.- Δ2Yk + Yl.- Δ2Yl.

P21 =    Pj + Pk + Pl.

Z21 =    Zj + Zk + Zl.

ΔY21 =   ΔYj - Δ2Yj + ΔYk.- Δ2Yk + ΔYl.- Δ2Yl.

ΔP21 =   ΔPj + ΔPk + ΔPl.

ΔZ21 =   ΔZj + ΔZk + ΔZl.

Y22 =    Ym.- Δ2Ym + Yn.- Δ2Yn.

P22 =    Pm + Pn.

                                                             11

Z22 =    Zm + Zn.

ΔY22 =   ΔYm.- Δ2Ym + ΔYn.- Δ2Yn

ΔP22 =   ΔPm + ΔPn.

ΔZ22 =   ΔZm + ΔZn.

1.       If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21) => 0, and γ2(P21 -
         ΔP21) < (P22 - ΔP22), then ΔY22 = Y22 - αγ2(P21 - ΔP21) and
         ΔY21 = Y21 - α(P21 - ΔP21).

2.       If Y22 - α(P22 - ΔP22) => 0, Y21 - α(P21 - ΔP21) => 0, and
         γ2(P21 - ΔP21) => (P22 - ΔP22), then ΔY22 = Y22 - α(P22 - ΔP22) and
         ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

3.       If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21) => 0, and
         Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
         ΔY22 = Y22 - αγ2(P21 - ΔP21) and ΔY21 = Y21 - α(P21 - ΔP21).

4.       If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
         Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then ΔY22 = 0 and
         ΔY21 = Y21 - (Y22/γ2).

5.       If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
         Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then ΔY22 = Y22 - (γ2Y21) and
         ΔY21 = 0.

6.       If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22) => 0, and
         Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then ΔY22 = Y22 - α(P22 - ΔP22)
         and ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = Δ2Yj + [(Yj - Δ2Yj )/Y21 ] ΔY21

ΔYk = Δ2Yk + [(Yk - Δ2Yk )/Y21 ] ΔY21

ΔYl = Δ2Yl + [(Yl - Δ2Yl )/Y21 ] ΔY21

ΔYm = Δ2Ym + [(Ym - Δ2Ym )/Y22 ] ΔY22

ΔYn = Δ2Yn + [(Yn - Δ2Yn )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized
Losses and defining the Principal Distribution Amounts for the respective Uncertificated Lower-Tier Regular
Interests is to accomplish the following goals in the following order of priority:

1.       Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the
         Distribution Date to which such provisions relate and assuring that each of the Uncertificated
         Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated Lower-Tier Regular Interest
         Z Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;

                                                             12

2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier
         Regular Interests Y-AA and Uncertificated Lower-Tier Regular Interest Z-AA, the Uncertificated Principal
         Balance of Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interest Y-BB and
         Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated Principal Balance of Uncertificated
         Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal
         Balances of Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular
         Interest Z-CC and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
         Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
         Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest Z-DD, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the
         Distribution Date to which such provisions relate; and

3.       Making the larger of (a) the fraction whose numerator is (Y22 - ΔY22 ) and whose denominator is the sum of (Y22 - ΔY22) and (Z22 - ΔZ22) and (b) the fraction whose numerator is (Y21 -
         ΔY21) and whose denominator is the sum of (Y21 - ΔY21) and (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY21 among ΔYj, ΔYk and ΔYl or ΔY22 among
ΔYm and ΔYn cannot be achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm and
ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and
ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn <
ΔPn.

                                                             13

III.  If K%<=R<=L%, make the following additional definitions:

Δ3Yj =      0,                                                                    if R31< r31; and

         (R31- r31)( Yj + Yk )/(R31 - J%),                                      if R31=> r31 and K%>R31=>J%.

Δ3Yk =      (R31- r31)( Yj + Yk )/(R31 - K%),                                     if R31< r31 and R31<K%;
         and

         0,                                                                     if R31=> r31 and R31<K%.

Δ3Yl =      0,                                                                    if R32< r32;

         (R32- r32)( Yl + Ym + Yn)Yl/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and N%>R32=>M%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                         if R32=> r32 and M%>R32=>L%;

Δ3Ym =      0,                                                                    if R32< r32 and R32=>M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and L%<=R32<M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and N%>R32=>M%;

         0,                                                                     if R32=> r32 and R32<M%.

Δ3Yn =      0,                                                                    if R32< r32 and R32=>N%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                                  if R32< r32 and M%<=R32<N%;

         (R32- r32)( Yl + Ym + Yn )Yn/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and L%<=R32<M%;

         0,                                                                     if R32=> r32 and R32<N%.

Δ3Yj, Δ3Yk, Δ3Yl, Δ3Ym and Δ3Yn are numbers respectively between Yj, Yk, Yl, Ym, and Yn and 0 such that:

                  {J%(Yj - Δ3Yj ) + K%( Yk.- Δ3Yk) }/
                           ( Yj - Δ3Yj + Yk.- Δ3Yk)

                  = R31;

                                                             14

         and

                  { L%( Yl.- Δ3Yl) + M%( Ym.- Δ3Ym) + N%( Yn.- Δ3Yn ) }/
                           (Yl.- Δ3Yl + Ym.- Δ3Ym + Yn.- Δ3Yn )

                  = R32.

Y31 =    Yj - Δ3Yj + Yk.- Δ3Yk.

P31 =    Pj + Pk.

Z31 =    Zj + Zk.

ΔY31 =      ΔYj - Δ3Yj + ΔYk.- Δ3Yk.

ΔP31 =      ΔPj + ΔPk.

ΔZ31 =      ΔZj + ΔZk.

Y32 =    Yl.- Δ3Yl + Ym.- Δ3Ym + Yn.- Δ3Yn .

P32 =    Pl + Pm + Pn .

Z32 =    Zl + Zm + Zn.

ΔY32 =      ΔYl.- Δ3Yl + ΔYm.- Δ3Ym + ΔYn.- Δ3Yn .

ΔP32 =      ΔPl + ΔPm + ΔPn.

ΔZ32 =      ΔZl + ΔZm + ΔZn.

1.       If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31) => 0, and γ3(P31 -
         ΔP31) < (P32 - ΔP32), then ΔY32 = Y32 - αγ3(P31 - ΔP31) and
         ΔY31 = Y31 - α(P31 - ΔP31).

2.       If Y32 - α(P32 - ΔP32) => 0, Y31 - α(P31 - ΔP31) => 0, and
         γ3(P31 - ΔP31) => (P32 - ΔP32), then ΔY32 = Y32 - α(P32 - ΔP32) and
         ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

3.       If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31) => 0, and
         Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
         ΔY32 = Y32 - αγ3(P31 - ΔP31) and ΔY31 = Y31 - α(P31 - ΔP31).

4.       If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
         Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then ΔY32 = 0 and
         ΔY31 = Y31 - (Y32/γ3).

5.       If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
         Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then ΔY32 = Y32 - (γ3Y31) and
         ΔY31 = 0.

6.       If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32) => 0, and
         Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then ΔY32 = Y32 - α(P32 - ΔP32)
         and ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

                                                             15

ΔYj = Δ3Yj + [(Yj - Δ3Yj )/Y31 ] ΔY31

ΔYk = Δ3Yk + [(Yk - Δ3Yk )/Y31 ] ΔY31

ΔYl = Δ3Yl + [(Yl - Δ3Yl )/Y32 ] ΔY32

ΔYm = Δ3Ym + [(Ym - Δ3Ym )/Y32 ] ΔY32

ΔYn = Δ3Yn + [(Yn - Δ3Yn )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized
Losses and defining the Principal Distribution Amounts of the respective Uncertificated Lower-Tier Regular
Interests is to accomplish the following goals in the following order of priority:

         1.       Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to γ3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the
                  Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated
                  Lower-Tier Regular Interest Z Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;

         2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA
                  less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
                  Uncertificated Lower-Tier Regular Interests Y-AA and Uncertificated Lower-Tier Regular Interest
                  Z-AA, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-BB
                  less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
                  Uncertificated Lower-Tier Regular Interest Y-BB and Uncertificated Lower-Tier Regular Interest
                  Z-BB, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC
                  less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
                  Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest
                  Z-CC and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
                  Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
                  Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest
                  Z-DD, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

         3.       Making the larger of (a) the fraction whose numerator is (Y32 - ΔY32 ) and whose denominator is the sum of (Y32 - ΔY32) and (Z32 - ΔZ32) and (b) the fraction whose numerator is (Y31 - ΔY31) and whose denominator is the sum of (Y31 - ΔY31) and (Z31
                  - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

                                                             16

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY31 among ΔYj and ΔYk or ΔY32 among ΔYl, ΔYm and
ΔYn cannot be achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

IV.  If R<=K%, make the following additional definitions:

Δ4Yk =      0,                                                                    if R42< r42;

         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and M%>R42=>L%; and

         (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                                    if R42=> r42 and
         L%>R42=>K%.

Δ4Yl =      0,                                                                    if R42< r42 and R42=>L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - L%)Yl + (R42 - M%)Ym +
                  (R42 - N%)Yn },                                               if R42< r42 and L%>R42=>K%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and M%>R42=>L%;

         0,                                                                     if R42=> r42 and R42<L%.

                                                             17

Δ4Ym =      0,                                                                    if R42< r42 and R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K<=R42<L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         0,                                                                     if R42=> r42 and R42<M%.

Δ4Yn =      0,                                                                    if R42< r42 and R42=>N%;

         (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                                   if R42< r42 and
         M%<=R42<N%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K%<=R42<L%;

         0,                                                                     if R42=> r42 and R42<N%.

Δ4Yk, Δ4Yl, Δ4Ym and Δ4Yn are numbers respectively between Yk, Yl, Ym and Yn and 0 such that
                  { K%( Yk.- Δ4Yk) + L%( Yl.- Δ4Yl) + M%( Ym.- Δ4Ym) + N%( Yn.- Δ4Yn) }/
                           ( Yk.- Δ4Yk + Yl.- Δ4Yl + Ym.- Δ4Ym + Yn.- Δ4Yn )
                  = R42.

Y42 =    Yk.- Δ4Yk + Yl.- Δ4Yl + Ym.- Δ4Ym + Yn.- Δ4Yn .

P42 =    Pk + Pl + Pm + Pn.

Z42 =    Zk + Zl + Zm + Zn.

                                                             18

ΔY42 =      ΔYk.- Δ4Yk + ΔYl.- Δ4Yl + ΔYm.- Δ4Ym + ΔYn.-
Δ4Yn .

ΔP42 =      ΔPk + ΔPl + ΔPm + ΔPn.
ΔZ42 =      ΔZk + ΔZl + ΔZm + ΔZn.

1.       If Y42 - α(P42 - ΔP42) => 0, Yj- α(Pj - ΔPj) => 0, and γ4(Pj - ΔPj)
         < (P42 - ΔP42), then ΔY42 = Y42 - αγ4(Pj - ΔPj) and
         ΔYj = Yj - α(Pj - ΔPj).

2.       If Y42 - α(P42 - ΔP42) => 0, Yj - α(Pj - ΔPj) => 0, and γ4(Pj - ΔPj)
         => (P42 - ΔP42), then ΔY42 = Y42 - α(P42 - ΔP42) and
         ΔYj = Yj - (α/γ4)(P42 - ΔP42).

3.       If Y42 - α(P42 - ΔP42) < 0, Yj - α(Pj - ΔPj) => 0, and
         Yj - α(Pj - ΔPj) => Yj - (Y42/γ4), then
         ΔY42 = Y42 - αγ4(Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).

4.       If Y42 - α(P42 - ΔP42) < 0, Yj - (Y42/γ4) => 0, and
         Yj - α(Pj - ΔPj) <= Yj - (Y42/γ4), then ΔY42 = 0 and
         ΔYj = Yj - (Y42/γ4).

5.       If Yj - α(Pj - ΔPj) < 0, Yj - (Y42/γ4) < 0, and
         Y42 - α(P42 - ΔP42) <= Y42 - (γ4Yj), then ΔY42 = Y42 - (γ4Yj) and
         ΔYj = 0.

6.       If Yj - α(Pj - ΔPj) < 0, Y42 - α(P42 - ΔP42) => 0, and
         Y42 - α(P42 - ΔP42) => Y42 - (γ4Yj), then ΔY42 = Y42 - α(P42 - ΔP42)
         and ΔYj = Yj - (α/γ4)(P42 - ΔP42).

ΔYk = Δ4Yk + [(Yk - Δ4Yk )/Y42 ] ΔY42

ΔYl = Δ4Yl + [(Yl - Δ4Yl )/Y42 ] ΔY42

ΔYm = Δ4Ym + [(Ym - Δ4Ym )/Y42 ] ΔY42

ΔYn = Δ4Yn + [(Yn - Δ4Yn )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized
Losses and defining the Principal Distribution Amounts for the respective Uncertificated Lower-Tier Regular
Interests is to accomplish the following goals in the following order of priority:

1.       Making the ratio of (Y42 - ΔY42 ) to (Yj - ΔYj ) equal to γ4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the
         Distribution Date to which such provisions relate and assuring that each of the Uncertificated
         Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated Lower-Tier Regular Interest
         Z Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;

2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier
         Regular Interests Y-AA and Uncertificated Lower-Tier Regular Interest Z-AA, the Uncertificated Principal
         Balance of Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interest Y-BB and

                                                             19

         Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated Principal Balance of Uncertificated
         Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal
         Balances of Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular
         Interest Z-CC and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
         Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
         Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest Z-DD, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the
         Distribution Date to which such provisions relate; and

3.       Making the larger of (a) the fraction whose numerator is (Y42 - ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and (Z42 - ΔZ42) and (b) the fraction whose numerator is (Yj -
         ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zj - ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of Uncertificated
Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY42 among ΔYk, ΔYl, ΔYm and ΔYn cannot be achieved because one or more of ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of
ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm and ΔYn < ΔPn.

NOTES:

1.       Uncertificated Lower-Tier Regular Interests Y-AA and Z-AA are related to Loan Group AA.  The sum of the
Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-AA and Z-AA is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group AA.  Uncertificated Lower-Tier Regular
Interests Y-BB and Z-BB are related to Loan Group BB.  The sum of the Uncertificated Principal Balances of
Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group BB.  Uncertificated Lower-Tier Regular Interests Y-CC and Z-CC are related to
Loan Group CC.  The sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests
Y-CC and Z-C is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group CC.
Uncertificated Lower-Tier Regular Interests Y-DD and Z-DD are related to Loan Group DD.  The sum of the
Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-DD and Z-D is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group DD.  The Uncertificated Lower-Tier Regular
Interests will be principal and interest classes bearing interest at the pass-through rate for the related Loan
Group.

2.       The Class B pass-through rate is the weighted average of the pass-through rates on the Uncertificated
Lower-Tier Y Regular Interests.

                                                     EXHIBIT A-1

                                            FORM OF CLASS A CERTIFICATE

                  SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  THE CERTIFICATE  BALANCE OF THIS CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND ANY REALIZED LOSSES ALLOCATED  HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  BALANCE OF THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING
THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR NAMED HEREIN.

                  UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY TO THE CERTIFICATE  ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS
IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY),  ANY TRANSFER,  PLEDGE OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS
AN INTEREST HEREIN.

Certificate No. _____
                                                           Adjustable Pass-Through Rate

Class _____-A-_____ Senior

Date of Pooling and Servicing Agreement: March 27, 2007

                                                           Initial Class Certificate Balance of this Certificate
Cut-off                                                    as of the Cut-off Date:
Date:
                                                           $___________________
March 1, 2007

                                                           Initial Certificate Balance of this Certificate as of
First Distribution Date:                                   the Cut-off Date:

April 20, 2007                                             $____________________

Master Servicer:
                                                           CUSIP: [92977T]_____
U.S. Bank National Association

Assumed Final Distribution Date:

March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                    SERIES 2007-A

         evidencing  a  percentage  interest in the  distributions  allocable  to the Class  _____-A-_____
         Certificates  with  respect to a Trust  consisting  primarily  of a pool of  adjustable  interest rate mortgage  loans secured by first liens on  one-to-four  family  residential  properties  and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC.

                  This  Certificate  is payable  solely  from the assets of the Trust,  and does not  represent  an obligation of or interest in Wachovia Mortgage Loan Trust, LLC ("WMLT"),  the Master Servicer,  the Servicers,  the
Certificate  Administrator  or the  Trustee  referred  to below or any of their  affiliates  or any  other  person.
Neither this  Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by WMLT,  the Master  Servicer,  the Servicers,  the  Certificate  Administrator  or the Trustee or any of their affiliates or any other person.  None of WMLT, the Master Servicer,  the Servicers,  the Certificate  Administrator
or any of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that Cede & Co. is the registered  owner of the  Percentage  Interest  evidenced hereby in the  Certificates  of the same  Class as this  Certificate,  which  Certificates  evidence  a  beneficial interest in a trust (the "Trust")  primarily  consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential properties  (collectively,  the "Mortgage Loans") sold by WMLT. The
Mortgage Loans were sold by Wachovia Bank, National  Association  ("WBNA") to WMLT. U.S. Bank National  Association
("U.S.  Bank") will act as master  servicer of the Mortgage Loans (the "Master  Servicer,"  which term includes any successors  thereto  under the  Agreement  referred  to below)  and  certificate  administrator  (the  "Certificate
Administrator,"  which term includes any successors thereto under the Agreement  referred to below).  National City
Mortgage  Co.,  Fifth Third  Mortgage  Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank,  N.A.  will act as servicers of the Mortgage Loans (the  "Servicers,"  which term includes any successors  thereto under the Agreement referred to below).  The Trust was created  pursuant to the Pooling and Servicing  Agreement  dated as of March 27,
2007 (the  "Agreement"),  among WMLT, as depositor,  U.S. Bank, as master servicer and  certificate  administrator,
National City Mortgage Co., Fifth Third  Mortgage  Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank,  N.A.,
each as servicers,  and HSBC Bank USA, National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein  shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the  Holder  of this
Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue during the one-month  period ending on the last day of the month preceding the month in which such  Distribution  Date (as hereinafter  defined) occurs on the Certificate
Balance  hereof at a per annum rate equal to the  Pass-Through  Rate set forth in the  Agreement.  The  Certificate
Administrator  will  distribute  on the 20th day of each  month,  or, if such 20th day is not a Business  Day,  the immediately  following  Business Day (each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate  is  registered  at the close of  business  on the related Record Date, an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount of interest and principal,  if any,  required to be distributed  to the Holders of  Certificates  of the same  Class  as this  Certificate.  The  Assumed  Final  Distribution  Date is the  Distribution  Date  immediately following  the latest  scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Class Certificate Balance of this Class of Certificates will be reduced to zero.

                  Distributions  on  this  Certificate  will  be  made  by the  Certificate  Administrator  by wire transfer to the account at a bank or other  depository  institution  having  appropriate  wire transfer  facilities specified in writing by such  Certificateholder to the Certificate  Administrator or, if no such prior written wire
transfer   instruction   has  been   provided  to  the   Certificate   Administrator,   by  check  mailed  to  such
Certificateholder  entitled to receive a distribution  on such  Distribution  Date at the address  appearing in the
Certificate  Register,  by wire  transfer,  or by such other  means of payment  as such  Certificateholder  and the
Certificate  Administrator shall agree upon.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the party named in the Agreement or the  Certificate  Administrator,  as described in the  Agreement,  of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of this
Certificate at the office or agency appointed by the Certificate  Administrator  for that purpose and designated in such notice.  The initial  Certificate  Balance of this  Certificate is set forth above.  The  Certificate  Balance hereof  will be reduced to the extent of  distributions  allocable  to  principal  hereon and any  Realized  Losses allocated hereto.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust for payment  hereunder  and that neither the  Certificate  Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,  the Certificate
Administrator  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer,  the  Servicers,  the  Certificate  Administrator  and the Trustee,  with the consent of the  Holders  of  Certificates  evidencing  in the  aggregate  not less than  66-2/3% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not  notation of such  consent is made upon this Certificate.  The Agreement also permits the amendment thereof in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer  at the  offices  or  agencies  maintained  by the  Certificate  Administrator  for such purposes,  duly  endorsed  by, or  accompanied  by a written  instrument  of transfer in form  satisfactory  to the
Certificate  Administrator  duly  executed  by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing  a like aggregate
Percentage Interest will be issued to the designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other  governmental charge  payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee,  the Master  Servicer,  the
Certificate  Administrator,  the  Certificate  Registrar and any agent of any of them may treat the Person in whose name  this  Certificate  is  registered  as the owner  hereof  for all  purposes,  and none of the  Depositor,  the
Servicers, the Trustee, the Master Servicer, the Certificate  Administrator,  the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created  by the  Agreement  and the  Trust  created  thereby  (other  than  the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate upon the earlier of (i) the final payment or other  liquidation (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the  Trust or the  disposition  of all REO  Property  or (ii) the  optional repurchase  by the  party  named in the  Agreement  of all the  Mortgage  Loans  and  other  assets of the Trust in accordance  with the  terms  of the  Agreement.  Such  optional  repurchase  may be made  only if the  Pool  Stated
Principal  Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 5% of the Cut-off Date
Pool Principal  Balance.  The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  created by the  Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an authorized  signatory of the Certificate
Administrator by manual signature,  this Certificate  shall not be entitled to any benefit under the Agreement,  or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the  Certificate  Administrator  has  caused  this  Certificate  to be duly executed.

Dated: March 27, 2007                                U.S. BANK NATIONAL ASSOCIATION
                                                              not  in  its   individual   capacity  but  solely  as
                                                              Certificate Administrator

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This  is  one  of the  Class  _____-A-_____  Certificates  referred  to in  the  within-mentioned
Agreement.

                                                              U.S.   BANK   NATIONAL   ASSOCIATION   not   in   its
                                                              individual   capacity   but  solely  as   Certificate
                                                              Administrator

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                                     ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
__________________________________  (Please  print or  typewrite  name and  address  including  postal  zip code of assignee) a Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
_________________________________  for the account of _________________________  account number _____________,  or,
if   mailed   by   check,   to   ______________________________.   Applicable   statements   should  be  mailed  to
_____________________________________________.

                  This information is provided by    __________________,    the   assignee    named    above,    or
________________________, as its agent.

                                                    EXHIBIT A-2

                                          FORM OF CLASS 1-A-R CERTIFICATE

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR TRANSFERRED TO A NON-U.S.  PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
PLAN OR OTHER RETIREMENT  ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"),  AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  OR
BY A  PERSON  USING  "PLAN  ASSETS"  OF A PLAN,  UNLESS  THE  PROPOSED  TRANSFEREE  PROVIDES  THE  TRUSTEE  AND THE
CERTIFICATE  ADMINISTRATOR  WITH A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT ACQUIRING THIS
CERTIFICATE  DIRECTLY OR INDIRECTLY  FOR, OR ON BEHALF OF, OR WITH THE "PLAN  ASSETS" OF, AN EMPLOYEE  BENEFIT PLAN
OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES  A  TRANSFER  AFFIDAVIT  TO THE  CERTIFICATE  ADMINISTRATOR  AND THE  TRUSTEE  THAT  (1)  SUCH
TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED
STATES,  OR ANY  AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A
CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS BOARD OF
DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL  UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,
OR ANY AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY  ORGANIZATION  (OTHER THAN CERTAIN FARMERS'

COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) A RURAL  ELECTRIC OR  TELEPHONE  COOPERATIVE
DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A
"DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS
TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES  CERTAIN  ADDITIONAL  CONDITIONS
RELATING  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN THE
CERTIFICATE  REGISTER  OR  ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  TO  A  DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE  DEEMED TO BE OF NO LEGAL
FORCE OR  EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL  NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE
HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No. ____                                       Adjustable Pass-Through Rate

Class 1-A-R Senior

Date of Pooling and Servicing Agreement: March 27, 2007    Initial Class Certificate Balance of this Certificate
                                                           as of the Cut-off Date:
Cut-off Date:                                              $100.00
March 1, 2007

                                                           Initial Certificate Balance of this Certificate as of
First Distribution Date:                                   the Cut-off Date:
April 20, 2007                                             $____________________

Master Servicer:                                           CUSIP: [92977T]_____
U.S. U.S. Bank National Association

Assumed Final Distribution Date:
March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                    SERIES 2007-A

         evidencing a percentage  interest in the distributions  allocable to the Class 1-A-R Certificates with respect to a Trust  consisting  primarily of a pool of  adjustable  interest  rate  mortgage loans secured by first liens on one-to-four  family  residential  properties and sold by WACHOVIA
         MORTGAGE LOAN TRUST, LLC

                  This  Certificate  is payable  solely  from the assets of the Trust,  and does not  represent  an obligation of or interest in Wachovia Mortgage Loan Trust, LLC ("WMLT"),  the Master Servicer,  the Servicers,  the
Certificate  Administrator  or the  Trustee  referred  to below or any of their  affiliates  or any  other  person.
Neither this  Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by WMLT,  the Master  Servicer,  the Servicers,  the  Certificate  Administrator  or the Trustee or any of their affiliates or any other person.  None of WMLT, the Servicers,  the Master Servicer,  the Certificate  Administrator
or any of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that  __________________________  is the  registered  owner  of  the  Percentage
Interest evidenced hereby in the Certificates of the same Class as this Certificate,  which  Certificates  evidence a beneficial  interest in a trust (the "Trust")  primarily  consisting  of  conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans")
sold by WMLT. The Mortgage  Loans were sold by Wachovia  Bank,  National  Association  ("WBNA") to WMLT.  U.S. Bank
National  Association  ("U.S.  Bank") will act as master  servicer of the Mortgage  Loans (the  "Master  Servicer,"
which term includes any successors  thereto under the Agreement  referred to below) and  certificate  administrator
(the  "Certificate  Administrator,"  which term includes any  successors  thereto  under the Agreement  referred to below).  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank,
N.A.  will act as servicers of the Mortgage  Loans (the  "Servicers,"  which term includes any  successors  thereto under the  Agreement  referred to below).  The Trust was created  pursuant to the Pooling and  Servicing  Agreement dated as of March 27, 2007 (the  "Agreement"),  among  WMLT,  as  depositor,  U.S.  Bank,  as master  servicer  and certificate  administrator,  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage, Inc. and
Wells Fargo Bank, N.A., each as servicers,  and HSBC Bank USA, National Association,  as trustee (the "Trustee"), a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Each Holder of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person  holding or acquiring any ownership  interest in this
Certificate must be a U.S. Person and a Permitted  Transferee,  (ii) the transfer of any ownership interest in this
Certificate  will be conditioned  upon the delivery to the  Certificate  Administrator  of, among other things,  an affidavit  to the effect that it is a U.S.  Person and  Permitted  Transferee,  (iii) any  attempted  or  purported transfer of any ownership  interest in this Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a U.S. Person and a Permitted  Transferee  acquires any ownership  interest in this  Certificate  in violation of such  restrictions, then the Seller will have the right, in its sole  discretion and without notice to the Holder of this  Certificate, to sell this  Certificate  to a purchaser  selected  by the  Seller,  which  purchaser  may be the  Seller,  or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

                  The Certificate  Administrator  will  distribute on the 20th day of each month,  or, if such 20th day is not a Business Day, the  immediately  following  Business Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business on the Record Date, an amount equal to the product of the Percentage  Interest  evidenced by this
Certificate  and the amounts  required to be distributed to the Holders of  Certificates  of the same Class as this
Certificate.  The Assumed  Final  Distribution  Date is the  Distribution  Date  immediately  following  the latest scheduled maturity date of any Mortgage Loan.

                  Distributions  on  this  Certificate  will  be  made  by the  Certificate  Administrator  by wire transfer to the account at a bank or other  depository  institution  having  appropriate  wire transfer  facilities specified in writing by such  Certificateholder to the Certificate  Administrator or, if no such prior written wire
transfer   instruction   has  been   provided  to  the   Certificate   Administrator,   by  check  mailed  to  such
Certificateholder  entitled to receive a distribution  on such  Distribution  Date at the address  appearing in the
Certificate  Register,  by wire  transfer,  or by such other  means of payment  as such  Certificateholder  and the
Certificate  Administrator shall agree upon.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the party named in the Agreement or the  Certificate  Administrator,  as described in the  Agreement,  of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of this
Certificate at the office or agency appointed by the Certificate  Administrator  for that purpose and designated in such notice.

                  No transfer of this Class 1-A-R  Certificate  will be made unless the Trustee and the Certificate
Administrator  have received a  representation  letter  stating that the  transferee  is not acquiring  directly or indirectly by, or on behalf of, an employee benefit plan or other  retirement  arrangement that is subject to Title
I of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and/or Section 4975 of the Code
(a "Plan"), or by a person using "plan assets" of a Plan.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust for payment  hereunder  and that neither the  Certificate  Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,  the Certificate
Administrator  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor, the Master Servicer, the Servicers,  the Certificate  Administrator and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66-2/3% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder and upon all future  Holders of this  Certificate  and of any  Certificate issued  upon the  transfer  hereof or in lieu  hereof  whether or not  notation  of such  consent is made upon this
Certificate.  The  Agreement  also permits the  amendment  thereof in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer  at the  offices  or  agencies  maintained  by the  Certificate  Administrator  for such purposes,  duly  endorsed  by, or  accompanied  by a written  instrument  of transfer in form  satisfactory  to the
Certificate  Administrator  duly  executed  by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing  a like aggregate
Percentage Interest will be issued to the designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other  governmental charge  payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee,  the Master  Servicer,  the
Certificate  Administrator,  the  Certificate  Registrar and any agent of any of them may treat the Person in whose name  this  Certificate  is  registered  as the owner  hereof  for all  purposes,  and none of the  Depositor,  the
Servicers, the Trustee, the Master Servicer, the Certificate  Administrator,  the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created  by the  Agreement  and the  Trust  created  thereby  (other  than  the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate upon the earlier of (i) the final payment or other  liquidation (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the  Trust or the  disposition  of all REO  Property  or (ii) the  optional repurchase  by the  party  named in the  Agreement  of all the  Mortgage  Loans  and  other  assets of the Trust in accordance  with the  terms  of the  Agreement.  Such  optional  repurchase  may be made  only if the  Pool  Stated
Principal  Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 5% of the Cut-off Date
Pool Principal  Balance.  The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  created by the  Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an authorized  signatory of the Certificate
Administrator by manual signature,  this Certificate  shall not be entitled to any benefit under the Agreement,  or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the  Certificate  Administrator  has  caused  this  Certificate  to be duly executed.

Dated: March 27, 2007                                         U.S. BANK NATIONAL ASSOCIATION
                                                              not  in  its   individual   capacity  but  solely  as
                                                              Certificate Administrator

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This is one of the Class 1-A-R Certificates referred to in the within-mentioned Agreement.

                                                              U.S.   BANK   NATIONAL   ASSOCIATION   not   in   its
                                                              individual   capacity   but  solely  as   Certificate
                                                              Administrator

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
__________________________________  (Please  print or  typewrite  name and  address  including  postal  zip code of assignee) a Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
_________________________________  for the account of _________________________  account number _____________,  or,
if   mailed   by   check,   to   ______________________________.   Applicable   statements   should  be  mailed  to
_____________________________________________.

                  This information is provided by    __________________,    the   assignee    named    above,    or
________________________, as its agent.

                                                   EXHIBIT B

                              FORM OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES

                  THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT TO THE CLASS A [CLASS  B-1][CLASS  B-2]
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

                  SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  THE CERTIFICATE  BALANCE OF THIS CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED LOSSES  ALLOCABLE  HERETO AS DESCRIBED IN THE AGREEMENT.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE
OF THE  CERTIFICATES,  THE CERTIFICATE  BALANCE OF THIS CERTIFICATE  WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN
BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE  BALANCE BY INQUIRY OF THE  CERTIFICATE
ADMINISTRATOR NAMED HEREIN

                  UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY TO THE CERTIFICATE  ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS
IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY),  ANY TRANSFER,  PLEDGE OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS
AN INTEREST HEREIN.

                  EACH  BENEFICIAL  OWNER OF A CLASS  B-[1][2][3]  CERTIFICATE  OR ANY  INTEREST  THEREIN  SHALL BE
DEEMED TO HAVE REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN,  THAT
EITHER (I) IT IS NOT ACQUIRING SUCH  CERTIFICATE  WITH "PLAN ASSETS" OF A PLAN, (II) IT HAS ACQUIRED AND IS HOLDING
SUCH CERTIFICATE IN RELIANCE ON PROHIBITED  TRANSACTION CLASS EXEMPTION 2002-41 (THE "EXEMPTION"),  AND THAT (1) IT

UNDERSTANDS  THAT  THERE  ARE  CERTAIN  CONDITIONS  TO THE  AVAILABILITY  OF THE  EXEMPTION,  INCLUDING  THAT  SUCH
CERTIFICATE  IS RATED AT LEAST "BBB-" OR ITS  EQUIVALENT  BY FITCH,  S&P OR MOODY'S AT THE TIME OF PURCHASE AND (2)
IT IS AN  "ACCREDITED  INVESTOR" AS DEFINED IN RULE  501(A)(1) OF  REGULATION D OF THE  SECURITIES  ACT OF 1933, AS
AMENDED OR (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE  CERTIFICATE
OR  INTEREST  THEREIN IS AN  "INSURANCE  COMPANY  GENERAL  ACCOUNT,"  AS SUCH TERM IS DEFINED IN  PROHIBITED  CLASS
EXEMPTION ("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND II OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No. _____                                      Adjustable Pass-Through Rate

Class B-[1][2][3] Subordinate

Date of Pooling and Servicing Agreement: March 27, 2007
                                                           Initial Class Certificate Balance of this Certificate
Cut-off Date:                                              as of the Cut-off Date:
March 1, 2007                                              $____________________

First Distribution Date:                                   Initial Certificate Balance of this Certificate as of
April 20, 2007                                             the Cut-off Date:
                                                           $____________________

Master Servicer:                                           CUSIP: [92977T]_____
U.S. U.S. Bank National Association

Assumed Final Distribution Date:
March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                    SERIES 2007-A

         evidencing  a  percentage  interest  in the  distributions  allocable  to the  Class  B-[1][2][3]
         Certificates  with  respect to a Trust  consisting  primarily  of a pool of  adjustable  interest rate mortgage  loans secured by first liens on  one-to-four  family  residential  properties  and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC.

                  This  Certificate  is payable  solely  from the assets of the Trust,  and does not  represent  an obligation of or interest in Wachovia Mortgage Loan Trust, LLC ("WMLT"),  the Master Servicer,  the Servicers,  the
Certificate  Administrator  or the  Trustee  referred  to below or any of their  affiliates  or any  other  person.

Neither this  Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by WMLT,  the Master  Servicer,  the Servicers,  the  Certificate  Administrator  or the Trustee or any of their affiliates or any other person.  None of WMLT, the Master Servicer,  the Servicers,  the Certificate  Administrator
or any of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that Cede & Co. is the registered  owner of the  Percentage  Interest  evidenced hereby in the  Certificates  of the same  Class as this  Certificate,  which  Certificates  evidence  a  beneficial interest in a trust (the "Trust")  primarily  consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential properties  (collectively,  the "Mortgage Loans") sold by WMLT. The
Mortgage Loans were sold by Wachovia Bank, National  Association  ("WBNA") to WMLT. U.S. Bank National  Association
("U.S.  Bank") will act as master  servicer of the Mortgage Loans (the "Master  Servicer,"  which term includes any successors  thereto  under the  Agreement  referred  to below)  and  certificate  administrator  (the  "Certificate
Administrator,"  which term includes any successors thereto under the Agreement  referred to below).  National City
Mortgage  Co.,  Fifth Third  Mortgage  Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank,  N.A.  will act as servicers of the Mortgage Loans (the  "Servicers,"  which term includes any successors  thereto under the Agreement referred to below).  The Trust was created  pursuant to the Pooling and Servicing  Agreement  dated as of March 27,
2007 (the  "Agreement"),  among WMLT, as depositor (the  "Seller"),  U.S. Bank, as master  servicer and certificate administrator,  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage,  Inc. and Wells Fargo
Bank, N.A., each as servicers,  and HSBC Bank USA, National Association,  as trustee (the "Trustee"),  a summary of certain  of the  pertinent  provisions  of  which  is set  forth  hereafter.  To the  extent  not  defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue during the one-month  period ending on the last day of the month preceding the month in which such  Distribution  Date (as hereinafter  defined) occurs on the Certificate
Balance  hereof at a per annum rate equal to the  Pass-Through  Rate set forth in the  Agreement.  The  Certificate
Administrator  will  distribute  on the 20th day of each  month,  or, if such 20th day is not a Business  Day,  the immediately  following  Business Day (each,  a  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate  is  registered  at the close of  business  on the related Record Date, an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount of interest and principal,  if any,  required to be distributed  to the Holders of  Certificates  of the same  Class  as this  Certificate.  The  Assumed  Final  Distribution  Date is the  Distribution  Date  immediately following  the latest  scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Class Certificate Balance of this Class of Certificates will be reduced to zero.

                  Distributions  on  this  Certificate  will  be  made  by the  Certificate  Administrator  by wire transfer to the account at a bank or other  depository  institution  having  appropriate  wire transfer  facilities specified in writing by such  Certificateholder to the Certificate  Administrator or, if no such prior written wire
transfer   instruction   has  been   provided  to  the   Certificate   Administrator,   by  check  mailed  to  such
Certificateholder  entitled to receive a distribution  on such  Distribution  Date at the address  appearing in the
Certificate  Register,  by wire  transfer,  or by such other  means of payment  as such  Certificateholder  and the

Certificate  Administrator shall agree upon.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the party named in the Agreement or the  Certificate  Administrator,  as described in the  Agreement,  of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of this
Certificate at the office or agency appointed by the Certificate  Administrator  for that purpose and designated in such notice.  The initial  Certificate  Balance of this  Certificate is set forth above.  The  Certificate  Balance hereof  will be reduced to the extent of  distributions  allocable  to  principal  hereon and any  Realized  Losses allocated hereto.

                  Each  beneficial  owner of a Class  B-[1][2][3]  Certificate  or any  interest  therein  shall be deemed to have represented,  by virtue of its acquisition or holding of that Certificate or interest therein,  that either (i) it is not acquiring such  Certificate  with "plan assets" of a Plan, (ii) it has acquired and is holding such Certificate in reliance on Prohibited  Transaction Class Exemption 2002-41 (the "Exemption"),  and that (1) it understands  that  there  are  certain  conditions  to the  availability  of the  Exemption,  including  that  such
Certificate  is rated at least "BBB-" or its  equivalent  by Fitch,  S&P or Moody's at the time of purchase and (2)
it is an  "accredited  investor" as defined in Rule  501(a)(1) of  Regulation D of the  Securities  Act of 1933, as
amended or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  Certificate or  interest  therein is an  "insurance  company  general  account,"  as such term is defined in  Prohibited  Class
Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and II of PTCE 95-60 have been satisfied.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust for payment  hereunder  and that neither the  Certificate  Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,  the Certificate
Administrator  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer,  the  Servicers,  the  Certificate  Administrator  and the Trustee,  with the consent of the  Holders  of  Certificates  evidencing  in the  aggregate  not less than  66-2/3% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not  notation of such  consent is made upon this Certificate.  The Agreement also permits the amendment thereof in certain limited circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer  at the  offices  or  agencies  maintained  by the  Certificate  Administrator  for such purposes,  duly  endorsed  by, or  accompanied  by a written  instrument  of transfer in form  satisfactory  to the
Certificate  Administrator  duly  executed  by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing  a like aggregate
Percentage Interest will be issued to the designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other  governmental charge  payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee,  the Master  Servicer,  the
Certificate  Administrator,  the  Certificate  Registrar and any agent of any of them may treat the Person in whose name  this  Certificate  is  registered  as the owner  hereof  for all  purposes,  and none of the  Depositor,  the
Servicers, the Trustee, the Master Servicer, the Certificate  Administrator,  the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created  by the  Agreement  and the  Trust  created  thereby  (other  than  the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate upon the earlier of (i) the final payment or other  liquidation (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the  Trust or the  disposition  of all REO  Property  or (ii) the  optional repurchase  by the  party  named in the  Agreement  of all the  Mortgage  Loans  and  other  assets of the Trust in accordance  with the  terms  of the  Agreement.  Such  optional  repurchase  may be made  only if the  Pool  Stated
Principal  Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 5% of the Cut-off Date
Pool Principal  Balance.  The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  created by the  Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an authorized  signatory of the Certificate
Administrator by manual signature,  this Certificate  shall not be entitled to any benefit under the Agreement,  or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the  Certificate  Administrator  has  caused  this  Certificate  to be duly executed.

Dated: March 27, 2007                                         U.S. BANK NATIONAL ASSOCIATION
                                                              not  in  its   individual   capacity  but  solely  as
                                                              Certificate Administrator

                                                              By:___________________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-[1][2][3] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION
                                                              not  in  its   individual   capacity  but  solely  as
                                                              Certificate Administrator

                                                              By:___________________________________________________
                                                                                Authorized Signatory

                                                     ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
__________________________________  (Please  print or  typewrite  name and  address  including  postal  zip code of assignee) a Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
_________________________________  for the account of _________________________  account number _____________,  or,
if   mailed   by   check,   to   ______________________________.   Applicable   statements   should  be  mailed  to
_____________________________________________.

                  This information is provided by    __________________,    the   assignee    named    above,    or
________________________, as its agent.

                                                    EXHIBIT C

                              FORM OF CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES

                  THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND
CLASS B-3 [CLASS B-4] [CLASS B-5] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

                  SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE  BALANCE OF THIS CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND ANY REALIZED LOSSES ALLOCATED  HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  BALANCE OF THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING
THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR NAMED HEREIN.

                  THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS.  THE HOLDER  HEREOF,  BY  PURCHASING  THIS
CERTIFICATE,  AGREES THAT THIS  CERTIFICATE  MAY BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES
ACT ("RULE 144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL  BUYER WITHIN THE
MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM
THE  HOLDER HAS  INFORMED,  IN EACH CASE,  THAT THE  REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER  IS BEING MADE IN
RELIANCE ON RULE 144A,  SUBJECT TO (A) THE RECEIPT BY THE CERTIFICATE  ADMINISTRATOR  OF A LETTER  SUBSTANTIALLY IN
THE FORM PROVIDED IN THE  AGREEMENT AND (B) THE RECEIPT BY THE  CERTIFICATE  ADMINISTRATOR  OF SUCH OTHER  EVIDENCE
ACCEPTABLE TO THE CERTIFICATE  ADMINISTRATOR  THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH
THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

         THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
PLAN OR OTHER RETIREMENT  ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"),  AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  OR

BY A PERSON USING "PLAN  ASSETS" OF A PLAN,  UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE TRUSTEE AND  CERTIFICATE
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE,  THE SERVICERS,  THE MASTER  SERVICER AND
THE CERTIFICATE  ADMINISTRATOR  UPON WHICH THEY MAY RELY THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER
LOCAL LAW,  WILL NOT  CONSTITUTE  OR RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF ERISA,
SECTION 4975 OF THE CODE OR LAW  SUBSTANTIALLY  SIMILAR TO THE FOREGOING  SECTIONS OF ERISA AND THE CODE,  AND WILL
NOT SUBJECT THE CERTIFICATE  ADMINISTRATOR,  THE TRUSTEE, THE MASTER SERVICER OR THE SERVICERS TO ANY OBLIGATION OR
LIABILITY  IN ADDITION TO THOSE  UNDERTAKEN  IN THE POOLING  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN
EXPENSE OF THE CERTIFICATE ADMINISTRATOR, THE TRUSTEE, THE MASTER SERVICER OR THE SERVICERS.

Certificate No. _____                                      Adjustable Pass-Through Rate

Class B-[4][5][6] Subordinate

Date of Pooling and Servicing Agreement: March 27, 2007
                                                           Initial Class Certificate Balance of this Certificate
Cut-off Date:                                              as of the Cut-off Date:
March 1, 2007                                               $____________________

First Distribution Date:                                   Initial Certificate Balance of this Certificate as of
April 20, 2007                                             the Cut-off Date:
                                                           $____________________

Master Servicer:                                           CUSIP: [92977T]_____
U.S. U.S. Bank National Association

Assumed Final Distribution Date:
March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                   SERIES 2007-A

         evidencing  a  percentage  interest  in the  distributions  allocable  to the  Class  B-[4][5][6]
         Certificates  with  respect to a Trust  consisting  primarily  of a pool of  adjustable  interest rate mortgage  loans secured by first liens on  one-to-four  family  residential  properties  and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC.

                  This  Certificate  is payable  solely  from the assets of the Trust,  and does not  represent  an obligation of or interest in Wachovia Mortgage Loan Trust, LLC ("WMLT"),  the Master Servicer,  the Servicers,  the
Certificate  Administrator  or the  Trustee  referred  to below or any of their  affiliates  or any  other  person.

Neither this  Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by WMLT,  the Master  Servicer,  the Servicers,  the  Certificate  Administrator  or the Trustee or any of their affiliates or any other person.  None of WMLT, the Master Servicer,  the Servicers,  the Certificate  Administrator
or any of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This certifies that  _________________________________  is the registered owner of the Percentage
Interest evidenced hereby in the Certificates of the same Class as this Certificate,  which  Certificates  evidence a beneficial  interest in a trust (the "Trust")  primarily  consisting  of  conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans")
sold by WMLT. The Mortgage  Loans were sold by Wachovia  Bank,  National  Association  ("WBNA") to WMLT.  U.S. Bank
National  Association  ("U.S.  Bank") will act as master  servicer of the Mortgage  Loans (the  "Master  Servicer,"
which term includes any successors  thereto under the Agreement  referred to below) and  certificate  administrator
(the  "Certificate  Administrator,"  which term includes any  successors  thereto  under the Agreement  referred to below).  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank,
N.A.  will act as servicers of the Mortgage  Loans (the  "Servicers,"  which term includes any  successors  thereto under the  Agreement  referred to below).  The Trust was created  pursuant to the Pooling and  Servicing  Agreement dated as of March 27, 2007 (the  "Agreement"),  among WMLT,  as depositor  (the  "Seller"),  U.S.  Bank,  as master servicer and  certificate  administrator,  National City  Mortgage  Co.,  Fifth Third  Mortgage  Company,  SunTrust
Mortgage, Inc. and Wells Fargo Bank, N.A., each as servicers,  and HSBC Bank USA, National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning ascribed to them in the Agreement.  This
Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate  by virtue of its  acceptance  hereof assents and by which such Holder is bound.

                  The Certificate  Administrator  will  distribute on the 20th day of each month,  or, if such 20th day is not a Business Day, the  immediately  following  Business Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business on the Record Date, an amount equal to the product of the Percentage  Interest  evidenced by this
Certificate  and the amount of  interest  and  principal,  if any,  required  to be  distributed  to the Holders of
Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution Date is the Distribution Date
immediately  following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Class Certificate Balance of this Class of Certificates will be reduced to zero.

                  Distributions  on  this  Certificate  will  be  made  by the  Certificate  Administrator  by wire transfer to the account at a bank or other  depository  institution  having  appropriate  wire transfer  facilities specified in writing by such  Certificateholder to the Certificate  Administrator or, if no such prior written wire
transfer   instruction   has  been   provided  to  the   Certificate   Administrator,   by  check  mailed  to  such
Certificateholder  entitled to receive a distribution  on such  Distribution  Date at the address  appearing in the
Certificate  Register,  by wire  transfer,  or by such other  means of payment  as such  Certificateholder  and the

Certificate  Administrator shall agree upon.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the party named in the Agreement or the  Certificate  Administrator,  as described in the  Agreement,  of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of this
Certificate at the office or agency appointed by the Certificate  Administrator  for that purpose and designated in such notice.  The initial  Certificate  Balance of this  Certificate is set forth above.  The  Certificate  Balance hereof  will be reduced to the extent of  distributions  allocable  to  principal  hereon and any  Realized  Losses allocated hereto.

                  No  transfer  of this  Certificate  shall be made  unless the  transfer  is made  pursuant  to an effective  registration  statement under the Securities Act of 1933, as amended (the "1933 Act"),  and an effective registration or  qualification  under  applicable  state securities laws, or is made in a transaction that does not require such  registration or  qualification.  In the event that such a transfer of this  Certificate is to be made without  registration or qualification,  the Trustee shall require receipt of (i) written  certifications  from the
Holder of the  Certificate  desiring  to  effect  the  transfer,  and from such  Holder's  prospective  transferee, substantially  in the forms attached to the Agreement and (ii) if requested by the  Certificate  Administrator,  an
Opinion of Counsel  satisfactory to it that such transfer may be made without such  registration  or  qualification
(which Opinion of Counsel shall not be an expense of the Trust or of the Depositor,  the Trustee,  the  Certificate
Administrator  or the  Servicers  in their  respective  capacities  as such),  together  with copies of the written certification(s)  of the  Holder  of  the  Certificate  desiring  to  effect  the  transfer  and/or  such  Holder's prospective  transferee  upon which  such  Opinion of Counsel  is based.  None of the  Depositor,  the  Certificate
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates  specified on the face hereof  under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under the
Agreement to permit the transfer of such Certificates  without  registration or qualification.  Any Holder desiring to  effect  a  transfer  of  this  Certificate  shall  be  required  to  indemnify  the  Trustee,  the  Certificate
Administrator,  the Seller,  the Seller and the Servicers  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No  transfer  of this Class  B-[4][5][6]  Certificate  will be made  unless the  Trustee  and the
Certificate  Administrator  have received  either (i) opinion of counsel for the benefit of the Trustee,  Servicers and the Certificate  Administrator  and which they may rely which is satisfactory to the Certificate  Administrator that the  purchase  of this  certificate  is  permissible  under  local  law,  will not  constitute  or result in a non-exempt  prohibited  transaction  under Section 406 of the Employee  Retirement  Income Security Act of 1974, as
amended  ("ERISA"),  and Section 4975 of the Internal  Revenue  Code,  as amended (the "Code") and will not subject the Servicers,  the Trustee or the  Certificate  Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation  letter stating that the transferee is not acquiring  directly or indirectly  by, or on behalf of, an employee  benefit plan or other  retirement  arrangement  that is subject to
Title I of ERISA, and/or Section 4975 of the Code (a "Plan"), or by a person using  "plan assets" of a Plan.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face  hereof  (the  "Certificates").  The  Certificates,  in the  aggregate,  evidence  the  entire  beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust for payment  hereunder  and that neither the  Certificate  Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to  summarize  the  Agreement  and  reference  is made to the
Agreement for the interests,  rights and limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain  exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,  the Certificate
Administrator  and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor, the Master Servicer, the Servicers,  the Certificate  Administrator and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66-2/3% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any such  consent  by the  Holder  of this  Certificate  shall be conclusive  and  binding on such  Holder and upon all future  Holders of this  Certificate  and of any  Certificate issued  upon the  transfer  hereof or in lieu  hereof  whether or not  notation  of such  consent is made upon this
Certificate.  The  Agreement  also permits the  amendment  thereof in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer  at the  offices  or  agencies  maintained  by the  Certificate  Administrator  for such purposes,  duly  endorsed  by, or  accompanied  by a written  instrument  of transfer in form  satisfactory  to the
Certificate  Administrator  duly  executed  by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing  a like aggregate
Percentage Interest will be issued to the designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without  coupons in the Classes and  denominations  specified in the  Agreement.  As provided in the Agreement  and subject to certain  limitations therein set forth,  this  Certificate is exchangeable  for one or more new  Certificates  evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such registration of transfer, but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other  governmental charge  payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee,  the Master  Servicer,  the
Certificate  Administrator,  the  Certificate  Registrar and any agent of any of them may treat the Person in whose name  this  Certificate  is  registered  as the owner  hereof  for all  purposes,  and none of the  Depositor,  the
Servicers, the Trustee, the Master Servicer, the Certificate  Administrator,  the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created  by the  Agreement  and the  Trust  created  thereby  (other  than  the obligations  to make  payments to  Certificateholders  with  respect to the  termination  of the  Agreement)  shall terminate upon the earlier of (i) the final payment or other  liquidation (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the  Trust or the  disposition  of all REO  Property  or (ii) the  optional repurchase  by the  party  named in the  Agreement  of all the  Mortgage  Loans  and  other  assets of the Trust in accordance  with the  terms  of the  Agreement.  Such  optional  repurchase  may be made  only if the  Pool  Stated
Principal  Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 5% of the Cut-off Date
Pool Principal  Balance.  The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  created by the  Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this  Certificate  has been  countersigned  by an authorized  signatory of the Certificate
Administrator by manual signature,  this Certificate  shall not be entitled to any benefit under the Agreement,  or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the  Certificate  Administrator  has  caused  this  Certificate  to be duly executed.

Dated: March 27, 2007                                         U.S. BANK NATIONAL ASSOCIATION
                                                              not  in  its   individual   capacity  but  solely  as
                                                              Certificate Administrator

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-[4][5][6] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION
                                                              not  in  its   individual   capacity  but  solely  as
                                                              Certificate Administrator

                                                              By:__________________________________________________
                                                                                Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
__________________________________  (Please  print or  typewrite  name and  address  including  postal  zip code of assignee) a Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
_________________________________  for the account of _________________________  account number _____________,  or,
if   mailed   by   check,   to   ______________________________.   Applicable   statements   should  be  mailed  to
_____________________________________________.

                  This information is provided by    __________________,    the   assignee    named    above,    or
________________________, as its agent.

                                                    EXHIBIT D-1

                                       MORTGAGE LOAN SCHEDULE (LOAN GROUP 1)

                                                    EXHIBIT D-2

                                       MORTGAGE LOAN SCHEDULE (LOAN GROUP 2)

                                                    EXHIBIT D-3

                                       MORTGAGE LOAN SCHEDULE (LOAN GROUP 3)

                                                    EXHIBIT D-4

                                       MORTGAGE LOAN SCHEDULE (LOAN GROUP 4)

                                                    EXHIBIT E

                                     FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:      U.S. Bank National Association
         1133 Rankin Street, Suite 1000
         St. Paul, MN 55116
         Attn: Document Custody Services / WMLT 2007-A

Re:      Pooling and Servicing  Agreement,  dated as of March 27, 2007, among Wachovia Mortgage Loan Trust, LLC, as depositor,  U.S. Bank National  Association,  as master servicer and certificate  administrator,  National
         City Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A., as
         servicers,  and HSBC Bank USA,  National  Association,  as trustee,  issuing Wachovia Mortgage Loan Trust,
         LLC Mortgage Pass-Through Certificates Series 2007-A

         In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned
Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____          1.          Mortgage Paid in Full and proceeds have been deposited into the Servicer Custodial
                           Account

_____          2.          Foreclosure

_____          3.          Substitution

_____          4.          Repurchase

_____          5.          Other (Describe)

         Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing
Agreement.

                                                     ________________________________
                                                     [Name of Servicer]

                                                     By:_____________________________
                                                           Name:
                                                           Title:

                                                     EXHIBIT F

                                 FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                                      [Date]

         _______________ hereby certifies that it has established a Servicer Custodial
Account pursuant to Section 3.08(e) of the Pooling and Servicing Agreement, dated March 27, 2007, among Wachovia
Mortgage Loan Trust, LLC, as depositor, U.S. Bank National Association, as master servicer and certificate administrator, National City Mortgage Co., Fifth Third Mortgage Company, SunTrust Mortgage, Inc. and Wells Fargo
Bank, N.A., as servicers, and HSBC Bank USA, National Association, as trustee.

                                            _______________________________
                                            [Name of Servicer]

                                            By: ________________________________
                                                Name:
                                                Title:

                                                     EXHIBIT G-1

                                         FORM OF TRANSFEROR'S CERTIFICATE

[Date]

U.S. Bank National Association
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

      Re:   Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2007-A, Class ______

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by  ______________  (the  "Transferor") to
______________  (the  "Transferee") of the captioned  Certificates  (the "Transferred  Certificates"),  pursuant to
Section 6.02 of the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),  dated March 27,
2007, among Wachovia Mortgage Loan Trust,  LLC, as depositor,  U.S. Bank National  Association,  as master servicer and certificate  administrator,  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage, Inc.
and Wells Fargo Bank, N.A., as servicers,  and HSBC Bank USA,  National  Association,  as trustee.  All capitalized terms used  herein and not  otherwise  defined  shall have the  respective  meanings  set forth in the  Pooling and
Servicing   Agreement.   The  Transferor  hereby  certifies,   represents  and  warrants  to  you,  as  Certificate
Administrator, that:

            1.    The  Transferor  is the  lawful  owner of the  Transferred  Certificates  with the full  right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.    Neither the  Transferor  nor anyone acting on its behalf has (a) offered,  transferred,  pledged, sold or otherwise disposed of any Transferred  Certificate,  any interest in a Transferred Certificate or any other similar  security  to any person in any manner,  (b)  solicited  any offer to buy or accept a  transfer,  pledge or other disposition of any Transferred  Certificate,  any interest in a Transferred  Certificate or any other similar security from any person in any manner,  (c) otherwise  approached  or negotiated  with respect to any  Transferred
Certificate,  any  interest in a  Transferred  Certificate  or any other  similar  security  with any person in any manner,  (d) made any  general  solicitation  with  respect  to any  Transferred  Certificate,  any  interest  in a
Transferred  Certificate or any other similar security by means of general  advertising or in any other manner,  or
(e) taken any other action with respect to any Transferred  Certificate,  any interest in a Transferred Certificate or any other similar  security,  which (in the case of any of the acts described in clauses (a) through (e) hereof)
would constitute a distribution of the Transferred  Certificates  under the Securities Act of 1933, as amended (the
"1933 Act"),  would render the  disposition  of the  Transferred  Certificates a violation of Section 5 of the 1933
Act or any state  securities laws, or would require  registration or qualification of the Transferred  Certificates pursuant to the 1933 Act or any state securities laws.

                                                     Very truly yours,

                                                     ________________________________________
                                                     (Transferor)

                                            By:_____________________________________
                                                           Name:
                                                           Title:

                                                    EXHIBIT G-2A

                                        FORM 1 OF TRANSFEREE'S CERTIFICATE

                                               ______________,200___

U.S. Bank National Association,
  as Certificate Administrator
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

                  Re:      Wachovia Mortgage Loan Trust, LLC Series 2007-A
                           Mortgage Pass-Through Certificates, Series 2007-A, Class _____

Ladies and Gentlemen:

         ______________  (the  "Purchaser")  intends to purchase  from  ______________  (the  "Seller")  $_________
initial Class Balance of Mortgage  Pass-Through  Certificates,  Series  2007-A,  Class _____ (the  "Certificates"),
issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of March
27, 2007 among Wachovia Mortgage Loan Trust, LLC, as Depositor (the "Depositor"),  U.S. Bank National  Association,
as master  servicer and  certificate  administrator,  National  City Mortgage Co.,  Fifth Third  Mortgage  Company,
SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A., as servicers (each, a "Servicer") and HSBC Bank USA, National
Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants with, the Seller and the Certificate Administrator that:

                  1.       The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law, (b) the Seller is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities law, or if an  exemption  from such  registration  and  qualification  is  available,  (d) the Pooling and
         Servicing  Agreement  contains  restrictions  regarding  the  transfer  of the  Certificates  and  (e) the
         Certificates will bear a legend to the foregoing effect.

                  2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business  matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment  in the  Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an
         "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                  4.       The Purchaser has been  furnished  with, and has had an opportunity to review (a) a copy of the Pooling and Servicing  Agreement and (b) such other information  concerning the  Certificates,  the
         Mortgage  Loans and the Seller as has been  requested by the  Purchaser  from the Seller or the Seller and is  relevant  to the  Purchaser's  decision  to  purchase  the  Certificates.  The  Purchaser  has had any questions  arising  from such  review  answered  by the  Seller or the Seller to the  satisfaction  of the
         Purchaser.

                  5.       The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any
         Certificate  or any other  similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any Certificate,  any interest in any Certificate or any other  similar  security  from any person in any manner,  (c)  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other  similar  security  with any person in any manner,  (d) make any general  solicitation by means of general  advertising or in any other manner  or (e) take any other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition of any  Certificate a violation  of Section 5 of the Act or any state  securities  law, or that would  require  registration  or
         qualification   pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise  transfer  any  of  the
         Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.       The  Purchaser is (i) not  acquiring  the  Certificate  directly or  indirectly  for, on behalf of, or with "plan  assets" of an employee  benefit plan or other  retirement  arrangement  which is subject to Title I of the Employee  Retirement  Income  Security Act of 1974, as amended,  or Section 4975 of the Internal  Revenue Code of 1986, as amended,  or (ii) has provided the opinion of counsel  specified in Section 5.07(a) of the Pooling and Servicing Agreement.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor, the Certificate  Administrator,  the Servicers and the Trustee that the Purchaser will not transfer such
Certificates  to any Plan or person unless such Plan or person meets the  requirements  set forth in either 6(a) or
(b) above.

                                                            Very truly yours,

                                                            [PURCHASER]

                                                            By:____________________________________
                                                               Name:
                                                               Title:

                                                    EXHIBIT G-2B

                                        FORM 2 OF TRANSFEREE'S CERTIFICATE

                              Description of Rule 144A Securities, including numbers:

                              _______________________________________________________

                              _______________________________________________________

                              _______________________________________________________

                              _______________________________________________________

Ladies and Gentlemen:

         The undersigned  buyer,  ______________  (the "Buyer"),  intends to purchase from the undersigned  seller,
______________  (the "Seller"),  $_________  initial Class Balance of the Rule 144A Securities  described above and issued  pursuant  to the  Pooling  and  Servicing  Agreement  (the  "Agreement"),  dated as of March 27, 2007 among
Wachovia  Mortgage Loan Trust,  LLC, as depositor  (the  "Depositor"),  U.S. Bank National  Association,  as master servicer and  certificate  administrator,  National City  Mortgage  Co.,  Fifth Third  Mortgage  Company,  SunTrust
Mortgage,  Inc.  and Wells  Fargo Bank,  N.A.,  as  servicers  (each,  a  "Servicer")  and HSBC Bank USA,  National
Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Agreement.

                  1.       In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged, sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security to, or  solicited  any  offer to buy or  accept a  transfer,  pledge  or other  disposition  of the Rule  144A
         Securities,  any interest in the Rule 144A  Securities  or any other similar  security  from, or otherwise approached  or  negotiated  with  respect  to the Rule  144A  Securities,  any  interest  in the Rule 144A
         Securities  or any  other  similar  security  with,  any  person  in  any  manner,  or  made  any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended
         (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities  a  violation  of
         Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule 144A  Securities to any person other than the Buyer or another  "qualified  institutional  buyer"
         as defined in Rule 144A under the 1933 Act.

                  2.       The Buyer  warrants and represents  to, and covenants  with, the Depositor,  the Trustee and the Certificate Administrator as follows:

                           (a)      The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           (b)      The Buyer considers itself a substantial,  sophisticated institutional investor having such  knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           (c)      The Buyer  has been  furnished  with all  information  regarding  the Rule 144A
         Securities that it has requested from the Depositor, the Trustee or the Certificate Administrator.

                           (d)      Neither  the Buyer nor anyone  acting on its behalf has  offered,  transferred, pledged,  sold or  otherwise  disposed  of the  Rule  144A  Securities,  any  interest  in the  Rule  144A
         Securities  or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner, or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           (e)      The Buyer is a "qualified  institutional buyer" as that term is defined in Rule
         144A under the 1933 Act and has  completed the form of  certification  to that effect  attached  hereto as
         Annex 1. The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration under the 1933 Act.

                  3.       The Buyer is (i) not acquiring  the  Certificate  directly or indirectly  for, on behalf of, or with "plan assets" of an employee  benefit plan or other  retirement  arrangement  which is subject to Title I of the Employee  Retirement  Income  Security Act of 1974,  as amended,  or Section 4975 of the
         Internal  Revenue  Code of 1986,  as amended,  or (ii) has  provided  the opinion of counsel  specified in
         Section 5.07(a) of the Agreement.

                  4.       This document may be executed in one or more  counterparts and by the different  parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;
         such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

________________________________________                     _______________________________________________
Print Name of Seller                                         Print Name of Buyer

By:_____________________________________                     By:____________________________________________
    Name:                                                        Name:
    Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:
No._____________________________________                     No:____________________________________________
Date:___________________________________                     Date:__________________________________________

                                                      ANNEX 1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

                  1.       As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior
Vice President or other executive officer of the Buyer.

                  2.       In  connection  with  purchases by the Buyer,  the Buyer is a  "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A")  because (i) the Buyer
owned  and/or  invested  on  a  discretionary  basis  $                                              in  securities
(except for the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated  in accordance  with Rule 144A) and (ii) the Buyer  satisfies the criteria in the category marked below.

         --       Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         --       Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its latest  annual  financial  statements,  a copy of which is attached hereto.

         --       Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         --       Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         --       Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

         --       State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         --       ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974.

         --       Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         --       SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         --       Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         --       Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3.       The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or  subscription by the
Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan  participations,
(v)  repurchase  agreements,  (vi)  securities  owned but subject to a  repurchase  agreement  and (vii)  currency, interest rate and commodity swaps.

                  4.       For purposes of determining  the aggregate  amount of securities  owned and/or  invested on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the  Buyer and did not include any of the  securities  referred to in the preceding  paragraph.  Further,  in  determining  such aggregate amount,  the  Buyer  may  have  included  securities  owned  by  subsidiaries  of  the  Buyer,  but  only  if  such subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles  and if the  investments  of such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the seller  to it and  other  parties  related  to the  Certificates  are  relying  and  will  continue  to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             _____          Will the Buyer be purchasing the Rule 144A
Yes              No             Securities only for the Buyer's own account?

                  6.       If the answer to the  foregoing  question is "no",  the Buyer agrees that, in connection with any  purchase  of  securities  sold to the Buyer for the  account of a third  party  (including  any  separate account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the
Buyer  will not  purchase  securities  for a third  party  unless the Buyer has  obtained a current  representation letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer will  notify each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     _____________________________________________________
                                                     Print Name of Buyer

                                                     By:__________________________________________________
                                                        Name:
                                                        Title:

                                                     Date:________________________________________________

                                                     EXHIBIT H

                           FORM OF TRANSFEREE REPRESENTATION LETTER FOR ERISA RESTRICTED
                                                   CERTIFICATES

U.S. Bank National Association
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

      Re:   Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2007-A, Class _____

Ladies and Gentlemen:

      This letter is delivered to you in connection  with the transfer by  _______________  (the  "Transferor")  to
_________________________ (the "Transferee") of the captioned
Certificates  (the  "Transferred  Certificates"),  pursuant to Section 6.02 of the Pooling and Servicing  Agreement
(the  "Pooling and  Servicing  Agreement"),  dated March 27, 2007,  among  Wachovia  Mortgage  Loan Trust,  LLC, as depositor,  U.S.  Bank  National  Association,  as master  servicer and  certificate  administrator,  National City
Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A., as servicers,  and
HSBC Bank USA,  National  Association,  as trustee.  All  capitalized  terms used herein and not otherwise  defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby  certifies,  represents and warrants to you, as Certificate  Administrator,  that it is not, and is not acting on behalf of, an employee  benefit plan or arrangement,  including an individual  retirement account,  subject to Title I of the Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  the
Internal  Revenue Code of 1986,  as amended (the  "Code"),  or any federal,  state or local law which is similar to
Section 406 of ERISA or the Code ("Similar Law")  (collectively,  a "Plan"),  and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates.

     Capitalized  terms used in and not  otherwise  defined  herein shall have the meaning  assigned to them in the
Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     _________________________________________
                                                     (Transferee)

                                                     By:______________________________________
                                                     Name:____________________________________
                                                     Title:_____________________________________
                                                     Date:_____________________________________

                                                    EXHIBIT I-1

                           FORM OF AFFIDAVIT REGARDING TRANSFER OF RESIDUAL CERTIFICATES

STATE OF __________________         )
                                    )        ss.:
COUNTY OF _________________         )

                  ______________________________, being first duly sworn, deposes and says:

                  1.       That       (s)he       is       a(n)        ___________________________________       of
______________________________________  (record or beneficial  owner (the "Owner") of a ____%  Percentage  Interest of the  Wachovia  Mortgage  Loan  Trust,  LLC  Mortgage  Pass-Through  Certificates,  Series  2007-A,  Class  1-A-R
Certificates  (the "Class 1-A-R  Certificates")),  a  __________________________  duly organized and existing under the laws of _____________________________ on behalf of which (s)he makes this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified  organization"  or an electing large  partnership  as of [Closing  Date][date  of  purchase]  within the meaning of Sections  860E(e)(5)  and 775, respectively,  of the Internal  Revenue Code of 1986,  as amended  (the  "Code") or an electing  large  partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified  organization  for so long as it retains its  ownership  interest  in the Class 1-A-R  Certificates,  and (iii) is  acquiring  the Class 1-A-R
Certificates  for its own account or for the account of another  Owner from which it has received an affidavit  and agreement in  substantially  the same form as this  affidavit and  agreement.  (For this purpose,  a  "disqualified organization"  means an electing large partnership  under Section 775 of the Code, the United States,  any state or
political   subdivision   thereof,  any  agency  or  instrumentality  of  any  of  the  foregoing  (other  than  an instrumentality  all of the  activities of which are subject to tax and,  except for the Federal Home Loan Mortgage
Corporation,  a majority of whose  board of  directors  is not  selected  by any such  governmental  entity) or any foreign  government,  international  organization or any agency or  instrumentality  of such foreign  government or organization,  any rural  electric or telephone  cooperative,  or any  organization  (other than  certain  farmers'
cooperatives)  that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware  (i) of the tax that  would be  imposed  on  transfers  of Class
1-A-R  Certificates to disqualified  organizations or electing large  partnerships  under the Code, that applies to all  transfers  of Class 1-A-R  Certificates  after March 31, 1988;  (ii) that such tax would be on the  transferor
(or, with respect to transfers to electing large partnerships,  on each such partnership),  or, if such transfer is through an agent (which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that the person  (other than with  respect to  transfers to electing  large  partnerships)  otherwise liable for the tax shall be  relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have  actual  knowledge  that the  affidavit  is  false;  and (iv)  that the Class  1-A-R  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

                  4.       That the Owner is aware of the tax  imposed on a  "pass-through  entity"  holding  Class
1-A-R  Certificates if either the  pass-through  entity is an electing large  partnership  under Section 775 of the
Code or if at any time  during the taxable  year of the  pass-through  entity a  disqualified  organization  is the record  holder of an interest in such entity.  (For this  purpose,  a "pass  through  entity"  includes a regulated investment  company,  a real estate  investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

                  5.       The  Owner  is  either  (i)  a  citizen  or  resident  of  the  United  States,  (ii)  a corporation,  partnership  or other entity treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized in or under the laws of the United  States,  any state thereof or the District of
Columbia  (other than a partnership  that is not treated as a United States  person under any  applicable  Treasury regulations),  (iii) an estate that is described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

                  6.       The  Owner  hereby   agrees  that  it  will  not  cause  income  from  the  Class  1-A-R
Certificates  to be  attributable  to a foreign  permanent  establishment  or fixed base  (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

                  7.       That the Owner is aware that the Trustee  will not  register  the  transfer of any Class
1-A-R Certificates  unless the transferee,  or the transferee's  agent,  delivers to it an affidavit and agreement, among other things,  in  substantially  the same form as this affidavit and agreement.  The Owner expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

                  8.       That the Owner has  reviewed the  restrictions  set forth on the face of the Class 1-A-R
Certificates  and the provisions of Section  6.02(f) of the Pooling and Servicing  Agreement  under which the Class
1-A-R  Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such  restrictions and provisions.

                  9.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute  a reasonable  arrangement  to ensure that the Class 1-A-R
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  10.      The Owner's Taxpayer Identification Number is ___________________________________________.

                  11.      This affidavit and agreement  relates only to the Class 1-A-R  Certificates  held by the
Owner and not to any other  holder of the Class 1-A-R  Certificates.  The Owner  understands  that the  liabilities described herein relate only to the Class 1-A-R Certificates.

                  12.      That no  purpose  of the  Owner  relating  to the  transfer  of any of the  Class  1-A-R
Certificates  by the Owner is or will be to  impede  the  assessment  or  collection  of any tax;  in  making  this representation,  the Owner warrants that the Owner is familiar with (i) Treasury  Regulation  Section  1.860E-1 (c)
and recent amendments  thereto,  effective as of August 19, 2002, and (ii) the preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

                  13.      That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the  Certificates  remain  outstanding.  In this regard,  the
Owner hereby  represents  to and for the benefit of the person from whom it acquired  the Class 1-A-R  Certificates that the Owner  intends to pay taxes  associated  with  holding such Class 1-A-R  Certificates  as they become due, fully  understanding  that it may incur tax  liabilities  in excess of any cash flows  generated by the Class 1-A-R
Certificates.

                  14.      That the Owner has no present  knowledge or  expectation  that it will become  insolvent or subject to a bankruptcy proceeding for so long as any of the Class 1-A-R Certificates remain outstanding.

                  15.      The  Purchaser is not an employee  benefit plan or other plan subject to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section
4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or an investment  manager,  named fiduciary or a trustee of any such plan, or any other Person  acting,  directly or  indirectly,  on behalf of or purchasing  any
Certificate with "plan assets" of any such plan.

                  Capitalized  terms used but not defined  herein shall have the  meanings  assigned to them in the
Pooling and Servicing Agreement dated as of March 27, 2007.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority of its Board of Directors,  by its  _____________________,  and its corporate  seal to be hereunto attached, attested by its ______________________, this _____ of _____, 20__.

                                                     [NAME OF INVESTOR]

                                                     By:_________________________________________
                                                        Name:
                                                        Title:

[Corporate Seal]

ATTEST:

___________________________________________________

                  Personally  appeared before me the above-named  _________________________,  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be a(n)  _________________________  of the
Owner,  and  acknowledged to me that (s)he executed the same as his/her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of _____, 20__.

                                                                     ________________________________
                                                                              NOTARY PUBLIC

                                                   EXHIBIT I-2

                               FORM OF TRANSFEROR CERTIFICATE REGARDING TRANSFER OF
                                               RESIDUAL CERTIFICATE

                                            [DATE]

U.S. Bank National Association
     as Certificate Administrator
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

                  Re:      Wachovia Mortgage Loan Trust, LLC Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2007-A, Class 1-A-R Certificate

Ladies and Gentlemen:

         This letter is delivered to you in  connection  with the transfer by  ______________________________  (the
"Seller") to  ________________________________  (the  "Purchaser") of a ____%  Percentage  Interest in the Wachovia
Mortgage Loan Trust, LLC Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-A, Class 1-A-R Certificates
(the  "Certificates"),  pursuant to the Pooling and Servicing Agreement,  dated as of March 27, 2007 (the "Pooling and Servicing  Agreement"),  among Wachovia  Mortgage Loan Trust,  LLC, as depositor (the  "Depositor"),  U.S. Bank
National  Association,   as  master  servicer  and  certificate  administrator  (in  its  capacity  as  certificate administrator,  the  "Certificate  Administrator"),  National  City  Mortgage Co.,  Fifth Third  Mortgage  Company,
SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A., as servicers,  and HSBC Bank USA,  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants with, the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The  Seller   understands   that  the  Purchaser   has  delivered  to  the   Certificate
Administrator  a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as
Exhibit I-1.  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer  of a  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the proposed  Transferee  is not both a United
States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     [NAME OF SELLER]

                                                     By:_________________________________________________________
                                                        Name:
                                                        Title:

                                                     EXHIBIT J

                                                    [Reserved]

                                                     EXHIBIT K

                                                    [Reserved]

                                                     EXHIBIT L

                                                    [Reserved]

                                                     EXHIBIT M

                                            FORM OF LOST NOTE AFFIDAVIT

                                                                                Loan Number ____________

STATE OF ____________________

COUNTY OF __________________

________________________________________,  of  the  lawful  age,  who  declared  that  he/she  is  an  employee  of
________________________________,  organized and existing under the laws of the United States of America,  being by me first duly sworn  according to law,  deposes and says to the best of his/her  knowledge and belief that the Note herein below described was lost and has not been paid, satisfied,  assigned,  pledged,  transferred or hypothecated in any way;

THAT the unpaid balance is still due and owing on that certain Note dated                        ,  which  Note was
executed by

                                                              ,

in the original principal sum of $                                     .

EXECUTED this ____ day of                             ,_____.

                                            _____________________________________

                                            By: __________________________________
                                                Name:
                                                Title:

Subscribed and sworn before me this ____ day of _____________________, 20____.

Notary Public in and for the
State of _____________________

                                                      EXHIBIT N

                                            FORM OF CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT"),
DATED AS OF MARCH 27, 2007, IS BY AND AMONG HSBC BANK USA, NATIONAL ASSOCIATION, AS TRUSTEE (INCLUDING
SUCCESSORS, THE "TRUSTEE"), WACHOVIA MORTGAGE LOAN TRUST, LLC (TOGETHER WITH ANY SUCCESSOR IN INTEREST, THE
"DEPOSITOR"), NATIONAL CITY MORTGAGE CO., FIFTH THIRD MORTGAGE COMPANY, SUNTRUST MORTGAGE, INC. AND WELLS FARGO
BANK, N.A., AS SERVICERS (TOGETHER WITH ANY SUCCESSOR IN INTEREST OR SUCCESSOR UNDER THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW, EACH AS A "SERVICER") AND U.S. BANK NATIONAL ASSOCIATION, AS MASTER SERVICER,
CERTIFICATE ADMINISTRATOR AND CUSTODIAN (TOGETHER WITH ANY SUCCESSOR IN INTEREST OR ANY SUCCESSOR APPOINTED
HEREUNDER, THE "CUSTODIAN").

                                                 WITNESSETH THAT:

                  WHEREAS, the Depositor, U.S. Bank National Association, as master servicer and certificate administrator, the Servicers and the Trustee have entered  into a Pooling and Servicing Agreement, dated as of
March 27, 2007, relating to the issuance of WMLT Mortgage Pass-Through Certificates, Series 2007-A (the "Pooling
and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor or the Servicers under the Pooling and Servicing Agreement  upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Servicers and the Custodian hereby agree as follows:

                                                    ARTICLE I.
                                                    DEFINITIONS

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                                    ARTICLE II.
                                    APPOINTMENT; CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.1.      Appointment of Custodian.

                  U.S. Bank National Association is hereby appointed as Custodian pursuant to this Agreement and the Pooling and Servicing Agreement. U.S. Bank National Association hereby accepts such appointment, and agrees to perform the duties of the Custodian hereunder and thereunder and to comply with the terms and provisions hereof and thereof with respect thereto.

                  Section 2.2.      Acceptance  of  Mortgage  Files.  The  Custodian  acknowledges  (subject to any exceptions  noted in the  Initial  Certification  referred  to in Section  2.4(1))  receipt of the  Mortgage  Files relating to the Mortgage  Loans  identified on the schedule  attached  hereto (the  "Mortgage  Loan  Schedule") and declares that it holds and will hold such Mortgage Files as agent of, and for the benefit of, the Trustee.

                  Section 2.3.      Recordation  of  Assignments.  If  any  Mortgage  File  includes  one  or  more assignments  of Mortgage  to the Trustee in a state in which  recordation  is  specifically  required by the Rating
Agencies to obtain the initial  ratings for the  Certificates  pursuant to the provisions of Section 2.01(b) of the
Pooling and  Servicing  Agreement,  each such  assignment  shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate  public office for real property records,  and the Depositor,  at no expense to the Custodian,  shall promptly cause to be recorded in the  appropriate  public office for real property records each such  assignment  of Mortgage  and, upon receipt  thereof from such public  office,  shall return each such assignment of Mortgage to the Custodian.

                  Section 2.4.      Review of Mortgage Files.

                  (1)      On or prior to the Closing  Date,  in  accordance  with  Section 2.02 of the Pooling and
Servicing Agreement,  the Custodian shall deliver to the Depositor and the Trustee an Initial  Certification in the
form of Exhibit O to the Pooling and  Servicing  Agreement  evidencing  receipt  (subject to any  exceptions  noted
therein) of a Mortgage File for each Mortgage Loan listed on the Mortgage Loan Schedule.

                  (2)      Within 90 days of the Closing Date, the Custodian  shall review,  in accordance with the provisions  of Section 2.02 of the Pooling and  Servicing  Agreement,  and shall  deliver to the  Depositor and the
Trustee a Final  Certification  in the form  annexed as Exhibit P to the Pooling and  Servicing  Agreement.  If, in
the course of such review,  the Custodian finds any document described in Section  2.01(b)(i),  (ii), (iii), (v) or
(ix)(A),  (B), (C), (D), (F) or (G) of the Pooling and Servicing  Agreement which does not meet the requirements of
Section 2.01 of the Pooling and Servicing  Agreement or is omitted from such  Mortgage  File,  the Custodian  shall promptly so notify the related  Servicer and the  Depositor.  In  performing  any such review,  the  Custodian  may conclusively  rely on the purported  genuineness of any such document and any signature  thereon.  It is understood that the scope of the  Custodian's  review of the Mortgage Files is limited solely to confirming that the documents listed in Section  2.01(b)(i),  (ii),  (iii),  (v) and  (ix)(A),  (B),  (C),  (D),  (F) and (G) of the  Pooling and
Servicing  Agreement  have been  received  and  further  confirming  that any and all  documents  contained  in the
Mortgage File appear on their face to have been  executed and relate to the related  Mortgage  Loan.  The Custodian shall not have any  responsibility for determining  whether any document is valid and binding,  whether the text of any  assignment  or  endorsement  is in proper or  recordable  form,  whether  any  document  has been  recorded in accordance with the requirements of any applicable  jurisdiction,  or whether a blanket  assignment is permitted in any applicable jurisdiction.

                  (3)      The Custodian  shall retain  possession  and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth in the Pooling and Servicing Agreement.

                  (4)      The  Custodian  shall be under no duty or obligation  (i) to inspect,  review or examine any  documents,  instruments,  certificates  or other papers to determine  that they are genuine,  enforceable,  or appropriate for the  represented  purpose or that they are other than what they purport to be on their face or (ii)
to determine  whether any Mortgage  File should  include any of the  documents  specified in Sections  2.01(b)(iv),
(vi), (vii) and (viii) and (ix)(E) of the Pooling and Servicing Agreement.

                  Section 2.5.      Notification of Breaches of Representations  and Warranties.  Upon discovery by the  Custodian  of a breach of any  representation  or  warranty  as set forth in Section  2.04 of the  Pooling and
Servicing  Agreement  with  respect to a Mortgage  Loan,  the  Custodian  shall give prompt  written  notice to the
Depositor, the Servicers and the Trustee.

                  Section 2.6.      Custodian  to  Cooperate;  Release  of  Mortgage  Files.  Upon  receipt  by the
Custodian of a Request for Release,  in accordance with  Section 3.15 of the Pooling and Servicing  Agreement,  the
Custodian  shall  within  seven  Business  Days  release the related  Mortgage  File to or at the  direction of the requesting  Servicer.  Such  Servicer  shall cause the  Mortgage  File so released to be returned to the  Custodian when the need therefor by the Servicer no longer  exists,  unless the Mortgage Loan is liquidated  and the proceeds thereof are deposited in the related Servicer Custodial  Account,  in which case such Servicer shall deliver to the
Custodian a Request for Release, signed by a Servicing Officer.

                                                   ARTICLE III.
                                             CONCERNING THE CUSTODIAN

                  Section 3.1.      Custodian  as Bailee and Agent of the Trustee.  With  respect to each  Mortgage
Note,  Mortgage and other  documents  constituting  each Mortgage File which are  delivered to the  Custodian,  the
Custodian is  exclusively  the bailee and agent of the Trustee,  is holding such Mortgage File for the sole benefit of the Trustee,  and has no instructions to hold any Mortgage Note,  Mortgage,  or Mortgage File for the benefit of any person  other than the Trustee and the  Certificateholders.  The  Custodian  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Agreement  and the Pooling and  Servicing  Agreement.
Except upon  compliance  with the  provisions  of Section 2.6 of this  Agreement,  no  Mortgage  Note,  Mortgage or
Mortgage File shall be delivered by the Custodian to the  Depositor,  the Servicers or otherwise  released from the possession of the Custodian.

                  Section 3.2.      Custodian May Own  Certificates.  The Custodian in its  individual or any other capacity  may  become  the owner or  pledgee  of  Certificates  with the same  rights it would  have if it were not
Custodian.

                  Section 3.3.      Master  Servicer to Pay Fees. The Master  Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to, all  reasonable  fees as agreed to by the Master  Servicer and the Custodian for services  rendered by it in the exercise and  performance  of any of the powers and duties hereunder of the Custodian.

                  Section 3.4.      Custodian May Resign;  Trustee May Remove  Custodian.  The Custodian may resign by giving notice to the other parties to this  Agreement.  Upon receiving such notice of  resignation,  the Trustee either shall take custody of the Mortgage  Files or shall appoint a successor  Custodian  meeting the  requirements set forth below.

                  Thirty (30) days after such notice of resignation, if the Trustee by then shall not have taken custody of the Mortgage Files and shall not have appointed a successor Custodian that has accepted its appointment, the resigning Custodian shall be entitled to deliver the Mortgage Files to the offices of the
Trustee, and the Trustee shall be obligated to accept delivery. Alternatively, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian meeting the requirements set forth below.

                  The Trustee may remove the Custodian at any time for cause, based upon a material breach by the
Custodian of its duties or obligations under this Agreement or the Pooling and Servicing Agreement if, after giving notice of such material breach to the Custodian, such material breach remains uncured for 90 days.  In addition, the Trustee may remove the Custodian if the credit rating of the Custodian is withdrawn or reduced to below "BBB-" by Standard & Poor's or below "Baa3" by Moody's.

                   In the event of any removal of the Custodian, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian meeting the requirements set forth below.

                  Any successor Custodian shall be an insured depository institution subject to supervision or examination by a federal or State governmental authority, shall have a combined capital and surplus at the time of appointment of at least $50,000,000 and shall be qualified to do business, or exempt from such qualification, in the jurisdictions in which the Mortgage Files will be held, unless the Depositor, the Issuer and the Trustee each consent otherwise.

                  Any resignation or removal of the Custodian, and appointment of a successor Custodian, shall become effective only upon acceptance by the successor Custodian of its appointment. The Trustee shall give prompt notice to the other parties to this Agreement of the appointment of any successor Custodian. No successor
Custodian shall be appointed by the Trustee without the prior approval of the Depositor, which approval shall not be unreasonably withheld.

                  Section 3.5.      Merger or Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the  Custodian  shall be a party,  or any  Person  succeeding  to the  business  of the
Custodian,  shall be the successor of the Custodian hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.6.      Representations of the Custodian.  The Custodian hereby represents that it is a depository  institution  subject to  supervision or  examination  by a federal or state  authority,  has a combined capital and surplus of at least  $50,000,000 and is qualified to do business in the  jurisdictions in which it will hold any Mortgage File.

                                                    ARTICLE IV.
                                          REPRESENTATIONS AND WARRANTIES

                  Section 4.1.      Representations  and Warranties.  Each of the Depositor,  each Servicer and the
Custodian hereby represents and warrants to, and agrees with, the other parties that:

                  (a)      such party has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation;

                  (b)      such party has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated and to execute, deliver, and perform its obligations under this Agreement;

                  (c)      this Agreement has been duly authorized, executed, and delivered by such party, constitutes the legal, valid, and binding obligation of such party, and is enforceable against such party in accordance with its terms, except as such enforceability may be limited by laws relating to the rights of creditors or general principles of equity;

                  (d)      neither the execution and delivery by such party of this Agreement, nor the performance by such party of its obligations under this Agreement, will conflict with, result in a material breach or violation of, or constitute (with or without notice or lapse of time or both) a default under, any law or any indenture or other agreement to which such party or its properties are bound, other than such as would not have a material adverse effect on the other parties to this Agreement;

                  (e)      there are no proceedings or investigations pending or, to the best knowledge of such party, threatened, against such party before any governmental authority (i) asserting the unenforceability of this Agreement, (ii) seeking to prevent the consummation of any transaction contemplated by this Agreement,
(iii) seeking any determination or ruling that, in the reasonable judgment of such party, would have a material adverse effect on such party's performance under this Agreement, or (iv) seeking any determination or ruling that would have a material adverse effect on the enforceability of this Agreement, in each case which, if adversely determined, would be reasonably likely to result in a material adverse effect on the other parties to this
Agreement; and

                  (f)      no consent, approval, authorization, or order of, or filing with, any governmental authority is required on the part of such party in connection with its performance of the transactions contemplated by this Agreement, except those which have been obtained or made and are in full force and effect and those which the failure to obtain would not have a material adverse effect on the other parties to this
Agreement.

                                                    ARTICLE V.
                                           COMPLIANCE WITH REGULATION AB

                  Section 5.1.      Intent of the  parties;  Reasonableness.  The parties  hereto  acknowledge  and agree that the purpose of this Article V is to facilitate  compliance by the Depositor,  the Master  Servicer,  the
Certificate  Administrator  and the Trustee with the provisions of Regulation AB and related rules and  regulations of the  Commission.  None of the Depositor,  the Master  Servicer,  the Certificate  Administrator  nor the Trustee
shall exercise its right to request  delivery of  information or other  performance  under these  provisions  other than in good  faith,  or for  purposes  other  than  compliance  with the 1933 Act,  the 1934 Act and the rules and regulations of the Commission  under the 1933 Act and the 1934 Act. Each of the parties  hereto  acknowledges  that interpretations  of the  requirements  of the  requirements  of Regulation AB may change over time,  whether due to
interpretive   guidance   provided  by  the  Commission  or  its  staff,   consensus  among   participants  in  the
mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply with requests made by the Depositor,  the Master Servicer,  the Certificate  Administrator  and the Trustee in good faith for delivery of information  under  these  provisions  on the basis of  evolving  interpretations  of  Regulation  AB to the extent reasonably  practicable.  The Custodian shall cooperate  reasonably with the Depositor,  the Master  Servicer,  the
Certificate  Administrator  and the Trustee to deliver to the Depositor,  the Master  Servicer and the  Certificate
Administrator  (including any of their  respective  assignees or designees),  any and all  disclosure,  statements, reports,  certifications,  records and any other information necessary in the reasonable,  good faith determination of the Depositor,  the Master Servicer, the Certificate  Administrator and the Trustee to permit the Depositor, the
Master Servicer, the Certificate Administrator and the Trustee to comply with the provisions of Regulation AB.

                  Section 5.2.      Additional Representations and Warranties of the Custodian.

                  (1)      The  Custodian  hereby  represents  and warrants that the  information  set forth in the
Prospectus  Supplement  relating to the  Certificates,  dated March 27,  2007,  under the caption  "The Pooling and
Servicing  Agreement - Custodial  Arrangements" (the "Custodian  Disclosure") does not contain any untrue statement of a material  fact or omit to state a material  fact  required to be stated  therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (2)      The  Custodian  shall be deemed to represent to the  Depositor as of the date hereof and on each date on which  information  is provided to the  Depositor  under  Section 5.3 that,  except as disclosed in writing to the Depositor  prior to such date:  (i) there are no aspects of its financial  condition that could have a material adverse effect on the performance by it of its Custodian  obligations  under this Agreement or any other securitization  transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions relating to the Custodian with respect to the Depositor or any sponsor,  issuing entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) (each,  a "Transaction  Party")  relating to the  securitization  transaction contemplated by the Pooling and Servicing  Agreement,  other than those identified by the Custodian to Depositor in writing as of the Closing Date.

                  (3)      If so requested by the Depositor on any date  following the Closing Date,  the Custodian shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (1) of this  section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide reasonably  adequate  disclosure of the pertinent facts, in writing,  to the  requesting  party.  Any such  request from the  Depositor  shall not be given more than once each calendar  quarter,  unless  the  Depositor  shall  have a  reasonable  basis  for a  determination  that any of the representations and warranties may not be accurate.

                  Section 5.3.      Additional  Information  to Be  Provided by the  Custodian.  For so long as the
Certificates are  outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation under the 1934
Act with  respect to any class of  Certificates,  the  Custodian  shall (a) notify the  Depositor in writing of any material  litigation  or  governmental  proceedings  pending  against  the  Custodian  that  would be  material  to
Certificateholders,  and (b) provide to the Depositor a written  description of such  proceedings.  Any notices and descriptions  required  under  this  Section  5.3 shall be given no later  than  five  Business  Days  prior to the
Determination  Date  following the month in which the  Custodian  has  knowledge of the  occurrence of the relevant event.  As of the date the  Depositor or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian will be deemed to represent  that any  information  previously  provided under this Section 5.3, if any, is materially  correct and does not have any material  omissions unless the Custodian has provided an update to such information.

                  Section 5.4.      Report on Assessment of Compliance  and  Attestation.  On or before March 15 of each calendar year, the Custodian shall:

                  (1)      deliver to the  Depositor a report (in form and  substance  reasonably  satisfactory  to the  Depositor)  regarding the  Custodian's  assessment of compliance  with the Applicable  Servicing  Criteria set forth on Exhibit A hereto  during the  immediately  preceding  calendar  year,  as required  under Rules 13a-18 and
15d-18 of the 1934 Act and Item 1122 of Regulation  AB (each such report,  an  "Assessment  of  Compliance").  Each such  Assessment  of Compliance  shall be addressed to the  Depositor  and signed by an  authorized  officer of the
Custodian; and

                  (2)      deliver to the  Depositor a report of a registered  public  accounting  firm  reasonably acceptable to the  Depositor  that attests to, and reports on, the  Assessment of Compliance  made by the Custodian and  delivered  pursuant to the  preceding  paragraph  (each such  report,  an  "Accountant's  Attestation").  Such
Accountant's  Attestation  shall be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation  S-X under the
1933 Act and the 1934 Act.

                  Section 5.5.      Indemnification.   The  Custodian   shall   indemnify  and  hold  harmless  the
Certificate  Administrator,  the  Master  Servicer  and the  Depositor  and  each  of  their  directors,  officers, employees,  agents,  and  affiliates  from and against  any and all  claims,  losses,  damages,  penalties,  fines, forfeitures,  reasonable  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based  upon (a) any  breach by it of any if its  obligations  under  this  Article  V  including  particularly  its obligation to provide any  Assessment  of  Compliance  or  Accountant's  Attestation  or any  information,  data or material  required  to be included in any 1934 Act report,  (b) any  misstatement  or omission in any  information, data or  materials  provided by the  Custodian  pursuant  to this  Article V, or (c) the  negligence,  bad faith or willful  misconduct of the Custodian Party in connection with the performance of any if its obligations  under this
Article V. This  indemnification  shall survive the  termination of this Agreement or the  termination of any party to this Agreement.

                                                    ARTICLE VI.
                                             MISCELLANEOUS PROVISIONS

                  Section 6.1.      Notices. All notices,  requests,  consents and demands and other communications required  under this  Agreement or pursuant to any other  instrument or document  delivered  hereunder  shall be in writing and,  unless  otherwise  specifically  provided,  may be  delivered  personally,  by telegram or telex,  by overnight  express,  or by registered or certified mail, postage prepaid,  return receipt  requested,  at 1) in the case of the  Trustee,  HSBC Bank USA,  National  Association,  452 Fifth  Avenue,  New York,  NY 10018,  Attention:
Corporate  Trust,  WMLT 2007-A;  2) in the case of the  Custodian,  U.S.  Bank  National  Association,  1133 Rankin
Street, Suite 100, EP-MN-TMZD,  St. Paul, Minnesota 55116,  Attention:  Document Collateral Services - WMLT 2007-A;
3) in the case of the  Depositor,  Wachovia  Mortgage  Loan Trust,  LLC, 301 S.  College  Street,  NC5578-Suite  G,
Charlotte,  North  Carolina  28288,  Attention:  General  Counsel and Chief  Financial  Officer;  4) in the case of
National City, National City Mortgage Co., 3232 Newmark Dr., Miamisburg,  OH 45342, Attention:  Mary Beth Criswell;
5) in the case of Fifth Third,  Fifth Third Bank, 5001 Kingsley Drive,  Cincinnati,  Ohio 45263,  Attention:  Steve
Johnson MD 1MOB2V; 6) in the case of SunTrust,  SunTrust  Mortgage,  Inc., 1001 Semmes Avenue,  Richmond,  Virginia
23224,  Attention:  Annette  Holman-Foreman;  and 7) in the case of Wells  Fargo,  Wells Fargo Bank,  N.A.,  1 Home
Campus, Des Moines, Iowa 50328-0001,  Attention:  John B. Brown, MAC X2302-033, with a copy to General Counsel, MAC
X2401-06T  (unless  changed by the  particular  party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 6.2.      Amendments.  No  modification  or amendment of or supplement to this  Agreement shall be valid or  effective  unless the same is in writing  and signed by all  parties  hereto,  and  neither  the
Depositor,  the Servicers nor the Trustee shall enter into any amendment  hereof except as permitted by the Pooling and Servicing Agreement.  The Certificate  Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 6.3.      GOVERNING  LAW.  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE  STATE OF NEW  YORK,  WITHOUT  APPLICATION  OF THE  CONFLICTS  OF LAWS  PROVISIONS
THEREOF,  AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

                  Section 6.4.      Recordation  of  Agreement.  To the extent  permitted by  applicable  law, this
Agreement  is subject to  recordation  in all  appropriate  public  offices  for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the  Mortgages are situated,  and in any other  appropriate  public recording office or elsewhere,  such recordation to be effected by the  Depositor  and at the  Depositor's  expense,  but only upon  direction  accompanied  by an  Opinion of Counsel reasonably  satisfactory  to the Depositor to the effect that the failure to effect such  recordation  is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 6.5.      Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions  or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants, agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this
Agreement.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                                       HSBC BANK USA, NATIONAL ASSOCIATION,
                                                       not in its individual capacity but solely as Trustee under the
                                                       Pooling and Servicing Agreement

                                                       By:___________________________________________
                                                       Name:
                                                       Title:

                                                       WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                                       as Depositor

                                                       By:___________________________________________
                                                       Name:
                                                       Title:

                                                       U.S. BANK NATIONAL ASSOCIATION, as Custodian, Master Servicer and
                                                       Certificate Administrator

                                                       By:___________________________________________
                                                       Name:
                                                       Title:

                                                       NATIONAL CITY MORTGAGE CO.,
                                                       as a Servicer

                                                       By:___________________________________________
                                                       Name:
                                                       Title:

                                                       FIFTH THIRD MORTGAGE COMPANY,
                                                       as a Servicer

                                                       By:___________________________________________
                                                       Name:
                                                       Title:

                                                       SUNTRUST MORTGAGE, INC.,
                                                       as a Servicer

                                                       By:___________________________________________
                                                       Name:
                                                       Title:

                                                       WELLS FARGO BANK, N.A.,
                                                       as a Servicer

                                                       By:____________________________________________
                                                       Name:
                                                       Title:

                                                     EXHIBIT A

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

_____________________________________________________________________________________________________________
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
_____________________________________________________________________________________________________________
      Reference                                   Criteria
_____________________________________________________________________________________________________________
                                      General Servicing Considerations
_____________________________________________________________________________________________________________
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
_____________________________________________________________________________________________________________
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities
_____________________________________________________________________________________________________________
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
_____________________________________________________________________________________________________________
                        A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                        throughout the reporting period in the amount of coverage
1122(d)(1)(iv)          required by and otherwise in accordance with the terms of
                        the transaction agreements.
_____________________________________________________________________________________________________________

                                     Cash Collection and Administration
_____________________________________________________________________________________________________________
                        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt and
1122(d)(2)(i)           identification, or such other number of days specified in
                        the transaction agreements.
_____________________________________________________________________________________________________________
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
_____________________________________________________________________________________________________________
                        Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                        charged for such advances are made, reviewed and approved as
1122(d)(2)(iii)         specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)          respect to commingling of cash) as set forth in the
                        transaction agreements.
_____________________________________________________________________________________________________________

                        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                        agreements.  For purposes of this criterion, "federally
                        insured depository institutions" with respect to a foreign financial institution means a foreign financial institution
1122(d)(2)(v)           that meets the requirements of Rule 13k-1(b)(1) of the
                        Securities Exchange Act.
_____________________________________________________________________________________________________________
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
_____________________________________________________________________________________________________________
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B)
                        prepared within 30 calendar days after the bank statement
                        cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliations; and
                        (D) contain explanations for reconciling items, These
1122(d)(2)(vii)         reconciling items are resolved within 90 calendar days of
                        their original identification, or such other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                                     Investor Remittances and Reporting
_____________________________________________________________________________________________________________
                        Reports to investors, including those to be filed with the
                        Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements, (B) provide information calculated in accordance with the terms specified in the transaction
                        agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors; or
1122(d)(3)(i)           the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the servicer.
_____________________________________________________________________________________________________________
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
_____________________________________________________________________________________________________________
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)          custodial bank statements.
_____________________________________________________________________________________________________________
                                          Pool Asset Administration
_____________________________________________________________________________________________________________
                        Collateral or security on pool assets is maintained as                   v
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.
_____________________________________________________________________________________________________________
                        Pool assets and related documents are safeguarded as                     v
1122(d)(4)(ii)          required by the transaction agreements.
_____________________________________________________________________________________________________________
                        Any additions, removals or substitutions to the asset pool               v
                        are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
_____________________________________________________________________________________________________________

                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than
                        two business days after receipt, or such other number of
                        days specified in the transaction agreements, and allocated
1122(d)(4)(iv)          to principal, interest or other items (e.g., escrow) in
                        accordance with the related pool asset documents.
_____________________________________________________________________________________________________________
                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal balance.
_____________________________________________________________________________________________________________
                        Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance
1122(d)(4)(vi)          with the transaction agreements and related pool asset
                        documents.
_____________________________________________________________________________________________________________
                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with the
1122(d)(4)(vii)         timeframes or other requirements established by the
                        transaction documents.
_____________________________________________________________________________________________________________
                        Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained in at
                        least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases
1122(d)(4)(viii)        where delinquency is deemed temporary (e.g., illness or
                        unemployment).
_____________________________________________________________________________________________________________
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.
_____________________________________________________________________________________________________________
                        Regarding any funds held in trust for an obligor (such as
                        escrow accounts); (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                        annual basis, or such other period specified in the
                        transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                        returned to the obligor within 3- calendar days of full
1122(d)(4)(x)           repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                        support has been received by the service at least 30
1122(d)(4)(xi)          calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late
1122(d)(4)(xii)         payment was due to the obligor's error or omission.
_____________________________________________________________________________________________________________
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                        transaction agreements.
_____________________________________________________________________________________________________________

1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the transaction agreements.
_____________________________________________________________________________________________________________
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
_____________________________________________________________________________________________________________

                                                      EXHIBIT O

                                           FORM OF INITIAL CERTIFICATION

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attn: Corporate Trust - WMLT 2007-A

Wachovia Mortgage Loan Trust, LLC
301 S. College Street, NC5578 - Suite G
Charlotte, North Carolina 28288-5578

         Re:      Wachovia Mortgage Loan Trust, LLC Series 2007-A Trust

Ladies and Gentlemen:

         In accordance  with Section 2.4 of the  custodial  agreement  dated as of March 27, 2007 (the  "Custodial
Agreement"),  between HSBC Bank USA,  National  Association,  as trustee,  Wachovia  Mortgage  Loan Trust,  LLC, as depositor,  U.S.  Bank National  Association.,  as master  servicer and  certificate  administrator,  National City
Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A., as servicers,  and
U.S. Bank National Association,  as custodian (the "Custodian"),  the undersigned,  as Custodian,  hereby certifies that it has received the following with respect to each Mortgage Loan listed in the Mortgage Loan Schedule:

         Except for the  exceptions  listed on the schedule  attached  hereto,  the  Mortgage  File for each of the
Mortgage Loans includes all documents  specified in Section  2.01(b)(i),  (ii),  (iii), (v) and (ix)(A),  (B), (C),
(D), (F) and (G) of the pooling and  servicing  agreement  dated as of March 27, 2007 (the  "Pooling and Servicing
Agreement"),   among  the  Depositor,   U.S.  Bank  National  Association,   as  master  servicer  and  certificate
administrator, the Servicers and the Trustee.

         Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing
Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Custodian

                                    By:____________________________________
                                       Name:
                                       Title:

                                                       EXHIBIT P

                                            FORM OF FINAL CERTIFICATION

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attn: Corporate Trust - WMLT 2007-A

Wachovia Mortgage Loan Trust, LLC
301 S. College Street, NC5578 - Suite G
Charlotte, North Carolina 28288-5578

Re:      Wachovia Mortgage Loan Trust, LLC Series 2007-A Trust

         Ladies and Gentlemen:

         In accordance  with Section 2.4 of the  custodial  agreement  dated as of March 27, 2007 (the  "Custodial
Agreement"),  between HSBC Bank USA,  National  Association,  as trustee,  Wachovia  Mortgage  Loan Trust,  LLC, as depositor,  U.S.  Bank National  Association.,  as master  servicer and  certificate  administrator,  National City
Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A., as servicers,  and
U.S. Bank National Association,  as custodian (the "Custodian"),  the undersigned,  as Custodian,  hereby certifies that it has received the following with respect to each Mortgage Loan listed in the Mortgage Loan Schedule:

         Except for the  exceptions  listed on the schedule  attached  hereto,  the  Mortgage  File for each of the
Mortgage Loans includes all documents  specified in Section  2.01(b)(i),  (ii),  (iii), (v) and (ix)(A),  (B), (C),
(D), (F) and (G) of the pooling and  servicing  agreement  dated as of March 27, 2007 (the  "Pooling and Servicing
Agreement"),   among  the  Depositor,   U.S.  Bank  National  Association,   as  master  servicer  and  certificate
administrator, the Servicers and the Trustee.

         Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing
Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Custodian

                                    By:____________________________________
                                       Name:
                                       Title:

                                                     EXHIBIT Q

                                            FORM OF 10-K CERTIFICATION

Re:  The  Pooling  and  Servicing  Agreement,  dated as of March 27,  2007 (the  "Pooling  and  Servicing
Agreement"),  among Wachovia Mortgage Loan Trust, LLC, as depositor (the "Depositor"),  U.S. Bank National
Association,  as master  servicer (in its capacity as certificate  administrator,  the "Master  Servicer")
and  certificate  administrator  (in  its  capacity  as  certificate  administrator,   the  "Certificate
Administrator"),  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and
Wells  Fargo  Bank,  N.A.,  as  servicers,  and HSBC Bank  USA,  National  Association,  as  trustee  (the
"Trustee").

I,  _______________________,  the  ________________________ of [NAME OF COMPANY] (the "Company"),  certify to the Depositor,  the Master  Servicer,  the  Certificate  Administrator,  and their  officers,  with the knowledge and intent that they will rely upon this certification, that:

         (1)      I have  reviewed  (i) the  servicer  compliance  statement of the Company  provided in accordance with  Section  12.06 of the Pooling and  Servicing  Agreement  (the "Item 1123  Certificate"),  (ii) the  report on assessment of the Company's  compliance  with the servicing  criteria  provided in accordance with Section 12.07 of the Pooling and Servicing  Agreement,  (iii) the registered public accounting firm's attestation report provided in accordance  with Section 12.08 of the Pooling and Servicing  Agreement (the  "Accountant's  Attestation"),  and all
servicing  reports,  officer's  certificates and other information  relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the  Certificate  Administrator  pursuant to the
Agreement (collectively, the "Company Servicing Information");

         (2)      Based, on my knowledge,  the Company  Servicing  Information,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in the light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period of time covered by the Company Servicing Information;

         (3)      Based on my knowledge,  all of the Company Servicing  Information  required to be provided by the
Company under the Agreement has been provided to the Certificate Administrator;

         (4)      I am  responsible  for reviewing the  activities  performed by the Company as servicer  under the
Agreement,  and based on my knowledge and the compliance  review  conducted in preparing the Item 1123  Certificate and  except  as  disclosed  in the  Item  1123  Certificate,  the  Assessment  of  Compliance  or the  Accountant's
Attestation, the Company has fulfilled its obligations under the Agreement in all material respects; and

         (5)      The Form of 10-K  Certification  required to be provided by the  Depositor  and by any  Servicing
Function  Participant  pursuant to the  Agreement,  have been provided to Certificate  Administrator.  Any material instances  of  noncompliance  described  in such reports have been  disclosed  to  Certificate  Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:_______________________________________
Name:
Title

                                            Date:

                                                      EXHIBIT R

                                            RELEVANT SERVICING CRITERIA

         The  assessment  of compliance to be delivered by the Master  Servicer and the  Certificate  Administrator
shall address, at a minimum,  the criteria  identified as below as "Applicable  Servicing Criteria" with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their  management  assertion that they are  attesting  only to the  portion  of the  distribution  chain  they  are  responsible  for in the  related transaction agreements.

____________________________________________________________________________________________________________________
Regulation AB      Servicing Criteria                            Servicers      Master Servicer      Certificate
Reference                                                                                           Administrator
____________________________________________________________________________________________________________________
                   General Servicing Considerations
____________________________________________________________________________________________________________________
1122(d)(1)(i)      Policies and  procedures  are instituted          X                  X                 X
                   to  monitor  any  performance  or  other
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
____________________________________________________________________________________________________________________
1122(d)(1)(ii)     If any material servicing activities              X                  X
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
____________________________________________________________________________________________________________________
                   Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
1122(d)(1)(iii)    maintained.
____________________________________________________________________________________________________________________
1122(d)(1)(iv)     A fidelity bond and errors and                    X                  X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in accordance
                   with the terms of the transaction
                   agreements.
____________________________________________________________________________________________________________________
                   Cash Collection and Administration
____________________________________________________________________________________________________________________
1122(d)(2)(i)      Payments on pool assets are deposited             X                  X                 X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
____________________________________________________________________________________________________________________
                   Disbursements made via wire transfer on           X                  X                 X
                   behalf of an obligor or to an investor
1122(d)(2)(ii)     are made only by authorized personnel.
____________________________________________________________________________________________________________________
                   Advances of funds or guarantees                   X                  X
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
____________________________________________________________________________________________________________________
                   The related accounts for the                      X                  X                 X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of over collateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as set
1122(d)(2)(iv)     forth in the transaction agreements.
____________________________________________________________________________________________________________________
                   Each custodial account is maintained at           X                  X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that
                   meets the requirements of Rule
                   13k-1(b)(1) of the Securities Exchange
1122(d)(2)(v)      Act.
____________________________________________________________________________________________________________________

                   Unissued checks are safeguarded so as             X
1122(d)(2)(vi)     to prevent unauthorized access.
____________________________________________________________________________________________________________________
1122(d)(2)(vii)    Reconciliations are prepared on a                 X                  X                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved
                   by someone other than the person who
                   prepared the reconciliation; and (D)
                   contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
____________________________________________________________________________________________________________________
                   Investor Remittances and Reporting
____________________________________________________________________________________________________________________
1122(d)(3)(i)      Reports to investors, including those             X                  X                 X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records as
                   to the total unpaid principal balance
                   and number of Pool Assets serviced by
                   the Servicer.
____________________________________________________________________________________________________________________
                   Amounts due to investors are allocated            X                                    X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the
1122(d)(3)(ii)     transaction agreements.
____________________________________________________________________________________________________________________
                   Disbursements made to an investor are             X                                    X
                   posted within two business days to the
                   Servicer's investor records, or such
                   other number of days specified in the
1122(d)(3)(iii)    transaction agreements.
____________________________________________________________________________________________________________________
                   Amounts remitted to investors per the             X                                    X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.
____________________________________________________________________________________________________________________
                   Pool Asset Administration
____________________________________________________________________________________________________________________
1122(d)(4)(i)      Collateral or security on pool assets             X
                   is maintained as required by the
                   transaction agreements or related pool
                   asset documents.
____________________________________________________________________________________________________________________

1122(d)(4)(ii)     Pool assets  and related documents are            X
                   safeguarded as required by the
                   transaction agreements
____________________________________________________________________________________________________________________
1122(d)(4)(iii)    Any additions, removals or                        X
                   substitutions to the asset pool are
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.
____________________________________________________________________________________________________________________
1122(d)(4)(iv)     Payments on pool assets, including any            X
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business
                   days after receipt, or such other
                   number of days specified in the
                   transaction agreements, and allocated
                   to principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
____________________________________________________________________________________________________________________
                   The Servicer's records regarding the              X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.
____________________________________________________________________________________________________________________
                   Changes with respect to the terms or              X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
1122(d)(4)(vi)     pool asset documents.
____________________________________________________________________________________________________________________
                   Loss mitigation or recovery actions               X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.
____________________________________________________________________________________________________________________
1122(d)(4)(viii)   Records documenting collection efforts            X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
____________________________________________________________________________________________________________________
1122(d)(4)(ix)     Adjustments to interest rates or rates            X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
____________________________________________________________________________________________________________________
1122(d)(4)(x)      Regarding any funds held in trust for             X
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool
                   asset documents, on at least an annual
                   basis, or such other period specified
                   in the transaction agreements; (B)
                   interest on such funds is paid, or
                   credited, to obligors in accordance
                   with applicable pool asset documents
                   and state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
____________________________________________________________________________________________________________________

                   Payments made on behalf of an obligor             X
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
1122(d)(4)(xi)     transaction agreements.
____________________________________________________________________________________________________________________
                   Any late payment penalties in                     X
                   connection with any payment to be made
                   on behalf of an obligor are paid from
                   the Servicer's funds and not charged to
                   the obligor, unless the late payment
                   was due to the obligor's error or
1122(d)(4)(xii)    omission.
____________________________________________________________________________________________________________________
                   Disbursements made on behalf of an                X
                   obligor are posted within two business
                   days to the obligor's records
                   maintained by the servicer, or such
                   other number of days specified in the
1122(d)(4)(xiii)   transaction agreements.
____________________________________________________________________________________________________________________
                   Delinquencies, charge-offs and                    X                  X
                   uncollectible accounts are recognized
                   and recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.
____________________________________________________________________________________________________________________
                   Any external enhancement or other
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
____________________________________________________________________________________________________________________

                                                     EXHIBIT S

                                          ADDITIONAL FORM 10-D DISCLOSURE

___________________________________________________________________________________________________________________
                                         ADDITIONAL FORM 10-D DISCLOSURE

___________________________________________________________________________________________________________________
                    Item on Form 10-D                                         Party Responsible
___________________________________________________________________________________________________________________
  Item 1: Distribution and Pool Performance Information

___________________________________________________________________________________________________________________
Information included in the [Monthly Statement]                                   Servicer
                                                                          Certificate Administrator

___________________________________________________________________________________________________________________
Any information required by 1121 which is NOT included                            Depositor
on the [Monthly Statement]

___________________________________________________________________________________________________________________
                Item 2: Legal Proceedings

Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to Certificateholders,  including any proceeding known to
be contemplated by governmental authorities:
___________________________________________________________________________________________________________________
• Issuing Entity (Trust Fund)                                                     Depositor
___________________________________________________________________________________________________________________
• Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
___________________________________________________________________________________________________________________
• Depositor                                                                       Depositor
___________________________________________________________________________________________________________________
• Trustee                                                                          Trustee
___________________________________________________________________________________________________________________
• Certificate Administrator                                               Certificate Administrator
___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Custodian                                                                       Custodian
___________________________________________________________________________________________________________________
• 1110(b) Originator                                                              Depositor
___________________________________________________________________________________________________________________
• Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Certificate Administrator)
___________________________________________________________________________________________________________________
• Any other party contemplated by 1100(d)(1)                                      Depositor
___________________________________________________________________________________________________________________

     Item 3: Sale of Securities and Use of Proceeds                               Depositor
Information from Item 2(a) of Part II of Form 10-Q:

With  respect to any sale of  securities  by the sponsor,
depositor or issuing entity,  that are backed by the same
asset  pool  or  are  otherwise  issued  by  the  issuing
entity, whether or not registered,  provide the sales and
use of  proceeds  information  in Item 701 of  Regulation
S-K.  Pricing  information  can be omitted if  securities
were not registered.
___________________________________________________________________________________________________________________

         Item 4: Defaults Upon Senior Securities                          Certificate Administrator

Information from Item 3 of Part II of Form 10-Q:

Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
___________________________________________________________________________________________________________________
   Item 5: Submission of Matters to a Vote of Security                    Certificate Administrator
                         Holders                                                   Trustee

Information from Item 4 of Part II of Form 10-Q
___________________________________________________________________________________________________________________
       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
___________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
___________________________________________________________________________________________________________________
  Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
___________________________________________________________________________________________________________________
• Determining applicable disclosure threshold                                     Depositor
___________________________________________________________________________________________________________________
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
___________________________________________________________________________________________________________________
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
___________________________________________________________________________________________________________________
• Determining current maximum probable exposure                                   Depositor
___________________________________________________________________________________________________________________
• Determining current significance percentage                                     Depositor
___________________________________________________________________________________________________________________
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
___________________________________________________________________________________________________________________
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
___________________________________________________________________________________________________________________

                Item 8: Other Information                     Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information  required to be reported on Form
8-K during  the  period  covered by the Form 10-D but not
reported
___________________________________________________________________________________________________________________
                    Item 9: Exhibits
___________________________________________________________________________________________________________________
         Monthly Statement to Certificateholders                          Certificate Administrator
___________________________________________________________________________________________________________________
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
___________________________________________________________________________________________________________________

                                                     EXHIBIT T

                                        FORM OF DISTRIBUTION DATE STATEMENT

                                                     EXHIBIT U

                                        ADDITIONAL DISCLOSURE NOTIFICATION

U.S. Bank National Association
60 Livingston Ave.
St. Paul, MN 55107
Attn: Structured Finance / WMLT 2007-A
Email: notification@fsir.com

Wachovia Mortgage Loan Trust, LLC
301 S. College Street, NC5578-Suite G
Charlotte, NC 28288-5578

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XII of the Pooling and Servicing Agreement, dated as of March 27, 2007 (the "Pooling and Servicing Agreement"), among Wachovia Mortgage Loan Trust, LLC, as depositor (the "Depositor"), U.S. Bank
National Association, as master servicer and certificate administrator (in its capacity as certificate administrator, the "Certificate Administrator"), National City Mortgage Co., Fifth Third Mortgage Company,
SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A., as servicers, and HSBC Bank USA, National Association, as
trustee (the "Trustee"), the undersigned, as [             ], hereby notifies you that certain events have come
to our attention that [will] [may] need to be disclosed on Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                          ], phone number:
[                            ]; email address: [                       ].

[NAME OF PARTY],
   as [role]

By:____________________________________
   Name:
   Title:

                                                     EXHIBIT V

                                          ADDITIONAL FORM 10-K DISCLOSURE

_____________________________________________________________________________________________________________
                  Item on Form 10-K                                      Party Responsible
_____________________________________________________________________________________________________________
          Item 1B: Unresolved Staff Comments                                 Depositor
_____________________________________________________________________________________________________________
              Item 9B: Other Information                 Any party responsible for disclosure items on Form
                                                                                8-K
_____________________________________________________________________________________________________________
   Item 15: Exhibits, Financial Statement Schedules                          Depositor
_____________________________________________________________________________________________________________
                   Additional Item:                     (i) All parties to the PSA (as to themselves), (ii)
                                                         the Depositor as to the issuing entity, (iii) the
          Disclosure per Item 1117 of Reg AB                  Depositor as to the sponsor, any 1106(b)
                                                                  originator, any 1100(d)(1) party
_____________________________________________________________________________________________________________
                   Additional Item:                     (i) All parties to the PSA (as to themselves), (ii)
                                                            the Depositor as to he sponsor, originator,
          Disclosure per Item 1119 of Reg AB            significant obligor, enhancement or support provider
_____________________________________________________________________________________________________________
                   Additional Item:                                     Depositor/ Servicer

        Disclosure per Item 1112(b) of Reg AB
_____________________________________________________________________________________________________________
                   Additional Item:                                          Depositor

     Disclosure per Items 1114(b) and 1115(b) of

                        Reg AB
_____________________________________________________________________________________________________________

                                                     EXHIBIT W

                                          FORM 8-K DISCLOSURE INFORMATION

___________________________________________________________________________________________________________________
                                         FORM 8-K DISCLOSURE INFORMATION
___________________________________________________________________________________________________________________
                    Item on Form 8-K                                          Party Responsible
___________________________________________________________________________________________________________________
  Item 1.01- Entry into a Material Definitive Agreement     All parties to the Pooling and Servicing Agreement as
                                                                  to each agreement to which it is a party
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
___________________________________________________________________________________________________________________
Item 1.02- Termination of a Material Definitive Agreement   All parties to the Pooling and Servicing Agreement as
                                                                  to each agreement to which it is a party
Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
___________________________________________________________________________________________________________________
          Item 1.03- Bankruptcy or Receivership                                   Depositor

Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:

___________________________________________________________________________________________________________________
• Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
___________________________________________________________________________________________________________________
• Depositor                                                                       Depositor
___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Affiliated Servicer                                                             Servicer
___________________________________________________________________________________________________________________
•  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
___________________________________________________________________________________________________________________
• Other material servicers                                                        Servicer
___________________________________________________________________________________________________________________
• Trustee                                                                          Trustee
___________________________________________________________________________________________________________________
• Certificate Administrator                                               Certificate Administrator
___________________________________________________________________________________________________________________
• Significant Obligor                                                             Depositor
___________________________________________________________________________________________________________________
• Credit Enhancer (10% or more)                                                   Depositor
___________________________________________________________________________________________________________________
• Derivative Counterparty                                                         Depositor
___________________________________________________________________________________________________________________

• Custodian                                                                       Custodian
___________________________________________________________________________________________________________________
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an                       Master Servicer
              Off-Balance Sheet Arrangement                               Certificate Administrator

Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.

Disclosure  will be made of events  other than  waterfall
triggers  which are  disclosed in the monthly  statements
to the certificateholders.
___________________________________________________________________________________________________________________
 Item 3.03- Material Modification to Rights of Security                   Certificate Administrator
                         Holders                                                  Depositor

Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Pooling and Servicing Agreement.
___________________________________________________________________________________________________________________
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
___________________________________________________________________________________________________________________
 Item 6.01- ABS Informational and Computational Material                          Depositor

___________________________________________________________________________________________________________________
      Item 6.02- Change of Servicer or Certificate          Master Servicer/Certificate Administrator/Depositor/
                      Administrator                                               Servicer

Requires   disclosure   of  any   removal,   replacement,
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers.
___________________________________________________________________________________________________________________
Reg AB  disclosure  about  any  new  servicer  or  master            Servicer/Master Servicer/Depositor
servicer is also required.
___________________________________________________________________________________________________________________
Reg AB  disclosure  about any  successor  trustee is also                          Trustee
required.
___________________________________________________________________________________________________________________

   Item 6.03- Change in Credit Enhancement or External           Depositor/Certificate Administrator/Trustee
                         Support
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.
___________________________________________________________________________________________________________________
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
___________________________________________________________________________________________________________________
   Item 6.04- Failure to Make a Required Distribution                     Certificate Administrator

___________________________________________________________________________________________________________________
      Item 6.05- Securities Act Updating Disclosure                               Depositor

If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
___________________________________________________________________________________________________________________
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
___________________________________________________________________________________________________________________
              Item 7.01- Reg FD Disclosure                                       All parties
___________________________________________________________________________________________________________________
                 Item 8.01- Other Events                                          Depositor

   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
___________________________________________________________________________________________________________________
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                            financial statement or exhibit (not applicable to the
                                                                                  Trustee)
___________________________________________________________________________________________________________________

                                                     EXHIBIT W

                                          FORM OF SERVICER'S CERTIFICATE